Exhibit 10.9

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 406

GLOBAL RESEARCH AND DEVELOPMENT

OUTSOURCED SERVICES AGREEMENT

by and between

GLAXOSMITHKLINE RESEARCH & DEVELOPMENT LIMITED

(“GSK”)

and

SHANGHAI CHEMPARTNER CO., LTD.

&

CHINA GATEWAY LIFE SCIENCE (HOLDING) LTD. (HK)

(“ChemPartner”)

23rd  December, 2009

CONTENTS

1.	DEFINITIONS	1

2.	PURPOSE OF AGREEMENT	14

3.	TERM OF AGREEMENT	15

4.	OUTSOURCED SERVICES (“OS”)	15

5.	NON EXCLUSIVE APPOINTMENT AND FLEXIBLE RESOURCES	17

6.	FEES AND PAYMENT	18

7.	CHANGE MANAGEMENT	19

8.	ChemPartner OBLIGATIONS	19

9.	PERFORMANCE	22

10.	NON PERFORMANCE	22

11.	SITE	25

12.	MATERIALS	26

13.	BIOLOGICAL MATERIAL/SAMPLE	28

14.	INTELLECTUAL PROPERTY RIGHTS	29

15.	CONFIDENTIALITY	32

16.	PERSONAL DATA PROTECTION	35

17.	DISCLOSURE AND EXCHANGE OF INFORMATION	35

18.	GOVERNANCE	36

19.	RECORD KEEPING, RECORD RETENTION AND DATA RECORDING	37

20.	AUDIT	38

21.	INFORMATION TECHNOLOGY INFRASTRUCTURE SYSTEM	40

22.	EMPLOYEES	42

23.	INSURANCE	49

24.	BUSINESS CONTINUITY PLAN	50

25.	INDEMNITIES AND LIABILITIES	50

26.	WARRANTIES	52

27.	GSK POLICIES AND PROCEDURES	53

28.	ETHICAL STANDARDS AND HUMAN RIGHTS	54

29.	WASTE	55

30.	TERMINATION	55

31.	CONSEQUENCES OF TERMINATION	56

32.	ASSISTANCE	58

33.	PERMITS	58

34.	COMPLIANCE WITH LAW AND REGULATIONS	58

35.	ANTI-CORRUPTION, ANTI MONEY LAUNDERING AND TRADE SANCTIONS	59

36.	GOVERNING LAW AND ALTERNATIVE DISPUTE RESOLUTION	60

37.	GENERAL PROVISIONS	61

LIST OF SCHEDULES AND APPENDICES:

Appendix 1: Amendment to Master Agreement

Appendix 2: Floor map of GSK Designated Space

Appendix 3: Confidentiality Disclosure Agreement

Appendix 4: Visitor Agreement

Schedule 1: Discovery Outsourced Services

Schedule 2: Statement of Work, Project Form and Study Protocol

Schedule 3: Research Agreement

Schedule 4: Commercial Fees and Payment

Schedule 5: Governance

Schedule 6: Performance Measurements and Performance Review

Schedule 7: GSK Deliverables Matrix

Schedule 8: Material Transfer Agreement

Schedule 9: Biological Samples and Human Tissue

Schedule 10: Animal Welfare

Schedule 11: Information Technology Infrastructure System

Schedule 12: Data Protection

Schedule 13: Record Keeping and Record Retention Policy

Schedule 14: Data Integrity and Data Recording

Schedule 15: Business Continuity Plan

Schedule 16: Compliance and GSK Policies and Procedures

Schedule 17: GSK Recognition Schedule

GLOBAL RESEARCH AND DEVELOPMENT OUTSOURCED SERVICES AGREEMENT

This Global Research and Development Outsourced Services Agreement (“AGREEMENT”) is made as of the 23rd day of December, 2009 (“EFFECTIVE DATE”) between GLAXOSMITHKLINE RESEARCH AND DEVELOPMENT LIMITED, (“GSK”), registered in England and Wales under company number 835139 and having its registered office at 980 Great West Road, Brentford, Middlesex TW8 9GS, United Kingdom and SHANGHAI CHEMPARTNER Co., Ltd., registered in China, and having its principal business address at No. 5 Building, 998 Hailei Road, Zhangjiang Hi-Tech Park Pudong New Area, 201203 Shanghai, People’s Republic of China as well as its holding company China Gateway Life Science (holding) Ltd. (HK) registered in 3/F, Shun Feng International Centre 182 Queen’s Road East, Hong Kong (collectively “ChemPartner”).

GSK and ChemPartner are herein referred to each as a “PARTY” and, collectively, as the “PARTIES”.

WHEREAS

I.	The PARTIES previously entered into a Master agreement for the outsourcing of services (“Master Agreement”) on January 1, 2007 for the provision of chemistry services (“Master Agreement”), as amended by Amendment No. 1, having an effective date 1st January, 2009.

II.	The PARTIES have agreed to increase the scope of services currently been provided by ChemPartner under the Master Agreement and execute this AGREEMENT that will replace in its entirety the Master Agreement and will govern the relationship between the PARTIES.

III.	The PARTIES wish to continue their research and development collaboration under this AGREEMENT in the terms set forth below.

NOW THEREFORE in consideration of the foregoing and the covenants and promises contained herein, the PARTIES agree as follows:

1.	DEFINITIONS

1.1	The following terms shall have the following meanings when used in this AGREEMENT:

“ACQUIRED RIGHTS DIRECTIVE”	means Council Directive 2001/23/EC on the approximation of the laws of Member States relating to the safeguarding of employees’ rights in the event of transfers of undertakings, businesses or parts of undertakings or businesses.

“ADDITIONAL DISCOVERY OUTSOURCED SERVICES (“ADOS”)	means additional discovery outsourced services as agreed by the PARTIES in writing that are materially different from and in addition to the DOS, specified in Schedule 1.

“ADDITIONAL OUTSOURCED SERVICES (“AOS”)”	means such additional services as agreed by the PARTIES in writing that are different from and in addition to the DOS and/or ADOS.

“ADME/T”	means any in vivo, in silico, in vitro and/or in vivo ASSAY that is used to define absorption, distribution, metabolism, excretion and toxicity of a COMPOUND.

“AFFILIATE”	shall mean any corporation or non-corporate business entity which CONTROLS, is CONTROLLED by, or is under common CONTROL with a PARTY to this AGREEMENT.

“AGREEMENT”	means this AGREEMENT for the global research and development outsourced services and all its schedules (“Schedules”) and Appendices (“Appendices”).

“ARISING IP”	means any and all INTELLECTUAL PROPERTY RIGHTS which arise in connection with the performance of this AGREEMENT and all OS, including, without limitation, any INVENTION or COMPOUND and any and all INTELLECTUAL PROPERTY RIGHTS associated with or arising from any INVENTION or COMPOUND.

“ASSAY”	means any measurement of chemical properties and/or biological activity IN VITRO, IN VIVO, ex vivo and/or ADME/T of a COMPOUND.

“ASSAY DEVELOPMENT”	means the development of an ASSAY and REAGENTS for a GSK TARGET. ASSAY DEVELOPMENT shall include, without limitation, development of cell-free and cell based biological models, engineered or native, which may be suitable for GSK TARGET specific COMPOUNDS.

“ASSET”	means any of the following: GSK TARGET – relevant hit molecules, REAGENTS, SCREENING ASSAYS, or other assets of a PARTY which are proposed by such PARTY under a PROJECT or RESEARCH AGREEMENT.

“AUDIT”	means any audit, inspection or monitoring activity, and “to Audit” means to conduct any such audit, inspection or monitoring activity.

“BIOLOGY ADDITIONAL MATERIAL(s)”	means any single biology REAGENT or MATERIAL required per STUDY PROTOCOL with a value greater of *. GSK will only pay excess value above * , upon prior approval by GSK DESIGNATED REPRESENTATIVE.

“BIOLOGICAL STEP”	means *

“BIOLOGICAL MATERIAL/SAMPLE”	means any human biological material, including any portion of an organ, any tissue, skin, bone, muscle, connective tissue, blood, cerebrospinal fluid, cells, gametes, or sub-cellular structures such as DNA, or any derivative of such human biological material such as stem cells or cell lines; and any human biological product, including, but not limited to, hair, nail clippings, teeth, urine, faeces, breast milk, and sweat.

“BIOMARKERS”	means substances used as indicators of a GSK TARGET effect of a COMPOUND, according to the specifications provided by GSK.

“BUSINESS CONTINUITY PLAN”	means ChemPartner business continuity plan, as set out in Schedule 15 which reflects GSK’s requirements in the event that ChemPartner is prevented or hindered from providing the OS to GSK.

“CANDIDATE”	means a PRE-CANDIDATE with * that possesses all other requisite GSK-defined efficacy and safety profiles deemed sufficient by GSK to progress to pre-clinical development, as described in the CANDIDATE SELECTION CRITERIA, specifically set out in a PROJECT and/or PROGRAM.

“CANDIDATE SELECTION CRITERIA”	means the criteria set forth in a specific SOW and/or a RESEARCH AGREEMENT for a CANDIDATE.

“CHANGE”	means a change to the OS and/or PERFORMANCE MEASUREMENTS, or any other part of this AGREEMENT, or a change in the method in which the OS are delivered, including a change to the IT INFRAESTRUCTURE SYSTEM, systems and processes underlying the delivery of the OS and/or the IT EQUIPMENT and/or SOFTWARE required for the performance of the OS.

“CHEMISTRY ADDITIONAL MATERIAL(s)	means any single chemistry REAGENT or MATERIAL required per PROJECT FORM in excess value of * (or * as appropriate) and total value of greater that *. GSK will only pay excess value above *, upon prior approval by GSK DESIGNATED REPRESENTATIVE.

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“ChemPartner BACKGROUND IP”	means any PATENTS, know-how and/or any INTELLECTUAL PROPERTY RIGHTS owned by, assigned to, or licensed to ChemPartner and/or ChemPartner AFFILIATES which are necessary or useful for the conduct of the OS under this AGREEMENT and which are either existing on the EFFECTIVE DATE or will be owned, assigned to or licensed to ChemPartner and/or ChemPartner AFFILIATES at any time during the TERM of this AGREEMENT.

“ChemPartner BUSINESS CONFIDENTIAL INFORMATION”	mean any and all scientific, technical and non-technical information of ChemPartner obtained or learned by the GSK EMPLOYEE during the course of his/her co-location, including but not limited to information regarding (a) patent and patent applications, (b) trade secret, and (c) proprietary information, mask works, ideas, designed compounds or structures (“ChemPartner Compounds”), gene sequences, cell lines, samples, media, chemical compounds, assays, biological materials, techniques, sketches, drawings, works of authorship, models, inventions, know-how, processes, apparatuses, equipment, algorithms, software programs, software source documents, and formulae related to the current, future, and proposed products and services of ChemPartner, and including, without limitation, ChemPartner’s information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, investors, employees, business and contractual relationships, business forecasts, sales and merchandising, marketing plans and other proprietary information of ChemPartner.

“ChemPartner DESIGNATED REPRESENTATIVE”	means ChemPartner designated representatives as named in the relevant SOW and any associated PROJECT FORM/STUDY PROTOCOL, or any RESEARCH AGREEMENT.

“ChemPartner EMPLOYEE(S)”	means those individuals who are employed, appointed or otherwise engaged FULL TIME by ChemPartner to provide the OS, or for any other term that may be agreed by the PARTIES. Such individuals will be selected and approved by GSK at all times, in accordance with Clause 22.

“ChemPartner INFORMATION”	means all ChemPartner BUSINESS CONFIDENTIAL INFORMATION and ChemPartner CONFIDENTIAL INFORMATION provided by ChemPartner to GSK pursuant to this AGREEMENT.

“ChemPartner IT LIASON”	means the ChemPartner designated representative for the IT INFRASTRUCTURE SYSTEM, as described in Schedule 11.

“ChemPartner LIASON LEAD”	means the ChemPartner primary point of contact for G SK regarding the execution, performance and overall management of this AGREEMENT, as detailed in Clause 18.2.

“ChemPartner PATENT”	means (a) all national, regional and international patent applications, including priority and provisional patent applications, (b) all patent applications derived from or claiming priority from the foregoing patent applications (a), including divisionals, continuations, continuations-in-part, converted provisionals, and continued prosecution applications, (c) any and all patents that have issued or been granted or in the future issue or are granted from the foregoing patent applications ((a) and (b)), including without limitation patents for INVENTIONS, utility models, petty patents, design patents and certificates of invention, (d) any and all reissues, re-examinations, revalidations, confirmations, restorations or extensions, including any patent term extensions, supplementary protection certificates and the like of the foregoing patents or patent applications ((a), (b) and (c)).

“COMMERCIALLY REASONABLE EFFORTS”	means taking all such steps and performing them in such a way as a well managed company would undertake to achieve a particular desired result for its own benefit assuming such company was acting in a determined, prudent and reasonable manner.

“COMPOUND”	means a therapeutic agent or chemical entity synthesized as part of a PROJECT or PROGRAM.

“CONFIDENTIAL INFORMATION”	means any and all chemical entities, specific or generic chemical structures and formulae, COMPOUNDs, chemical arrays, ASSAYS, ASSAY DEVELOPMENT, ASSETS, BIOMARKERS, ADME/T, REAGENTS, formulations, processes and methodologies, drawings, documents, laboratory notebooks, information and other MATERIALS supplied to GSK or ChemPartner or to a THIRD PARTY associated with ChemPartner (including, without limitation, the ChemPartner EMPLOYEES, agents or sub-contractors), information concerning the terms and provisions of this AGREEMENT, including but without prejudice to the generality of the foregoing all readable or computer or other machine readable data, diagrams and flow charts, GSK KNOW-HOW, ideas, concepts, proposals or other confidential information relating to either PARTY’s technology, technical processes, business affairs or finances (including oral, documentary, magnetic, electronic, graphic or digitised form or by demonstration or observation) and all such confidential information relating to a subsidiary, supplier, customer or client of either PARTY supplied to or acquired by the other in connection with this AGREEMENT including the performance of the OS or arising from the performance of the OS. Failure to mark any of the CONFIDENTIAL INFORMATION as confidential or proprietary shall not affect its status as CONFIDENTIAL INFORMATION under the terms of the AGREEMENT.

As the context may require, means GSK CONFIDENTIAL INFORMATION and/or ChemPartner CONFIDENTIAL INFORMATION.

“CONFLICT OF INTEREST”	means a PROJECT and/or a PROGRAM of a THIRD PARTY based and/or using the same GSK TARGET.

“CONSUMABLE(s)”	means any item used to perform the science, which does not have a fixed asset life (excluding MATERIALS, BIOLOGY ADDITIONAL MATERIALS and/or CHEMISTRY ADDITIONAL MATERIALS and/or REAGENTS).

“CONTRACT YEAR”	means a period of twelve (12) months commencing on the EFFECTIVE DATE and on each successive anniversary of the EFFECTIVE DATE.

“CONTROL” “CONTROLLED”	and/or means (1) ownership by one entity, directly or indirectly, beneficially or legally, of at least fifty-one percent (51%) of the voting stock of another entity (or such lesser percentage which is the maximum allowed to be owned by an entity in a particular jurisdiction); (2) the power of one entity to direct the management or policies of another entity, by contract or otherwise; or (3) any other relationship between a party and an entity which both GSK and ChemPartner have agreed in writing may be considered an “AFFILIATE” of a PARTY.

“DATA”	means any data or record used, stored, received or created (in electronic or hardcopy format) by ChemPartner in providing the OS under this AGREEMENT.

“DELIVERABLE(s)”	means:

(a) in relation to a SOW, all work product specifically identified as a deliverable in a SOW and associated PROJECT FORM(s) and/or STUDY PROTOCOL(s)

(b) in relation to a RESEARCH AGREEMENT, all work product specifically identified as a deliverable in such RESEARCH AGREEMENT;

and in each case all other work product not specifically identified therein but produced by ChemPartner and ChemPartner EMPLOYEES, agents and sub-contractors in the course of performing the OS.

“DISCOVERY OUTSOURCED	means those services listed in Schedule 1 to this SERVICES” or “DOS” AGREEMENT.

“DOSE RESPONSE CURVE”	means *

“EMPLOYMENT LIABILITIES”	means any costs, claims, demands or expenses (including reasonable legal and other professional expenses) and all losses, damages, compensation and other liabilities relating to the employment or engagement of an individual, including those incurred by or attributed to any THIRD PARTY or sub contractor of ChemPartner (which shall include any incurred as a result of an indemnity or warranty given, or to be given, by GSK to a THIRD PARTY or sub-contractor).

“EQUIPMENT”	means paper laboratory notebooks (pLNBs), and any other equipment utilised by ChemPartner in performing the OS, provided by GSK, which is not an IT EQUIPMENT.

“ESCALATION PROCEDURE”	means the escalation procedure as described in Schedule 5.

“ENVIRONMENT”	means all or any of the media of air, water and land (wherever occurring) and any living organisms or systems supported by those media (including man) and in relation to the media of air and water includes without limitation, the air and water within buildings and the air and water within other natural or man-made structures above or below ground and includes, all natural resources and the built environment.

“ENVIRONMENTAL LAWS”	shall mean all or any, national or local laws or regulations, arising through statute, subordinate legislation or common law or any relevant code of practice, guidance, standard or other advisory material issued by any competent authority which from time to time relate to the pollution of the ENVIRONMENT, the protection of the ENVIRONMENT, the protection of natural amenity, the creation of any noise, vibration, radiation, common law or statutory nuisance, or the production, disposal, release, use, storage, spillage, deposit, escape, discharge, leak, emission, recovery, transport of or radiation from any HAZARDOUS MATERIAL or WASTE.

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“EXCESS MATERIAL(s)”	means any remaining MATERIAL(s) in possession of ChemPartner that are required to be returned, destroyed or disposed upon completion and/or termination of a PROJECT and/or a PROGRAM, in accordance with GSK instructions and Clause 12.

“FEES”	means the amounts payable by GSK to ChemPartner for the provision of OS, as detailed in Schedule 4.

“FLEXIBLE DOS” or “FDOS” or “FLEXIBLE”	means a combination of all the DOS (ADOS and/or AOS), as described in Section B of Schedule 1, or as specified by GSK on a PROJECT by PROJECT basis. Intellectual input of the FDOS will be predominately driven by GSK.

“FORCE MAJEURE”	has the meaning set out in Clause 37.8.

“FULLY INTEGRATED SERVICES” or “FIS”	mean a combination of all the DOS (or ADOS and/or AOS), as described in Section C of Schedule 1, or as specified by GSK on a PROGRAM by PROGRAM basis. Intellectual input of the FIS will be predominately driven by ChemPartner.

“FULL TIME”	means working on average eight (8) hours per day, available to work 235 days in twelve (12) months.

“FUNCTIONAL DOS” or “FUNCTIONAL”	means any one of the DOS functions, as described in Section A of Schedule 1, or as specified by GSK on a PROJECT by PROJECT basis.

“GOOD CITIZEN LAWS”	means any applicable anti-corruption, anti-bribery and anti-money laundering laws and related rules and regulations, decrees and/or official government orders, as detailed in Clause 35.

“GOVERNANCE”	means the governance model for the provision of the OS set out in Schedule 5.

“GSK BACKGROUND IP”	means any GSK PATENTS and GSK KNOW-HOW and/or any INTELLECTUAL PROPERTY RIGHTS owned by, assigned to or licensed to GSK and/or GSK AFFILIATES which are necessary or useful for the conduct of the OS under this AGREEMENT and which are either existing on the EFFECTIVE DATE or will be owned by, assigned to or licensed to GSK and/or GSK AFFILIATES at any time during the TERM of this AGREEMENT. GSK BACKGROUND IP does not include GSK ARISING IP.

“GSK BUSINESS UNIT”	means any business unit of GSK requiring the OS under this AGREEMENT.

“GSK DELIVERABLES MATRIX”	means the baseline criteria for the provision of the DELIVERABLES in a PROJECT and/or a PROGRAM, as described in Schedule 7.

“GSK DESIGNATED REPRESENTATIVE”	means the GSK designated representatives per GSK BUSINESS UNIT as named in the relevant SOW and any associated PROJECT FORM/STUDY PROTOCOL, or any RESEARCH AGREEMENT.

“GSK DESIGNATED SPACE”	means any physical space within the SITE dedicated only to the performance of the OS, or any other part of the SITE not dedicated exclusively to GSK where the OS are conducted, provided that it is audited and approved by GSK.

“GSK EMPLOYEE(S)”	means any full-time or part-time employee of GlaxoSmithKline plc, SmithKline Beecham Corp. d/b/a GlaxoSmithKline, GlaxoSmithKline Research and Development Limited, or any other GSK AFFILIATE.

“GSK INFORMATION”	means all GSK CONFIDENTIAL INFORMATION provided by GSK to ChemPartner pursuant to this AGREEMENT.

“GSK IT LIASON”	means the GSK designated representative for the IT INFRASTRUCTURE SYSTEM, as described in Schedule 11.

“GSK KNOW-HOW”	means all technical information, technologies, DATA, INVENTIONS, trade secrets, practices, methods, knowledge, know-how, skill, experience, physical, chemical or biological materials, physical, chemical or biological processes, COMPOUNDS, chemical formulas, ASSAYS, ASSETS, BIOMARKERS, ADME/T, REAGENTS, MATERIALS, documentation, scientific and technical data and other information that GSK developed, owns, rightfully acquired or otherwise had a right to use prior to the date of this AGREEMENT or which it develops and obtains during and after the TERM of this AGREEMENT.

“GSK LIASON LEAD”	means the G SK primary point of contact for ChemPartner regarding the execution, performance and overall management of this AGREEMENT, as detailed in Clause 18.2.

“GSK PATENT”	means (a) all national, regional and international patent applications, including priority and provisional patent applications, (b) all patent applications derived from or claiming priority from the foregoing patent applications (a), including divisionals, continuations, continuations-in-part, converted provisionals, and continued prosecution applications, (c) any and all patents that have issued or been granted or in the future issue or are granted from the foregoing patent applications ((a) and (b)), including without limitation patents for INVENTIONS, utility models, petty patents, design patents and certificates of invention, (d) any and all reissues, re-examinations, revalidations, confirmations, restorations or extensions, including any patent term extensions, supplementary protection certificates and the like of the foregoing patents or patent applications ((a), (b) and (c)).

“GSK POLICIES AND PROCEDURES”	means GSK internal compliance, policies, procedures and guidelines that are made available to ChemPartner in accordance with Clause 27, and which are listed under Schedule 16.

“GSK RECOGNITION SCHEME”	means a procedure that intends to acknowledge those ChemPartner EMPLOYEES who have made significant contributions through working at a high standard of quality, efficiency and integrity in a PROJECT, in accordance with Schedule 17.

“GSK TARGET”	means a molecular entity such as an enzyme, receptor, or ion channel that is under research and development within a PROJECT and/or PROGRAM, where the aim is to modify the activity of the molecular entity.

“HAZARDOUS MATERIAL”	means any pollutant, or any hazardous, toxic, radioactive, noxious, corrosive or caustic substance, whether in solid, liquid or gaseous form which alone or in combination with others is capable of causing harm to the ENVIRONMENT.

“INTELLECTUAL PROPERTY RIGHTS”	means any and all PATENTS, trademarks, rights in confidence and trade secrets, INVENTIONS, KNOW-HOW or business names or signs, domain names, logos, trade dress, registered designs, design rights, copyrights and database rights, moral rights, including all rights or forms of protection having an equivalent or similar nature or effect anywhere in the word, whether enforceable, registered, unregistered or registerable (including all renewals, extensions and applications for registration) in respect of the same.

“IT EQUIPMENT”	means computers, telecommunications and network, hardware, and any other equipment and their associated peripherals and connecting equipment utilised by ChemParner in performing the OS, provided by GSK.

“IT INFRASTRUCTURE SYSTEM”	means the DATA, IT EQUIPMENT and SOFTWARE used by or on behalf of GSK to provide, or which forms part of the OS, or which is used in connection with the OS, as detailed in Section 1 of Schedule 11.

“INVENTION”	means any and all inventions (whether patentable or not), discoveries, developments, improvements, works of authorship, COMPOUNDS, formulas, processes including processes for the synthesis or manufacture of chemical entities (including COMPOUNDS), chemical intermediates for use in the synthesis or manufacture of chemical entities (including COMPOUNDS), compositions of matter, formulations, methods of use or delivery, data, reports, specifications, computer programs or models and related documentation, know-how or trade secrets which are conceived, reduced to practice or otherwise made by or developed by GSK or ChemPartner or by a THIRD PARTY associated with ChemPartner (including, without limitation, ChemPartner EMPLOYEES, agents or sub-contractor) pursuant to this Agreement including in connection with or arising from the performance of the OS, or which reflect or contain GSK CONFIDENTIAL INFORMATION.

“IN-VITRO”	means any study conducted in an artificial environment outside a living organism.

“IN-VIVO”	means any study conducted in live animals.

“JOINT RESEARCH COMMITTEE(S)”	means the scientific governance model that will oversee the execution and progression of a RESEARCH AGREEMENT, as described in Schedule 5.

“LEAD COMPOUND”	means a COMPOUND identified by GSK that has the GSK-requisite pharmacological and/or biological activity at the specified biological GSK TARGET, and whose chemical structure is used as a starting point for chemical modifications in order to improve the potency, selectivity, and/or pharmacokinetic parameters for advancement of said COMPOUNDS to CANDIDATE SELECTION CRITERIA.

“LEAD OPTIMISATION”	means the progressive development of a LEAD COMPOUND to a CANDIDATE SELECTION CRITERIA.

“LOSS/LOSSES”	means, of whatever nature and whether foreseeable or not, all actions, proceedings, judgments, liabilities, costs, claims, demands, fines, penalties, losses, damage, expenses (including, on a solicitor and own client basis, legal fees and fees of other professional advisers).

“MATERIAL(S)”	means any COMPOUND, REAGENT, ASSET, BIOLOGY MATERIAL/ SAMPLE, non-human biological material, BIOLOGY ADDITIONAL MATERIALS and/or CHEMISTRY ADDITIONAL MATERIALS that could be used or provided by GSK to ChemPartner at the SITE, including but not limited to any material in whatever form (including written, magnetic, electronic, graphic or digitised), including any methodologies, processes, know-how, reports, specifications, business rules or requirements, manuals, user guides, training materials and instructions and material relating to GSK SOFTWARE or its design, development, modification, operation, support or maintenance.

“OUTSOURCED SERVICES (“OS”)	means any DOS, as detailed in Schedule 1, and/or any FIS, and/or any ADOS; and/or any AOS.

“PATENT”	means a GSK PATENT and/or ChemPartner PATENT as the context may require.

“PERFORMANCE MEASUREMENTS”	means the set of criterion established in the DELIVERABLES; and/or PERFORMANCE METRICS, and/or QUALITATIVE FEEDBACK; and/or GSK DELIVERABLES MATRIX; and/or any additional criteria GSK may establish for a PROJECT and/or PROGRAM from time to time, as described in Schedule 6.

“PERFORMANCE METRICS”	means the actual quantitative measurement, as described in Section 2.2.1, 2.2.2 and 2.2.3 of Schedule 6.

“PERFORMANCE REPORTS”	means the actual quantitative performance information reports submitted by ChemPartner referred to in Section 5 of Schedule 6.

“PERFORMANCE REVIEW(s)”	means the forum set up by the PARTIES to review the overall PERFORMANCE MEASUREMENTS, including ways of working and monitor the overall progress of the OS provided under the AGREEMENT, as referred to in Section 6 of Schedule 6.

“PERSONAL DATA”	shall mean any information relating to an identified or identifiable natural person (‘data subject’); an identifiable person is one who can be identified, directly or indirectly, in particular by reference to an identification number or to one or more factors specific to his physical, physiological, mental, economic, cultural or social identity.

“PRE-CANDIDATE SELECTION”	means a novel, patentable, clinically-progressable COMPOUND that meets all GSK-requisite CANDIDATE SELECTION CRITERIA prior to * (including histopathology results), as specifically set out in a SOW and/or a RESEARCH AGREEMENT.

“PROGRAM”	means FULLY INTEGRATED SERVICES provided by ChemPartner in accordance with the specifics of a RESEARCH AGREEMENT, as detailed in Schedule 3.

“PROJECT (s)”	means any DOS (excluding FULLY INTEGRATED SERVICES) to be conducted by ChemPartner in accordance with a STATEMENT OF WORK (“SOW”), associated PROJECT FORM(s) and/or STUDY PROTOCOL(s).

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“PROJECT FORM (s)”	means a form detailing a discreet set of FUNCTIONAL chemistry OS (excluding FULLY INTEGRATED SERVICES) required by a GSK BUSINESS UNIT under the relevant SOW, as described in Section 3 of Schedule 2.

“QUALITATIVE FEEDBACK”	means feedback on observations, behaviours and ways of working to support the measurement of the performance, as described in Section 3 of Schedule 6.

“REAGENT”	means a substance used in a chemical or biological reaction, or an ASSAY.

“REGULATOR”	means any applicable body having regulatory or supervisory authority enforceable by law over any part of GSK’s or ChemPartner’s business relating to the OS in any relevant jurisdiction that the PARTIES may notify to one another from time to time, and “REGULATORY” shall be interpreted accordingly.

“RESEARCH AGREEMENT”	means a written instrument in substantially the form of Schedule 3 which is entered into by the PARTIES (or in the case of GSK by one of its AFFILIATES) setting out the scientific, business and commercial details for the provision of FULLY INTEGRATED SERVICES, as required by a GSK BUSINESS UNIT.

“RESEARCH PLAN”	means a plan containing the scientific characteristics, requirements and the technical operating plan for the provision of FULLY INTEGRATED SERVICES by ChemPartner under a RESEARCH AGREEMENT, as detailed in Schedule 3.

“SCREENING ASSAYS”	means high throughput screening (“HTS”) of libraries of COMPOUNDS using the ASSAY developed under ASSAY DEVELOPMENT.

“SERVICE DEFAULT”	means any event or occurrence on account of ChemPartner that may result into a major disruption or interruption in (a) the provision of the OS; or (b) the execution of the AGREEMENT, as described in Clause 10.2.

“SERVICE PROBLEM”	means any event or occurrence on account of ChemPartner that may result into a minor disruption or interruption of the (a) provision of the OS; or (b) the execution of the AGREEMENT, as described in Clause 10.1.

“SITE”	means the ChemPartner’s site locate in Shanghai, People Republic of China or at such other site at which the OS will be provided as may be agreed by the PARTIES from time to time, provided that it is audited and approved in writing by GSK.

“SOFTWARE”	means all systems and computer programs, electronic laboratory notebooks (eLNBs), including application software, enhancements, supporting documentation and associated materials that are utilised by ChemPartner in performance of the OS pursuant to this AGREEMENT.

As the context may require, means GSK SOFTWARE and/or ChemPartner’s SOFTWARE

“STAGES”	means any of the stages of the GSK DELIVERABLES MATRIX, as described in Schedule 7.

“STATEMENT OF WORK” or “SOW”	means a written instrument in substantially the form of Section 2 of Schedule 2 which is entered into by the PARTIES (or in the case of GSK by one of its AFFILIATES) setting out the details of the OS required by each GSK BUSINESS UNIT.

“STUDY PROTOCOL/STUDY/IES”	means a study in the form of Section 4 of Schedule 2 detailing a specific set of discrete FUNCTIONAL biology OS required by a GSK BUSINESS UNIT under the relevant SOW.

“TAXES”	shall mean all indirect taxes like value added tax, service tax, etc. imposed by the People’s Republic of China.

“TECHNOLOGY REGULATIONS”	means the People’s Republic of China Administration of Technology Import and Export Regulations, promulgated by the State Council of the People’s Republic of China on 10 December 2001 and effective 1 January 2002.

“TERM”	means the INITIAL TERM and any RENEWAL TERM, as specified in Clause 3.

“THIRD PARTY”	shall mean a party other than GSK or ChemPartner and their respective AFFILIATES.

“VALIDATED REAGENT”	means is a REAGENT (protein, cell line, virus, cDNA) that is fully verified according to GSK’s requirements both in terms of identity, DNA sequence, protein and peptide mass spectrometric analysis, etc and in terms of function (receptor coupled response in cells, enzyme activity, binding.

“WASTE”	means any unwanted or surplus substance (including specially regulated waste), irrespective of whether it is capable of being recycled or recovered or has any value.

“WORKING DAY(S)”	means (except where otherwise agreed in relation to any OS) any day other than a Saturday, Sunday, bank or public holiday in People’s Republic of China.

“WORKING HOURS”	means 8.30 am to 5.30 pm in the country where OS are to be performed.

2.	PURPOSE OF AGREEMENT

2.1	The purpose of this AGREEMENT is to establish a framework that enables GSK to consider utilising ChemPartner to provide OS to support GSK research and development activities.

2.2	The collaboration between GSK and ChemPartner will be conducted under the terms and conditions set forth in this AGREEMENT and could be structured as follows:

I.	PROJECT(s)

ChemPartner may undertake a PROJECT(s), as assigned by a GSK BUSINESS UNIT from time to time. Such PROJECT(s) will be monitored by each PARTY respective Scientific Operations Team (“SOT”), as further provided in Section 4 of Schedule 5.

Once a PROJECT is agreed by the PARTIES, each PARTY respective SOTs shall complete, review and approve the corresponding SOW, associated PROJECT FORM(s) and/or STUDY PROTOCOL(s) in the formats provided under Schedule 2.

Any intellectual input in a PROJECT(s) will be predominantly driven by GSK.

II.	PROGRAM(s)

ChemPartner may undertake in accordance with the applicable RESEARCH AGREEMENT (in the format provided in Schedule 3) a PROGRAM(s) as assigned by GSK BUSINESS UNITS from time to time. Where a PROGRAM is proposed by a GSK BUSINESS UNIT, a JOINT RESEARCH COMMITTEE (“JRC”) (as described in Section 5 of Schedule 5) will be formed to review, approve and agree the corresponding RESEARCH AGREEMENT that will govern such PROGRAM.

Any intellectual input in a PROGRAM(s) will be predominantly driven by ChemPartner.

3.	TERM OF AGREEMENT

3.1	This AGREEMENT shall commence on the EFFECTIVE DATE and, unless earlier terminated as provided in this AGREEMENT, shall continue in force for a period of three (3) years from that EFFECTIVE DATE (“INITIAL TERM”)

3.2	At any time during the twelve (12) month period prior to the expiry of the INITIAL TERM (“OPTION PERIOD”), GSK may, in its absolute discretion, extend the INITIAL TERM on the same terms and conditions set out in this AGREEMENT for such further period as GSK shall determine, provided that, such extension shall not exceed a maximum period of two (2) years from the anticipated date of expiry of the INITIAL TERM. GSK shall exercise this option by giving ChemPartner, during the OPTION PERIOD, written notice of its intention to extend the INITIAL TERM (“RENEWAL TERM”).

The Parties will discuss the commercial terms applicable to the RENEWAL TERM.

3.3	The specific duration of each PROJECT and/or PROGRAM will be determined by GSK in each SOW and/or RESEARCH AGREEMENT.

4.	OUTSOURCED SERVICES (“OS”)

4.1	ChemPartner shall, for the duration of the TERM, maintain the facilities, resources and capability to provide to GSK the OS described in Schedule 1 and/or any FIS, and/or any ADOS and/or any AOS at the SITE.

GSK may amend the OS from time to time in writing. However, prior to the amendment, GSK will consult with ChemPartner on their scientific, technical, and/or cost capabilities, at which point ChemPartner will have the right to opt out from the provision of the modified OS.

4.2	The precise scope of the OS will be assigned by GSK on a PROJECT by PROJECT basis, and/or a PROGRAM by PROGRAM basis. The PARTIES will document the provision of the OS by means of a SOW for each specific PROJECT or a RESEARCH AGREEMENT for each specific PROGRAM, as follows:

4.2.1	For FUNCTIONAL chemistry OS, by means of a SOW and associated PROJECT FORM(s) (as attached in Section 2 and 3 of Schedule 2).

4.2.2	For FUNCTIONAL biology OS, by means of a SOW and associated STUDY PROTOCOL(s) (as attached in Section 2 and 4 of Schedule 2).

4.2.3	For FDOS, by means of a SOW and associated PROJECT FORM(s) and/or STUDY PROTOCOL(s) (as attached in Section 2 and 3 of Schedule 2), as appropriate.

4.2.4	For FIS OS, by means of a RESEARCH AGREEMENT (as attached in Schedule 3).

4.3	IN-VIVO activities shall be conducted in compliance with GSK approved protocols and policies on ethical care and welfare of animals, as set out in Schedule 10. Prior to the commencement of any animal work, ChemPartner will require written authorisation from GSK.

4.4	The PARTIES agree that any GSK AFFILIATES shall be entitled to enter into a SOW, and associated PROJECT FORM(s) and/or STUDY PROTOCOL(s) and/or RESEARCH AGREEMENT(s).

4.5	In the event any provision contained in this AGREEMENT conflicts with any provision in a SOW and/or any associated PROJECT FORM(s), and/or STUDY PROTOCOL(s) and/or RESEARCH AGREEMENT(s), the provision contained in this AGREEMENT shall prevail, unless otherwise established in the relevant SOW and/or any associated PROJECT FORM(s), and/or STUDY PROTOCOL(s) and/or RESEARCH AGREEMENT(s). However, any amendments to Clauses 6, 7, 10, 11, 12, 13, 14, 15, 16, 18, 19, 20, 21, 24, 25, 26, 27, 28, 29, 30, 35 and 36 of this AGREEMENT should be approved in writing by the GSK LIASON LEAD and GSK Legal.

4.6	Once the scope of a PROJECT has been agreed, ChemPartner shall undertake activities required to complete the OS for such PROJECT(s) in accordance with the terms of this AGREEMENT and the relevant SOW and/or any associated PROJECT FORM(s) and/or STUDY PROTOCOL(s). ChemPartner will ensure that the appropriate ChemPartner EMPLOYEES are allocated to the respective PROJECT(s), as described in Clause 22 and all the required MATERIALS and other resources are available or ordered as necessary.

4.7	Once the scope of a PROGRAM has been agreed, ChemPartner shall undertake activities required to complete the FIS OS for such PROGRAM(s) in accordance with the terms of this AGREEMENT and the relevant RESEARCH AGREEMENT. ChemPartner will ensure that the appropriate ChemPartner EMPLOYEES are allocated to the respective PROGRAM(s), as described in Clause 22 and all the required MATERIALS and other resources are available or ordered as necessary.

4.8	During the TERM of this AGREEMENT, GSK may wish to obtain ADOS and/or AOS.

(i)	In the event that GSK requires ADOS and/or AOS, GSK may consider ChemPartner’s capabilities for the specific provision of ADOS and/or AOS.

(ii)	Should GSK wish to proceed with ChemPartner providing the ADOS and/or AOS, the PARTIES will determine an appropriate description of such services based on GSK requirements and ChemPartner will provide the GSK LIASON LEAD with the specifics scientific, technical and commercial details for the ADOS and/or AOS required. ChemPartner shall not begin performing any ADOS and/or AOS until their corresponding description and commercial arrangements are approved by GSK in writing. Once approved by GSK, the ADOS and/or AOS will be provided in accordance with the terms and conditions set out in this AGREEMENT, unless otherwise agreed by the PARTIES.

(iii)	GSK reserves the right to seek competitive bids from other THIRD PARTIES for the provision of ADOS and/or AOS. In the event that GSK engages a THIRD PARTY to perform any ADOS and/or AOS, ChemPartner shall, co-operate with GSK and such THIRD PARTY to the extent reasonably required by GSK, and as required in Clause 32.

4.9	PARTIES acknowledge that over time there is a continuous need for scientific technological advancements and improvements to the OS, which may involve the evolution, additions, modifications, enhancements and replacements to the existing OS, which will be agreed by the OS Management Board.

Such CHANGES due to technological advancements and improvements to the OS shall not be regarded as ADOS and/or AOS and will not incur any additional costs for GSK.

5.	NON EXCLUSIVE APPOINTMENT AND FLEXIBLE RESOURCES

5.1	Non Exclusive Appointment

5.1.1	GSK appoints ChemPartner on a non-exclusive basis to carry out the OS from the EFFECTIVE DATE until the termination or expiry of this AGREEMENT, a SOW and/or a RESEARCH AGREEMENT.

5.1.2	ChemPartner accepts that GSK shall have no obligation to purchase any minimum volume of OS from ChemPartner. GSK shall determine an indicative non binding forecast each CONTRACT YEAR for the number of ChemPartner EMPLOYEEs. Such forecast will not oblige GSK to any purchase volume of OS.

5.2	Flexible Resources

5.2.1	The PARTIES have agreed that GSK will have the flexibility to ramp-up and/or down the number of ChemPartner EMPLOYEES within the below timeframes, in accordance with the scientific needs of GSK PROJECT(s) and/or PROGRAM(S).

5.2.2	GSK may require ChemPartner to reduce the number of ChemPartner EMPLOYEEs for each PROJECT(s) and/or PROGRAM(s), by giving ChemPartner no less than ninety (90) days notice.

5.2.3	GSK may require ChemPartner to increase the number of ChemPartner EMPLOYEEs for each PROJECT(s) and/or PROGRAM(s), by giving ChemPartner no less that thirty (30) days notice, or as agreed on a case-by-case basis.

5.2.4	FUNCTIONAL DOS and FDOS are interchangeable, based on GSK requirements. GSK will give ChemPartner a fifteen (15) days notice for changing the OS. Prior to the change of OS, GSK will consult with ChemPartner on their scientific, technical, and/or cost capabilities.

5.2.5	GSK may, from time to time review the possibility of obtaining the OS from alternative THIRD PARTIES who may offer equivalent OS (including, but not limited to):

(i)	at the same quality, scientific technology specifications, volume, timelines; and/or

(ii)	at the same levels of productivity; and/or

(iii)	that accomplish the same PERFORMANCE MEASUREMENTS;

(iv)	at a lower price than the agreed FEES in this AGREEMENT.

5.2.6	Should GSK be able to obtain the OS from a THIRD PARTY with any of the benefits as described in Section 5.2.5 above, GSK shall notify ChemPartner and will provide ChemPartner with the opportunity to meet GSK requirements within thirty (30) days. Upon the thirty (30) day period elapsing, GSK will have the right to remove the OS from ChemPartner within sixty (60) days notice period.

During the notice period, ChemPartner shall continue to supply GSK the OS at the agreed FEES for the CONTRACT YEAR, or as agreed in the PROJECT and/or PROGRAM. ChemPartner will comply with Clause 32.

6.	FEES AND PAYMENT

6.1	GSK shall, subject to ChemPartner’s appropriate performance of its obligations under this AGREEMENT, pay ChemPartner for the performance of the OS performed pursuant to PROJECT(s) and/or PROGRAM(s) agreed under to this AGREEMENT. The FEES for the OS are detailed in Schedule 4.

6.2	GSK shall, subject to Clause 6.1, make payment of the FEES in arrears to ChemPartner’s bank account (as indicated in Schedule 4, or as agreed in writing by the PARTIES) within sixty (60) days of receiving ChemPartner’s invoice in a form approved by GSK (such approval not to be unreasonably withheld or delayed) and in compliance with Chinese statutory requirements. ChemPartner shall submit invoices on a monthly basis in arrears at the end of the month in which the OS were performed.

6.3	All FEES expressed in this AGREEMENT shall be inclusive of any TAXES which may be chargeable thereon at the applicable rates.

6.4	Unless otherwise agreed by the PARTIES in writing, ChemPartner shall submit invoices every month only in respect of OS actually performed, and/or costs incurred, in accordance with this AGREEMENT and as set out in Schedule 4.

6.5	ChemPartner shall immediately communicate to GSK any CHANGE or amendment to laws or regulations that may affect the FEES and payment terms.

6.6	For the avoidance of doubt, unless and until the PARTIES agree in writing to a variation of the FEES, there shall be no increase or variation in the FEES payable under this AGREEMENT.

6.7	Payment by GSK of any or all of the FEES shall not constitute any admission or acceptance by GSK in relation to the performance of the OS or otherwise by ChemPartner of its obligations under this AGREEMENT.

6.8	Any withholding of applicable TAXES levied by tax authorities in the People’s Republic of China on the payments made by GSK shall be deducted and borne by ChemPartner.

6.9	ChemPartner shall be solely responsible for all income, TAXES, national insurance, social security and other withholdings or contributions which are or may be payable out of, or as a result of the receipt of, any FEES or other monies paid or payable in respect of, the OS. If GSK becomes responsible or liable for any such TAXES, withholding or contribution, then without prejudice to any other right or remedy available to it under this AGREEMENT or otherwise, GSK may withhold the same from any payment to ChemPartner or otherwise demand reimbursement or payment by ChemPartner of the same (including any penalty, interest and legal and related expenses and costs).

6.10	GSK shall make payment for the OS in the country in which the OS are performed and to the ChemPartner or its AFFILIATES that is performing the OS. Any exception to this rule shall be approved in writing by GSK Legal and GSK Finance through the GSK LIASON LEAD. In case of an exception, GSK may request ChemPartner Legal to issue a certificate or equivalent, whereby it is guarantee that ChemPartner is in compliance with applicable tax regulations.

6.11	Any exercise by GSK of its rights under this Clause 6 or Clause 25 shall be without prejudice to any other rights or remedies available to GSK under this AGREEMENT or otherwise.

7.	CHANGE MANAGEMENT

7.1	Any CHANGE to the OS shall be agreed by the PARTIES in writing and deemed part of this AGREEMENT.

7.2	Any CHANGE on the PERFORMANCE MEASUREMENTS will be discussed and approved by the PARTIES LIASON LEADs.

7.3	Any CHANGE on the IT INFRASTRUCTURE SYSTEM shall be assessed and approved by the PARTIES respective LIASON LEADs and IT LIASONs, as described in Schedule 11.

7.4	Except for Clause 7.2 and Clause 7.3, any other CHANGE in the AGREEMENT will be assessed and approved by the Outsourced Services Management Board (“OSMB”) or the respective Joint Research Committee (“JRC”), as appropriate. In case of discrepancies regarding a CHANGE, the PARTIES shall refer the issue to the GSK LIASON LEAD, who will be responsible for escalating the matter to the competent GOVERNANCE body defined herein for resolution.

7.5	Pending agreement or rejection of a CHANGE, ChemPartner shall continue to provide the OS, as agreed under this AGREEMENT.

7.6	Any discussions which may take place between the PARTIES in connection with any request or proposal for a CHANGE shall be without prejudice to the rights of either PARTY under this AGREEMENT, and granted by law.

7.7	Any work or service (other than the OS, AOS and/or ADOS) undertaken or carried out by ChemPartner without an agreed CHANGE, shall be undertaken or carried out entirely at the expense and liability of ChemPartner.

8.	CHEMPARTNER OBLIGATIONS

8.1	Except as expressly set out in the applicable SOW and/or any associated PROJECT FORM(s), and/or STUDY PROTOCOL(s) and/or RESEARCH AGREEMENT(s), ChemPartner shall be responsible for providing, at its own cost, all facilities, personnel, equipment and other resources it requires to provide the OS and to perform its obligations under the AGREEMENT.

8.2	ChemPartner shall perform the OS at the SITE within the GSK DESIGNATED SPACE and shall not assign and/or relocate any of the OS under this AGREEMENT to premises located outside the People’s Republic of China, unless authorised in writing by GSK.

8.3	ChemPartner shall provide any services and functions not specified in this AGREEMENT which are reasonable and necessarily required for, or related to, the proper performance of the OS.

8.4	In providing the OS, ChemPartner shall use COMMERCIALLY REASONABLE EFFORTS to:

(i)	ensure that all OS are performed on a ‘time shall be of the essence’ basis;

(ii)	use the care, skill and diligence expected of an experienced and professional provider of services in the United Kingdom being the same as or similar to the OS and, as a minimum, not less than that required in accordance with the best practice in ChemPartner’s industry, profession or trade;

(iii)	supply the DELIVERABLES to GSK and ensure that all DELIVERABLES conform to description, are fit for purpose and are free from defects, errors and omissions;

(iv)	ensure that ownership of the DELIVERABLES vests in GSK upon delivery (if not sooner, as required by this AGREEMENT) and without any encumbrances;

(v)	transparent and accurate communication with GSK;

(vi)	ensure that the OS are performed wherever applicable in accordance with the requirements of good laboratory practice (GLP) as set out in European Directives 99/11/EEC and 99/12/EEC, the Good Laboratory Practice Regulations 1997 (UK) and the equivalent legal requirements operating in the United States, Japan and Australia;

(vii)	ensure that the OS are performed in conformity with world’s best practice laboratory, research and statistical techniques, standards and protocols and that such work is recorded in writing and is capable of independent audit and traceability;

(viii)	ensure that all work performed under this AGREEMENT is of a standard that can be reasonably expected to pass the scrutiny of the regulator of medicines in the United States, European Union, Japan and Australia collectively as a minimum;

(ix)	not use or introduce any THIRD PARTY INTELLECTUAL PROPERTY RIGHTs into its performance of the OS without first notifying GSK of its wish to do so and obtaining GSK’s prior written consent; and where such consent is given ChemPartner shall ensure that, unless otherwise agreed in writing and subject to any restriction imposed by the oral or written agreement between ChemPartner and the legal owner of such THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, both ChemPartner, GSK and all GSK AFFILIATES shall have the right to use such THIRD PARTY INTELLECTUAL PROPERTY RIGHTS in perpetuity without restriction and free of charge;

(x)	insure that in performing the OS that it does not by or through any act or omission do anything to put GSK in breach of any laws, regulations, other subordinate legislation, codes or practices;

(xi)	ensure that all OS are provided free from tort (including negligence);

(xii)	disclose immediately to GSK in writing all CONFLICTS OF INTEREST as soon as ChemPartner becomes aware of such CONFLICT OF INTEREST;

(xiii)	use industry standards regarding quality, technology, processes, materials, techniques;

(xiv)	ensure that all MATERIALS, EQUIPMENT, IT EQUIPMENT and other ASSETS used on behalf of GSK to provide the OS are dedicated to the exclusive provision of the OS in all material aspects;

(xv)	ensure the continuing uninterrupted availability of, and properly maintain in accordance with Schedule 11, the IT INFRASTRUCTURE SYSTEM used in the provision of the OS subject to normal wear and tear;

(xvi)	ensure that the manner in which it performs or provides the OS does not have any adverse effect on the name, trading image, reputation or business of GSK;

(xvii)	ensure that it complies, and shall procure that ChemPartner’s EMPLOYEES, sub-contractors and agents comply, with all applicable national, regional and local regulations on ENVIRONMENT LAWS, and in particular with Clause 29 in all material aspects;

(xviii)	ensure that it complies, and shall procure that ChemPartner’s EMPLOYEES, sub-contractors and agents comply, with all G S K POLICIES AND PROCEDURES, as detailed in Schedule 16 in all material aspects;

(xix)	notify GSK in a timely manner in writing of all known public holidays in the region where the OS are to be performed, at the beginning of each CONTRACT YEAR;

(xx)	report immediately to GSK any SERVICE PROBLEM during the TERM of this AGREEMENT.

8.5	ChemPartner shall ensure that all ChemPartner EMPLOYEES assigned to a PROJECT(s) and/or PROGRAM(s) have a working knowledge of written and oral English language;

8.6	ChemPartner shall comply with the requirements established in Clause 22.2 (b) regarding ChemPartner EMPLOYEES academic qualifications;

8.7	ChemPartner shall not use temporary ChemPartner EMPLOYEES for the provision of the OS. Only FULL TIME ChemPartner EMPLOYEES shall be able to work in GSK PROJECTS and/or PROGRAMS, unless approved in writing by GSK LIASON LEAD.

8.8	Where applicable, ChemPartner shall comply with all applicable local and national laws and regulations with respect to obtaining the informed consent of any patient or parent/guardian/legal representative, as establish in Clause 13.

8.9	Observe the CONFIDENTIALITY as set out in Clause 15 of this AGREEMENT and GSK INTELLECTUAL PROPERTY RIGHTs as described in Clause 14.

8.10	ChemPartner shall comply with all requirements and specifications regarding DATA integrity and DATA recording as described in Schedule 14.

8.11	Where applicable, ChemPartner shall comply with the requirements and procedure for providing cash awards to ChemPartner EMPLOYEES under the GSK RECOGNITION SCHEME, as described in Schedule 17.

8.12	Notify the GSK DESIGNATED REPRESENTATIVE and the GSK LIASON LEAD in writing of any CHANGE regarding the ChemPartner DESIGNATED REPRESENTATIVE, ChemPartner LIASON LEAD and/or ChemPartner EMPLOYEES assigned to the PROJECT(s) and/or the PROGRAM(s).

8.13	ChemPartner may from time to time be required to work with GSK AFFILIATES and GSK sub-contractors in the provision of the OS. Unless expressly directed otherwise in writing, ChemPartner will be required to interact with them in the same way as they would interact with GSK under the terms of this AGREEMENT.

9.	PERFORMANCE

9.1	PERFORMANCE MEASUREMENTS

9.1.1	From the EFFECTIVE DATE, ChemPartner shall comply with the PERFORMANCE MEASUREMENTS, as described in Section 2 and 3 of Schedule 6, or as agreed by the PARTIES on a PROJECT by PROJECT basis, or PROGRAM by PROGRAM basis.

9.1.2	Section 2 and 3 of Schedule 6 may be amended by GSK from time to time in writing.

9.1.3	In the event ChemPartner fails to comply with any of the PERFORMANCE MEASUREMENTS, ChemPartner shall notify in writing the GSK’s DESIGNATED REPRESENTATIVE identified under the relevant SOW and the GSK LIASION LEAD (and such other GSK contacts as may be notified) as soon as the non-performance arises.

9.1.4	In addition to the above, ChemPartner shall report its non-compliance to any of the PERFORMANCE MEASUREMENTS in the PERFORMANCE REPORTS, as described in Section 5 of Schedule 6.

9.2	Benchmarking Process

9.2.1	GSK will use the PERFORMANCE MEASUREMENTS to conduct the benchmark process across GSK’s preferred suppliers providing similar OS as those provided by ChemPartner.

9.2.2	The PARTIES will conduct biannual PERFORMANCE REVIEW meetings, in accordance with Section 6 of Schedule 6.

10.	NON PERFORMANCE

10.1	SERVICE PROBLEM

10.1.1	The following scenarios will be regarded as a SERVICE PROBLEM:

A)	Failure to provide any of the OS in accordance with the terms and conditions of this AGREEMENT or the relevant SOW, or any associated PROJECT FORM(s) and/or STUDY PROTOCOL(s), and/or RESEARCH AGREEMENT;

B)	Failure to achieve in a PROJECT and/or PROGRAM, the PERFORMANCE MEASUREMENTS established in Section 2 and 3 of Schedule 6;

C)	Low performance based on benchmarking of the PERFORMANCE MEASUREMENTS across the GSK preferred suppliers for the provision of the OS, as described in Section 4 of Schedule 6;

D)	Failure to implement any OS improvements agreed by the PARTIES in the PERFORMANCE REVIEWs, in accordance with Section 6 of Schedule 6;

E)	Failure to follow the standards and processes indicated by GSK at all times regarding DATA integrity and DATA recording, as described in Schedule 14;

F)	Failure to ensure that all ChemPartner EMPLOYEES assigned to a PROJECT(s) and/or PROGRAM(s) have a working knowledge of written and oral English language;

G)	Failure to comply with Clause 22.2 (b) regarding ChemPartner EMPLOYEES academic qualifications; or

H)	An attrition or turnover of * or more of ChemPartner EMPLOYEES, calculated on an * basis.

10.1.2	In the event ChemPartner is in a SERVICE PROBLEM scenario, ChemPartner shall undertake the obligation to:

A)	Inform the respective GSK BUSINESS UNIT member of the Scientific Operations Team (“SOT”) and the GSK LIASON LEAD about the SERVICE PROBLEM in writing;

B)	Investigate the underlying causes of the SERVICE PROBLEM to determine the cause of the SERVICE PROBLEM and preserve any information and/or data indicating the origin and cause of the SERVICE PROBLEM;

C)	Prepare and deliver to the respective GSK BUSINESS UNIT member of the SOT and the GSK LIASON LEAD a report identifying the SERVICE PROBLEM and, where possible, its causes and ChemPartner’s proposed corrective action plan within five (5) days from the notification;

D)	Use COMMERCIALLY REASONABLE EFFORTS to minimise the impact of the SERVICE PROBLEM and prevent it from recurring;

E)	Implement ChemPartner proposed corrective action plan, following prior approval from GSK; and

F)	Keep the respective GSK BUSINESS UNIT member of the SOT and the GSK LIASON LEAD informed of the execution of the agreed actions.

10.1.3	Once the SERVICE PROBLEM is identified, the respective GSK BUSINESS UNIT member of the SOT, and/or the respective OSMB member (as appropriate) will give notice to ChemPartner requiring rectification of the SERVICE PROBLEM within thirty (30) days of the date of such notice (“GRACE PERIOD”).

10.1.4	During the GRACE PERIOD, GSK may at its own discretion select between the following options:

A)	Request ChemPartner to repeat any part of the OS that are affected by the SERVICE PROBLEM (“REWORKS”) in order to correct errors at no additional costs for GSK; or

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

B)	Request ChemPartner to conduct the REWORKS through a THIRD PARTY previously selected by GSK at no additional costs for GSK. GSK shall deduct the time spent and/or associated costs of the REWORKS according to Section 4 of Schedule 4;

10.1.5	Once the GRACE PERIOD elapses, the respective GSK BUSINESS UNIT member of the SOT and/or the respective OSMB member (as appropriate) shall re-evaluate the SERVICE PROBLEM scenario during thirty (30) days from the end of the GRACE PERIOD (“TRIAL PERIOD”), with no additional cost for GSK.

If after the TRIAL PERIOD, ChemPartner is able to provide the OS as before the SERVICE PROBLEM was notified, the SERVICE PROBLEM scenario will then cease. ChemPartner will then continue performing the OS as usual, in accordance with the terms and conditions of this AGREEMENT, respective SOW and/or PROJECT FORM(s), and/or STUDY PROTOCOL(s), and/or RESEARCH AGREEMENT.

10.2	SERVICE DEFAULT

10.2.1	Should the TRIAL PERIOD elapse without ChemPartner favourably resolving the SERVICE PROBLEM, the SERVICE PROBLEM will convert into a SERVICE DEFAULT. The respective GSK BUSINESS UNIT member of the SOT, and/or the respective OSMB member (as appropriate) shall notify the GSK LIASON LEAD and the respective OSMB, who will notify ChemPartner about the SERVICE DEFAULT situation.

10.2.2	Upon formal notice to ChemPartner, GSK may:

A)	Temporary suspend or remove the OS (or part thereof) which are subject matter of the SERVICE DEFAULT from ChemPartner; and

B)	Recover from ChemPartner the FEES originally charged for the OS subject matter of the SERVICE PROBLEM and those FEES that have been accrued during the TRIAL PERIOD; and

If the OS subject matter of the SERVICE DEFAULT are removed:

a)	The Removed OS shall no longer be part of the SOW and/or associated PROJECT FORM, and/or STUDY PROTOCOL, and/or RESEARCH AGREEMENT from the date specified in the notice issued, as described in Clause 10.2.1 above; and

C)	If necessary, the FEES shall be equitably adjusted to reflect the reduced scope and/or volume of the OS.

GSK shall deduct the time spent and/or associated FEES of the REWORKS according to Section 5 of Schedule 4.

10.2.3	GSK may terminate the respective PROJECT(s) and/or PROGRAM(s) as permitted under Clause 30.

10.3	EXCEPTIONS TO NON PERFORMANCE

10.3.1	A failure by ChemPartner to achieve any of the DELIVERABLES shall not be deemed to be a SERVICE PROBLEM where the root cause is one or more of the following conditions (unless the event is the result of actions or omissions of ChemPartner, ChemPartner EMPLOYEES or ChemPartner sub-contractors):

A)	any action taken by ChemPartner at the authorised request of GSK, provided that ChemPartner shall use its best endeavours to advise GSK if it is aware of;

B)	any possibility that compliance with that request would have adverse consequences not previously notified to GSK;

C)	negligent or wilful misconduct of GSK (including its sub-contractors, agents);

D)	FORCE MAJEURE, as established in Clause 37.8.

10.3.2	This Clause 10 shall be with prejudice to or limitation of any other rights or remedies available to GSK.

11.	SITE

11.1	ChemPartner warrants that all the OS shall be conducted and performed at the SITE within the GSK DESIGNATED SPACE in accordance with the terms and conditions established in this AGREEMENT.

11.2	ChemPartner shall promptly notify and shall keep GSK fully and properly informed at all times of all matters concerning the SITE and the GSK DESIGNATED SPACE to the extent that such matters may impact the provision of the OS or may cause GSK to incur in any LOSS, damage or reputation loss.

11.3	ChemPartner shall ensure that all research activities related to the provision of the OS at the GSK DESIGNATED SPACE will be kept separate from the business undertaken for THIRD PARTIES. Consequently, ChemPartner will maintain laboratory and storage space dedicated solely to the provision of GSK OS at the GSK DESIGNATED SPACE. Upon the execution of this AGREEMENT, ChemPartner will provide GSK with a floor map or sketch and the technical characteristics of the GSK DESIGNATED SPACE that will be assigned to the performance of the OS within the SITE, hereto attached as Appendix 2.

11.4	ChemPartner shall install a GSK approved card swipe security system or equivalent in the GSK DESIGNATED SPACE and shall ensure that all other security requirements (specified by GSK at all times) in respect of the GSK DESIGNATED SPACE are fulfilled at all times throughout the TERM of this AGREEMENT.

11.5	No THIRD PARTIES shall be given access to the GSK DESIGNATED SPACE without accompanied by ChemPartner EMPLOYEES or otherwise without the prior written consent of GSK. This prohibition does not apply to GSK EMPLOYEEs working on the PROJECT(s) and/or PROGRAM(s) and REGULATORY authorities, or to any exception herein specified.

11.6	ChemPartner shall be responsible for the requisite installation, maintenance and upgrades of secure data transmission lines between the GSK DESIGNATED SPACE and GSK, as requested by GSK.

11.7	All DATA and/or documentation related to the OS shall not be removed from the GSK DESIGNATED SPACE and shall be protected from physical damage, loss or theft, by installing lockable cabinets for securing GSK documentation in the GSK DESIGNATED SPACE.

11.8	Printers and faxes used for the provision of the OS shall be located within the GSK DESIGNATED SPACE.

11.9	Servers, firewalls, routers, network switches and communications equipment used in the delivery of the OS to GSK, may be located outside of the GSK DESIGNATED SPACE but this location must be within a secure room (“Secure Room”) with appropriate environmental controls and where access is limited by an electronic access control system (or an equivalent system approved by GSK). Such Secure Room (s) shall be secured against unauthorised access by electronic card access control. ChemPartner shall limit access only to ChemPartner EMPLOYEES requiring access to perform the OS.

11.10	Should ChemPartner wish to locate resources in an additional GSK DESIGNATED SPACE, in a new location (another building in the same city or in another city), this Clause shall apply. ChemPartner will notify the GSK LIASON LEAD of the new location seven (7) WORKING DAYS prior to the relocation.

11.11	Photographs may not be taken within the GSK DESIGNATED SPACE without written permission of GSK (this includes photographs taken using mobile with cameras).

11.12	Meetings shall preferably be held within the GSK DESIGNATED SPACE. Where meetings are required to be located in Video Conference facilities or Management Offices outside of the GSK DESIGNATED SPACE, appropriate controls shall be implemented to ensure that any GSK DATA or documentation is not left unattended in such locations and is brought back into the GSK DESIGNATED SPACE on meeting completion.

12.	MATERIALS

12.1	GSK may supply ChemPartner with MATERIALS for the performance of the OS.

12.2	The use of BIOLOGY ADDITIONAL MATERIALS and/or CHEMISTRY ADDITIONAL MATERIALS in ChemPartner’s performance of the OS must be approved in writing by GSK.

12.3	In the event ChemPartner requires purchasing BIOLOGY ADDITIONAL MATERIALS and/or CHEMISTRY ADDITIONAL MATERIALS, ChemPartner will provide GSK with quotes from their preferred suppliers who meet quality, quantity and timeline requirements. In addition, ChemPartner will highlight the preferred option and will seek GSK approval before proceeding.

12.4	Notwithstanding the above, GSK may:

A)	Supply the BIOLOGY ADDITIONAL MATERIALS and/or CHEMISTRY ADDITIONAL MATERIALS to ChemPartner at no cost for ChemPartner; or

B)	Provide ChemPartner with the contact details of GSK preferred suppliers, in order for ChemPartner to conduct the purchase directly.

12.5	ChemPartner shall use the MATERIALS exclusively on GSK PROJECT(s) and/or PROGRAM(s) and in accordance with GSK specifications and instructions at all times. Any EXCESS MATERIALS from a PROJECT and/or PROGRAM may be used for other GSK PROJECT and/or PROGRAM. ChemPartner will not transfer possession or control of any MATERIALS to a THIRD PARTY, remove, or transport the MATERIALS from the SITE without GSK written authorisation.

12.6	Should the value of a single BIOLOGY ADDITIONAL MATERIAL required in a STUDY PROTOCOL be greater than *, GSK will only pay excess value above * per CONSUMABLE, upon prior approval by GSK DESIGNATED REPRESENTATIVE.

12.7	Should the value of a single CHEMISTRY ADDITIONAL MATERIAL required in a PROJECT FORM be greater than * (or * as appropriate) and a total value of greater than *. GSK will only pay excess value above *, upon prior approval by G S K DESIGNATED REPRESENTATIVE.

12.8	ChemPartner shall not use the MATERIALS supplied by GSK for any unlawful purposes.

12.9	For those MATERIALS supplied by GSK, GSK shall appoint GSK preferred suppliers for the shipments of the MATERIALS to the SITE. The PARTIES shall enter into a Material Transfer Agreement (“MTA”), as set out in Schedule 8, whereby the terms and conditions of the transportation of the MATERIALS will be determined.

12.10	All legal, custom requirements retaining to the labelling, packaging, dispatch and delivery of the MATERIALS must be met by GSK, if the MATERIALS are supplied by GSK.

12.11	ChemPartner shall keep the MATERIALS supplied by GSK stored and labelled in such a way that they are visibly marked and readily identifiable as belonging to GSK.

12.12	ChemPartner shall store the MATERIALS supplied by GSK at the GSK DESIGNATED SPACE at the SITE in accordance with the technical, safety and handling instructions provided by GSK at all times. Should the MATERIALS supplied by GSK be stored at a different location, ChemPartner will inform GSK and provide the relevant information regarding said location. Any new storage location must be authorised in writing by GSK.

12.13	ChemPartner shall permit G S K by means of its G S K DESIGNATED REPRESENTATIVE or duly authorised representative to inspect the MATERIALS supplied by GSK at all reasonable times and, for such purpose, to enter the GSK DESIGNATED SPACE where the MATERIALS may be located. ChemPartner shall grant reasonable access to the GSK DESIGNATED SPACE for such inspection during normal WORKING HOURS.

12.14	ChemPartner shall be responsible for taking all reasonable measures to ensure the security of the MATERIALS whilst in the GSK DESIGNATED SPACE at the SITE.

12.15	In the event ChemPartner requires equipment and materials in addition to the MATERIALS and/or EQUIPMENT and/or IT EQUIPMENT to provide the OS, ChemPartner will obtain such equipment and materials at its own expense. Such equipment and materials shall be acquired in the name of ChemPartner and the title shall vest in ChemPartner.

12.16	ChemPartner shall take all reasonable care of all MATERIALS supplied by GSK, and where it becomes aware that any MATERIALS supplied by GSK have been stolen, lost, destroyed or damaged, it shall promptly inform the GSK DESIGNATE REPRESENTATIVE and the GSK LIASON LEAD to that effect in writing.

12.17	Risk of loss or damage to the MATERIALS supplied by GSK shall pass to ChemPartner on delivery.

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

12.18	Without limiting and subject to the foregoing ChemPartner shall be responsible for any damage to or LOSS of the MATERIALS supplied by GSK arising out of or in connection with any negligence, misuse, mishandling of or otherwise caused by ChemPartner or its officers, ChemPartner EMPLOYEES, agents and sub-contractors.

12.19	On termination or expiry of this AGREEMENT, and/or a SOW, and/or PROJECT FORM, and/or STUDY PROTOCOL, and/or a RESEARCH PROGRAM, ChemPartner shall return all remaining EXCESS MATERIALS that are property of GSK, in accordance with the corresponding SOW and/or RESEARCH AGREEMENT. GSK shall have the right, at all reasonable times, upon prior notice and during normal WORKING HOURS, to enter the SITE to inspect and retrieve any of the EXCESS MATERIALS.

12.20	ChemPartner shall have a period of five (5) WORKING DAYS from the date of its receipt of a shipment of the MATERIALS supplied by GSK to inspect and reject such shipment for non-conformance with the specifications provided by GSK at all times. If ChemPartner rejects such shipment, it shall promptly so notify the GSK BUSINESS UNIT member of the SOT and provide him/her with samples of such shipment for testing. If GSK testing determines that the samples did not conform to the specifications provided by GSK, the PARTIES shall submit the samples of such shipment to a mutually acceptable independent laboratory for testing. If such independent laboratory determines that the shipment conformed to the specifications provided by GSK, ChemPartner shall bear all expenses of testing such shipment samples. If GSK or such independent laboratory confirms that such shipment did not meet the specifications provided by GSK, GSK shall replace, at no cost for ChemPartner, that portion of the shipment which does not conform to said specifications, and shall bear all expenses of shipping and testing of the samples. Any nonconforming portion of any shipment shall be disposed of as directed by GSK BUSINESS UNIT member of the SOT, at GSK’s expense. Any MATERIALS that ChemPartner does not reject pursuant to this Clause 12, shall be deemed accepted, and all claims with respect to MATERIALS supplied by GSK not conforming with the specifications shall be deemed waived by ChemPartner, except as to latent defects which are not reasonably discoverable, render the shipment not conforming to specifications, and are solely caused by GSK.

12.21	ChemPartner acknowledges that at no time will any right, title or interest in or to any of the MATERIALS supplied by GSK pass to ChemPartner and that ChemPartner shall at all times act as bailee only of such MATERIALS. ChemPartner shall hold all MATERIALS strictly to the order of GSK, who shall remain the owner of the MATERIALS. ChemPartner shall have no general, contractual, equitable or any other right or interest in or lien over the MATERIALS.

13.	BIOLOGICAL MATERIAL/SAMPLE

13.1	ChemPartner shall not use any BIOLOGICAL SAMPLE in the performance of OS without notifying GSK of such intended use and obtaining GSK’s consent thereto.

13.2	To the extent it may be applicable, any BIOLOGICAL SAMPLE obtained from patients or subject volunteers or other donors by ChemPartner to perform the OS, must be:

A)	obtained in compliance with all applicable national, regional and local laws regarding the collection, storage, transfer, use and disposal of human tissues and regarding the use and disclosure of human health information in all material aspects; and

B)	obtained with relevant requirements for ethics committee approvals, as required; and

C)	obtained the informed consent of the concerned individuals of such BIOLOGICAL SAMPLE, and in the case of post mortem BIOLOGICAL SAMPLE, supplied with consent provided by or on behalf of the original donor that specifically includes consent: (i) for the BIOLOGICAL SAMPLE to be used in commercial research (and with respect to the supply of any BIOLOGICAL SAMPLE collected after September 1st 2006; (ii) that such research use may include DNA analysis) which could result in commercial gain; (iii) that the BIOLOGICAL SAMPLE shall not be transferred to other commercial entities or THIRD PARTIES; (iv) that to the extent to which collected BIOLOGICAL SAMPLE will be associated with information identifying the donor in anonymous way; (v) if applicable, that information regarding the donor may be transferred and used with the BIOLOGICAL SAMPLE in anonymous way; and (vi) that the donor has been informed not to expect to benefit from any commercial gain.

14.	INTELLECTUAL PROPERTY RIGHTS

14.1	Except as expressly provided in this AGREEMENT, no express or implied licenses or other rights are provided or transferred to ChemPartner by GSK under any GSK PATENTS, GSK KNOW-HOW, GSK BACKGROUND IP or other INTELLECTUAL PROPERTY RIGHTS of GSK, beyond those necessary for ChemPartner to perform its obligations under this AGREEMENT and specified in this AGREEMENT. GSK is the owner, assignee or licensee of G SK PATENTS, G SK KNOW-HOW, GSK BACKGROUND IP and other INTELLECTUAL PROPERTY RIGHTS of GSK, and this AGREEMENT does not affect GSK’s interests in such rights.

14.2	ChemPartner shall not, and shall procure that its agents, sub-contractors and ChemPartner EMPLOYEES do not use or copy any ARISING IP, CONFIDENTIAL INFORMATION of GSK, GSK KNOW-HOW, GSK PATENTS, GSK BACKGROUND IP or any other INTELLECTUAL PROPERTY RIGHTS of GSK for any other purpose other than for complying with its obligations under this AGREEMENT. GSK hereby grants ChemPartner a fully paid-up, non-exclusive licence or sublicence (as the case may be) during the TERM of this AGREEMENT to use GSK BACKGROUND IP only to the extent necessary and for the sole purpose of performing its obligations under this AGREEMENT, but for no other purpose. ChemPartner may not grant any sub-licence to use GSK BACKGROUND IP, except ChemPartner may allow its AFFILIATES and any person working for or on behalf of ChemPartner, to use GSK BACKGROUND IP for the sole purpose of complying with ChemPartner’s obligations under this AGREEMENT.

14.3	ChemPartner shall promptly disclose to GSK any INVENTION and COMPOUNDS created pursuant to the performance of this AGREEMENT. GSK should keep such disclosure CONFIDENTIAL.

14.4	ChemPartner hereby agrees that any and all ARISING IP, including, without limitation, any and all INTELLECTUAL PROPERTY RIGHTS associated with or arising from any INVENTION or COMPOUND, shall immediately upon creation vest in and become the property of GSK. ChemPartner hereby assigns wholly and exclusively all title and interest it holds in ARISING IP to GSK.

14.5	At the request of GSK, and without further payment save for the reimbursement of its reasonable costs, ChemPartner shall execute, and (if required) shall procure that its agents, ChemPartner EMPLOYEES and contractors shall execute, any such assignment or other document as may be necessary or desirable or required by GSK to perfect the vesting and assignment of ARISING IP.

14.6	ChemPartner shall procure from each THIRD PARTY, AFFILIATE and/or sub-contractors assisting ChemPartner in the performance of this AGREEMENT and all OS an assignment to GSK of all title and interest of said THIRD PARTY, AFFILIATE and/or sub-contractors in ARISING IP, to the same extent as set out in Clause 14.4. ChemPartner shall procure from each such THIRD PARTY, AFFILIATE and/or sub-contractor the execution of any assignment or other document as may be necessary or desirable or required by GSK to perfect the assignment or vesting of ARISING IP to the same extent as set out in Clause 14.5.

14.7	ChemPartner shall ensure that all ChemPartner EMPLOYEES are engaged on the basis that all ARISING IP in work and results created by them pursuant to the OS and this Agreement vest in ChemPartner, so as to enable ChemPartner to comply with clause 14.4. Without limiting clause 14.6 where any THIRD PARTY, AFFILIATE or sub-contractor is involved in the OS, such PARTY will be engaged by ChemPartner on the basis that ARISING IP and results will vest in, be assigned to or be owned by GSK.

14.8	ChemPartner undertakes that it shall be solely responsible for any and all obligations to reward or remunerate its ChemPartner EMPLOYEES, agents and sub-contractor in connection with any claims for, or rights to, or disputes in connection with payment or compensation arising from or connected with ARISING IP, and shall hold GSK exempted from any such claims from any ChemPartner EMPLOYEES, agents or sub-contractors. Without limiting the foregoing, ChemPartner acknowledges that GSK shall not be responsible or liable for any claims for compensation by ChemPartner EMPLOYEES in the event that ChemPartner EMPLOYEES (or any of them) are named as inventor or co-inventor of an INVENTION described or claimed in a PATENT filed by GSK or an AFFILIATE of GSK or otherwise contribute to any INVENTION, and ChemPartner shall be fully responsible for all claims for compensation made by ChemPartner EMPLOYEES under the People’s Republic of China Patent Law and any other applicable statute or regulation.

14.9	ChemPartner shall assist GSK in any action instituted by GSK against any THIRD PARTY making unauthorised use of ARISING IP, and G SK shall reimburse ChemPartner’s reasonable and actual costs in providing such assistance.

14.10	ChemPartner shall promptly inform GSK of any infringement or threatened infringement of GSK’s rights in ARISING IP which comes to the notice of ChemPartner.

14.11	ChemPartner acknowledges that GSK shall have the sole right at its own expense to prepare, file in its own name or that of GSK AFFILIATES, prosecute, maintain and abandon in any and all countries or regions of the world selected at GSK’s sole discretion any PATENT or other registerable right in respect of any INVENTION, COMPOUND and/or INTELLECTUAL PROPERTY RIGHT vesting in and/or assigned to GSK pursuant to this Clause 14. ChemPartner shall, at GSK’s expense, comply with all reasonable requests to do all things necessary for the prosecution, grant or registration of such PATENTS or other registerable INTELLECTUAL PROPERTY RIGHTS and shall procure similar compliance from its agents, AFFILIATES, ChemPartner EMPLOYEES and sub-contractors.

14.12	ChemPartner acknowledges that the intention of the PARTIES is that in carrying out its obligations under the AGREEMENT and performance of the OS it will not use or contribute INTELLECTUAL PROPERTY RIGHTS owned by it and ChemPartner agrees not to use its own INTELLECTUAL PROPERTY RIGHTS in carrying out its obligations under the AGREEMENT, unless otherwise agreed by GSK.

14.13	Without prejudice to clause 14.12, ChemPartner shall grant to GSK, and shall procure the grant to GSK from its ChemPartners, agents and ChemPartner EMPLOYEES as appropriate of, a perpetual, worldwide, fully paid-up, non-exclusive licence to use any INTELLECTUAL PROPERTY RIGHTS and materials or know-how owned by, assigned to or licensed to ChemPartner or its ChemPartners, agents and ChemPartner EMPLOYEES, as may in fact be necessary for GSK to obtain the full benefit of the OS, the results thereof and all ARISING IP during or after the TERM, without further consideration unless agreed otherwise.

14.14	All ChemPartner BACKGROUND IP created by ChemPartner independently of this AGREEMENT shall remain with ChemPartner.

14.15	ChemPartner hereby grants and (if required) shall procure that its sub-contractors, agents and ChemPartner EMPLOYEES grant to GSK a royalty-free, irrevocable, world-wide, non-exclusive, perpetual licence (including a licence to sub-licence any THIRD PARTY for and on behalf of GSK) to:

A)	ChemPartner BACKGROUND IP brought to this AGREEMENT by ChemPartner, its AFFILIATES, its agents and ChemPartner EMPLOYEES at the EFFECTIVE DATE and used for carrying out ChemPartner’s obligations under the AGREEMENT; and

B)	any INTELLECTUAL PROPERTY RIGHTS subsequently brought into existence by ChemPartner, its AFFILIATES, its agents and ChemPartner EMPLOYEES other than as a result of performance of its obligations under this AGREEMENT, all for the purposes of the use and exploitation by GSK and/or GSK AFFILIATES of ARISING IP.

14.16	ChemPartner shall procure the grant to GSK and its sub-contractors, AFFILIATES, agents and ChemPartner EMPLOYEES of a worldwide, fully paid-up, non-exclusive licence to use (as may be reasonably necessary for GSK to exercise its rights under this AGREEMENT) any THIRD PARTY software and THIRD PARTY material licensed or otherwise supplied to ChemPartner and used in carrying out ChemPartner’s obligations under the AGREEMENT that may be necessary for the purpose of obtaining the full benefit of the OS during the TERM of this AGREEMENT without further consideration unless agreed otherwise. The licence granted under this Clause shall take effect on the date that the relevant THIRD PARTY software and THIRD PARTY material is first used by or on behalf of ChemPartner to carry out its obligations under the AGREEMENT.

14.17	Notwithstanding the provisions of this Clause 14, and for the avoidance of any doubt, the PARTIES hereby agree that the assignment of ARISING IP and licences in favour of GSK and the licence in favour of ChemPartner hereunder shall not incorporate the assignment or licence of any prohibited or restricted technology for the purposes of the Technology Regulations and all notices or catalogues issued by the authorities thereunder, including the Catalogue of Technology of which China Prohibits or Restricts the Import and the Catalogue of Technology of which China Prohibits or Restricts the Export and any future such notices or catalogues issued pursuant to the Technology Regulations. The PARTIES agree that if any restricted technology would otherwise have been assigned or licensed hereunder save for this provision, that the PARTIES will apply to the Ministry of Commerce of the State Council of the People’s Republic of China in accordance with the Technology Regulations for a licence to export or import the technology in question, and shall enter into a separate licence or assignment agreement in respect of such technology.

14.18	The PARTIES acknowledge that the import of all MATERIALS into the People’s Republic of China (“PRC”) for use by ChemPartner shall be the subject of separate Material Transfer Agreements agreed between the PARTIES, as detailed in Schedule 8, and the PARTIES shall cooperate with each other in registering or obtaining approval of the same by the PRC authorities pursuant to the Technology Regulations.

14.19	ChemPartner hereby warrants that it will obtain from each ChemPartner EMPLOYEE prior to the ChemPartner EMPLOYEE providing OS hereunder, a waiver under which the ChemPartner EMPLOYEE waives to the fullest extent possible any pre-emptive rights or rights of first refusal that the ChemPartner EMPLOYEE may have, pursuant to any applicable laws or regulations of the PRC, to have transferred to him/her any and all INTELLECTUAL PROPERTY RIGHTS which arise in connection with the performance of the OS, including without limitation ARISING IP. ChemPartner shall also obtain from each ChemPartner EMPLOYEE an undertaking from each ChemPartner EMPLOYEE to grant to GSK and/or GSK AFFILIATES an irrevocable, worldwide, fully paid up exclusive licence to any such INTELLECTUAL PROPERTY RIGHTS that might nevertheless vest in ChemPartner EMPLOYEE despite the waiver in this section 14.19, to the extent required for GSK and/or GSK AFFILIATES to fully and freely exploit ARISING IP. GSK reserves the right to request ChemPartner copies of the above mentioned waivers at any time.

14.20	ChemPartner acknowledges that from time to time GSK will send GSK EMPLOYEES to work on the OS with ChemPartner at the SITE. For the avoidance of any doubt all INTELLECTUAL PROPERTY RIGHTS which arise in connection with work undertaken by such GSK EMPLOYEES including all rights in INVENTIONS and ARISING IP shall immediately upon creation vest in GSK and that ChemPartner shall have no rights in the same.

14.21	The PARTIES acknowledge that pursuant to the PRC Patent Law a “service invention creation made by a person in execution of the tasks of the entity to which he belongs” includes any INVENTION made within one year of an employee inventor resigning from an employment, when the invention relates to the duties or tasks entrusted to him by the previous employer and that accordingly such INVENTIONS will belong to the previous employer. ChemPartner shall require each ChemPartner EMPLOYEE who has been employed with ChemPartner for less than twelve (12) months to identify, prior to commencing the OS, the nature of the tasks, duties and work entrusted to him by any previous employer. ChemPartner shall ensure that, for a period of twelve (12) months following the commencement of his or her employment with ChemPartner, no such ChemPartner EMPLOYEE works on any PROJECT which is related to such prior duties, tasks or work, so as to avoid any potential conflict of ownership of ARISING IP.

15.	CONFIDENTIALITY

15.1	GSK INFORMATION shall be and remain, as between the PARTIES, the property of GSK and nothing in this AGREEMENT shall grant to ChemPartner any right, title or interest in GSK INFORMATION, subject to any licences granted by GSK pursuant to Clause 14. No GSK INFORMATION, or any part thereof, may be assigned, leased or otherwise disposed of to THIRD PARTIES by ChemPartner or commercially exploited by or on behalf of ChemPartner.

15.2	ChemPartner INFORMATION shall be and remain, as between the PARTIES, the property of ChemPartner and nothing in this AGREEMENT shall grant to GSK any right, title or interest in ChemPartner INFORMATION, subject to any licences granted by ChemPartner pursuant to Clause 14. No ChemPartner Information, or any part thereof, may be assigned, leased or otherwise disposed of to THIRD PARTIES by GSK or commercially exploited by or on behalf of GSK.

15.3	GSK (in respect of ChemPartner INFORMATION) and ChemPartner (in respect of GSK INFORMATION) shall each:

A)	keep confidential all such CONFIDENTIAL INFORMATION of the other PARTY (the “PROTECTED PARTY”) and shall not (except as expressly permitted by this AGREEMENT or by the PROTECTED PARTY in writing) disclose such CONFIDENTIAL INFORMATION, make copies of material, media or software containing such CONFIDENTIAL INFORMATION or otherwise use such information except as permitted pursuant to this AGREEMENT;

B)	safeguard such CONFIDENTIAL INFORMATION and comply with any reasonable security requirements specified by the PROTECTED PARTY from time to time, including, where GSK is the PROTECTED PARTY;

C)	implement rigorous security practices against any unauthorised copying, use, disclosure, access, alteration, damage, destruction or loss of such CONFIDENTIAL INFORMATION;

D)	immediately notify the PROTECTED PARTY if it suspects or becomes aware of any unauthorised copying, use, disclosure, access, damage, destruction or loss in any form of any of such CONFIDENTIAL INFORMATION;

E)	take all reasonable steps to enforce against any THIRD PARTY (and to assist the other PARTY to so enforce) any obligation of confidence imposed or required to be imposed by this AGREEMENT; and

F)	do all things, execute all documents and give all assistance reasonably required by the PROTECTED PARTY to enforce any obligation of confidence imposed or required to be imposed by this AGREEMENT.

15.4	Subject to Clauses 15.7 and 15.8, GSK (in respect of ChemPartner INFORMATION) and ChemPartner (in respect of GSK INFORMATION), as the case may be, may only use and copy such information to the extent necessary:

A)	to comply with its obligations under this AGREEMENT; or

B)	to enable to exercise its rights under this AGREEMENT.

15.5	During the TERM, ChemPartner may disclose GSK INFORMATION to ChemPartner EMPLOYEES, ChemPartner’s professional advisers and other persons approved by GSK in writing on a “need to know” basis. ChemPartner shall not disclose GSK INFORMATION to any PARTY other than those listed in this Clause unless and until ChemPartner:

A)	obtains GSK’s prior written consent;

B)	notifies GSK of all persons to whom GSK INFORMATION is to be disclosed or who may become aware of GSK INFORMATION before those persons are permitted access to GSK INFORMATION; and

C)	arranges for any persons who are permitted access to GSK INFORMATION to give a written confidentiality undertaking directly to, or in favour of, GSK in a form reasonably required by GSK (such undertakings to be made available to GSK on request).

ChemPartner shall procure that ChemPartner EMPLOYEES, agents, sub-contractors and any ChemPartner’s professional advisers and other persons approved by GSK comply with the provisions of this Clause 14.

15.6	GSK may:

A)	use ChemPartner INFORMATION to receive and use the full benefit of the OS;

B)	disclose ChemPartner INFORMATION to GSK AFFILIATES, their respective GSK EMPLOYEES, agents and sub-contractors, and to professional advisers and other THIRD PARTIES approved by ChemPartner in writing on a “need to know” basis, provided that GSK makes the recipient aware of GSK’s obligations under this Clause 14 and arranges for any persons who are permitted access to ChemPartner INFORMATION to give a written confidentiality undertaking directly to, or in favour of, ChemPartner in a form reasonably required by ChemPartner (such undertakings to be made available to ChemPartner on request).

15.7	Nothing in this AGREEMENT shall prohibit the use, copying or disclosure by GSK (in respect of ChemPartner INFORMATION) or ChemPartner (in respect of GSK INFORMATION), as the case may be, to the extent that:

A)	such CONFIDENTIAL INFORMATION has been placed in the public domain other than through such PARTY’s fault or that of a person who was provided with the information by such PARTY;

B)	such CONFIDENTIAL INFORMATION has been independently developed by such PARTY or its AFFILIATES without reference to the PROTECTED PARTY’S CONFIDENTIAL INFORMATION;

C)	the other PARTY has approved in writing the particular use or disclosure of such CONFIDENTIAL INFORMATION;

D)	such CONFIDENTIAL INFORMATION is already known by such PARTY without an obligation of confidentiality; or

E)	such CONFIDENTIAL INFORMATION is independently or rightfully received from a THIRD PARTY without any obligation of confidence; or

F)	such disclosure is expressly required by law or otherwise by any relevant stock exchange or national or supranational governmental or REGULATORY authority or court entitled by law to disclosure of the same, provided that such PARTY:

(i)	uses COMMERCIALLY REASONABLE EFFORTS to minimise any such disclosure or to assist the other PARTY to prevent or restrict the disclosure;

(ii)	gives the other PARTY prompt notice of such requirement to disclose to enable the other PARTY to seek an appropriate protective order; and

(iii)	uses COMMERCIALLY REASONABLE EFFORTS to require the recipient of such CONFIDENTIAL INFORMATION to preserve the confidential nature of such CONFIDENTIAL INFORMATION once disclosed.

15.8	Each PARTY shall treat the negotiations and the terms of this AGREEMENT as CONFIDENTIAL INFORMATION and only use and disclose them in accordance with this Clause 15 and Clause 37.7.

15.9	The obligations with respect to CONFIDENTIAL INFORMATION disclosed under this AGREEMENT shall survive termination or expiry of this AGREEMENT and continue for as long as such information remains CONFIDENTIAL INFORMATION.

15.10	Upon GSK’s written request and, on termination or expiry of this AGREEMENT, ChemPartner shall promptly return all or any specified part of the GSK CONFIDENTIAL INFORMATION and all physical and written records containing or relating to GSK INFORMATION. If requested by GSK, ChemPartner shall destroy or delete GSK INFORMATION in the manner specified by GSK and promptly certify to GSK in writing that it has done so.

15.11	Upon ChemPartner written request and, on termination or expiry of this AGREEMENT, GSK shall promptly return all or any specified part of ChemPartner CONFIDENTIAL INFORMATIOIN and all physical and written records containing or relating to ChemPartner INFORMATION. If requested by ChemPartner, GSK shall destroy or delete the ChemPartner INFORMATION in the manner specified by ChemPartner and promptly certify to ChemPartner in writing that it has done so, provided always that GSK shall not be required to return any part of ChemPartner INFORMATION which GSK, and/or the THIRD PARTY are licensed or otherwise permitted to use after the termination date pursuant to this AGREEMENT.

15.12	The PARTIES acknowledge that the breach of this Clause 15 by a PARTY may cause the other PARTY irreparable injury for which it would not have an adequate remedy at law. In the event of a breach, the non-breaching PARTY may be entitled to injunctive relief in addition to any other remedies it may have at law or in equity.

16.	PERSONAL DATA PROTECTION

16.1	ChemPartner represents and warrants that it will observe all applicable PERSONAL DATA protection and/or privacy requirements in the People’s Republic of China.

16.2	In addition to the above, ChemPartner shall comply with the requirements of all legislation requested by GSK from time to time including, without limitation, the Data Protection Act 1998 and the EU Data Protection Directive 95/46 (“Directive”).

16.3	To the extent that ChemPartner acts as the data processor of GSK (processing as defined in the Directive), ChemPartner shall:

A)	act only on GSK’s reasonable instructions or directions in respect of processing any personal data; and

B)	comply with the obligations in relation to the processing of PERSONAL DATA, as set out in Schedule 12.

C)	take and implement all such technical and organisational security procedures and measures as are necessary or appropriate to preserve the security and confidentiality of PERSONAL DATA and to protect such PERSONAL DATA against unauthorised or unlawful processing, accidental loss, destruction or damage.

16.4	ChemPartner shall indemnify and hold GSK harmless for any damages or expense (including legal fees and costs) resulting from ChemPartner’s contravention or other violation of any applicable PERSONAL DATA protection and/or privacy laws during the execution of this AGREEMENT.

17.	DISCLOSURE AND EXCHANGE OF INFORMATION

17.1	The PARTIES hereto agree that the success of the mutual collaboration is dependent in part on mutual trust and on a regular exchange of information between both PARTIES.

17.2	For the purpose of this Clause, “INFORMATION” means all technical information, techniques, practices, methods, knowledge, skill, experience or test data which is controlled by a PARTY and/or its AFFILIATE as of the EFFECTIVE DATE and at any time during this AGREEMENT and which may be useful or necessary for the provision of the OS and which includes (but is not limited), synthetic chemistry and manufacturing techniques, DNA sequences, vectors, cells, substances, formulations, techniques, methodology, equipment, data, reports, including negative developments, pharmacological, toxicological, preclinical and clinical test data, regulatory submission and documentation, analytical and quality control data, or description, compositions-of-matter, and ASSAYS, and/OR ADME/T related thereto.

17.3	To this extent the PARTIES shall exchange regularly, depending on the progress made, experiences, information and all results in appropriate written or oral form, preferably through the exchange of electronic files, taking into account the requirements for DATA management, as established in Section 3 of Schedule 11.

17.4	The exchange of INFORMATION relating to the PROJECT(s) and/or PROGRAMS(s) shall be made to the GSK DESIGNATED REPRESENTATIVE identified for each PROJECT(s) and/or PROGRAM(s).

17.5	During the TERM of this AGREEMENT, each PARTY shall disclose and make available to the other PARTY without charge, any further INFORMATION known by such PARTY and useful to the other PARTY for the purpose of conducting the OS under the AGREEMENT. The disclosure and the exchanges of INFORMATION hereunder shall be (i) made in English, (ii) undertaken in written form as soon as reasonably possible after obtaining thereof.

17.6	Such disclosure shall be subject to the provisions of Clause 14 and Clause 15 and shall not give rise to any express or implied licenses, any GSK PATENT, INVENTION, or any other INTELLECTUAL PROPERTY RIGHTS.

18.	GOVERNANCE

18.1	The overseeing of the execution of this AGREEMENT will be conducted by the following governance bodies (“BODIES”):

A)	Scientific Operations Teams (“SOT(s)”).

B)	OS Management Boards (“OSMB(s)”)

C)	Global Strategy and Relationship Management Board (“GSRMB”)

I.	CORE

II.	EXTENDED

D)	JOINT RESEARCH COMMITTEE(s) (“JRC(s)”)

The role, composition, responsibilities and frequency of meetings of each of the above BODIES is set out in Schedule 5.

The PARTIES shall each bear all expenses, including reasonable travel, related to the participation of their designated members in the BODIES respectively.

18.2	LIASON LEADs

18.2.1	Promptly after the EFFECTIVE DATE, each PARTY shall appoint an individual to act as the LIASON LEAD for such PARTY in the execution and performance of this AGREEMENT. Each PARTY shall communicate the other PARTY the name and contact details of their respective LIASON LEAD upon the signature of this AGREEMENT.

ChemPartner shall not change ChemPartner’s LIASON LEAD without first obtaining GSK’s written consent to any proposed replacement.

18.2.2	The LIASON LEAD shall be the primary point of contact for the PARTIES regarding the collaboration activities contemplated under this AGREEMENT and shall facilitate all such activities hereunder including, but not limited to, coordinate and facilitate the exchange of information described in Section 17. The LIASON LEADs shall also be responsible for chairing and assisting the Global Strategic Relationship Board (“GSRB”) and the Outsourced Services Management Board (“OSMB”) in performing its oversight responsibilities and coordinating the activities of the Scientific Operations Teams (“SOT(s)”).

18.2.3	Each LIASON LEAD shall thereafter be permitted to attend meetings of the BODIES.

18.2.4	The LIASON LEADs shall have full authority to represent the PARTIES in relation to the performance of the OS under this AGREEMENT and all requests and instructions provided by the LIASON LEADs shall be deemed to be requests and instructions from the PARTIES.

18.2.5	The ChemPartner LIASON LEAD shall liaise with GSK LIASON LEAD on a day-to-day basis and shall be accessible to GSK LIASON LEAD by telephone during non-WORKING HOURS, weekends and public holidays.

19.	RECORD KEEPING, RECORD RETENTION AND DATA RECORDING

19.1	Record keeping and record retention

19.1.1	ChemPartner shall keep complete and systematic DATA related to the OS performed and any other records generated as a part of this AGREEMENT for a minimum period or one (1) year, unless otherwise provided in Schedule 13, or agreed by the PARTIES, or as required by applicable local regulation. Such DATA shall include any operational documentation pertaining to ChemPartner’s performance under this AGREEMENT, including records relevant to any costs or expenses incurred by ChemPartner on behalf of GSK, any financial records, procedures (including records for compliance with legal requirements, in particular Sarbanes-Oxley Act).

19.1.2	ChemPartner shall preserve all such DATA (maintained in electronic and hardcopy format) in accordance with the records retention period(s) of one (1) year, or as specified in Schedule 13, or as agreed by the PARTIES, or as required by applicable local regulation; provided, however, that ChemPartner shall preserve any DATA not identified in Schedule 13 for the greater of (a) three (3) years, or (b) the period agreed upon in writing by the PARTIES.

19.1.3	During the TERM of this AGREEMENT and, thereafter, in accordance with any applicable records retention period(s) identified, GSK shall have the right to inspect, copy and audit such DATA during ChemPartner regular WORKING HOURS with reasonable prior written notice to ChemPartner. ChemPartner shall fully cooperate in any such inspection or audit of its DATA at no additional cost to GSK.

19.1.4	At the end of the applicable DATA retention period, ChemPartner shall, at GSK’s election, either deliver to GSK the relevant DATA, documents and/or other information within its possession or control at that time, or destroy the same in accordance with GSK’s directions and, if requested by GSK, certify to GSK in writing that it has done so.

19.1.5	Notwithstanding the foregoing, in the event GSK notifies ChemPartner of a litigation matter requiring preservation of certain records, ChemPartner shall suspend the destruction of such DATA as directed by GSK or any governmental body. Before destroying or otherwise disposing of such DATA, ChemPartner shall provide GSK with sixty (60) days’ prior notice and offer GSK the opportunity to recover such DATA or to request ChemPartner to deliver such information to GSK. GSK shall reimburse ChemPartner for its out-of-pocket expenses incurred as a result of the return of such information.

19.2	DATA integrity and DATA recording

19.2.1	ChemPartner shall comply with all requirements and specifications regarding DATA integrity and DATA recording as described in Schedule 14.

19.2.2	ChemPartner EMPLOYEES shall not create copies of any DATA or any information produced for and/or produced throughout the provision of the OS onto removable media such as, but not limited to:

•	Print-outs of DATA (unless specifically required by the business process)

•	Floppy discs

•	Write-able CD-ROM

•	Write-able DVD

•	Flash Memory devices – the use of these devices is strictly forbidden

•	PDA devices

•	PCs and Laptops

19.2.3	The PARTIES shall agree on a PROJECT by PROJECT (by means of a relevant SOW) and/or PROGRAM by PROGRAM (by means of a relevant RESEARCH AGREEMENT) basis on the number of paper laboratory notebooks (pLNBs) and the number of eLNB accounts that are required for each PROJECT and/or PROGRAM.

19.2.4	eLNBs accounts may only be used by ChemPartner EMPLOYEES working in a PROJECT and/or PROGRAM. Each eLNB account is assigned on an individual basis. Personal user ID and passwords assigned to one ChemPartner EMPLOYEE cannot be shared or given to other ChemPartner EMPLOYEES working in the PROJECT and/or PROGRAM.

19.2.5	ChemPartner shall return all pLNBs to GSK:

A)	upon completion of the pLNBs. ChemPartner shall have one (1) month from completion to return the pLNBs. to GSK; or

B)	upon completion of the period established in the SOW and/or RESEARCH AGREEMENT(s).

19.2.6	All pLNB and eLNB entries shall comply with the requirements and processes set out in Schedule 14 and any applicable GSK POLICIES AND PROCEDURES.

20.	AUDIT

20.1	During the TERM and for a period of six (6) years following the date of termination of the AGREEMENT, GSK shall have the right at all reasonable times and on reasonable notice to have access to ChemPartner’s SITE and ChemPartner’S EMPLOYEES during WORKING HOURS in order to:

A)	AUDIT and inspect the GSK DESIGNATED SPACE and any other part of the SITE where the OS are conducted; not withstanding the foregoing, GSK may not AUDIT and inspect the aforesaid places if such places are not under control of ChemPartner or are used to perform services for other client after termination of the AGREEMENT;

B)	AUDIT and inspect all DATA, records and procedures of ChemPartner which relate to the provision of the OS; and

C)	AUDIT and inspect compliance with the requirements of this AGREEMENT.

20.2	As part of the AUDIT process GSK shall, at its cost, have the right to copy DATA, records and information relevant to the provision of the OS. In particular, GSK shall have the right under this provision to

A)	have access to the ChemPartner’s SITE; ChemPartner’S EMPLOYEES; pLNB; eLNBs and related DATA; and

B)	conduct an inspection of relevant entries in pLNBs and eLNBs and the related DATA for the purposes of preparing and reviewing patent specifications which incorporate content derived from pLNBs and eLNBs and the related DATA; and

C)	inspect the IT INFRASTRUCTURE SYSTEM, as described in Section 5.3 of Schedule 11.

20.3	ChemPartner shall fully co-operate, and shall ensure that ChemPartner’S EMPLOYEES shall, fully co-operate, with GSK in relation to any AUDIT.

20.4	ChemPartner shall co-operate with GSK in dealing with AUDITS conducted by REGULATORS, by:

A)	notifying GSK as soon as practicable of any such AUDIT;

B)	at GSK’s request, submitting to the jurisdiction of the REGULATORS and enabling REGULATORS to perform an AUDIT of ChemPartner’s activities and providing all cooperation requested in connection therewith;

C)	permitting GSK or its representatives to be present and to participate in such AUDITS;

D)	providing GSK with copies of any reports or written communications with such REGULATORS; and

E)	liaising with the G S K LIASON LEAD in respect of responses to such REGULATORS’ communications.

20.5	ChemPartner shall conduct AUDITs of, or pertaining to, the OS in a manner consistent with auditing best practices. ChemPartner shall ensure a security AUDIT is carried out by an independent THIRD PARTY if requested by GSK from time to time. The appointment of the THIRD PARTY appointed to carry out such AUDIT shall be subject to prior approval by GSK. GSK shall reimburse ChemPartner for the reasonable costs associated with any such security AUDIT.

20.6	ChemPartner shall promptly make available to GSK the results of any AUDIT conducted by ChemPartner or ChemPartner sub-contractor relating to the OS and this AGREEMENT.

20.7	The results of the AUDIT shall be reviewed by the respective Outsourced Services Management Board (“OSMB”), who will be responsible for taking and implementing the necessary corrective actions, and coordinating any response.

20.8	If, as a result of an AUDIT by GSK, ChemPartner is notified that it is not in compliance with any provision of this AGREEMENT, ChemPartner shall, at its own expense and within the period of time specified by the OSMB bring the OS into compliance.

20.9	If an AUDIT reveals that ChemPartner has overcharged GSK for the OS, GSK shall notify ChemPartner of the amount of such overcharge and ChemPartner shall promptly pay to GSK the amount of the overcharge. In addition, ChemPartner will be requested to pay interest at the rate of * per month above LIBOR, calculated from the date ChemPartner received the overcharged amount until the date that GSK receives repayment.

20.10	In the event that an AUDIT reveals an overcharge to GSK by the ChemPartner of * or more of the monthly FEES, ChemPartner shall reimburse GSK for the cost of such AUDIT, in addition to the repayment of the amount overcharged together with interest in accordance with Clause 20.9. In all other circumstances, the costs of the AUDIT incurred by GSK shall be borne by GSK.

21.	INFORMATION TECHNOLOGY INFRASTRUCTURE SYSTEM

21.1	A detailed description of the IT INFRASTRUCTURE SYSTEM that the PARTIES will use during the TERM of this AGREEMENT is attached as Schedule 11.

21.2	The IT INFRASTRUCTURE SYSTEM includes, without limitation the IT EQUIPMENT provided by GSK. The IT EQUIPMENT is property of GSK and consequently shall be tagged and properly identified as such in all related documentation. ChemPartner shall take custody of the IT INFRASTRUCTURE SYSTEM and keep it free from theft, loss and damage.

21.3	In performing the OS ChemPartner shall not use any other information technology or computer system and shall ensure that all information and DATA generated in the performance of the OS is entered onto the IT INFRASTRUCTURE SYSTEM without delay. ChemPartner shall ensure that the IT INFRASTRUCTURE SYSTEM remains at all times connected to a secure communications link accessible exclusively by GSK. Except as expressly set out in this AGREEMENT, ChemPartner warrants that the server used in the provision of the OS is intended for the exclusive use of GSK and ChemPartner shall be responsible for its care and maintenance. ChemPartner shall inform GSK in writing of any failure, malfunctioning, disruption, technical problem, or security breach that the IT INFRASTRUCTURE SYSTEM experiences within twenty four (24) hours from the failure, malfunctioning, disruption, technical problem, or security breach.

21.4	ChemPartner shall restrict access to the IT INFRASTRUCTURE SYSTEM to only those ChemPartner EMPLOYEES who require such access in order to perform the OS. GSK at all times shall provide instructions to ChemPartner regarding the access level to the IT INFRASTRUCTURE SYSTEM. ChemPartner shall implement GSK instructions within twenty four (24) hours upon receipt of written request from GSK.

21.5	If required, GSK shall provide ChemPartner with the necessary SOFTWARE and instructions in order to set up and running of the IT INFRASTRUCTURE SYSTEM.

21.6	GSK shall retain all right, title and interest in and to SOFTWARE supplied by GSK, including all INTELLECTUAL PROPERTY RIGHTS therein.

21.7	ChemPartner shall comply with the access and maintenance to SOFTWARE rules established under Section 1.3 (b) of Schedule 11.

21.8	ChemPartner shall use SOFTWARE only to the extent necessary for and for the sole purpose of performing its obligations under this AGREEMENT. ChemPartner shall cease in the use of the SOFTWARE upon termination or expiry of this AGREEMENT and/or PROJECT and/or PROGRAM.

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

21.9	ChemPartner shall not use or modify any SOFTWARE used in the IT INFRASTRUCTURE SYSTEM without obtaining GSK’s prior written consent, and such use or modifications shall at all times be in compliance with Schedule 11 and any applicable GSK POLICIES AND PROCEDURES.

21.10	ChemPartner shall ensure that the IT INFRASTRUCTURE SYSTEM is maintained in accordance with the technology plans and instructions provided at all times by GSK, and in accordance with all provisions of Schedule 11. ChemPartner shall promptly report to the GSK IT LIASON any enquiries regarding compliance with Schedule 11.

21.11	Any CHANGE to any IT EQUIPMENT or SOFTWARE shall be authorized by GSK in accordance with Clause 7 and Section 4 of Schedule 11.

21.12	Any purchase of additional IT EQUIPMENT or SOFTWARE that is required for the provision of the OS must be agreed in writing by the PARTIES.

21.13	GSK warrants that any SOFTWARE:

A)	supplied by GSK shall have first been screened by a commercially available virus checker;

B)	will comply and function substantially in accordance with their related user documentation.

21.14	ChemPartner shall not install, post, upload, share, store, transmit or make otherwise available to or from the IT INFRASTRUCTURE SYSTEM any materials or content:

A)	that threatens, or deprives GSK of, the continued uninterrupted availability and normal operation of the IT INFRASTRUCTURE SYSTEM;

B)	that is, threatening, abusive, libellous, defamatory, abusive, obscene, vulgar, pornographic, profane, offensive, liable to incite racial hatred, discriminatory, menacing, scandalous, inflammatory, blasphemous, in breach of confidence, in breach of privacy or which may cause annoyance or inconvenience; or

C)	for which ChemPartner has not obtained all necessary licenses or approvals from THIRD PARTIES; or

D)	which constitutes or encourages conduct that would otherwise be considered a criminal offence, give rise to liability, or otherwise be contrary to the law of or infringe the rights of any THIRD PARTY; or

E)	which is technically harmful or disruptive (including, without limitation, computer viruses, logic bombs, Trojan horses, worms, data mining, corrupted data or other malicious software or harmful data) to the functionality of this IT INFRASTRUCTURE SYSTEM.

21.15	GSK will provide ChemPartner with the security requirements and specifications required to be implemented in order to secure and protect the IT INFRASTRUCTURE SYSTEM. ChemPartner will provide GSK written notice of any material changes in accordance to Section 4 of Schedule 11.

21.16	All DATA shall, at all time, be stored and maintained according to Schedule 11 at the ChemPartner server intended for the exclusive use of GSK. ChemPartner understands and acknowledges that it has no right to use or access the DATA other than for the provision of the OS as established in this AGREEMENT.

22.	EMPLOYEES

22.1	ChemPartner EMPLOYEES requirements

22.1.1	ChemPartner shall only use ChemPartner EMPLOYEES for the provision of the OS in accordance with the numbers and ratios agreed in Section 22.2 a) and 22.2 b), or as agreed by the PARTIES from time to time in a SOW and/or RESEARCH AGREEMENT.

ChemPartner shall not use temporary ChemPartner EMPLOYEES for the provision of the OS. Only FULL TIME ChemPartner EMPLOYEES shall be able to work in GSK PROJECTS and/or PROGRAMS, unless approved in writing by the GSK LIASON LEAD.

ChemPartner shall use COMMERCIALLY REASONABLE EFFORTS to increase or decrease the ChemPartner EMPLOYEES providing the OS as appropriate on a PROJECT by PROJECT basis and/or a PROGRAM by PROGRAM basis and in accordance with Clause 5.2.1, 5.2.2 and 5.2.3.

22.1.2	ChemPartner will not locate any ChemPartner EMPLOYEES outside the GSK DESIGNATED SPACE without obtaining the prior written consent of GSK.

22.1.3	ChemPartner shall ensure that ChemPartner EMPLOYEES are properly qualified, competent and experienced to carry out the OS which they are engaged by ChemPartner to perform, as required in each SOW and/or RESEARCH AGREEMENT.

22.1.4	ChemPartner shall ensure that ChemPartner EMPLOYEES engaged in the provision of the OS:

A)	are familiar with the terms and conditions set out in this AGREEMENT, respective SOW and/or RESEARCH AGREEMENT; and

B)	are aware of the PERFORMANCE MEASUREMENTS; and

C)	are aware of the DATA integrity and DATA recording requirements, as described in Schedule 14; and

D)	provide the OS in compliance with the GSK POLICIES AND PROCEDURES; and

E)	are capable of meeting the requirements of the OS assigned to them in a professional and timely manner; and

F)	have a written and oral working knowledge of the English language; and

G)	have the required academic qualification, as established in Clause 22.2 (b), or as agreed by the PARTIES; and

H)	are fully briefed and trained in respect of the obligations of ChemPartner with respect to INTELLECTUAL PROPERTY RIGHTS as set out in Clause 14 and with respect to CONFIDENTIAL INFORMATION, as described in Clause 15; and

22.2	ChemPartner EMPLOYEE qualifications:

A)	ChemPartner shall ensure that * ChemPartner EMPLOYEE is dedicated FULL TIME to each SOW and/or RESEARCH AGREEMENT at all times, or as agreed by GSK.

B)	ChemPartner shall at all times maintain a minimum ratio of * ChemPartner EMPLOYEES, unless otherwise agreed in writing with GSK in the respective SOW and/or RESEARCH AGREEMENT.

C)	ChemPartner shall ensure that all ChemPartner EMPLOYEES assigned to a PROJECT(s) and/or PROGRAM(s) have a working knowledge of written and oral English language.

D)	Before assigning a ChemPartner EMPLOYEE to a PROJECT and/or PROGRAM, ChemPartner shall:

(i)	notify GSK of the proposed assignment and provide the appropriate GSK DESIGNATED REPRESENTATIVE with the Curriculum Vitae of the potential ChemPartner EMPLOYEE;

(ii)	introduce the individual to the appropriate GSK DESIGNATED REPRESENTATIVE (and, upon request, provide such representatives with the opportunity to meet with the individual); and

(iii)	provide GSK with such additional information as GSK may request about the individual’s training, experience and skills relevant to the requirements of the position and follow up on any references that GSK may require.

E)	Should GSK object to the assignment of a proposed individual to a PROJECT and/or a PROGRAM, ChemPartner shall not assign said individual to such PROJECT and/or PROGRAM and shall propose to GSK the assignment of another individual who may meet the training, experience and skills required for that position.

22.3	ChemPartner EMPLOYEES Attrition Rate

22.3.1	The attrition or turnover rate of ChemPartner EMPLOYEES shall be less than *, calculated on an * basis across the execution of all SOWs and/or RESEARCH AGREEMENTS. In addition, where SOW, RESEARCH AGREEMENT, and/or GSK BUSINESS UNIT collaborations are for less then * ChemPartner EMPLOYEES, ChemPartner shall also ensure that the attrition or turnover rate for each SOW, RESEARCH AGREEMENT and/or GSK BUSINESS UNIT shall be less than* over a * period.

ChemPartner will provide the GSK LIASON LEAD with an update report on ChemPartner’s EMPLOYEES attrition rate per GSK BUSINESS UNIT on a monthly basis, including the previous five months attrition rate information. In addition, ChemPartner shall provide the GSK LIASON LEAD with an annual report detailing the attrition rate per SOW, RESEARCH AGREEMENT and/or GSK BUSINESS UNIT.

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

22.3.2	Should the attrition or turnover of ChemPartner EMPLOYEES (i) be * or more across the execution of all SOWs and/or RESEARCH AGREEMENTS, and/or (ii) be * or more over a * period for any SOW, RESEARCH AGREEMENT and/or GSK BUSINESS UNIT with less than * ChemPartner EMPLOYEES, ChemPartner will be in a SERVICE PROBLEM scenario, as described in Clause 10.1.1 (h).

22.3.3	This Clause 22.3 shall not apply when a ChemPartner EMPLOYEE:

A)	is unable to work if the ChemPartner EMPLOYEE is medically unable to do so for a period exceeding fifteen (15) WORKING DAYS; or

B)	pursues further education; or

C)	is on maternity/paternity leave, or

D)	is dismissed by ChemPartner due to poor performance, as agreed by GSK.

E)	upon GSK’s request, internal transfer of ChemPartner EMPLOYEES between a GSK PROJECT(s) and/or a GSK PROGRAM(s)

F)	GSK otherwise agrees. Such agreement will not to be unreasonably withheld.

22.4	Training, Supervision and Management of ChemPartner EMPLOYEES

A)	ChemPartner shall ensure that all ChemPartner EMPLOYEES complete trainings/courses that GSK may required from time to time.

B)	ChemPartner shall maintain accurate and up to date training records for each ChemPartner EMPLOYEE and such records shall be available for inspection by GSK.

C)	ChemPartner shall be responsible for the supervision of the ChemPartner EMPLOYEES.

D)	ChemPartner shall manage and take full responsibility for all industrial relations in relation to the ChemPartner EMPLOYEES.

E)	ChemPartner shall use COMMERCIALLY REASONABLE EFFORTS to ensure that the ChemPartner EMPLOYEES do not:

(i)	behave in a non-business like or unprofessional manner; or

(ii)	harass or discriminate against other ChemPartner EMPLOYEES or GSK EMPLOYEES, agents or sub-contractors.

22.5	Withdrawal and Replacement of ChemPartner EMPLOYEES

22.5.1	If GSK believes that any ChemPartner EMPLOYEE is (i) a threat to health and safety according to GSK POLICIES AND PROCEDURES and applicable International standards; or (ii) a threat to the security of GSK’s DATA or property; or (iii) in breach of this AGREEMENT (in particular Clause 22.1.4 (f), 22.1.4 (g), 22.1.4 (h)); or (iv) in breach of the GSK POLICIES AND PROCEDURES; (v) or in breach of any THIRD PARTY policy or procedure which was previously notified to ChemPartner, at GSK discretion, GSK will request ChemPartner to remove said ChemPartner EMPLOYEE from the provision of the OS forthwith within twenty four (24) hours from the notice.

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

22.5.2	GSK shall be entitled to move the ChemPartner EMPLOYEES between PROJECT(s) and/or PROGRAM(s) on giving prior written notification to the ChemPartner DESIGNATED REPRESENTATIVE and the ChemPartner LIASON LEAD.

22.5.3	ChemPartner shall use COMMERCIALLY REASONABLE EFFORTS to ensure that any ChemPartner EMPLOYEES, who for any reason intend to cease performing the OS, provide a comprehensive and effective handover to the relevant replacement ChemPartner EMPLOYEES. ChemPartner will inform in writing the respective GSK BUSINESS UNIT member of the SOT and the GSK LIASON LEAD of the causes of the cease of the ChemPartner EMPLOYEE, as described in Section 22.5.5 below.

A)	ChemPartner shall be entitled to move the ChemPartner EMPLOYEES between PROJECT(s) and/or PROGRAM(s) on giving prior written notification to the GSK LIASON LEAD. The GSK LIASON LEAD (after prior discussion with the relevant GOVERNANCE BODIES) may approve or reject ChemPartner’s proposal within fifteen (15) WORKING DAYS from the notification.

B)	ChemPartner shall not, at any time during the TERM or for * thereafter transfer any of the ChemPartner EMPLOYEES to work in the provision of pharmaceutical research and development services which compete directly with the PROJECT(s) and/or PROGRAM(s) without first obtaining the prior written consent of GSK. GSK shall be entitled in its sole discretion to refuse to give such consent or to attach conditions to its consent.

22.5.4	In the event any ChemPartner EMPLOYEE needs to be replaced for any reason, ChemPartner shall:

A)	be responsible for replacing such ChemPartner EMPLOYEE with a suitable individual, who meets the requirements, as described in Section 22.1 and 22.2; and

B)	obtain GSK’s written consent to replace such ChemPartner EMPLOYEE, such consent not to be unreasonably delayed.

22.5.5	As soon as ChemPartner becomes aware of a ChemPartner EMPLOYEE leaving, ChemPartner shall notify in writing to the GSK LIASON LEAD and respective GSK DESIGNATED REPRESENTATIVE of the PROJECT and/or PROGRAM (i) the reasons for the ChemPartner EMPLOYEE leaving ChemPartner, (ii) his/her contact details (including but not limited to ID number and personal email address), if ChemPartner obtains such ChemPartner EMPLOYEE’S prior consent, and (iii) if possible indicate whether the ChemPartner EMPLOYEE has been recruited by a ChemPartner competitor.

In addition to the above, ChemPartner shall present to GSK a transitional plan that will be implemented during the ChemPartner EMPLOYEE replacement, in accordance with Clause 32.2.

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

22.6	Retaining ChemPartner EMPLOYEES

A)	ChemPartner shall ensure that the ChemPartner EMPLOYEES positions are filled at all times.

B)	ChemPartner shall use COMMERCIALLY REASONABLE EFFORTS to further ensure that:

(i)	each of the ChemPartner EMPLOYEES devotes their FULL TIME and effort to supplying the OS for a PROJECT(s) and/or a PROGRAM(s);

(ii)	each of the ChemPartner EMPLOYEES is offered terms and conditions of employment which are competitive with those offered elsewhere in the market for such ChemPartner EMPLOYEES.

22.7	Pre screening and vetting of ChemPartner EMPLOYEES

A)	ChemPartner warrants that, as and from the EFFECTIVE DATE, it shall comply with the pre employment screening procedure in respect of each ChemPartner EMPLOYEE and shall also comply with such pre employment screening procedure in respect of each proposed additional or replacement of ChemPartner EMPLOYEES, as described in Schedule 16.

B)	ChemPartner warrants that all information provided to GSK in respect of ChemPartner EMPLOYEES shall be accurate and shall be kept up to date throughout the TERM of this AGREEMENT.

C)	GSK shall be entitled upon request to examine all documentation relating to the vetting procedures and/or evidencing implementation of the relevant vetting procedures by ChemPartner.

22.8	SITE Security Access

A)	ChemPartner will ensure that all ChemPartner EMPLOYEES comply with the security procedures detailed in Clause 11.

B)	ChemPartner shall ensure that no item of GSK’s property leaves the GSK DESIGNATED SPACE at any time without the prior written approval from the GSK DESIGNATED REPRESENTATIVE.

C)	ChemPartner shall ensure that no ChemPartner EMPLOYEES shall at any time use any cameras, mobiles with photograph cameras, or sound recording equipment into areas of the GSK DESIGNATED SPACE or any other parts of the SITE where a ChemPartner EMPLOYEE is working on a PROJECTS and/or a PROGRAM(s).

D)	GSK shall be entitled to require ChemPartner to refuse to admit, or withdraw access authorisation as described in Section 22.5.1 to the GSK DESIGNATED SPACE to any ChemPartner EMPLOYEE who, in the reasonable opinion of GSK, breached any of the provisions of this AGREEMENT, respective SOW and/or RESEARCH AGREEMENT, GSK POLICIES AND PROCEDURES or any applicable laws.

22.9	Health & Safety

A)	ChemPartner shall ensure that at all time, there is at the GSK DESIGNATED SPACE a ChemPartner designated person who is suitably qualified in first aid.

B)	ChemPartner undertakes to carry out a formal risk assessment of all aspects of the OS for health and safety purposes and to carry out all testing, examination and other work necessary to minimise and, so far as reasonably practical, eliminate any risk to health or safety resulting from the performance of the OS or other things in connection therein.

C)	In the event that a health or safety risk has arisen or is likely to arise at the GSK DESIGNATED SPACE, ChemPartner shall notify GSK promptly in writing within five (5) WORKING DAYS and provide GSK with adequate information relating to such risk including any safeguards which ChemPartner proposes to observe in order to ensure that the OS are performed safely.

D)	ChemPartner shall ensure that the OS are performed in a manner which minimises the risk of fire and that all the ChemPartner EMPLOYEES are suitably trained in safety procedures relevant to the GSK DESIGNATED SPACE and are aware of fire alarms and fire escape plans, in compliance with Schedule 15.

22.10	GSK EMPLOYEES

22.10.1	The PARTIES have agreed that GSK could co-locate one or more GSK EMPLOYEE to oversee a PROJECT(s) and/or a PROGRAM(s) to be conducted at the GSK DESIGNATED SPACE for a period of time agreed by the PARTIES.

22.10.2	GSK will remain the employer of the GSK EMPLOYEES, and all costs relating to the GSK EMPLOYEES shall be borne by GSK, throughout the duration of the co-location. GSK reserves the right to substitute an existing GSK EMPLOYEE for another GSK EMPLOYEE at any time. GSK reserves the right to select the GSK EMPLOYEE and cannot guarantee which GSK EMPLOYEE will be selected or the amount of time that the GSK EMPLOYEE will be co-located at the ChemPartner’s SITE.

22.10.3	If any GSK EMPLOYEE is (i) a threat to health and safety to any ChemPartner EMPLOYEES; or (ii) a threat to the security of ChemPartner’s data or property, (iii) or in breach of any ChemPartner’s policy or procedure which was previously notified to GSK and to the GSK EMPLOYEES, at ChemPartner discretion, ChemPartner could request GSK to replace the said GSK EMPLOYEE within five days from the notice. GSK shall be responsible for any losses or damages caused by a GSK EMPLOYEES as the result of breach of this Section, to ChemPartner or ChemPartner EMPLOYEES during the co-location.

22.10.4	In the period during which a GSK EMPLOYEE is co-located at the ChemPartner’s SITE, ChemPartner will provide that GSK EMPLOYEE with:

A)	a secure office at the GSK DESIGNATED SPACE and the requisite installation, maintenance and upgrades of secure data transmission lines between GSK EMPLOYEE office and GSK. ChemPartner will provide a description and floor map of the secure office space at GSK request; and

B)	experimental laboratory space, equipment and requisite access to analytical facilities to ensure collaborative and/or independent experimentation under the terms and conditions of the AGREEMENT, as detailed in Appendix 2.

C)	any other items or necessary space that may be required by the GSK EMPLOYEE to perform his activities.

22.10.5	GSK EMPLOYEE shall be bound by:

A)	the terms and conditions of the confidentiality agreement entered by and between GSK and ChemPartner on 23rd December, 2009, hereto attached as Appendix 3.

B)	a Visitor Agreement signed between ChemPartner and the GSK EMPLOYEE in the format, hereto attached as Appendix 4.

22.11	EMPLOYMENT REGULATIONS

22.11.1	Notwithstanding anything contained herein, neither of the PARTIES have contemplated the transfer of any GSK EMPLOYEE, GSK agents, sub-contractor, or consultants (“AFFECTED PERSONS”) to ChemPartner on the EFFECTIVE DATE, or at any time thereafter, whether by application of the ACQUIRED RIGHTS DIRECTIVE (or its implementing legislation in any country) or any other applicable regulation.

22.11.2	Further, notwithstanding anything contained herein, the PARTIES do not intend that the expiry or termination of this AGREEMENT shall operate to transfer the employment of any of the ChemPartner EMPLOYEES or the liabilities associated with their employment to GSK or any THIRD PARTY. In the event that this AGREEMENT is terminate or expires, ChemPartner shall remain responsible for managing the ChemPartner EMPLOYEES’ continuing employment in accordance with its own internal practices or procedures. This may include, without limitation, re-deploying the ChemPartner EMPLOYEES within its existing business, or making the ChemPartner EMPLOYEES redundant at its own cost, in either case prior to the date on which the AGREEMENT terminates or expires.

22.11.3	If the contract of employment of any AFFECTED PERSON is found or alleged to have effect after the EFFECTIVE DATE, or any subsequent date on which a transfer is alleged to take place, as if originally made with ChemPartner, Clause 22.11.4 will apply.

22.11.4	GSK will, within fourteen (14) days of being so requested by ChemPartner, make to that person an offer in writing to employ him under a new contract of employment, to take effect immediately upon termination of his employment by ChemPartner. The contract of employment so offered will be identical in all respects to that person’s contract of employment immediately before the EFFECTIVE DATE, or subsequent date on which a transfer is alleged to take place. Any such request shall be made by ChemPartner within fourteen (14) days of its becoming aware of the finding or allegation. Once that offer of employment has been made (or after expiry of fourteen (14) days after it has been requested by ChemPartner), ChemPartner may terminate the employment of the person concerned and GSK will indemnify ChemPartner against any and all EMPLOYMENT LIABILITIES incurred by ChemPartner which arise out of or in connection with the employment of any AFFECTED PERSON whose employment, or claims arising out of their employment or its termination, transfer to ChemPartner whether pursuant to the ACQUIRED RIGHTS DIRECTIVE (or its implementing legislation in any country) or any applicable regulation, or who claim that their employment or such claims so transfer; and/or as a result of any breach of the obligations to inform and/or consult with the AFFECTED PERSONS.

22.11.5	If the contract of employment of any ChemPartner EMPLOYEE is found or alleged to have effect after the expiry or termination of this AGREEMENT as if originally made with GSK or any THIRD PARTY the provisions of Clause 22.11.6 will apply.

22.11.6	ChemPartner will, within fourteen (14) days of being so requested by GSK, make to that person an offer in writing to employ him under a new contract of employment, to take effect immediately upon termination of his employment by GSK or a THIRD PARTY as referred to below. The contract of employment so offered will be identical in all respects to that person’s contract of employment immediately before the date of expiry or termination of this AGREEMENT. Any such request shall be made by GSK within fourteen (14) days of its becoming aware of the finding or allegation. Once that offer of employment has been made (or after expiry of fourteen (14) days after it has been requested by GSK), GSK or any THIRD PARTY may terminate the employment of the person concerned and ChemPartner will indemnify GSK or any THIRD PARTY against any and all EMPLOYMENT LIABILITIES incurred by GSK or a THIRD PARTY which arise out of or in connection with the employment of any ChemPartner EMPLOYEES whose employment, or claims arising out of their employment or its termination, transfer to GSK or a THIRD PARTY whether pursuant to the ACQUIRED RIGHTS DIRECTIVE (or its implementing legislation in any country) or any applicable regulation.

The PARTIES acknowledge that it is their intention that the benefit of this paragraph may be assigned to any THIRD PARTY at the absolute discretion of GSK.

23.	INSURANCE

23.1	Without limitation to any other term of this AGREEMENT, ChemPartner shall take out and maintain, at its own cost and expense, for the TERM of this AGREEMENT the following insurances with a reputable insurance company and on terms reasonably acceptable to GSK:

A)	* for a minimum of * per claim;

B)	* for a minimum of * for each occurrence;

C)	adequate insurance against loss of, or damage to, any of the assets of the ChemPartner, the ChemPartner EMPLOYEES or any of its other suppliers which are located at the SITE; and

23.2	This Clause 23 is not intended in any way to impose any limits on ChemPartner’s liability and shall not be construed so as to constitute acceptance by GSK of any responsibility for liability in excess of the insurance coverage contemplated herein.

23.3	If ChemPartner fails or refuses to obtain appropriate insurance cover as contemplated in this Clause 23, in addition to any other remedies available to GSK under this AGREEMENT or at law, GSK may give notice to the ChemPartner of such default, and if not remedied by ChemPartner within seven (7) WORKING DAYS of receipt of such notice, GSK shall be entitled to terminate this AGREEMENT pursuant to Clause 30.

23.4	ChemPartner shall within thirty (30) days following the EFFECTIVE DATE and, in respect of renewals, at least ten (10) days following renewal of coverage, provide GSK with a copy of the insurance certificate (or other acceptable evidence from ChemPartner’s insurance brokers) evidencing that the coverage and policy endorsements required under this AGREEMENT are taken out and maintained, and containing a summary of the key provisions, including:

A)	the commencement and expiry dates;

B)	the limit or sums insured;

C)	the territorial limits;

D)	any excess, deductible or self-insurance retention;

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

E)	any other exceptions or exclusions to the relevant insurance; and

F)	any limitations attached to such insurance.

23.5	ChemPartner shall not by any act or omission do anything to vitiate any of the insurances required to be taken out and maintained during the Term pursuant to this Clause 23.

23.6	If ChemPartner intends to cancel, vary or not renew any such insurance policies the result of which would be to provide less coverage (in terms of either scope or value) than the coverage in place on the EFFECTIVE DATE, then ChemPartner shall obtain GSK’s prior written consent to such cancellation, variation or non-renewal.

24.	BUSINESS CONTINUITY PLAN

24.1	At all times during the applicable PROJECT(s) and/or PROGRAMS(s), ChemPartner shall provide and maintain the capability (i) to continue operations due to a loss, interruption or unexpected cause of removal of ChemPartner’s SITE; and (ii) to recover from unpredicted interruptions within its operating environment or IT INFRASTRUCTURE SYSTEM, resulting from a loss or disruption ranging from a temporary loss of a critical system component to a full SITE disaster (“BUSINESS CONTINUITY”).

24.2	Prior to the execution of this AGREEMENT, ChemPartner shall deliver to GSK a detailed, written contingency plan for the recovery of business functions, business units, business processes and resources and for the continuation of the OS provided thereunder in the event of a disruption or disaster or threats thereof, hereto attached as Schedule 15. Such BUSINESS CONTINUITY PLAN shall be reviewed annually by the PARTIES.

24.3	As part of each BUSINESS CONTINUITY PLAN, ChemPartner shall provide contingency plans to recover from SITE disasters, fires, floods, explosions, and other events likely to result in business interruption. It is hereby understood and agreed that GSK’s review and approval of ChemPartner’s BUSINESS CONTINUITY PLAN shall not act as a waiver of, nor in any way effect, ChemPartner’s obligations hereunder.

24.4	Each BUSINESS CONTINUITY PLAN delivered by ChemPartner shall be subject to GSK review, modification, acceptance and approval. Any modifications or updates to the BUSINESS CONTINUITY PLAN shall be incorporated by reference to Schedule 15.

25.	INDEMNITIES AND LIABILITIES

25.1	ChemPartner shall indemnify and hold GSK and all members of the GSK Group (and their directors, officers and employees) harmless from and against any and all LOSSES directly related, actually occurred and reasonable attributable to:

A)	Any breach by ChemPartner of this AGREEMENT, a SOW or a RESEARCH AGREEMENT;

B)	Any material tortious (including negligent) acts and omissions, neglect, default, theft, wilful misconduct, or fraud on the part of ChemPartner, its employees, agents and sub-contractors occurring during the performance of the OS or relating to any subject matter of this AGREEMENT;

C)	Any claims by any ChemPartner EMPLOYEES, agent, or sub-contractor of ChemPartner against GSK under this AGREEMENT;

D)	All liabilities in respect of any actions, suits, proceedings, arbitrations or governmental investigations initiated after the EFFECTIVE DATE that are attributable to ChemPartner’s performance of the OS;

E)	any liabilities for tax payment obligations attributable to ChemPartner’s performance of the OS after the EFFECTIVE DATE;

F)	Any breach by ChemPartner, its employees, agents and sub-contractor of all laws, statutes, regulations and other subordinate instruments, code or practice including ENVIRONMENTAL LAWS that may result in ChemPartner’s breach of this AGREEMENT;

G)	Any claims attributable to a ChemPartner EMPLOYEE that may transfer to GSK or a THIRD PARTY as a result of the application of the Transfer of Undertakings (Protection of Employees) Regulation (“TUPE”), or any equivalent provision in overseas legislation.

H)	Any claims by a THIRD PARTY attributable to the infringement or alleged infringement of GSK PATENTS and/or GSK INTELLECTUAL PROPERTY, and/or GSK CONFIDENTIAL INFORMATION.

I)	any claims by a THIRD PARTY that arises out of the infringement or alleged infringement of any THIRD PARTY rights or applicable law;

J)	any act or omission on the part of ChemPartner, its ChemPartner EMPLOYEES, agents and sub-contractor that places GSK in breach of law, statute, regulation, and other subordinate instruments, code or practice.

25.2	GSK shall give written notice to ChemPartner as soon as is practicable of the details of any claim or proceedings brought or threatened against it by a THIRD PARTY in respect of which a claim will or may be made under Clause 25.1 above; and ChemPartner, may in consultation with GSK and with GSK’s prior written permission, assume and conduct the defence and/or settlement of all claims and proceedings which may be brought by a THIRD PARTY and in doing so ChemPartner shall keep GSK advised of all progress in relation thereto, supply GSK with a copy of all advice relating to evidence, liability, quantum and strategy, consult with GSK on all future conduct and at all times in the conduct of such claims and proceedings avoid reputation harm to GSK or bringing the GSK brand and reputation into disrepute. GSK shall, at ChemPartner’s expense, provide all reasonable assistance and documentation required by ChemPartner in connection with, any claim or proceedings brought by a THIRD PARTY, if directly related to the OS and this AGREEMENT.

25.3	Nothing in this Clause 25 or otherwise in this AGREEMENT shall exclude or in any way limit GSK’s liability to ChemPartner for (i) fraud, (ii) death or personal injury caused by its negligence (including negligence as defined in section 1 Unfair Contract Terms Act 1977), (iii) breach of terms regarding title implied by section 12 Sale of Goods Act 1979 (UK) and/or section. 2 Supply of Goods and Services Act 1982 (UK), or (iv) any liability to the extent the same may not be excluded or limited as a matter of law.

25.4	Neither PARTY shall be liable to the other for any punitive, exemplary damages or for an indirect or consequential loss or damage resulting from any breach of this AGREEMENT even if the PARTY has been advised of the possibility of such damages.

26.	WARRANTIES

26.1	Except as otherwise disclosed, ChemPartner and GSK each represents warrants and undertakes to each other that the execution, delivery and performance of this AGREEMENT by such PARTY:

A)	Has been duly authorised by all necessary corporate action;

B)	Does not conflict with, or result in a material breach of, the articles of incorporation or by-laws of such PARTY;

C)	Does not conflict with or result in a breach of any applicable laws as at the date of this AGREEMENT; and

D)	This AGREEMENT has been duly executed by such PARTY and constitutes a valid and legally binding obligation of such PARTY enforceable in accordance with its terms.

26.2	ChemPartner represents, warrants and undertakes to GSK on a continuing basis during the TERM that each of the statements set out in this Clause 26 is true and accurate:

A)	Neither the execution and delivery of this AGREEMENT will, directly or indirectly (i) conflict with or violates any provision of the by-laws of ChemPartner, (ii) require on the part of ChemPartner any filing with, or any permit, authorisation, consent or approval of, any governmental authority having jurisdiction over ChemPartner, (iii) conflict with, result in a breach of, constitute a default under, any material contract, lease, sublease, licence, sublicense, permit, agreement or mortgage for borrowed money or other arrangement to which ChemPartner is a party or by which ChemPartner is bound or to which any of the assets of ChemPartner is subject, or (iv) violate any order, writ, injunction, decree, law or regulation applicable to ChemPartner.

B)	Its performance of the OS and GSK’s subsequent use of such OS, excluding using of the MATERIALS or information provided by GSK does not and will not violate any INTELLECTUAL PROPERTY RIGHTS of any THIRD PARTY, nor has any claim of such infringement been threatened or asserted;

C)	There is no action, suit, claim, investigation or proceeding pending or, to the best of its knowledge, threatened against it that, if adversely decided, might adversely affect ChemPartner’s:

(i)	ability to enter into this AGREEMENT; and/or

(ii)	the performance of its obligations hereunder;

D)	It is not a PARTY to any agreement which would prevent it from fulfilling its obligations under this AGREEMENT;

E)	During the TERM, ChemPartner shall not enter into an agreement to provide OS which would in any way conflict with or restrict its ability to perform under this AGREEMENT;

F)	No items or material used by ChemPartner in the performance of OS which would result in a separate charge to GSK may be obtained from an AFFILIATE of ChemPartner without prior written notice to GSK of such affiliation;

G)	The FEES were independently established by ChemPartner and proposed to GSK without collusion with any THIRD PARTY or any ChemPartner EMPLOYEE or representative of GSK;

H)	After signature of this AGREEMENT it shall not accept any other customers’ projects which compete directly with a PROJECT(s) and/or a PROGRAM(s), which are conducted during the same TERM without obtaining the prior written consent of GSK. Such consent may not to be unreasonably withheld by GSK;

I)	When applicable, ChemPartner shall obtain, maintain and pay for all permissions, licenses, permits, registrations, certificates and governmental fees and other fees necessary for the execution of the OS hereunder (including for the import of all MATERIALS, information and rights to be used in the performance of the OS and the export of all DELIVERABLES) in the People’s Republic of China and shall obtain all required inspections, registrations, authorisations and approvals prior to commencement of performance of such OS;

J)	ChemPartner complies with the applicable laws and regulation regarding the collection, storage, use and disposal of BIOLOGICAL MATERIALS/SAMPLES.

26.3	Each of the above shall be construed as a separate warranty or representation on behalf of ChemPartner and GSK as the case may be and shall not be limited or restricted by reference to, or inference from, the terms of any other warranty or representation or any other terms of this AGREEMENT, and each PARTY acknowledges and agrees that its compliance with any or all of the warranties and representations contained in this Clause 26 shall not of itself constitute performance of any of its other obligations under this AGREEMENT.

26.4	ChemPartner shall give notice of any claim for breach of the warranties as soon as reasonably practicable after becoming aware of such breach but failure to do so shall not prevent ChemPartner from bringing a claim except to the extent that GSK is prejudiced thereby.

26.5	Without restricting the rights of GSK or otherwise affecting the ability of GSK to claim damages on any other basis available to it, in the event that any of the warranties is broken or (as the case may be) proves to be untrue or misleading, ChemPartner shall, on demand, pay to GSK or, at GSK’s direction:

A)	the amount necessary to put GSK into the position which would have existed if the warranties had not been broken or (as the case may be) had been true and not misleading; and

B)	all costs and expenses incurred by GSK, as a result of such breach and any costs (including legal costs on an indemnity basis), expenses or other liabilities which any of them may incur either before or after the commencement of any action in connection with (i) any legal proceedings in which GSK claims that any of the warranties has been broken or is untrue or misleading and in which judgment is given for GSK or (ii) the enforcement of any settlement of, or judgment in respect of, such claim.

26.6	The liabilities of ChemPartner under this Clause 26 shall survive the expiration or termination of this AGREEMENT.

27.	GSK POLICIES AND PROCEDURES

27.1	ChemPartner shall adopt and comply with the GSK POLICIES AND PROCEDURES detailed in Schedule 16.

27.2	In addition to Schedule 16, GSK shall display all the GSK POLICIES AND PROCEDURES and further amendments in the Web share space located at a folder on the sFTP Server at ChemPartner, which is available to ChemPartner and ChemPartner EMPLOYEES involved in a PROJECT(s) and/or a PROGRAM(s). When available, GSK shall post the GSK POLICIES AND PROCEDURES in Chinese language.

27.3	In the event, the GSK POLICIES AND PROCEDURES are amended, removed, replaced, or updated, GSK will notify ChemPartner. Where the amendment, removal, replacement or addition of or to the GSK POLICIES AND PROCEDURES has a cost impact or affects the ChemPartner’s ability to provide the OS, such amendment, removal, replacement or addition shall be agreed in writing by the PARTIES.

28.	ETHICAL STANDARDS AND HUMAN RIGHTS

28.1	Unless otherwise required or prohibited by law, ChemPartner warrants that in relation to the supply of the OS under the terms of this AGREEMENT:

A)	it will not infringe the principles set out in the International Labour Organisation Convention 138: Minimum Age, 1973 or the International Labour Organisation Convention 182: Worst Forms of Child Labour Convention, 1999;

B)	it does not employ engage or otherwise use any child labour in circumstances such that the tasks performed by any such child labour could reasonably be foreseen to cause either physical or emotional impairment to the development of such child;

C)	it does not use forced labour in any form (prison, indentured, bonded or otherwise) and its employees are not required to lodge papers or deposits on starting work;

D)	it provides a safe and healthy workplace, presenting no immediate hazards to its ChemPartner EMPLOYEES. Any housing provided by ChemPartner to its ChemPartner EMPLOYEES is safe for habitation. ChemPartner provides access to clean water, food, and emergency healthcare to its ChemPartner EMPLOYEES in the event of accidents or incidents at ChemPartner’s SITE;

E)	it does not discriminate against any ChemPartner EMPLOYEES on any ground (including race, religion, disability or gender);

F)	it does not engage in or support the use of corporal punishment, mental, physical, sexual or verbal abuse and does not use cruel or abusive disciplinary practices in the workplace;

G)	it pays each ChemPartner EMPLOYEE at least the minimum wage or a fair representation of the prevailing industry wage, (whichever is the higher) and provides each ChemPartner EMPLOYEE with all legally mandated benefits;

H)	it complies with all laws on working hours and employment rights in the countries in which it operates;

I)	it is respectful of its ChemPartner EMPLOYEES right to join and form independent trade unions and freedom of association.

28.2	ChemPartner agrees that it is responsible for controlling its own supply chain and that it shall encourage compliance with ethical standards and human rights by any subsequent supplier of goods and OS that are used by the ChemPartner when performing its obligations under this AGREEMENT.

28.3	ChemPartner shall ensure that it has ethical and human rights policies and an appropriate complaints procedure to deal with any breaches of such policies.

29.	WASTE

29.1	If necessary, ChemPartner shall hire, direct and pay all costs for a waste ChemPartner to remove all WASTE and HAZARDOUS MATERIAL (in accordance with the Material Safety Data Sheets of the MATERIALS (“MSDS”), ChemPartner’s internal policies, or applicable local regulations) from ChemPartner’s SITE that is derived from the performance of the OS. The costs associated with the removal of the WASTE shall be borne by ChemPartner. ChemPartner shall obtain GSK’s written permission prior to the destruction and/or removal of any WASTE and HAZARDOUS MATERIAL, and the destruction and/or removal of any IT EQUIPMENT or MATERIALS (whether owned by ChemPartner or GSK) relating to the WASTE and HAZARDOUS MATERIALS produced during the provision of the OS. ChemPartner shall document the destruction of any WASTE and HAZARDOUS MATERIAL in writing and provide copies of such written documentation to the GSK DESIGNATED REPRESENTATIVE.

29.2	ChemPartner shall only dispose of WASTE and HAZARDOUS MATERIALS at the SITE and through waste management vendors that have been approved in writing by GSK, whose approval shall not be withheld unreasonably. GSK maintains the right, but not the obligation, to witness the actual disposal of the WASTE and HAZARDOUS MATERIALS.

30.	TERMINATION

30.1	GSK may terminate this AGREEMENT or cancel any SOW and/or RESEARCH AGREEMENT at any time, without cause, by giving ChemPartner at least ninety (90) days written notice of termination.

30.2	The cancellation of a SOW, associated PROJECT FORM(s) and/or STUDY PROTOCOL(s) and/or RESEARCH AGREEMENT(s) shall not trigger automatically the termination of the AGREEMENT. The termination of this AGREEMENT shall have the effect of terminating all undischarged SOWs and RESEARCH AGREEMENTs.

30.3	GSK may terminate this AGREEMENT or cancel a SOW or RESEARCH AGREEMENT immediately at any time by giving written notice to ChemPartner if:

A)	ChemPartner commits a material breach of this AGREEMENT which breach is irremediable, or which breach (if remediable) is not remedied within fifteen (15) days after the service of notice requiring the same;

B)	ChemPartner ceases or threatens to cease to trade (either in whole, or as to any part or division involved in the performance of this AGREEMENT), or becomes or is deemed by GSK to be insolvent, is unable to pay its debts as they fall due, has a receiver, administrative receiver, administrator or manager appointed over the whole or any part of it or its assets or business, makes any composition or arrangement with its creditors or an order or resolution is made for its dissolution or liquidation (other than for the purpose of solvent amalgamation or reconstruction), or takes or suffers any similar or analogous procedure, action or event in consequence of debt in any jurisdiction;

C)	ChemPartner undergoes a change of CONTROL (and ChemPartner shall give notice to GSK of the particulars of any change of CONTROL affecting it within thirty (30) days of any such change of CONTROL occurring);

D)	ChemPartner is convicted by any court with competent jurisdiction of any offence or is otherwise guilty of serious misconduct or any conduct which brings GSK or its clients or customers or its or their business, products or services into disrepute.

E)	ChemPartner assigns or attempts to transfer any interest herein or of any right or obligation hereunder without GSK’s prior written consent;

F)	ChemPartner allows or enables the unauthorized or improper use by ChemPartner or any other person of any G S K PATENTS, INVENTIONS and/or GSK INTELLECTUAL PROPERTY RIGHTS;

G)	ChemPartner exceeds the* ChemPartner EMPLOYEES attrition rate as set out in Clause 22.3.1;

H)	ChemPartner is in breach of Clauses 8.4(i), 8.4(vi), 8.4(viii), 8.4 (xii), 8.4 (xv), 8.4 (xviii), 10.2, 12.5, 13, 14, 15, 16, 19.1.1, 19.2.1, 23, 25.1, 27, 34 and 35;

I)	any act or omission of ChemPartner, ChemPartner EMPLOYEES, agents or direct or indirect contractors puts GSK in breach of any GOOD CITIZEN LAWS;

J)	GSK is in its absolute discretion unwilling to accept or tolerate a new or continuing CONFLICT OF INTEREST.

30.4	GSK may terminate this AGREEMENT in the event of a FORCE MAJEURE EVENT in accordance with Clause 37.8.

30.5	The PARTIES may by mutual agreement extend the date of termination of this AGREEMENT in respect of any notice of termination given in accordance with this Clause 30.

30.6	The expiry or termination of this AGREEMENT shall not affect the continuation in force following such expiry or termination:

A)	Clauses which are expressed to survive its termination or expiry, or which from their nature or context it is contemplated that they are to survive termination or expiry, (including, without limitation, Clauses 1, 14, 15, 16.4, 19, 20, 25, 30.6, 31.1, 36 and 37); and

B)	any provision of this Agreement necessary for its interpretation or enforcement

30.7	the expiry or termination of this Agreement (for whatever reason) shall be without prejudice to the respective rights and liabilities of each of the PARTIES accrued prior to such expiry or termination.

31.	CONSEQUENCES OF TERMINATION

31.1	Immediately after the effective date of termination:

A)	ChemPartner shall promptly return to GSK or dispose of in accordance with the GSK’s instructions all GSK INFORMATION, and other DATA and documents (including GSK’s customers’ details) and copies of them disclosed or supplied to ChemPartner pursuant to or in relation to this AGREEMENT and shall certify in writing to GSK when the same has been completed;

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

B)	ChemPartner shall ensure that any GSK PATENTS, GSK INTELLECTUAL PROPERTY RIGHTS to which GSK is entitled are dealt with in accordance with Clause 14 of this AGREEMENT; and

C)	ChemPartner shall promptly return the EXCESS MATERIALS to GSK in good order and condition (save for normal wear and tear) at GSK’s expense, unless the termination has been a result of a breach of this AGREEMENT by ChemPartner.

D)	ChemPartner shall co-operate with GSK and/or any THIRD PARTY of the OS appointed by GSK in ensuring the smooth handover and continued running of the OS during such handover and in particular the ChemPartner shall render such assistance to GSK and/or the THIRD PARTY as GSK may reasonably request, and in accordance with Clause 32.

31.2	Upon termination of this AGREEMENT (for whatever cause):

A)	Any provisions which expressly or by necessary implication are intended to come into or remain in force on or after termination shall continue in full force and effect;

B)	Any rights or obligations to which any of the PARTIES to this AGREEMENT may be entitled or be subject before its termination shall remain in full force and effect, and;

C)	Termination shall not affect or prejudice any right to damages or other remedy which either PARTY may have in respect of the event giving rise to the termination or any other right to damages or other remedy which either PARTY may have in respect of any breach of this AGREEMENT which existed at or before the date of termination.

31.3	Upon termination (for whatever reason) ChemPartner shall recover as its sole remedy: (i) payment for the OS completed as per the AGREEMENT and not previously paid for at the applicable FEES and (ii) any expenses in connection therewith which are reimbursable under the terms of this AGREEMENT and are, at the date of receipt of notice of such termination, already committed and non-cancellable, subject to ChemPartner producing documentary evidence of such expenditure and by giving GSK (or its nominated representative) full and complete access to all books and records that relate to such costs and expenses incurred in the provision of the OS.

31.4	In the event of GSK requesting ChemPartner to conduct any REWORKS, as provided in Clause 10.1.4. Such REWORKS shall be without prejudice to any right to damages or other remedy which GSK may have in respect of the event giving rise to the REWORKS. ChemPartner shall be responsible for all reasonable transition costs incurred by GSK in the move of the OS to a THIRD PARTY. In all other cases, transition costs shall be borne by GSK.

31.5	In the event of a removal of the OS, as provided in Clause 10.2, GSK will recover from ChemPartner the FEES charged for the OS that are been removed, as detailed in Clause 10.2.2. Such removal shall be without prejudice to any right to damages or other remedy which GSK may have in respect of the event giving rise to the removal of the OS. ChemPartner shall be responsible for all reasonable transition costs incurred by GSK in the move of the OS to a THIRD PARTY. In all other cases, transition costs shall be borne by GSK.

32.	ASSISTANCE

32.1	ChemPartner will provide certain services to GSK (collectively, the “ASSISTANCE SERVICES”) to timely, efficiently and without interruption transfer the control and responsibility for all the OS previously performed by ChemPartner to a THIRD PARTY appointed by GSK, or during the replacement of a ChemPartner EMPLOYEE.

32.2	In the event of the replacement of a ChemPartner EMPLOYEES, as part of the ASSISTANCE SERVICES, ChemPartner shall fully cooperate with GSK in order to transfer the necessary knowledge for the performance of the OS to the new ChemPartner EMPLOYEE, so as to mitigate any reduction in the productivity.

32.3	As part of the ASSISTANCE SERVICES, ChemPartner shall fully cooperate with and work in good faith with the THIRD PARTY assigned by GSK, to:

A)	assist GSK in developing a written transition plan for the transition of the OS to the THIRD PARTY appointed by GSK;

B)	catalogue all SOFTWARE, DATA, EQUIPMENT, IT EQUIPMENT and MATERIALS used to provide the OS;

C)	assist in the execution of DATA migration and testing process until the transition to the THIRD PARTY has been successfully completed;

D)	return to GSK all EXCESS MATERIALS;

E)	return all pLNBs and/or EQUIPMENT and/or IT EQUIPMENT and/or GSK SOFTWARE provided by GSK;

F)	provide other technical assistance as requested by GSK.

33.	PERMITS

33.1	ChemPartner shall obtain, maintain and pay for all permits, certificates, governmental fees and licenses necessary for the execution of the OS hereunder in the People’s Republic of China and shall obtain all required inspections, registrations, authorisations and approvals prior to commencement of performance of such OS.

33.2	GSK shall be responsible for obtaining any necessary import licenses or permits necessary for the entry of the MATERIALS supplied by GSK into the People’s Republic of China and their delivery to the SITE. GSK shall be solely responsible for any and all customs duties, clearance charges, taxes, brokers’ fees and other amounts payable in connection with the importation and delivery of the MATERIALS supplied by GSK to the SITE.

34.	COMPLIANCE WITH LAW AND REGULATIONS

34.1	Each PARTY shall perform its obligations under this AGREEMENT in a manner that complies with all applicable laws in relation to, or otherwise relevant to, its obligations under this AGREEMENT and shall promptly notify the other PARTY if it receives a written allegation of non-compliance with any such law by any person which relates to its performance of such obligations.

34.2	Both PARTIES expressly agree that this AGREEMENT is the result of arms-length negotiations, and that neither PARTY has entered into this AGREEMENT with a corrupt motive to obtain or retain business or to secure an unfair business advantage.

34.3	Both PARTIES hereby warrant and undertake that they shall at all material times keep and maintain accurate and up to date accounting records to ensure that all transactions relating to this AGREEMENT are sufficiently documented.

34.4	Both PARTIES hereby warrant that they will keep each other informed about any regulatory changes that may have an impact in the provision of the OS.

35.	ANTI-CORRUPTION, ANTI MONEY LAUNDERING AND TRADE SANCTIONS

35.1	ChemPartner and GSK each agree and undertake to the other that in connection with this AGREEMENT and the transactions contemplated by this AGREEMENT, each PARTY will comply with all applicable anti-corruption, anti-bribery and anti-money laundering laws and related rules and regulations, decrees and/or official government orders of (i) the United Kingdom, including, without limitation, the Public Bodies Corrupt Practices Act 1889, the Prevention of Corruption Act 1906 and the Prevention of Corruption Act 1916; (ii) the United States, including, without limitation, the Foreign Corrupt Practices Act 1977; (iii) People’s Republic of China, including, without limitation, Chapter III and Chapter VIII of Criminal Law, the Law of People’s Republic of China on Anti-money Laundering; (iv) all other applicable anti-corruption, anti-bribery and anti-money laundering laws and related rules and regulations, decrees and/or official government orders, including, without limitation, local laws implementing the OECD Convention on Combating Bribery in International Business Transactions (together “GOOD CITIZEN LAWS”).

35.2	ChemPartner agrees and undertakes that it and each of its affiliates and sub-contractors and their respective directors, officers, employees, agents and representatives has not, in connection with the transactions contemplated by this AGREEMENT or in connection with any other business transactions involving GSK, made, offered, or promised to make, and will not make, offer, or promise to make or authorise any payment or other transfer of anything of value, including without limitation any portion of the compensation, commission, or reimbursement received under this AGREEMENT or the provision of any service, gift, or entertainment, directly or indirectly to any person or entity for the purpose of obtaining or influencing actions or decisions, or securing any improper advantage, or improperly inducing any other party to show favour or disfavour, or engage in any act or transaction in violation of any applicable anti-corruption, anti-bribery and anti-money laundering laws and related rules and regulations.

35.3	ChemPartner agrees and undertakes that in connection with this AGREEMENT and in connection with any other business transactions involving GSK, ChemPartner and each of its affiliates, ChemPartners, and sub-contractor will have in force effective controls and procedures to ensure that any violations of all applicable anti-corruption, anti-bribery and anti-money laundering laws and related rules and regulations are prevented, detected and/or deterred.

35.4	ChemPartner expressly represents and warrants that any funds or property received from GSK or provided to GSK in connection with this AGREEMENT or any transactions performed in connection herewith shall not be transferred to or from any RESTRICTED PERSON or contrary to any applicable laws, including but not limited to anti-corruption, anti-bribery and anti-money laundering laws and related rules and regulations.

35.5	For purposes of this Clause 35.4 a “RESTRICTED PERSON” is any person who is identified from time to time by any government or legal authority under applicable trade sanctions, export controls, anti-money laundering, non-proliferation, anti-terrorism and similar laws (together “Trade Restrictions”) as a person with whom trade or financial dealings and transactions by GSK and/or its affiliates are prohibited or restricted, including but not limited to:

A)	persons designated on the United Nations lists of persons subject to sanctions;

B)	the Bank of England and European Union Consolidated Lists of Financial Sanctions Targets;

C)	the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC) List of Specially Designated Nationals and Other Blocked Persons (including terrorists and narcotics traffickers);

D)	the U.S. Department of State’s lists of persons subject to non-proliferation sanctions;

E)	The U.S. Department of Commerce’s Denied Parties List, Entity List, Unverified List, General Order 3 to Part 732 List;

F)	persons and entities subject to Special Measures regulations under Section 311 of the USA PATRIOT Act and the Bank Secrecy Act and its regulations; and

G)	relevant equivalent restricted party listings maintained by other relevant jurisdictions.

35.6	ChemPartner represents and warrants to GSK that:

A)	ChemPartner, its directors, executive officers, senior management, employees, agents, shareholders, persons having a controlling interest in ChemPartner, or its affiliates are not a RESTRICTED PERSON or, to ChemPartner’s actual or constructive knowledge, otherwise the target of any Trade Restrictions.

B)	ChemPartner is qualified and competent to perform and discharge its duties under this AGREEMENT and that, to the extent required by applicable laws, regulations or administrative requirements, ChemPartner has obtained such licences or completed such registrations as may be necessary or required to perform its duties set out in this AGREEMENT.

35.7	ChemPartner confirms that it and its directors, officers, employees, agents and representatives are aware of and understand the provisions of any applicable anti-corruption, anti-bribery and anti-money laundering laws and related rules and regulations.

35.8	In the event that GSK in good faith believes that the ChemPartner may not be in compliance with the undertakings and/or requirements set out in Clauses 35.1, 35.2, 35.3, 35.4, 35.5, 35.6 and 35.7 of this AGREEMENT, GSK may advise ChemPartner in writing of its good faith belief and ChemPartner agrees that in such circumstances it shall co-operate fully with any and all enquiries made by or on behalf of GSK as to any such matter, including providing all such documentation and other information as GSK may request.

35.9	Without prejudice to any rights or remedies GSK may have under the AGREEMENT or at law (including, as applicable, the right to damages for breach of contract), GSK shall have the right to terminate the AGREEMENT or cancel an SOW and/or a RESEARCH AGREEMENT with immediate effect in the event that GSK reasonably believes that ChemPartner has acted in breach of any applicable anti-corruption, anti-bribery or anti-money laundering laws and related rules and regulations or has otherwise acted in breach of Clause 35 of this AGREEMENT.

36.	GOVERNING LAW AND ALTERNATIVE DISPUTE RESOLUTION

36.1	This Agreement shall be governed and interpreted in accordance with English Law.

36.2	Save for proceedings where equitable remedies are claimed or where urgent interim or interlocutory orders are claimed, and save for proceedings relating to the enforcement of the foregoing remedies or orders or any arbitral awards arising pursuant to this provision or in the case of GSK, any claim for the payment of a liquidated sum, all disputes, controversy or claim arising from or in connection with this Agreement, including any question regarding its existence, validity or termination, must be submitted to the International Chamber of Commerce (“ICC”), to be settled by arbitration under the United Nations Commission on International Trade Law Arbitration Rules in accordance with the ICC Rules of Conciliation and Arbitration in force as at the date of this AGREEMENT. The seat of the arbitration will be London and the arbitration will take place at the ICC. There will be three arbitrators. The appointing authority is the ICC. The arbitration proceedings will be conducted in English. The award of the arbitration tribunal will be final and binding. By agreeing to arbitration under this Clause, the PARTIES irrevocably waive their right to any form of appeal, review or recourse to any state or court or their judicial authority, insofar as this waiver can be validly given. Judgment on any award may be entered in any court of competent jurisdiction. Any PARTY has the right to seek interim injunctive relief; provisional rulings or other interim relief from a court of competent jurisdiction, both before and after the arbitral tribunal has been appointed, at any time up until the arbitral tribunal has made its final award. The costs of arbitration must be borne by the losing party, unless otherwise decided by the arbitration award.

36.3	GSK and ChemPartner shall continue to perform their respective obligations under this AGREEMENT pending the resolution of a dispute, provided that nothing in this Clause prevents or restricts a PARTY from lawfully exercising any of its termination rights pursuant to Clause 30 at any time.

If for good reason GSK disputes any invoice in whole or in part it will promptly notify ChemPartner of the reason for the dispute and both PARTIES will refer to the Outsourced Services Management Board (“OSMB”) for resolution.

37.	GENERAL PROVISIONS

37.1	ASSIGNMENT

A)	ChemPartner shall not assign or otherwise transfer to any person, or declare a trust in respect of, any of its rights or obligations under this AGREEMENT without obtaining GSK’s prior written approval.

B)	Any permitted assignee shall assume all obligations of its assignor under this AGREEMENT. No assignment shall relieve any PARTY of responsibility for the performance of any accrued duties and obligation which such PARTY has acquired hereunder.

37.2	PRIOR AGREEMENTS – AMENDMENTS

A)	The PARTIES agree that their previous agreement entered between GSK and ChemPartner on January 1, 2007 regarding the Master agreement for the Outsourcing of Services (“Master Agreement”) for the provision of chemistry services is hereby terminated and replaced in its entirety by this AGREEMENT. This AGREEMENT cancels and replaces any written agreement and/or similar agreement in force or signed previously by the PARTIES (or their predecessors or AFFILIATES).

B)	Notwithstanding the above, all the SOW(s), PROJECT FORM(s) and/or STUDY PROTOCOL(s) that until the EFFECTIVE DATE have been executed by the Parties under the Master Agreement are hereby ratified, confirmed and reaffirmed in all respects. For the avoidance of any doubt, the following SOWs, PROJECT FORM(s) and/or STUDY PROTOCOLS(s) shall be subject to this Agreement:

2009/10 - ChemPartner SoW 1 - MDR – US

2009/10 - ChemPartner SoW 2 - R&D China – China

2009/10 - ChemPartner SoW 3 - ID - US + Amendment

AMENDMENT - 2009/10 - ChemPartner SoW 3 - ID – US

2009/10 - ChemPartner SoW 4 - MP – US

2009/10 - ChemPartner SoW 5 - MP – US

2009/10 - ChemPartner SoW 6 – NS – UK

AMENDMENT - 2009/10 - ChemPartner SoW 6 - NS – UK

AMENDMENT - 2009/10 - ChemPartner SoW 6 - NS – UK

2009/10 - ChemPartner SoW 7 - NS – Italy

2009/10 - ChemPartner SoW 8 - NS – Italy

2009/10 - ChemPartner SoW 9 - NS - UK + Amendment

AMENDMENT - 2009/10 - ChemPartner SoW 9 - NS – UK

AMENDMENT - 2009/10 - ChemPartner SoW 9 - NS – UK

AMENDMENT - 2009/10 - ChemPartner SoW 9 - NS – UK

2009/10 - ChemPartner SoW 10 - NS – UK

2009/10 - ChemPartner SoW 11 - R – UK

2009/10 - ChemPartner SoW 12 - Onco – US

2009/10 - ChemPartner SoW 13 - NS - UK

2009/10 - ChemPartner SoW 14 - NS - UK

2009/10 - ChemPartner SoW 15 - NS – UK

C)	This AGREEMENT may only be amended upon the written agreement of the PARTIES.

37.3	ENTIRE AGREEMENT

A)	This AGREEMENT together with all SOWs and RESEARCH AGREEMENTS contains all the terms agreed between the PARTIES regarding its subject matter and supersedes any prior agreement, understanding or arrangement between the PARTIES, whether oral or in writing. No representation, undertaking or promise shall be taken to have been given or be implied from anything said or written in negotiations between the PARTIES prior to this AGREEMENT except as expressly stated in this AGREEMENT. Neither PARTY shall have any remedy in respect of any untrue statement made by the other upon which that PARTY relied in entering into this AGREEMENT (unless such untrue statement was made fraudulently) and that PARTY’s only remedies shall be for breach of contract as provided in this AGREEMENT.

37.4	CUMULATIVE RIGHTS AND WAIVER

A)	The rights and remedies provided in this AGREEMENT and all other rights and remedies available to either PARTY at law or in equity are, to the extent permitted by law, cumulative and not exclusive of any other right or remedy now or hereafter available at law or in equity. Neither asserting a right nor employing a remedy shall preclude the concurrent assertion of any other right or employment of any other remedy, nor shall the failure to assert any right or remedy constitute a waiver of that right or remedy.

B)	A PARTY’s failure to enforce, at any time or for any period of time, any provision of this AGREEMENT, or to exercise any right or remedy shall not constitute a waiver of that provision, right or remedy or prevent such PARTY from enforcing any or all provisions of this AGREEMENT and exercising any rights or remedies.

37.5	COSTS

A)	Each PARTY to this AGREEMENT shall pay its own costs of and incidental to the negotiation, preparation, execution and carrying into effect of this AGREEMENT including if applicable, notification and/or registration of this AGREEMENT and of any related documents or instruments to any competent authorities.

B)	ChemPartner shall be solely responsible for and shall duly pay any stamp duty or similar taxes arising in connection with this AGREEMENT, in compliance with applicable regulations of the People’s Republic of China.

37.6	SEVERABILITY

A)	The provisions of this AGREEMENT are severable, and the unenforceability of any provision of this AGREEMENT shall not affect the enforceability of the remainder of this AGREEMENT. The PARTIES acknowledge that it is their intention that if any provision of this AGREEMENT is determined by a court to be unenforceable as drafted, that provision should be construed in a manner designed to effectuate the purpose of that provision to the greatest extent possible under applicable law.

37.7	PUBLICITY

A)	Neither PARTY shall, without the express prior written approval of the other PARTIES, use in any manner the name, trade name, logo, or trademark of such other PARTY.

B)	Except as otherwise provided herein in Clause 15, ChemPartner shall not publicly disclose or issue press releases concerning this AGREEMENT or facts relating to it, except with the express prior written consent of GSK. ChemPartner shall keep the existence, the terms of and the conditions covered by this AGREEMENT confidential and shall not disclose such information to any other THIRD PARTY without the prior written consent of GSK.

37.8	FORCE MAJEURE

A)	Any delay in the performance of any of the duties or obligations of either PARTY hereto shall not be considered a breach of this AGREEMENT and the time required for performance shall be extended for a period equal to the period of such delay, provided that such delay has been caused by or is the result of any acts of God, acts of the public enemy, insurrections, riots, fires, explosions, floods beyond the control and without the fault or negligence of the party so affected (“FORCE MAJEURE EVENT”)

B)	Upon the occurrence of a FORCE MAJEURE EVENT, the defaulting PARTY shall:

(i)	promptly notify in writing the other PARTY of the occurrence of the FORCE MAJEURE EVENT, describing the circumstances causing such delay of performance to a reasonable level of detail, and giving an estimate of when performance will recommence; and

(ii)	use COMMERCIALLY REASONABLE EFFORTS to perform (or recommence performing) its obligations as soon as, and to the extent, possible, including through the use of alternative sources, workarounds and implementing the BUSINESS CONTINUITY PLAN.

C)	If the FORCE MAJEURE EVENT continues for thirty (30) days following notification, the PARTY not affected by the FORCE MAJEURE EVENT may terminate this AGREEMENT or cancel the affected SOW or RESEARCH AGREEMENT by giving not less than ten (10) days prior notice to the other PARTY.

D)	During the FORCE MAJEURE EVENT, the PARTIES shall meet and discuss in good faith any amendments to this AGREEMENT to permit the defaulting PARTY to comply with its obligations under this AGREEMENT. If a FORCE MAJEURE EVENT causes ChemPartner to allocate limited resources between or among ChemPartner’s customers, ChemPartner shall give GSK equal priority with any other customer of ChemPartner, except where otherwise agreed by the PARTIES in the BUSINESS CONTINUITY PLAN.

E)	ChemPartner shall not have the right to any additional payments from GSK as a result of any FORCE MAJEURE EVENT or the performance of its obligations under this Clause, but shall be entitled to payment for the OS received by GSK up to the date of the FORCE MAJEURE EVENT. Nothing in this AGREEMENT shall require GSK to pay for OS not received.

37.9	COUNTERPARTS

A)	This AGREEMENT may be executed and delivered in one or more counterparts, and by the different PARTIES hereto in separate counterparts each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same AGREEMENT.

37.10	RELATIONSHIP OF THE PARTIES

A)	Nothing contained in this AGREEMENT shall be construed to constitute GSK, on the one hand, or ChemPartner, on the other hand, as a partner or agent of the other PARTY or to create any other form of legal association that would impose liability upon GSK, on the one hand, or ChemPartner on the other hand, for the act or omission of the other PARTY or provide GSK, on the one hand, or ChemPartner, on the other hand, with the right, power, or authority to create or impose any duty or obligation on the other PARTY. Each PARTY shall remain an independent and shall act on its own name and for its own account.

B)	No amounts payable by GSK under this AGREEMENT, a SOW and/or a RESEARCH AGREEMENT shall be considered to be a salary payment to a ChemPartner EMPLOYEE, including for pension and incentive compensation purposes. ChemPartner shall bear all responsibility and liability for payment of all compensation to ChemPartner EMPLOYEES.

37.11	NOTICES

A)	All notices hereunder shall be delivered as follows: (a) personally; (b) by facsimile and confirmed by first class mail (postage prepaid); (c) by registered or certified mail (postage prepaid); or (d) by overnight courier service, to the following addresses of the respective PARTIES:

If to GSK:	With copy to:

Attention: * Address: *	Attention: Ms. Elizabeth Planell R&D Legal Operations GlaxoSmithKline 980 Great West Road Brentford Middlesex TW8 9GS; and

Tel: * Fax: * Email: *	Tel. +44 (0) 20 8047 2837 Fax. +44 (0) 20 8047 6897/6898 Email: Elizabeth.x.planell@gsk.com

If to ChemPartner:	With copy to:

Michel Hui Address: No.5 Building, 998 Hailei Road, Zhangjiang Hi-Tech Park Pudong New Area, 201203 Shanghai, People’s Republic of China	Legal Department

Tel: 86-21-51320006 Fax: 86-21-51320110 Email: hui@chempartner.cn

B)	A notice given in accordance with this Clause 37.11 shall be deemed to be received:

(i)	if left at the recipient’s address during WORKING HOURS, on the date of delivery;

(ii)	if sent by prepaid registered post, ten (10) days after the date of posting;

(iii)	if sent by an express courier with a reliable system for tracking delivery, on the date of delivery to the recipient; or

(iv)	if sent by fax to the fax number specified in this AGREEMENT (as the same may be altered by notice given in accordance with this AGREEMENT) during WORKING HOURS or, if outside the WORKING HOURS of the recipient, the recipient’s next business day, upon production of a satisfactory transmission report by the fax machine which sent the fax, provided that a confirmation copy is sent by the PARTY giving notice in accordance with a method specified above.

37.12	HEADINGS AND CONSTRUCTIONS

A)	The headings and divisions of this AGREEMENT are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this AGREEMENT.

B)	Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). Unless otherwise stated, references to days shall mean calendar days. The term “including” as used herein shall mean including, without limiting the generality of any description preceding such term. The language of this AGREEMENT and any notice given hereunder shall be in English and no rule of strict construction shall be applied against either PARTY hereto.

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

37.13	NO OTHER COMPENSATION

A)	Each PARTY hereby agrees and acknowledges that the terms of this AGREEMENT fully define all consideration, compensation to be paid, granted or delivered to or by GSK in connection with the OS.

37.14	LANGUAGE

A)	In the event this AGREEMENT is translated into any other language than English, should a dispute arise as to the interpretation or construction of any of the terms of this AGREEMENT, then the English language version shall prevail. The costs of the translation shall be borne by ChemPartner.

IN WITNESS WHEREOF, the PARTIES hereto have caused this AGREEMENT to be executed by their respective duly authorized representatives as of the day of the EFFECTIVE DATE.

GlaxoSmithKline Research and Development Limited	Shanghai ChemPartner Co., Ltd.

/s/ *	/s/ Michael Hui
Name: *	Name: Michael Hui
Position: Discovery Outsourced Services	Position: CEO
Date: 23rd December, 2009	Date: Jan 19, 2010

China Gateway Life Science (Holding) Ltd. (HK)

/s/ Michael Hui
Name: Michael Hui
Position:
Date: Jan 19, 2010

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SCHEDULE 1

DISCOVERY OUTSOURCING SERVICES

1.	GENERAL INFORMATION

The DISCOVERY OUTSOURCED SERVICES (“DOS”) shall comprise of one or more of the following:

A.	FUNCTIONAL DOS:

DISCOVERY OUTSOURCED SERVICES Function	DISCOVERY OUTSOURCED	Description

Chemistry	*	*

Chemistry	*	*

Chemistry	*	*

Chemistry	*	*

Chemistry	*	*

Biology	*	*

Biology	*	*

DISCOVERY OUTSOURCED SERVICES Function	DISCOVERY OUTSOURCED	Description

Biology	*	*

Biology	*	*

B.	FLEXIBLE DISCOVERY OUTSOURCED SERVICES (“FDOS”):

FLEXIBLE DISCOVERY OUTSOURCED SERVICES	Description

Flexible Discovery Outsourced Services (“FDOS”)	• A combination of all the DOS above, or as specified by GSK on a PROJECT by PROJECT basis. • Intellectual input predominately driven by GSK.

C.	FULLY INTEGRATED SERVICES (“FIS”):

FULLY INTEGRATED SERVICES	Description

Fully Integrated Services (“FIS”)	• A combination of all the DOS above, or as specified by GSK on a PROGRAM by PROGRAM basis • Intellectual input predominately driven by ChemPartner.

1

The above mentioned list of DOS may be amended by GSK from time to time in writing.

The precise scope of the DOS will be agreed by the PARTIES on a PROJECT by PROJECT basis, and/or a PROGRAM by PROGRAM basis.

The PARTIES will document the provision of the OUTSOURCED SERVICES by means of a STATEMENT OF WORK (“SOW”) for each specific PROJECT or a RESEARCH AGREEMENT for each specific PROGRAM, as described below:

a.	For chemistry DOS, by means of a SOW and associated PROJECT FORM(s) (as attached in Section 2 and 3 of Schedule 2);

b.	For biology DOS, by means of a SOW and associated STUDY PROTOCOL(s) (as attached in Section 2 and 4 of Schedule 2);

c.	For FLEXIBLE DISCOVERY OUTSOURCED SERVICES, by means of a SOW and associated PROJECT FORM(s) and/or STUDY PROTOCOL(s) (as attached in Section 2, 2 and 4 of Schedule 2), as may be applicable;

d.	For FULLY INTEGRATED SERVICES, by means of a RESEARCH AGREEMENT (as attached in Schedule 3).

2

SCHEDULE 2

Statement of Work, Project Form and Study Protocol

1.	INTRODUCTION

1.1	Depending on the nature of the OUTSOURCED SERVICES, the following documents are required:

1.1.1	For chemistry OUTSOURCED SERVICES, by means of a SOW and a PROJECT FORM (as detailed in Section 2 and 3 of this Schedule).

1.1.2	For biology OUTSOURCED SERVICES OUTSOURCED SERVICES, by means of a SOW and a STUDY PROTOCOL (as detailed in Section 2 and 4 of Schedule).

1.1.3	For FLEXIBLE DISCOVERY OUTSOURCED SERVICES, by means of a SOW and associated PROJECT FORM(s) and/or STUDY PROTOCOL(s) (as detailed in Schedule 2), as applicable.

1.1.4	For FULLY INTEGRATED SERVICES, by means of a RESEARCH AGREEMENT (as attached in Schedule 3).

2.	STATEMENT OF WORK (“SOW”)

2.1	SOWs shall be completed for all OUTSOURCED SERVICES excluding FULLY INTEGRATED SERVICES.

2.2	Each SOW shall conform to the template set forth in this Section 2.

2.3	Each GSK BUSINESS UNIT shall define in each SOW the specific requirements relating to the OUTSOURCED SERVICES in any given CONTRACT YEAR (or part thereof).

2.4	GSK may at any time change the GSK DESIGNATED REPRESENTATIVE in the SOWs and will inform ChemPartner of such CHANGE in a timely manner. Likewise, at GSK’s discretion, GSK may request ChemPartner to CHANGE the ChemPartner DESIGNATED REPRESENTATIVE.

1

STATEMENT OF WORK TEMPLATE

STATEMENT OF WORK

This Statement of Work (“SOW”) numbered [INSERT SOW NUMBER] and dated [INSERT DATE] (“COMMENCEMENT DATE”) is made between [PLEASE INSERT APPROPRIATE GSK BUSINESS UNIT] (“GSK”), registered in [—], with offices located at [—] and [INSERT NAME OF ChemPartner], (“ChemPartner”), registered in [—], and having its principal business address at [—].

(GSK and ChemPartner are herein referred to each as a “PARTY” and, collectively, as the “PARTIES”).

1.	BACKGROUND

A)

This SOW is subject to the provisions of the Global Research and Development Outsourced Services Agreement (“AGREEMENT”) made by and between GLAXOSMITHKLINE RESEARCH AND DEVELOPMENT LIMITED, registered in England and Wales under company number 835139 and having its registered office at 980 Great West Road, Brentford, Middlesex TW8 9GS, United Kingdom and SHANGHAI CHEMPARTNER Co., Ltd., registered in China, and having its principal business address at No.5 Building, 998 Hailei Road, Zhangjiang Hi-Tech Park Pudong New Area, 201203 Shanghai, People’s Republic of China as well as its holding company China Gateway Life Science (holding) Ltd. (HK) registered in 3/F,Shun Feng International Centre 182 Queen’s Road East, Hong Kong, having an EFFECTIVE DATE of 23rd December, 2009.

B)	The defined terms as used in this SOW (including any associated PROJECT FORM(s) and/or STUDY PROTOCOL) shall unless otherwise defined herein, have attributed to them the same meanings, as set out in the AGREEMENT.

C)	For what is not expressly regulated in this SOW, the PARTIES shall refer to the terms and conditions agreed in the AGREEMENT.

D)	The following shall apply in this SOW and to the respective PROJECT FORM(s) and/or STUDY PROTOCOL(s):

SOW REFERENCE NUMBER:
SOW COMMENCEMENT DATE:	[PLEASE INSERT DATE]
SOW END DATE:	[PLEASE INSERT DATE]

2.	OUTSOURCED SERVICES [PLEASE TICK ONE OR MORE BOXES AS APPROPRIATE]

ChemPartner will provide GSK the following OUTSOURCED SERVICES:

1

FUNCTIONAL CHEMISTRY OUTSOURCED SERVICES

*	☐

*	☐

*	☐

*	☐

FUNCTIONAL BIOLOGY OUTSOURCED SERVICES

*	☐

*	☐

*	☐

*	☐

*	☐

FLEXIBLE DISCOVERY OUTSOURCED SERVICES

[PLEASE INSERT]	☐

[PLEASE INSERT]	☐

[PLEASE INSERT]	☐

[PLEASE INSERT]	☐

[PLEASE INSERT]	☐

All the above (FUNCTIONAL CHEMISTRY/BIOLOGY OUTSOURCED SERVICES)	☐

2.1	Specific REQUIREMENTS for the OUTSOURCED SERVICES: [PLEASE AMEND OR DELETE AS APPROPRIATE]

•	*

•	*

•	*

•	*

•	*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

2

The OUTSOURCED SERVICES required for each PROJECT under this SOW will be detailed in a PROJECT FORM(s) and/or a STUDY PROTOCOL(s) (as appropriate) signed by both PARTIES, as attached hereto to this SOW.

3.	COLLABORATION OPERATING MODEL [TICK AS APPROPRIATE]

ChemPartner EMPLOYEEs BASED	☐

FUNCTIONAL CHEMISTRY OUTSOURCED SERVICES	☐

FUNCTIONAL BIOLOGY OUTSOURCED SERVICES	☐

FLEXIBLE DISCOVERY OUTSOURCED SERVICES	☐

FEE-FOR-SERVICE BASED	☐

NUMBER OF ChemPartner EMPLOYEEs

FUNCTIONAL CHEMISTRY OUTSOURCED SERVICES	☐

FUNCTIONAL BIOLOGY OUTSOURCED SERVICES	☐

FLEXIBLE DISCOVERY OUTSOURCED SERVICES	☐

TOTAL NUMBER OF ChemPartner EMPLOYEES	☐

4.	MANAGEMENT AND COMMUNICATION

4.1	MANAGEMENT

•	The PARTIES may appoint one or more Scientific Operation Teams (“SOTs”) in order to manage the OUTSOURCED SERVICES.

•	Each SOT shall comprise of a group leader (“GROUP LEADER”), a team leader (“TEAM LEADER”) (as appropriate) and a group of [•] ChemPartner EMPLOYEES working on this SOW and associated PROJECTS.

•

Subject to prior written approval by GSK, ChemPartner will appoint a GROUP LEADER and a TEAM LEADER/s (as appropriate) to manage this SOW and associated PROJECTS. ChemPartner will appoint a back-up GROUP LEADER.

•	The GROUP LEADER shall be accountable for the compliance of each member of the SOTs working in a PROJECT, as detailed in Section 5 below.

•

The GROUP LEADER shall have (including but not limited) a duty of care and responsibility regarding the compliance of the member of SOTs with regards to GSK instructions on DATA management and recording in each PROJECT, as described in Schedule 13 and Schedule 14.

3

4.2	COMMUNICATION [AMEND OR DELETE AS APPROPRIATE]

•	The GROUP LEADER will coordinate this SOW and associated PROJECTS and liaise with the GSK DESIGNATED REPRESENTATIVE and other GSK contacts as may be notified from time to time.

•

The GROUP LEADER and/or TEAM LEADER will organize regular communication on the progress of the implementation and execution of this SOW and associated PROJECT FORM(s) (e.g. fortnightly teleconferences or electronic reports by secure transmission or by hard-copy as required). The GROUP LEADER will ensure that the TEAM LEADER and other ChemPartner EMPLOYEES involved in the relevant PROJECT are part of such communications.

•

The above communications will be captured in minutes. The PARTIES will agree in advance which PARTY is responsible for drafting the minutes. A copy of said minutes will be distributed by the responsible PARTY to the other.

5.	DELIVERABLES [GSK TO INSERT DELIVERABLES AND OTHER REQUIREMENTS. DELETE OR AMEND AS APPROPRIATE]

5.1	GENERAL REQUIREMENTS

•	*

•	*

•	*

•	*

•	*

In the event ChemPartner believe that the agreed timelines are not going to be achieved, ChemPartner shall immediately contact the GSK DESIGNATED REPRESENTATIVE, in order to re-assess the timelines and/or allocate the OUTSOURCED SERVICES to a THIRD PARTY, at GSK discretion and in accordance with Clause 5 of the AGREEMENT.

5.2	PERFORMANCE MEASUREMENTS [AMEND OR DELETE AS APPROPRIATE]

ChemPartner shall comply with the below minimum requirements:

5.2.1	STABILITY TESTS [AMEND OR DELETE AS APPROPRIATE]

•	Stability tests to be carried out on no more that * diverse samples using GSK’s defined protocols.

•	If stability issues arise this will mean that all further work in relation to this SOW will be put on hold until a go / no-go decision has been made by GSK.

5.2.2	QUALITY [AMEND OR DELETE AS APPROPRIATE]

•	*

•	*

•	*

•	*

•	*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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5.2.3	PERFORMANCE MEASUREMENT [AMEND OR DELETE AS APPROPRIATE]

•	Overall performance will be judged on the ability to deliver in accordance with:

•	the criteria set out above regarding stability and quality; and

•	the quantity and timeliness set out in this SOW and/or a PROJECT FORM(s) and/or a STUDY PROTOCOL(s) (as appropriate): and

•	the PERFORMANCE METRICS, as described in Section 2.2.1 and 2.2.2 of Schedule 6; and

•	the QUALITATIVE FEEDBACK, as defined in Section 3 of Schedule 6; and

•	[the GSK DELIVERABLES MATRIX, as set out in Schedule 7 (as agreed by the PARTIES)]; and

•	[any additional criteria that GSK may decide to establish from time to time, hereto attached as Appendix 1 to this SOW.]

6.	DATA integrity and DATA recording

ChemPartner must ensure that all work on each PROJECT is recorded in GSK paper laboratory notebooks (pLNBs), with cross referencing to supplementary DATA, as agreed between the PARTIES.

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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[If eLNB are used, please use the following: “ChemPartner must ensure that all work on each PROJECT is recorded in electronic laboratory notebooks (eLBNs) 1, with cross referencing to supplementary DATA, as agreed between the PARTIES.]

All DATA arising out of or in connection with the PROJECT(s) shall comply with the good DATA integrity practices as detailed in Appendix 1 of Schedule 14 and shall be recorded in accordance with the processes detailed in Schedule 14.

All DATA arising out of or in connection with the PROJECT(s) shall comply with the record keeping and record retention periods as agreed in Clause 19 of the AGREEMENT and in Schedule 13.

7.	REPORTS [AMEND OR DELETE AS APPROPRIATE]

Every [•] during the duration of this SOW, the GROUP LEADER shall provide the GSK DESIGNATED REPRESENTATIVE with a written detailed report summarising the ChemPartner’s work and DELIVERABLES to date under this SOW.

The reports and any results arising from the provision of the OUTSOURCED SERVICES under this SOW shall be deemed to be CONFIDENTIAL and exclusively owned by GSK (in accordance with Clause 14, and Clause 15 of the AGREEMENT).

8.	PRIORITISATION [AMEND OR DELETE AS APPROPRIATE]

[GSK to give clear guidance on the prioritization of all OUTSOURCED SERVICES].

The prioritisation of the OUTSOURCED SERVICES may be changed at any time by GSK.

9.	DELIVERY FORMAT

[GSK TO INCLUDE DETAILS AS APPROPRIATE]

10.	DELIVERY ADDRESS

[GSK TO INCLUDE DETAILS AS APPROPRIATE]

11.	MATERIALS AND SHIPMENT

11.1	MATERIALS

GSK may, if required, supply appropriate BIOLOGICAL ADDITIONAL MATERIALS and/or CHEMISTRY ADDITIONAL MATERIALS to ChemPartner.

For BIOLOGICAL ADDITIONAL MATERIALS and/or CHEMISTRY ADDITIONAL MATERIALS, the PARTIES will refer to Clause 12 of the AGREEMENT.

MATERIALS may be proprietary and should not be used by ChemPartner for any other purpose other than for conducting a GSK PROJECT(s). Any EXCESS MATERIALS or intermediates derived from the MATERIALS may be required to be returned to GSK at the completion of a PROJECT(s) at no extra charge for GSK.

11.2	SHIPMENT [AMEND OR DELETE AS APPROPRIATE]

•

Where applicable, all MATERIALS must be shipped according to the UN recommendations on the transport of dangerous goods model regulations or mode specific regulation if more restrictive, and in accordance with the respective Material Transfer Agreement, as detailed in Schedule 8 of the AGREEMENT.

[1]	Note that when using eLNBs for recording the DATA, the business rules attached as Appendix 2 to Schedule 14 will apply.

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•	The Material Transfer Agreement will include reference to the SOW and respective PROJECT FORM and/or STUDY PROTOCOL under which the MATERIALS are shipped.

•	Reputable couriers must be used for all shipments and GSK preferred suppliers must be used unless otherwise agreed in writing with GSK.

•	Delivery must be made to the delivery address identified in Section 9 above.

•	All legal / customs requirements pertaining to the labelling, packaging, dispatch and delivery of COMPOUNDS must be fulfilled by ChemPartner.

12.	RECOGNITION SCHEME

Are ChemPartner EMPLOYEES working on the PROJECT/s set out in this SOW entitled to benefit from the GSK RECOGNITION SCHEME, in accordance with Schedule 17 of the AGREEMENT?

Yes	☐	No	☐

13.	COMPENSATION [AMEND AS APPROPRIATE]

ChemPartner will receive the total FEES as follows:

TOTAL FEES FOR OUTSOURCED SERVICES

Purchase Order Number for OUTSOURCED SERVICES

Purchase Order Number for BIOLOGY ADDITIONAL MATERIALS and/or CHEMISTRY ADDITIONAL MATERIALS

Purchase Order Number for GSK RECOGNITION SCHEME

If the SOW is based on ChemPartner EMPLOYEEs; the total FEES will be the sum being calculated by the amount of ChemPartner EMPLOYEES supplied and multiplied by the agreed rates as set out in Schedule 4 of the AGREEMENT.

If the SOW is based on a Fee-for-Service basis; the total FEES will be determined either by:

a)	the rate or rates set out in Schedule 4, or

(b)	as agreed in writing between the PARTIES

There shall be no additional reimbursement of expenses incurred by ChemPartner, unless otherwise agreed in writing between the PARTIES.

14.	PARTIES REPRESENTATIVES [PLEASE FILL IN AS APPROPRIATE]

GSK Designated Representatives:

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	Person primarily responsible for accepting OUTSOURCED SERVICES and deliverables (may be changed anytime by GSK).	Person primarily responsible for contractual relationship under this SOW (may be changed anytime by GSK).
Name:
Position:
Mailing Address:
Telephone:
Facsimile:
E-mail:

ChemPartner Designated Representatives:

Person primarily responsible for furnishing
OUTSOURCED SERVICES and deliverables
(may be changed by ChemPartner only with
approval of the GSK contact person
responsible for accepting the OUTSOURCED
SERVICES and DELIVERABLES).

Person primarily responsible for contractual relationship under this SOW (may be changed anytime by ChemPartner, prior approval from GSK).
Name:
Position:
Mailing Address:
Telephone:
Facsimile:
E-mail:

15.	INCORPORATION OF AGREEMENT

The terms and conditions of the AGREEMENT are hereby incorporated by reference into and made a part of this SOW (including any relevant PROJECT FORM(s) and/or STUDY PROTOCOL(s)).

16.	ENTIRE AGREEMENT

This SOW (including any relevant PROJECT FORM(s) and/or STUDY PROTOCOL(s)), including the incorporated terms of the AGREEMENT, represents the entire and integrated agreement between ChemPartner and G S K and supersedes all prior negotiations, representations or agreements, either written or oral, regarding the PROJECT.

17.	NOTICES

All notices under this SOW and any relevant PROJECT FORM(s) and/or STUDY PROTOCOL(s) shall be sent by registered or certified mail, postage prepaid, or by overnight courier service. Notices pertaining to this SOW and any relevant PROJECT FORM(s) and/or STUDY PROTOCOL(s) shall be sent to:

	If to ChemPartner:	If to GSK
Name:
Position:
Mailing Address:
Telephone:
Facsimile:
E-mail:

18.	GOVERNING LAW AND ALTERNATIVE DISPUTE RESOLUTION[2]

This Agreement is governed by English law.

Any dispute, controversy or claim from or in connection with this SOW, including any question regarding its existence, validity or termination, must be submitted to Clause 36 of the AGREEMENT.

[2]	NOTE: In the event two Chinese companies, or GSK Singapore enter into an SOW, PROJECT FORM(s) and/or STUDY PROTOCOL(s), please consult with GSK Legal and the GSK LIASON LEAD before signature, as certain provisions need to be amended.

3

IN WITNESS WHEREOF, the PARTIES or their duly authorised, having read this SOW, sign it in duplicate counterparts and to one effect on the COMMENCEMENT DATE

[INSERT APPROPRIATE GSK BUSINESS UNIT]	[INSERT NAME OF ChemPartner]

Name:	Name:
Position:	Position:
Date:	Date:

4

3.	PROJECT FORM TEMPLATE

PROJECT FORM FOR CHEMISTRY OUTSOURCED SERVICES

This PROJECT FORM is entered into under the terms of a STATEMENT OF WORK (“SOW”) numbered [INSERT SOW NUMBER] and dated [INSERT DATE] (“COMMENCEMENT DATE”) and is made between [PLEASE INSERT APPROPRIATE GSK BUSINESS UNIT ] (“GSK”), registered in [—], with offices located at [—] and [INSERT NAME OF ChemPartner], (“ChemPartner”), registered in [—], and having its principal business address at [—].

(GSK and ChemPartner are herein referred to each as a “PARTY” and, collectively, as the “PARTIES”).

1.	BACKGROUND

A)

This PROJECT FORM is subject to the provisions of the Global Research and Development Outsourced Services Agreement (“AGREEMENT”) made by and between GLAXOSMITHKLINE RESEARCH AND DEVELOPMENT LIMITED, registered in England and Wales under company number 835139 and having its registered office at 980 Great West Road, Brentford, Middlesex TW8 9GS, United Kingdom and SHANGHAI CHEMPARTNER Co., Ltd., registered in China, and having its principal business address at No. 5 Building, 998 Hailei Road, Zhangjiang Hi-Tech Park Pudong New Area, 201203 Shanghai, People’s Republic of China as well as its holding company China Gateway Life Science (holding) Ltd. (HK) registered in 3/F, Shun Feng International Centre 182 Queen’s Road East, Hong Kong, having an EFFECTIVE DATE of 23rd December, 2009.

B)	The defined terms as used in this PROJECT FORM shall unless otherwise defined herein have attributed to them the same meanings as set out in the AGREEMENT.

C)	For what is not expressly regulated in this PROJECT FORM, the PARTIES shall refer to the terms and conditions agreed in the AGREEMENT.

D)	The following shall apply in this PROJECT FORM:

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(i)

PROJECT COMMENCEMENT DATE	[PLEASE INSERT]

GSK BUSINESS UNIT	[PLEASE INSERT]

PROJECT Title	[PLEASE INSERT]

Please provide estimated time of synthesis to prepare x g/mgs/μmols of the following COMPOUND(s)	[PLEASE INSERT]

ID Number (optional)	[PLEASE INSERT]

Chemistry Complexity (Refer to Section 2.2.1 (D) of Schedule 6)	[PLEASE INSERT]

(ii)	Chemical Structures [PLEASE INSERT]

(iii)	Suggested Route (if available) [PLEASE INSERT]

(iv)	Key References (if available) [PLEASE INSERT]

(v)	Required MATERIALS and CHEMISTRY ADDITIONAL MATERIALS [INCLUDE DESCRIPTION OF ANY MATERIALS BEING PROVIDED TO ChemPartner AND IDENTIFY WHETHER THEY ARE PROPRIETARY TO GSK OR NOT]

(vi)	Any additional terms and conditions [PLEASE INSERT]

IN WITNESS WHEREOF, the PARTIES or their duly authorised, having read this PROJECT FORM, sign it in duplicate counterparts and to one effect on the COMMENCEMENT DATE.

[INSERT APPROPRIATE GSK BUSINESS UNIT]	[INSERT NAME OF ChemPartner]

Name:	Name:
Position:	Position:
Date:	Date:

6

4.	STUDY PROTOCOL TEMPLATE FOR BIOLOGY AND DMPK OUTSOURCED SERVICES

STUDY PROTOCOL FOR BIOLOGY AND DMPK OUTSOURCED SERVICES

This STUDY PROTOCOL is entered into under the terms of a STATEMENT OF WORK (“SOW”) numbered [INSERT SOW NUMBER] and dated [INSERT DATE] (“COMMENCEMENT DATE”) and is made between [PLEASE INSERT APPROPRIATE GSK BUSINESS UNIT] (“GSK”), registered in [—], with offices located at [—] and [INSERT NAME OF ChemPartner], (“ChemPartner”), registered in [—], and having its principal business address at [—].

(GSK and ChemPartner are herein referred to each as a “PARTY” and, collectively, as the “PARTIES”).

1.	BACKGROUND

(I)

This STUDY PROTOCOL is subject to the provisions of the Global Research and Development Outsourced Services Agreement (“AGREEMENT”) made by and between GLAXOSMITHKLINE RESEARCH AND DEVELOPMENT LIMITED, registered in England and Wales under company number 835139 and having its registered office at 980 Great West Road, Brentford, Middlesex TW8 9GS, United Kingdom and SHANGHAI CHEMPARTNER Co., Ltd., registered in China, and having its principal business address at No. 5 Building, 998 Hailei Road, Zhangjiang Hi-Tech Park Pudong New Area, 201203 Shanghai, People’s Republic of China as well as its holding company China Gateway Life Science (holding) Ltd. (UK) registered in 3/F, Shun Feng International Centre 182 Queen’s Road East, Hong Kong, having an EFFECTIVE DATE of 23rd December, 2009.

(II)	The defined terms as used in this STUDY PROTOCOL shall unless otherwise defined herein have attributed to them the same meanings as set out in the AGREEMENT.

(III)	For what is not expressly regulated in this STUDY PROTOCOL, the PARTIES shall refer to the terms and conditions agreed in the AGREEMENT.

(IV)	The following shall apply in this STUDY PROTOCOL:

STUDY PROTOCOL reference

COMMENCEMENT DATE	[PLEASE INSERT]

GSK BUSINESS UNIT	[PLEASE INSERT]

STUDY PROTOCOL Title	[PLEASE INSERT]

ChemPartner shall comply with the guidelines for providing biological DATA on COMPOUNDS, as described in Section 7 of Schedule 16. [SHOULD THE GUIDELINES BE MORE SPECIFIC FROM THE ONES INDICATED IN SECTION 7 OF SCHEDULE 16, PLEASE SPECIFY]

2.	BIOLOGY OUTSOURCED SERVICES [PLEASE FILL IN AS APPROPRIATE]

(A)

7

*	[PLEASE INSERT]

1	[PLEASE INSERT]

*
[PLEASE INSERT]

*	[PLEASE INSERT]

*	[PLEASE INSERT]

(B)	Detail of REAGENTS to be generated and quality control criteria. To include information on any relevant methods, literature [PLEASE INSERT]

(C)	Detail of ASSAY or model to be established. To include information on method, REAGENTS and activity of pharmacological standards [PLEASE INSERT]

(D)	Detail of DATA analyses and quality control [PLEASE INSERT]

(E)	Required MATERIALS and BIOLOGY ADDITIONAL MATERIALS [INCLUDE DESCRIPTION OF ANY MATERIALS BEING PROVIDED TO ChemPartner AND IDENTIFY WHETHER THEY ARE PROPRIETARY TO GSK OR NOT]

(F)	Any additional terms and conditions [PLEASE INSERT]

3.	DMPK OUTSOURCED SERVICES [PLEASE FILL IN AS APPROPRIATE] LIFE PHASE:

(A)

*	[PLEASE INSERT]

*	[PLEASE INSERT]

*	[PLEASE INSERT]

*	[PLEASE INSERT]

*	[PLEASE INSERT]

*	[PLEASE INSERT]

*	[PLEASE INSERT]

(B)	Required MATERIALS and BIOLOGY ADDITIONAL MATERIALS [INCLUDE DESCRIPTION OF ANY MATERIALS BEING PROVIDED TO ChemPartner AND IDENTIFY WHETHER THEY ARE PROPRIETARY TO GSK OR NOT]

[1]

Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

8

(C)	Any additional terms and conditions [PLEASE INSERT]

IN WITNESS WHEREOF, the PARTIES or their duly authorised, having read this STUDY PROTOCOL, sign it in duplicate counterparts and to one effect on the COMMENCEMENT DATE.

[INSERT APPROPRIATE GSK BUSINESS UNIT]	[INSERT NAME OF ChemPartner]

Name:	Name:
Position:	Position:
Date:	Date:

9

SCHEDULE 3

RESEARCH AGREEMENT

Please note that the content of this document will vary on a PROGRAM-by-PROGRAM basis. Consequently should not be used as a definitive template. Contact GSK Legal and GSK LIASON LEAD for assistance.

RESEARCH AGREEMENT

This Research Agreement (“RESEARCH AGREEMENT”) is made as of [—], [—] (“COMMENCEMENT DATE”), by and between [PLEASE INSERT APPROPRIATE GSK BUSINESS UNIT] (“GSK”), registered in [—], with offices located at [—] and [INSERT NAME OF ChemPartner], (“ChemPartner”), registered in [—], and having its principal business address at [—].

GSK and ChemPartner may be referred to herein individually as a “PARTY” or collectively as the “PARTIES”.

WHEREAS:

I.

This RESEARCH AGREEMENT is subject to the provisions of the Global Research and Development Outsourced Services Agreement (“AGREEMENT”) made by and between GLAXOSMITHKLINE RESEARCH AND DEVELOPMENT LIMITED, registered in England and Wales under company number 835139 and having its registered office at 980 Great West Road, Brentford, Middlesex TW8 9GS, United Kingdom and SHANGHAI CHEMPARTNER Co., Ltd., registered in China, and having its principal business address at No. 5 Building, 998 Hailei Road, Zhangjiang Hi-Tech Park Pudong New Area, 201203 Shanghai, People’s Republic of China as well as its holding company China Gateway Life Science (holding) Ltd. (UK) registered in 3/F, Shun Feng International Centre 182 Queen’s Road East, Hong Kong, having an EFFECTIVE DATE of 23rd December, 2009.

II.	The Parties intend for this RESEARCH AGREEMENT to outline the execution of the FULLY INTEGRATED SERVICES (“FIS”) relating to the [INSERT NAME OF PROGRAM] (“PROGRAM”) of the GSK BUSINESS UNIT [PLEASE INSERT NAME OF GSK BUSINESS UNIT] (“ “)] to be conducted by ChemPartner.

III.	For the purposes of this RESEARCH AGREEMENT, the terms used shall have the same meaning as set forth in the AGREEMENT, unless otherwise specified herein.

IV.	For what is not expressly regulated in this RESEARCH AGREEMENT, the PARTIES shall refer to the terms and conditions agreed in the AGREEMENT.

NOW, THEREFORE, in consideration of the covenants and obligations expressed herein, the PARTIES agree as follows:

(A) DEFINITIONS [PLEASE INSERT DEFINITIONS THAT ARE NOT INCLUDED IN THE AGREEMENT OR SHALL HAVE A DIFFERENT MEANING FOR THE PROGRAM]

1

The following terms shall have the following meanings when used in this RESEARCH AGREEMENT:

“BACKUP COMPOUND”	means [—]

“CANDIDATE SELECTION”	means [—]

“FIELD”	means [—]

“GSK TARGET”	means [—]

“PRE-CANDIDATE”	means [—]

“MILESTONES”	means [—]

“PILOT PROJECT”	means [—]

“REGULATORY SUBMISSION”	means [—]

“RESEARCH TERM”	means [—]

“RIGHT OF FIRST NEGOTIATION”	means [—]

4.	SCOPE OF PROGRAM

4.1	The primary objective of this PROGRAM shall be the identification and development of [—].

4.2	GSK shall outline the characteristics and specific requirements of this PROGRAM, by means of a RESEARCH PLAN, as detailed in Annex 1.

4.3	The RESEARCH PLAN shall include research activities of [LEAD OPTIMISATION to PRE-CANDIDATE SELECTION]. The RESEARCH PLAN shall contain the following information:

(i)	RESEARCH PLAN, as described in Annex 1 and;

(ii)	Technical Operating Plan, as detailed in Annex 2

The PARTIES acknowledge that the primary focus of this PROGRAM will be on the GSK TARGET as determined by GSK. The LEAD OPTIMISATION activities will be novel / de novo, unless otherwise agreed in writing by GSK.

4.4	ChemPartner shall use COMMERCIALLY REASONABLE EFFORTS to conduct this PROGRAM in accordance with the RESEARCH PLAN, consistent with the goals stated therein. If either PARTY desires to amend or expand the RESEARCH PLAN, the PARTIES shall, upon reasonable notice of the proposed modification by the PARTY desiring the CHANGE, confer in good faith to determine the desirability of amendment. Any such amendment shall not be effective unless agreed in writing by the PARTIES.

5.	PROGRAM PERFORMANCE

5.1	ChemPartner’s performance will be judged on the ability to deliver the FIS against GSK TARGET of quantity, quality and timeliness as set out in Annex 1 and Annex 3. Inherent within this will be an assessment of ChemPartner’s ability to design novel target CANDIDATE molecules and the synthetic routes required to produce said molecules, using [Integrated Drug Discovery ODD - iterative medicinal chemistry, biochemistry, cell biology, selectivity ASSAYS, developability ASSAYS, DMPK studies, IN VIVO STUDIES] to drive the PROGRAM to identification of at least one successful “PRE-CANDIDATE SELECTION” COMPOUND within [—] years from the COMMENCEMENT DATE. [This effort will be conducted in full collaboration with [INSERT NAME OF GSK BUSINESS UNIT]

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5.2	The RESEARCH PLAN will be successful if the received COMPOUNDS are delivered according to the quality control and delivery timetable set out in Annex 1.

6.	TERM

6.1	The term of the PROGRAM shall begin on the COMMENCEMENT DATE and shall terminate as stated in the RESEARCH PLAN.

7.	FUNDING OF THE PROGRAM

In consideration for ChemPartner’s performance under the PROGRAM, GSK shall pay ChemPartner the FEES detailed in Annex 4.

8.	MANAGEMENT OF THE PROGRAM

8.1	PROGRAM TEAM

8.1.1	Creation of the PROGRAM TEAM

Within five (5) days of the date on which PARTIES agreed on the RESEARCH PLAN, the PARTIES will establish a program team (“PROGRAM TEAM”) for the PROGRAM, as detailed below.

The PROGRAM TEAM shall be created by ChemPartner and approved by the JOINT STEERING COMMITTEE (as described in Section 5 of Schedule 5 of the AGREEMENT), in accordance with the key requirements for the selection of the PROGRAM TEAM outline by GSK in the RESEARCH PLAN.

8.1.2	Composition of the PROGRAM TEAM

[TO BE AGREED BY THE PARTIES IN ACCORDANCE WITH THE NEEDS OF THE PROGRAM. SPECIFY REQUIRED QUALIFICATIONS FOR THE TEAM MEMBERS]

8.1.3	Meetings of the PROGRAM TEAM

[The PROGRAM TEAM shall meet with such frequency as GSK and ChemPartner shall mutually determine to be reasonable, but not less than on a quarterly basis either in person or by videoconference or teleconference.]

The above communications will be captured in minutes. The PARTIES will agree in advance which PARTY is responsible for drafting the minutes. A copy of said minutes will be distributed by the responsible PARTY to the other.

Each PARTY shall be responsible for expenses incurred by their representatives when attending or otherwise participating in the PROGRAM TEAM meetings.

8.1.4	Responsibilities

The PROGRAM TEAM shall be responsible for overseeing the PROGRAM, including, without limitation:

A)	drafting the RESEARCH PLAN for the particular COMPOUND for which it has responsibility;

B)	implementing the RESEARCH PLAN;

C)	providing for exchange of information and materials relating to the PROGRAM;

3

D)	updating plans for the RESEARCH PLAN at least annually and, as necessary, from time to time to appropriately account for any medical, scientific, regulatory or other changes or delays which are beyond either PARTY’s reasonable control;

E)	submitting the plans and work referred to in (a) and (d) to the JOINT RESEARCH COMMITTEE for its approval;

F)	ensuring that a smooth transition will happen at designation of a COMPOUND for the stages detailed in Annex 3;

G)	providing regular updates for, and report to, the JOINT RESEARCH COMMITTEE on matters relating to its area of responsibility. Without prejudice to above, the relevant PROGRAM TEAM shall always discuss and determine, as promptly as possible, appropriate actions required where any timelines referred to in the particular RESEARCH PLAN will be delayed in any material respect.

8.2	PROGRAM LEADER

8.2.1	Within five (5) days of the date on which PARTIES agreed on the RESEARCH PLAN, the PARTIES will appoint a program leader (“PROGRAM LEADER”) for the PROGRAM as detailed below:

The PROGRAM LEADER for the PROGRAM will be [—].

8.2.2	Responsibilities

The PROGRAM LEADER shall be responsible for, including, without limitation:

A)	coordination of the PROGRAM and primary contact for [INSERT GSK BUSINESS UNIT] with respect to the PROGRAM.

B)	all decisions made in connection with the PROGRAM shall be under the control of the PROGRAM LEADER with due consideration given to any comments and input from the PROGRAM TEAM and [INSERT GSK BUSINESS UNIT].

C)	chairing the meetings of the PROGRAM TEAM.

D)	duty of care and responsibility regarding the compliance of the member of the PROGRAM TEAM with regards to GSK instructions on DATA management and recording in each PROGRAM, as described in Schedule 13 and Schedule 14 of the AGREEMENT.

9.	RESEARCH RESULTS – REPORTING

9.1	The PROGRAM TEAM shall notify the JOINT RESEARCH COMMITTEE the activities conducted under the PROGRAM and the DATA, results and conclusions generated by the work performed hereunder (“RESEARCH RESULTS”). The RESEARCH RESULTS shall be reported to the JOINT RESEARCH COMMITTEE as follows:

•	Within sixty (60) days after completion of stage [—] of the PROGRAM, the PROGRAM LEADER shall provide GSK with a written report summarizing the Stage/s [—] of the RESEARCH RESULTS.

•	Within sixty (60) days after completion of stage [—] of the PROGRAM, the PROGRAM LEADER shall provide GSK with a written report summarizing the Stage/s [—] of the RESEARCH RESULTS.

9.2	[The reports and the RESEARCH RESULTS provided by the PROGRAM TEAM LEADER shall be deemed to be CONFIDENTIAL to and exclusively owned by GSK (in accordance with Clause 15 of the AGREEMENT). ChemPartner shall take such measures to protect the reports and the RESEARCH RESULTS as it uses to protect its own proprietary information.]

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10.	CHANGES OR ABANDONING RESEARCH PROGRAMS

10.1	In the event ChemPartner does not deliver in accordance with Section 2, GSK will have the flexibility to:

(a)	change the focus of the PROGRAM and even the LEAD COMPOUND following a discussion with the JOINT RESEARCH COMMITTEE.

(b)	terminate the RESEARCH AGREEMENT; or

(c)	start a new RESEARCH AGREEMENT either for the remaining term or an alternative term.

10.2	Abandonment. During the RESEARCH PROGRAM, GSK shall have the right voluntarily to terminate its participation in a RESEARCH PROGRAM when:

(a)	If the JOINT STEERING COMMITTEE determines that the CANDIDATE SELECTION CRITERIA for a COMPOUND has not been met and, despite further efforts, cannot be met.

(b)	[—]

11.	INTELLECTUAL PROPERTY RIGHTS AND CONFIDENTIALITY

[TO BE DISCUSSED AND AGREED BY THE PARTIES]

12.	PUBLICATIONS

[TO BE DISCUSSED AND AGREED BY THE PARTIES]

13.	NON COMPETE [DELETE OR AMEND]

ChemPartner shall during the RESEARCH TERM (and any extensions thereof) (i) conduct any discovery or research activities either directly or indirectly on the LEAD COMPOUND under a PROGRAM, outside the scope of and independently related to such RESEARCH PROGRAM and/or (ii) undertake any pre-clinical or clinical RESEARCH work on the LEAD COMPOUND which result from such PROGRAM referred outside the scope and independently from the PROGRAM as long as such LEAD COMPOUND is under research by GSK.

14.	TERMINATION

[TO BE DISCUSSED AND AGREED BY THE PARTIES]

15.	MISCELLANEOUS

15.1	This RESEARCH AGREEMENT together with all Annexes contains all the terms agreed between the PARTIES regarding its subject matter and supersedes any prior agreement, understanding or arrangement between the PARTIES, whether oral or in writing. No representation, undertaking or promise shall be taken to have been given or be implied from anything said or written in negotiations between the PARTIES prior to this RESEARCH AGREEMENT except as expressly stated in this RESEARCH AGREEMENT. Neither PARTY shall have any remedy in respect of any untrue statement made by the other upon which that PARTY relied in entering into this RESEARCH AGREEMENT (unless such untrue statement was made fraudulently) and that PARTY’s only remedies shall be for breach of contract as provided in this RESEARCH AGREEMENT.

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15.2	Notices given under this RESEARCH AGREEMENT shall be in writing and addressed as follows:

If to GSK: Attention: Address: Tel: Fax: Email:	With a copy to: Attention [—]

If to ChemPartner: Attention: Address: [—] Tel: [—] Fax: [—] Email: [—]	With a copy to: [—]

15.3	This RESEARCH AGREEMENT does not cancel or supersedes the AGREEMENT. In cases of discrepancy between the RESEARCH AGREEMENT and the AGREEMENT, the terms and conditions of the AGREEMENTS will prevail.

IN WITNESS WHEREOF, the PARTIES have caused this RESEARCH AGREEMENT to be executed by their duly authorized representatives as of the COMMENCEMENT DATE.

6

[INSERT APPROPRIATE GSK BUSINESS UNIT]	[INSERT ChemPartner LEGAL ENTITY]

Name:	Name:
Position:	Position:
Date:	Date:

7

ANNEX 1

RESEARCH PLAN

[Note: Please specify known scientific data/information on the PROGRAM and specific GSK BUSINESS UNIT baseline objectives based on what could be achieved from the current known points, e.g. improvements on potency, etc]

1.	FULLY INTEGRATED SERVICES [PLEASE DESCRIBE SERVICES]

2.	QUALIFICATIONS OF PROGRAM TEAM MEMBERS

3.	DELIVERABLES [GSK TO INSERT DELIVERABLES AND OTHER REQUIREMENTS. DELETE OR AMEND AS APPROPRIATE]

A.	GENERAL REQUIREMENTS [AMEND OR DELETE AS APPROPRIATE]

B.	PERFORMANCE MEASUREMENTS

[—]

C.	STABILITY TESTS

[—]

D.	QUALITY

4.	DATA integrity and DATA recording

ChemPartner must ensure that all work on each PROGRAM is recorded in GSK paper laboratory notebooks (pLNBs), with cross referencing to supplementary DATA, as agreed between the PARTIES.

[If eLNB are used, please use the following: “ChemPartner must ensure that all work on each PROGRAM is recorded in electronic laboratory notebooks (eLNBs)1 , with cross-referencing to supplementary DATA, as agreed between the PARTIES.]

All DATA arising out of or in connection with the PROGRAM(s) shall comply with the good DATA integrity practices as detailed in Appendix 1 of Schedule 14 and shall be recorded in accordance with the processes detailed in Schedule 14.

All DATA arising out of or in connection with the PROGRAM(s) shall comply with the record keeping and record retention periods as agreed in Clause 19 of the AGREEMENT and in Schedule 13 of the AGREEMENT.

5.	PRIORITISATION [AMEND OR DELETE AS APPROPRIATE]

[GSK to give clear guidance on the prioritization of the FIS].

The prioritisation of the FIS may be changed at any time by GSK.

[1]	Note that when using eLNBs for recording the DATA, the business rules attached as Appendix 2 to Schedule 14 will apply.

6.	DELIVERY FORMAT

[GM TO INCLUDE DETAILS AS APPROPRIATE]

7.	DELIVERY ADDRESS

[GSK TO INCLUDE DETAILS AS APPROPRIATE]

8.	MATERIALS and SHIPMENT

A.	MATERIALS

GSK may, if required, supply appropriate BIOLOGICAL ADDITIONAL MATERIALS and/or CHEMISTRY ADDITIONAL MATERIALS to ChemPartner.

For BIOLOGICAL ADDITIONAL MATERIALS and/or CHEMISTRY ADDITIONAL MATERIALS, the PARTIES will refer to Clause 12 of the AGREEMENT.

MATERIALS may be proprietary and should not be used by ChemPartner for any other purpose other than for conducting a PROGRAM. Any EXCESS MATERIALS or intermediates derived from the MATERIALS may be required to be returned to GSK at the completion of a PROGRAM at no extra charge for GSK.

B.	SHIPMENT [AMEND OR DELETE AS APPROPRIATE]

1.	Where applicable, all MATERIALS must be shipped according to the UN recommendations on the transport of dangerous goods model regulations or mode specific regulation if more restrictive, and in accordance with the respective Material Transfer Agreement, as detailed in Schedule 8 of the AGREEMENT.

2.	The Material Transfer Agreement will include reference to the RESEARCH AGREEMENT under which the MATERIALS are shipped.

3.	Reputable couriers must be used for all shipments and GSK preferred suppliers must be used unless otherwise agreed in writing with GSK.

4.	Delivery must be made to the delivery address identified in Section 9 above.

5.	All legal / customs requirements pertaining to the labelling, packaging, dispatch and delivery of COMPOUNDS must be fulfilled by ChemPartner.

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ANNEX 2

TECHNICAL OPERATING PLAN

[PLEASE SPECIFY WAYS OF WORKING BETWEEN THE PARTIES IN REGARDS TO THE SCIENCE, COMMUNICATIONS, ChemPartner DECISION MAKING, ETC.]

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ANNEX 3

STAGES OF THE PROGRAM

[Note: ABILITY TO DELIVER FIS AGAINST TARGETS OF QUALITY, QUANTITY AND TIMELINES. INSERT SPECIFIC CRITERIA FOR THE PROGRAM]

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ANNEX 4

FUNDING OF PROGRAM

[INSERT DETAILS]

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SCHEDULE 4

COMMERCIAL FEES AND PAYMENT

1.	INTRODUCTION

1.1	FEES

1.1.1	This Schedule describes the rates and methodologies for calculating the FEES payable for the performance of the OUTSOURCED SERVICES.

1.1.2	For OUTSOURCED SERVICES, the PARTIES may agree to the following commercial models and FEES structure:

A)	FUNCTIONAL DISCOVERY OUTSOURCE SERVICES based on the * (as described in Section 2);

B)	FLEXIBLE DISCOVERY OUTSOURCED SERVICES based on the * (as described in Section 2);

C)	* as described in Section 3, or as agreed by the PARTIES; or

D)	FULLY INTEGRATED SERVICES, based on the following commercial principles:

(i)	*

(ii)	*

1.1.3	The PARTIES acknowledge and agree that GSK will not be charged for the OUTSOURCED SERVICES unless a specific rate or FEES are set out in this Schedule, or agreed in writing by the PARTIES (prior approval from GSK LIASON LEAD).

1.1.4	The FEES shall include all costs and expenses (borne by ChemPartner) associated with the provision of the OUTSOURCED SERVICES to GSK including, but not limited to:

A)	*

B)	*

C)	*

D)	*

E)	*

F)	*

G)	*

H)	*

1.2	Inflation

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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ChemPartner acknowledges that the FEES and rates include inflation and all other costs implications on ChemPartner’s cost base, and that, the FEES and rates will not be subject to any indexation or other increases during the TERM of this AGREEMENT.

2.	CHEMPARTNER EMPLOYEES FEES

ChemPartner EMPLOYEES employed for the provision of the OUTSOURCED SERVICES will be charged at the following * FEES and rates during the TERM of the AGREEMENT.

The FEES shall be in US Dollars and will be calculated * per annum; or pro-rata for any period of less than a CONTRACT YEAR (“ChemPartner EMPLOYEE FEE”).

The FEES shall be calculated in RMB only for OUTSOURCED SERVICES that are contracted by GSK R&D China.

* FEEs :

OUTSOURCED SERVICES	FUNCTIONAL Chemistry	FUNCTIONAL Biology	FLEXIBLE DISCOVERY OUTSOURCED SERVICES

ChemPartner EMPLOYEE FEE	*	*	*

OUTSOURCED SERVICES	FUNCTIONAL Chemistry	FUNCTIONAL Biology	FLEXIBLE DISCOVERY OUTSOURCED SERVICES

ChemPartner EMPLOYEE FEE	*	*	*

Note 1: The exchange rate assumption from * is USD: RMB = *

Note 2: The RMB rate is inclusive of the local 5% business tax

ChemPartner * FEEs:

OUTSOURCED SERVICES	FUNCTIONAL Chemistry	FUNCTIONAL Biology	FLEXIBLE DISCOVERY OUTSOURCED SERVICES

ChemPartner EMPLOYEE FEE	*	*	*

OUTSOURCED SERVICES	FUNCTIONAL Chemistry	FUNCTIONAL Biology	FLEXIBLE DISCOVERY OUTSOURCED SERVICES

ChemPartner EMPLOYEE FEE	*	*	*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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Note 1: The exchange rate assumption from * is USD: RMB = *

Note 2:*. The actual FEES are reflective in the RMB CHEMPARTNER EMPLOYEE FEES referenced above.

Note 3: The RMB rate is inclusive of the local 5% Business Tax.

3.	* COMMERCIAL MODEL AND FEES

3.1	Depending on the type and nature of the OUTSOURCED SERVICES required by GSK, the PARTIES may agree to a * commercial model.

3.2	For DMPK Services, the PARTIES have agreed in due course.

3.3	Except for the FEES which are going to be established for DMPK as described in 3.2 above, any FEES based on the * commercial model corresponding to other OUTSOURCED SERVICES shall be calculated on either a * basis or * (as appropriate), and agreed in writing by the PARTIES.

4.	REDUCTION OF FEES

4.1	During a SERVICE PROBLEM period (as described in Clause 10.1 of the AGREEMENT), should ChemPartner be required to conduct any REWORKS, these shall be undertaken by ChemPartner at its own cost and shall deduct the respective FEES originally charged for the OS resulting in the SERVICE PROBLEM:

A)	from the next invoice issued; or

B)	as a deduction from the final FEES; or

C)	as a refund in favour of GSK; or

D)	as agreed by the PARTIES

5.	SERVICE DEFAULT

5.1	During a SERVICE DEFAULT period (as described in Clause 10.2 of the AGREEMENT), should ChemPartner be required to conduct any REWORKS, these shall be undertaken by ChemPartner at its own cost and shall deduct the respective FEES originally charged for the OS resulting in the SERVICE DEFAULT:

A)	as a refund in favour of GSK

6.	INVOICING AND PAYMENT

6.1	Invoicing

A)	ChemPartner shall invoice GSK monthly in arrears during the TERM of the AGREEMENT in accordance with this Section 6.1.

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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B)	ChemPartner shall issue an invoice corresponding to each month’s FEES per STATEMENT OF WORK(s) and/or RESEARCH PROGRAM AGREEMENT(s). The invoice shall contain the following data:

(1)	Invoice Number;

(2)	Invoice Date;

(3)	Commencement Date of the relevant STATEMENT OF WORK and/or RESEARCH PROGRAM AGREEMENT;

(4)	Purchase Order (PO) Number reference;

(5)	Dates of OUTSOURCED SERVICES covered by the invoice;

(6)	Payee Name and Address;

(7)	Tax ID / VAT Number;

C)	Any BIOLOGY ADDITIONAL MATERIALS and/or CHEMISTRY ADDITIONAL MATERIALS costs shall be invoiced quarterly separately incorporating point 1 to 7 as indicated above and in accordance with Clause 12.6 and 12.7 of the AGREEMENT. In addition, ChemPartner shall provide the invoice together with any supporting documentation relating to the actual cost of the BIOLOGY ADDITIONAL MATERIALS and/or CHEMISTRY ADDITIONAL MATERIALS obtained from THIRD PARTIES and with the corresponding reference to GSK prior approval.

D)	All payments, in accordance with the GSK RECOGNITION SCHEME (Schedule 17) shall be invoiced separately (incorporating points 1, 2, 3, 4, 6 and 7 as indicated above) during the month the cash award is provided by GSK. In addition, ChemPartner shall provide the respective GSK DESIGNATED REPRESENTATIVE with confirmation that the cash award has been paid out to the ChemPartner EMPLOYEE as soon as it takes place.

E)	All invoices for SOW(s) and/or RESEARCH AGREEMENT(s) that are signed by GlaxoSmithKline Research and Development Limited shall be submitted through Open Business Exchange, or as indicated by GSK from time to time.

F)	All invoices for SOW(s) and/or RESEARCH AGREEMENT(s) that are signed by GlaxoSmithKline LLC shall be sent for payment to the following address (or as indicated by GSK from time to time):

PO Box 981499

El Paso,

Texas 79998-1499

G)	All invoices for SOW(s) and/or RESEARCH AGREEMENT(s) that are signed by GlaxoSmithKline (China) R&D Co., Ltd shall be sent for payment to the following address (or as indicated by GSK from time to time):

Attn. Finance Department

No. 3 Building 898 Halei Road

Zhangjiang Hi-tech Park, Pudong New area

Shanghai 201203

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H)	All invoices for SOW(s) and/or RESEARCH AGREEMENT(s) that are signed by GSK FRANCE shall be sent for payment to the following address (or as indicated by GSK from time to time):

Laboratoires GlaxoSmithKline, S.A.S

Comptabilité Fournisseurs

ZI N° 2

23 rue Lavoisier

BP 118

27091 Evreux Cedex 9, France

6.2	Payment Terms

Subject to the invoices complying with the requirements set out in Section (a) (ii) above described, GSK shall pay an invoice within sixty (60) WORKING DAYS from the receipt of invoice, ChemPartner shall notify GSK as soon as reasonably practicable in writing that it has not received such approval. GSK shall not unduly withhold approval.

In the event the PARTIES have disagreement on the applicable FEES, GSK may be entitled to withhold approval of payment of such FEES and refer the matter to the GSK LIASON LEAD and ChemPartner LIASON LEAD. Should the discrepancy persist; the PARTIES shall refer to the OUTSOURCED SERVICES MANAGEMENT BOARD for resolution in a timely manner.

In case of late payment of the FEES, ChemPartner shall be entitled to charge GSK interest on the amount due at the rate of * per month above LIBOR (but in no event to exceed the highest rate of interest permitted by law). This should be calculated from the date that such FEES were due in accordance with this Section until payment is made in full.

6.3	Payment Details

The FEES shall be paid into the bank account indicated below, or to any other bank account indicated to GSK by ChemPartner in writing from time to time:

Notwithstanding the above, GSK shall not make any payment into bank accounts located in tax havens, unless otherwise approved by GSK Finance and GSK Legal.

Bank Name:	*

Currency:	USD

Bank Address:	*

SWIFT CODE:	*

Ultimate Beneficiary Name:	China Gateway Life Science (Holdings) Limited

Ultimate Beneficiary Account #:	*

Email for wire remittance notification:	ytao@chempartner.cn

Correspondent Bank Information:

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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Bank Name:	*

Swift Code:	*

Account #:	*

6.4	Refunds and Credits

If ChemPartner receives a refund, credit or other rebate in relation to BIOLOGY ADDITIONAL MATERIALS and/or CHEMISTRY ADDITIONAL MATERIALS previously paid for by GSK, ChemPartner shall, within five (5) WORKING DAYS, notify the GSK LIASON LEAD and the GSK DESIGNATED REPRESENTATIVE of such refund, credit or rebate and shall promptly pay the full amount of such refund, credit or rebate, as the case may be, to GSK.

6.5	Accountability records

ChemPartner shall provide GSK with any supporting documentation and/or any further information with respect to each invoice as may be reasonably requested by GSK, in order to verify the accuracy of the invoice and compliance with the provisions of the AGREEMENT and applicable laws.

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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SCHEDULE 5

GOVERNANCE

1.	INTRODUCTION

This Schedule sets out:

A)	the governance structure for the AGREEMENT (a diagram of which is set out in Attachment 5-2 to this Schedule 5, including the role, composition and responsibilities of both PARTIES required to maintain an effective working relationship; and

B)	the type, content and frequency of the review meetings of the BODIES that shall be held during the TERM of the AGREEMENT.

2.	GLOBAL STRATEGY AND RELATIONSHIP MANAGEMENT BOARD (GSRMB)

2.1	Role of the GSRMB

2.1.1	The GSRMB shall consist of two elements, a Core Team “Core” and an Extended Team “Extended”.

A)	The GSRMB Core shall agree and establish the strategic direction of the collaboration and relationship between GSK and ChemPartner with regard to OUTSOURCED SERVICES, including, without limitation:

•	overseeing the execution of the AGREEMENT and approving any CHANGE to the OUTSOURCED SERVICES;

•	performing a role in any discrepancies that arises from SERVICE DEFAULTS, or from other governance boards, or between the PARTIES;

•

assessing the outputs from the various OSMBs and overall OUTSOURCED SERVICES PERFORMANCE REVIEW(S) to establish a strategic perspective for future opportunities and the direction of the OUTSOURCED SERVICES.

2.1.2	The GSRMB Extended shall provide high-level strategic vision and potential opportunity discussions for future collaboration direction for OUTSOURCED SERVICES.

2.2	Composition of the GSRMB

2.2.1	Both PARTIES shall be represented on the GSRMB by the individuals described in Attachment 5-1 to this Schedule 5.

2.2.2	GSK shall notify ChemPartner the identity and title or role of any additional GSK personnel it may require to attend a meeting of the GSRMB at least five (5) WORKING DAYS before that meeting.

2.2.3	If GSK has notified ChemPartner pursuant to Section 2.1.2 that additional GSK personnel will be attending a meeting of the GSRMB, ChemPartner has the right to appoint additional personnel of equivalent position to attend that meeting. Such alternative personnel may not be member of another governance boards.

2.2.4	The GSRMB shall be chaired by GSK’s LIAISON LEAD (or any other person performing the same function), unless otherwise agreed in writing by the PARTIES.

2.3	Frequency of meetings

2.3.1	The GSRMB Core shall meet every six (6) months (in May/June and in November/December) following the biannual OSMB reviews and PERFORMANCE REVIEW(S) meetings, or as otherwise agreed by the PARTIES.

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2.2.2	Each CONTRACT YEAR, one (1) meeting of the GSRMB shall take place at the ChemPartner SITE in China, and one (1) meeting shall take place at any GSK premises.

2.2.3	The GSRMB Extended members shall annually attend one of the GSRMB Core meetings, or as otherwise agreed by the PARTIES.

2.2.4	The PARTIES may request ad-hoc GSRMB meetings on fifteen (15) days written notice. The requesting PARTY shall send written notice and the agenda for such meetings to the other PARTY and individually to each GSRMB member.

3.	OUTSOURCED SERVICES MANAGEMENT BOARDS (OSMBS)

3.1	Role of the OSMBs

3.1.1	The OSMBs shall implement the strategic direction set by the GSRMB regarding the collaboration between GSK and ChemPartner. In addition, the OSMBs will have oversight of the SOTs and JRCs, as well as the management of the AGREEMENT at an operational level, including, without limitation:

•	responsibility for managing the delivery of the overall goals of the collaboration between the PARTIES;

•	reviewing the budgets and forecasts requirements for the OUTSOURCED SERVICES;

•	addressing any queries regarding the FEES, payments terms and invoicing;

•	resolving interpretation of the terms and conditions of the AGREEMENT, SOWs and/or RESEARCH AGREEMENT(s);

•	reviewing and approving STATEMENT OF WORK(s);

•	assessing and resolving any SERVICE DEFAULTS, according to Clause 10.2;

•	resolving any discrepancies that may escalate from the SOT(s), or between the PARTIES;

•	reviewing and assessing PERFORMANCE MEASUREMENTS, or the PERFORMANCE REVIEW(S);

•	reviewing information and data provided by the SOTs, including any operational issues;

•	making recommendations, reviewing and/or approving any CHANGES to any aspect of the AGREEMENT, any PROJECT and/or PROGRAM (for FLEXIBLE DISCOVERY OUTSOURCED SERVICES);

•	making recommendations regarding the continuation and strategy of the OUTSOURCED SERVICES;

•	overall compliance of the terms and conditions of the AGREEMENT;

•	overall compliance of the GSK POLICIES AND PROCEDURES (Schedule 16);

•	overall compliance of the terms and procedures established in Schedule 17 regarding GSK RECOGNITION SCHEME;

•	reviewing documentation that ChemPartner is required to update on a regular basis pursuant to the AGREEMENT and/or SOW/PROJECT FORM/STUDY PROTOCOL;

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•	reviewing, actioning and resolving results of any internal and/or external AUDITS regarding the provision of the OUTSOURCED SERVICES;

•	escalate issues to the GSRMB (as appropriate);

•	conducting the biannual PERFORMANCE REVIEW(S) meetings in accordance with Section 6 of the Schedule 6 of the AGREEMENT.

3.2	Composition of the OSMBs

3.2.1	Depending on the specific needs of the OUTSOURCED SERVICES, GSK may set up separate OSMBs for FUNCTIONAL chemistry, FUNCTIONAL biology and FLEXIBLE DISCOVERY OUTSOURCED SERVICES.

3.2.2	Both PARTIES shall be represented on the OSMBs by the individuals listed in Attachment 5-1 to this Schedule 5.

3.2.3	GSK shall notify ChemPartner of the identity and title or role of any additional GSK personnel it may require to attend a meeting of a specific OSMB at least five (5) WORKING DAYS before the meeting takes place.

3.2.4	If GSK has notified ChemPartner pursuant to Section 3.2.2 that additional GSK personnel will be attending a meeting of the OSMB, ChemPartner has the right to appoint additional personnel of equivalent position to attend that meeting. Such alternative personnel may not be members of another board.

3.2.5	Each OSMB shall be chaired on a rotation basis by a GSK OSMBs member (or any other person performing the same functions), unless otherwise agreed in writing by the PARTIES.

3.3	Frequency of meetings

3.3.1	Each OSMB shall meet every six (6) months in May/June and in November/December for a meeting, in which the OUTSOURCED SERVICES PERFORMANCE REVIEW(S) will be conducted, or as otherwise agreed by the PARTIES.

3.3.2	Each CONTRACT YEAR, one (1) meeting of each OSMB shall be face-to-face and shall take place at either the ChemPartner SITE in China or a GSK site in the US or in the US, and one (1) meeting shall take place by audio or video-conference.

3.3.3	The PARTIES may request ad-hoc OSMB meetings on fifteen (15) days written notice to the other PARTY highlighting the urgency of matters and falls within the roles of the OSMB. The requesting PARTY requesting the ad-hoc meetings shall send notices and agenda for such meetings to the other PARTY and to each OSMB member.

4.	SCIENTIFIC OPERATIONS TEAMS (SOT)

4.1	Role of the SOTs

4.1.1	The SOTs shall be the day-to-day interface between the PARTIES and shall manage the operation of the OUTSOURCED SERVICES and ChemPartner’s compliance with its obligations under a SOW, PROJECT FORM and/or STUDY PROTOCOL, including:

•	completing the SOW(s) for approval by the respective GSK BUSINESS UNIT OSMB member;

•	completing, reviewing and approving the PROJECT FORM(s) and/or STUDY PROTOCOL(s);

•	documenting the PERFORMANCE MEASUREMENTS in preparation for the respective OUTSOURCED SERVICES biannual PERFORMANCE REVIEW(S);

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•	suggesting CHANGEs to any aspect of the OUTSOURCED SERVICES;

•	managing any failures by the PARTIES to comply with any aspects of the SOW, PROJECT FORM and/or STUDY PROTOCOL;

•	participation in the OUTSOURCED SERVICES biannual PERFORMANCE REVIEW(S) meetings; and

•	escalate conflicting issues to the respective OSMBs (as appropriate).

4.1.2	For FLEXIBLE DISCOVERY OUTSOURCED SERVICES, each SOT shall identify the required DOS for a PROJECT and specific scientific resources.

4.2	Composition of the SOTs

4.2.1	Each STATEMENT OF WORK will identify the respective members of the SOT. Each STATEMENT OF WORK will have at least one SOT.

4.2.2	Each SOT shall comprise at least of a group leader (“GROUP LEADER”), a team leader (“TEAM LEADER”) (as appropriate) and a group of ChemPartner EMPLOYEES working on the STATEMENT OF WORK and associated PROJECTS.

4.2.3	Subject to prior written approval by GSK, ChemPartner will appoint a GROUP LEADER and a TEAM LEADER/s (as appropriate) to manage each STATEMENT OF WORK and associated PROJECTS.

4.2.4	The GROUP LEADER will coordinate the STATEMENT OF WORK and liaise with the GSK DESIGNATED REPRESENTATIVE and the respective OSMB member (as required).

4.2.5	Both PARTIES shall agree the operational day-to-day management of the SOTs as part of each STATEMENT OF WORK or RESEARCH AGREEMENT to achieve the requirements of the OUTSOURCED SERVICES being provided, as agreed by the PARTIES.

4.3	Frequency of meetings

Each SOT shall meet as defined in each SOW and shall document the content of the meetings as agreed by the PARTIES.

5.	JOINT RESEARCH COMMITTEE (JRC)

5.1	JRCs are only intended for FULLY INTEGRATED DISCOVERY OUTSOURCED SERVICES, as defined in the respective RESEARCH AGREEMENT.

5.2	Role of the JRCs

5.2.1	The JOINT RESEARCH COMMITTEE will be a scientific group of experts to oversee the execution and progression of each RESEARCH AGREEMENT, including, without limitation:

•	evaluating, reviewing and approving each new RESEARCH PLAN prepared by GSK and a RESEARCH TEAM;

•	evaluating proposed CHANGEs to a RESEARCH PLAN and making informed decisions to support the scientific research;

•

reviewing progress under a RESEARCH AGREEMENT, including, but not limited to, reviewing and assessing ChemPartner’s compliance with the PROGRAM, decisions and outputs relating to any approved CHANGEs to a RESEARCH AGREEMENT;

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•	providing the exchange of information relating to a PROGRAM;

•	deciding whether the DELIVERABLE STAGES have been achieved, in accordance with the RESEARCH AGREEMENT;

5.3	Composition of the JRCs

5.3.1	Both PARTIES shall be represented on JRCs by the individuals described in Attachment 5-1 to this Schedule 5.

5.3.2	GSK shall notify ChemPartner of the identity and title or role of any additional GSK personnel it may require to attend a meeting of a specific JRC at least five (5) WORKING DAYS before that meeting.

5.3.3	If GSK has notified ChemPartner pursuant to Section 5.3.2 that additional GSK personnel will be attending a meeting of the JRC, ChemPartner has the right to appoint additional personnel of equivalent position to attend that meeting.

5.3.4	Each JRC shall be chaired by the GSK DESIGNATED REPRESENTATIVE (or any other person performing the same functions), unless otherwise agreed in writing by the PARTIES.

5.3.5	The chairman of the each JRC will be a member to the OSMB.

5.4	Frequency of meetings

5.4.1	Each JRC shall meet at least every three (3) months in a CONTRACT YEAR for scientific discussions, or as otherwise agreed by the PARTIES.

5.4.2	Each CONTRACT YEAR, at least three (3) meeting of each JRC shall be face-to-face and shall take place at the ChemPartner SITE in China, and at least one (1) meeting shall take place by audio or video-conference, or as otherwise agreed by the PARTIES.

5.4.3	The PARTIES may request ad-hoc JRC meetings on fifteen (15) days written notice to the other PARTY. The requesting PARTY shall send notices and the agenda for such meetings to the other PARTY and individually to each JRC member.

6.	AGENDA AND MINUTES FOR THE GSRMB, OSMB AND JRC (“BODIES”)

6.1	Agendas

For every meeting of each of the BODIES, GSK shall prepare an appropriate agenda for the forthcoming meeting and shall circulate such agenda in reasonable time to allow ChemPartner to:

•	add any items that it wishes to incorporate into the agenda; and

•	propose the most suitable attendees for the meeting (where applicable).

6.2	Minutes

6.2.1	Upon completion of each meeting of each BODIES, GSK shall prepare a set of minutes documenting the discussions and actions, and shall circulate all such minutes to ChemPartner within ten (10) WORKING DAYS of the completion of such meetings.

6.2.2	Within one (1) week of receipt of the minutes relating to a meeting, the PARTIES shall agree and sign off such minutes. Any actions agreed at a meeting shall be followed up at the next meeting, or as agreed by the PARTIES.

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7.	BEST EFFORTS

7.1	Attendance at meetings

7.1.1	Both PARTIES shall use COMMERCIALLY REASONABLE EFFORTS to ensure that its representatives at each BODIES shall not change more than is reasonably necessary from meeting to meeting.

7.1.2	Both PARTIES shall ensure that the representatives that attend the meetings of each of the BODIES are filly empowered to participate, discuss and agree in said meetings. The PARTIES shall use their COMMERCIALLY REASONABLE EFFORTS to ensure that matters are only referred upwards to the next appropriate level of governance if:

•	the decision lies beyond the proper authority of the respective BODIES; and/or

•	the PARTIES representatives have a difference of opinion as to the most appropriate course of action at the end of the meeting.

8.	ESCALATION PROCEDURE

The ESCALATION PROCEDURE is set out in the Attachment 5-3 and establishes the process for addressing issues arising for either PARTY during the performance and/or execution of the OUTSOURCED SERVICES, together with the timeframes for doing so, unless such issues are subject matter of a dispute under clause 36 of the AGREEMENT.

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ATTACHMENT 5-1

BOARD MEMBERSHIP

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ATTACHMENT 5-1 - BOARD MEMBERSHIP

Board	GSK		ChemPartner
Global Strategy and Relationship Management Board	- CORE - *	- EXTENDED - *	*

FUNCTIONAL Management Board/s	*		*

FULLY INTEGRATED DISCOVERY OUTSOURCED SERVICES Management Board / Joint Research Committee(s)	*		*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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ATTACHMENT 5-2

GOVERNANCE STRUCTURE

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*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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ATTACHMENT 5-3

ESCALATION PROCEDURE

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The following matrix shows how it is expected that issues and disputes between the PARTIES will be discussed before more formal steps are taken by either PARTY pursuant to Clause 36 of the AGREEMENT. Arrows designate route of discussion and flow of necessary information.

The matrix contemplates three levels:-

Scientific Operational Team Level – The DESIGNATED REPRESENTATIVE for each PARTY shall first attempt to resolve minor issues themselves within five (5) WORKING DAYS from the date the matter is referred to an SOT.

Outsourced Services Management Board/s Level – If the DESIGNATED REPRESENTATIVE of the PARTIES are unable to resolve any issues arising at the Scientific Operations Team level, the issue shall be escalated to the aligned GSK BUSINESS UNIT/s representative, or raised with the respective OSMB. This level provides a higher level business perspective on more significant issues. The aligned GSK BUSINESS UNIT/s representative, or the respective OSMB shall resolve in five (5) days from the date the matter is referred.

Global Strategy and Relationship Management Board Level – If the aligned GSK BUSINESS UNIT OSMB representative, or the respective OSMB are unable to resolve any issues, the PARTIES shall escalate the matters to the LIAISON LEAD of each PARTY and the aligned GSK BUSINESS UNIT representative of the GSRMB or the GSRMB. At this level, major issues and issues applicable to more than one GSK BUSINESS UNIT may be discussed. If no resolution is sought within ten (10) WORKING DAYS, Clause 36 of the AGREEMENT will be triggered.

The above mentioned timelines may be extended by the PARTIES, if required.

12

*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

13

SCHEDULE 6

PERFORMANCE MEASUREMENTS

AND

PERFORMANCE REVIEWS

1.	INTRODUCTION

1.1	This Schedule sets out (i) the mechanism for assessing the DELIVERABLES, (ii) PERFORMANCE METRICS; (iii) benchmarking process; (iv) the QUALITATIVE FEEDBACK; (v) PERFORMANCE REPORTS; and (vi) PERFORMANCE REVIEWS for the OUTSOURCED SERVICES.

1.2	GSK shall apply and measure ChemPartner’s performance using the same criteria (as set out in Section 2 of this Schedule) across GSK’s preferred suppliers providing similar OUTSOURCED SERVICES as those provided by ChemPartner.

1.3	Any amendments and/or modifications to (i) the PERFORMANCE METRICS; and/or (ii) GSK DELIVERABLES MATRIX; (iii) and/or QUALITATIVE FEEDBACK; and/or (iv) benchmarking, (v) and any additional criteria GSK may establish for a PROJECT and/or PROGRAM may be implemented by GSK from time to time and notified to ChemPartner in writing.

1.4	ChemPartner will take all reasonable steps throughout the TERM of the AGREEMENT to improve the quality and efficiency of the OUTSOURCED SERVICES being provided.

1.5	Failure to provide:

(i)	the DELIVERABLES; and/or

(ii)	low performance based on the PERFORMANCE METRICS, and/or in relation to the benchmarking process; and/or

(iv)	the QUALITATIVE FEEDBACK; and/or

(v)	the GSK DELIVERABLES MATRIX (if applicable); and/or

(vi)	any additional criteria GSK may establish for a PROJECT and/or PROGRAM from time to time,

shall be regarded as a SERVICE PROBLEM as described in Clause 10.1 of the AGREEMENT.

2.	MEASUREMENT OF THE PERFORMANCE

2.1	General criteria to measure the performance of the OUTSOURCED SERVICES:

2.1.1	For functional biology, functional chemistry and FLEXIBLE DISCOVERY OUTSOURCED SERVICES, ChemPartner shall comply with the following:

•	the quality, quantity and timeliness of the OUTSOURCED SERVICES, as set out in a SOW and/or a PROJECT FORM(s) and/or a STUDY PROTOCOL(s) (as appropriate); and

•	the PERFORMANCE METRICS, as described in Section 2.2.1 and 2.2.2 and 2.2.3 of Schedule 6; [and/or the GSK DELIVERABLES MATRIX, as set out in Schedule 7 (as agreed by the PARTIES)]; and

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•	the QUALITATIVE FEEDBACK, as defined in Section 3 of Schedule 6; and

•	any additional criteria that GSK may decide to establish for a PROJECT and/or PROGRAM from time to time.

2.1.2	For FULLY INTEGRATED SERVICES, ChemPartner shall comply with the following:

•	the quality, quantity and timeliness of the OUTSOURCED SERVICES, as set out in a RESEARCH AGREEMENT: and/or

•	the GSK DELIVERABLES MATRIX, as set out in Schedule 7 (as agreed by the PARTIES);

•	[the PERFORMANCE METRICS, as described in Section 2 of Schedule 6.] (as agreed by the PARTIES); and/or

•	any additional criteria that GSK may decide to establish for a PROGRAM from time to time.

2.2	PERFORMANCE METRICS

2.2.1	For chemistry OUTSOURCED SERVICES, the following PERFORMANCE METRICS will be taken into account:

A)	Delivery Dashboard:

•	*

•	*

•	*

•	*

•	*

B)	Activity Dashboard:

•	*

•	*

•	*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

2

C)	Cost Dashboard:

•	Cost per COMPOUND

D)	At GSK discretion, GSK will apply one of the following chemistry complexity criteria in each PROJECT FORM(s) that may be applied to the PERFORMANCE METRICS in (A), (B) and (C) above.

•	Low -*

•	Medium - *

•	High - *

2.2.2	For biology OUTSOURCED SERVICES, either (1) or (2) below shall be considered as the PERFORMANCE METRICS:

(1)	Biology Routine ASSAY/s - Delivery / Activity Dashboard (on a PROJECT by PROJECT basis):

(A)	Assay Development / Transfer

The following questions (including but not limited to) shall be answered Yes or No :

*

(B)	Production Screening Consolidated Delivery Dashboard:

*

(C)	At GSK discretion, GSK will apply one of the following biology Routine ASSAYS complexity criteria to each related STUDY PROTOCOL(s) that may be applied to the PERFORMANCE METRICS in (A) and (B) above.

•	Low - *

•	Medium - *

•	High - *

(2)	REAGENT Generation and Validation

A)	Delivery Dashboard:

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

3

•	*

•	*

•	*

•	*

•	*

B)	Activity Dashboard:

•	*

•	*

•	*

C)	At GSK discretion, GSK will apply one of the following biology REAGENT Generation and Validation complexity criteria to each related STUDY PROTOCOL(s) that may be applied to PERFORMANCE METRICS in (A) and (B) above:

•	Low - *

•	Medium - *

•	High - *

2.2.3	For FLEXIBLE DISCOVERY OUTSOURCED SERVICES, a combination of the above criteria (2.2.1 and 2.2.2) shall apply, and/or as agreed by the PARTIES from time to time

3.	QUALITATIVE FEEDBACK

3.1	QUALITATIVE FEEDBACK for chemistry and biology OUTSOURCED SERVICES

The following shall be taken into account, including but not limited to four key areas:

•	Productivity, delivery and service levels

•	Communications and ways-of-working

•	Documentation, reports and record keeping

•	Problem solving

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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3.2	QUALITATIVE FEEDBACK for FLEXIBLE DISCOVERY OUTSOURCED SERVICES

A combination of the above criteria shall apply; and/or as agreed in Schedule 7, and/or as agreed by the PARTIES.

4.	BENCHMARKING PROCESS

GSK will use the above criteria in Section 2.2.1, 2.2.2, 2.2.3 and 3 to conduct the benchmark process across GSK’s preferred suppliers providing similar OUTSOURCED SERVICES as those provided by ChemPartner.

5.	PERFORMANCE REPORTS

5.1	PERFORMANCE REPORTS for chemistry for OUTSOURCED SERVICES

GSK defined templates with reference to the points highlighted in Appendix 6-1 and Appendix 6-2 shall constitute the PERFORMANCE REPORTS. ChemPartner shall complete the GSK defined templates electronically on a monthly basis for Appendix 6-1 and on a weekly basis for Appendix 6-2. Additionally, ChemPartner shall submit said PERFORMANCE REPORTS on a quarterly basis to the GSK’s DESIGNATED REPRESENTATIVE in each SOW and the GSK LIASION LEAD (and any other GSK contacts as may be notified).

5.2	PERFORMANCE REPORTS for biology OUTSOURCED SERVICES

GSK defined templates with reference to the points highlighted in Appendix 6-3 and Appendix 6-4 shall constitute the PERFORMANCE REPORTS. ChemPartner shall complete the GSK defined templates electronically on a monthly basis for Appendix 6-1 and on a weekly basis for Appendix 6-2. Additionally, ChemPartner shall submit said PERFORMANCE REPORTS on a quarterly basis to the GSK’s DESIGNATED REPRESENTATIVE in each SOW and the GSK LIASION LEAD (and any other GSK contacts as may be notified).

5.3	PERFORMANCE REPORTS for FLEXIBLE OUTSOURCED SERVICES

Depending on the OUTSOURCED SERVICES, GSK defined templates with reference to the points highlighted in appendices 6-1, 6-2, 6-3 and/or 6-4 shall constitute the PERFORMANCE REPORTS. ChemPartner shall complete the GSK defined templates electronically as defined in section 5.1 and 5.2 of Schedule 6 (as appropriate). Additionally, ChemPartner shall submit said PERFORMANCE REPORTS on a quarterly basis to the GSK’s DESIGNATED REPRESENTATIVE in each SOW and the GSK LIASION LEAD (and any other GSK contacts as may be notified).

5.4	ChemPartner shall provide detailed supporting information (including, but not limited to, information necessary to enable GSK to verify the accuracy of the measurements) for each PERFORMANCE REPORT as requested by GSK and described in this Section.

5.5	GSK may amend the format and process of the PERFORMANCE REPORTS from time to time and notify ChemPartner in writing.

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6.	PERFORMANCE REVIEW MEETINGS

6.1	Performance shall be measured on a continuous basis in accordance with the PERFORMANCE REVIEWS as described in this Section and Schedule 5, or by such other means as may be notified in writing to ChemPartner by GSK from time to time.

6.2	Conduct of the Biannual Performance Review Meetings

6.2.1	In May/June and in November/December of each CONTRACT YEAR, GSK and ChemPartner (acting through the respective OSMB) shall meet and jointly review the overall operation of the AGREEMENT and the OUTSOURCED SERVICES, in accordance with the provisions of this Section.

6.2.2	The May/June meeting in each CONTRACT YEAR shall serve as the annual PERFORMANCE REVIEW for the preceding CONTRACT YEAR.

6.2.3	The matters to be considered during the PERFORMANCE REVIEW(S) meetings shall include, but not be limited to the following matters:

a)	the progress in respect of PERFORMANCE METRICS and QUALITATIVE FEEDBACK;

b)	the list of issues raised in accordance with the ESCALATION PROCEDURE during the preceding CONTRACT YEAR, whether such issues have been resolved or remain outstanding at that date of the meeting;

c)	the results of the QUALITATIVE FEEDBACK from all GSK scientists relating to the provision of the OUTSOURCED SERVICES carried out during the preceding CONTRACT YEAR, including a comparison of the same against the results of such QUALITATIVE FEEDBACK during prior biannual meetings and/or CONTRACT YEARS (as appropriate);

d)	any improvements that could be made to the OUTSOURCED SERVICES;

e)	disputes arising during that preceding six (6) month period and/or CONTRACT YEAR (as appropriate);

f)	an overview of performance and objectives/targets for the following six (6) months and/or of the CONTRACT YEAR;

g)	improvements and benefits accomplished during the preceding six (6) month period and/or CONTRACT YEAR (as appropriate);

h)	overall OUTSOURCED SERVICES volume review;

i)	total cost of OUTSOURCED SERVICES for the preceding six (6) months and/or of the CONTRACT YEAR (as appropriate), including the calculation, in accordance with Schedule 4;

j)	reviewing documentation that ChemPartner is required to update on a regular basis pursuant to the AGREEMENT;

6

k)	together with any other matters as the PARTIES may agree from time to time (e.g. additional reports, further information regarding the performance of the OUTSOURCED SERVICES).

6.3	Results of the PERFORMANCE REVIEW(S) meeting

6.3.1	Upon completion of each meeting, GSK shall prepare a set of minutes documenting the results of the PERFORMANCE REVIEW(S), and shall circulate said minutes to ChemPartner within fifteen (15) WORKING DAYS of the completion of such meetings.

6.3.2	Within five (5) WORKING DAYS from the receipt of the minutes relating to a meeting, the PARTIES shall agree and sign off such minutes. Any actions agreed at a meeting shall be followed up at the next meeting, or as agreed by the PARTIES.

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APPENDIX 6-1

8

APPENDIX 6-1

The following information (including, but not limited to) will need to be completed within a GSK template for each PROJECT related to chemistry OUTSOURCED SERVICES on a quarterly basis:

*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

9

APPENDIX 6-2

10

APPENDIX 6-2

The following information (including, but not limited to) will need to be completed within a GSK template on a weekly basis for each ChemPartner EMPLOYEE engaged in the provision of the chemistry OUTSOURCED SERVICES and submitted on a quarterly basis:

*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

11

APPENDIX 6-3

12

APPENDIX 6-3

The following information (including, but not limited to) will need to be completed within a GSK template for each PROJECT related to relevant biology OUTSOURCED SERVICES on a quarterly basis:

(A)	REAGENT Generation and Validation

*

(B)	Biology Routine ASSAYS

*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

13

APPENDIX 6-4

14

APPENDIX 6-4

The following information (including, but not limited to) will need to be completed within a GSK template on a weekly basis for each ChemPartner EMPLOYEE engaged in the provision of the relevant biology OUTSOURCED SERVICES and submitted on a quarterly basis:

(A)	REAGENT Generation and Validation

*

(B)	Biology Routine ASSAYS

*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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SCHEDULE 7

GSK DELIVERABLES MATRIX

	Collaboration Activities –*									Optional Future Activities
	Stage I	Stage II	Stage III	Stage IV	Stage V	Stage VI	Stage VII	Stage VIII	Stage IX	*
	*	*	*	*	*	*	*	*	*	*	*	*

*	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline

	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline

*	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline

	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline

*	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline

	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline

*	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline

	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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*	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline

	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline	Estimated Timeline

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

2

SCHEDULE 8

MATERIAL TRANSFER AGREEMENT

MATERIAL TRANSFER AGREEMENT

THIS MATERIAL TRANSFER AGREEMENT, together with its Annexes (“MTA”) is made as of [INSERT DATE] (the “COMMENCEMENT DATE”) by [INSERT GSK LEGAL ENTITY WHO WILL BE SHIPPPING THE MATERIALS TO ChemPartner], a company within the GlaxoSmithKline group (“GSK”) whose registered office is at [—], a and [INSERT ChemPartner LEGAL ENTITY] (“ChemPartner”), a company registered in China, and having its principal and business address at, [—].

WHEREAS

(a)

This MTA is subject to the provisions of the Global Research and Development Outsourced Services Agreement (“AGREEMENT”) made by and between GLAXOSMITHKLINE RESEARCH AND DEVELOPMENT LIMITED, registered in England and Wales under company number 835139 and having its registered office at 980 Great West Road, Brentford, Middlesex TW8 9GS, United Kingdom and ChemPartner, having an EFFECTIVE DATE of 23rd December, 2009. This MTA follows an agreed form incorporated into the AGREEMENT, as Schedule 8.

(b)	For the purposes of this MTA, the terms used shall have the same meaning as set forth in the AGREEMENT, unless otherwise specified herein.

(c)

GSK agrees to transfer to ChemPartner certain MATERIALS as detailed in Annex I which are proprietary to GSK and that are necessary for the execution of the [STATEMENT OF WORK No./ PROJECT FORM/STUDY PROTOCOL No. (“PROJECT”) /RESEARCH AGREEMENT No. (“PROGRAM”)]*

(d)	For what is not expressly regulated in this MTA, the PARTIES shall refer to the terms and conditions agreed in the AGREEMENT.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.	DEFINITIONS

The following terms shall have the following meanings when used in this MTA:

1.1	“COMMERCIAL PURPOSES” means the sale, lease, license or any other transfer of the MATERIALS to a THIRD PARTY, including without limitation use of the MATERIALS by ChemPartner or any THIRD PARTY to perform the research and development activities under the AGREEMENT that result in any sale, lease, license or transfer of the MATERIALS to a THIRD PARTY.

1.2	“MATERIALS” shall mean all materials provided by GSK to ChemPartner, as described in Annex I attached hereto.†

Insert reference to corresponding SOW, PROJECT FORM or STUDY PROTOCOL under which the MATERIALS are been transferred.

In case of biological materials, please contact GSK Legal before shipment, as China requires a permit.

1

1.3	“ChemPartner INVESTIGATOR” means [PLEASE INSERT NAME]

In the event of any conflict between the terms and conditions in this MTA and the terms and conditions in the AGREEMENT, then the AGREEMENT shall take precedence and prevail.

2.	OWNERSHIP, USE AND TRANSFER

2.1	Ownership of MATERIALS

GSK warrants that it is the owner of the MATERIALS and legal title to the MATERIALS shall remain with GSK. Nothing in this MTA grants any rights to ChemPartner under any INTELLECTUAL PROPERTY RIGHTS or any GSK KNOW-HOW, or any rights in the MATERIALS or any product or process related thereto or derived therefrom other than those rights specifically set forth herein.

In particular, no rights are provided to ChemPartner to use the MATERIALS or any related INTELLECTUAL PROPERTY RIGHTS of GSK for any profit-making or COMMERCIAL PURPOSES.

2.2	Use of MATERIALS

2.2.1	ChemPartner and ChemPartner INVESTIGATOR shall use the MATERIALS:

A)	exclusively for [PROJECT/PROGRAM]

B)	as established under the AGREEMENT and for no other purpose;

C)	in compliance with Clause 12 of the AGREEMENT;

D)	in compliance with all applicable laws and regulations;

E)	under the direction of GSK and ChemPartner’s INVESTIGATOR or other ChemPartner EMPLOYEES, working under his supervision;

2.2.2	ChemPartner and ChemPartner INVESTIGATOR shall not;

A)	use the MATERIALS for testing in or treatment of human subjects, or for diagnostic purposes involving human subjects without the written consent of GSK.

B)	distribute or make available the MATERIALS to THIRD PARTIES for any purpose without the prior written consent of GSK.

C)	attempt to reverse engineer, deconstruct or in any way determine the structure or composition of the MATERIALS.

In addition, ChemPartner shall only allow ChemPartner EMPLOYEES, sup-contractors and agents under its direct control and supervision to have access to the MATERIALS.

If applicable, ChemPartner and ChemPartner EMPLOYEES shall comply with GSK policy on animal welfare, as described in Schedule 10 to the AGREEMENT.

The MATERIALS are provided to ChemPartner on a non-exclusive basis.

2

2.3	Transfer of MATERIALS

GSK shall be responsible for the transportation of the MATERIALS to ChemPartner’s SITE, unless otherwise agreed in writing by the PARTIES.

The cost of the transfer of the MATERIALS shall be borne by GSK, unless otherwise agreed in writing by the PARTIES.

GSK shall be responsible for insuring and obtaining insurance for the MATERIALS freighted in accordance with the legislation in force.

In the event ChemPartner wishes to transfer the MATERIALS supplied under this MTA to another person or entity, ChemPartner shall;

A)	do so under substantially the same terms and conditions as this MTA, through a new material transfer agreement; and

B)	obtain GSK’s consent pursuant to clause 2.2 and thereafter notify GSK in writing once the transfer has taken place.

3.	INTELLECTUAL PROPERTY AND CONFIDENTIALITY

3.1	GSK retains ownership of the MATERIALS, in accordance with Clause 14 of the AGREEMENT.

3.2	ChemPartner shall disclose to GSK any INVENTIONS or discoveries directly related to the MATERIALS, including new uses of the MATERIALS that arise under this MTA.

3.3	All INTELLECTUAL PROPERTY RIGHTS in any INVENTIONS, discoveries and evaluation data, whether patentable or not, arising from ChemPartner’s use of the MATERIALS and information shall automatically vest in and be owned by GSK.

3.4	Except as provided in this MTA, no express or implied licenses or other rights are provided to ChemPartner under any GSK PATENTS, INTELLECTUAL PROPERTY RIGHTS including any altered forms of the MATERIALS made by ChemPartner. In particular, no express or implied license or other rights are provided to use the MATERIALS, any modifications to the MATERIALS or any related patents or other proprietary rights of GSK for COMMERCIAL PURPOSES.

3.5	This clause 3 does not in any way limit and is subject to clause 14 of the AGREEMENT.

3.6	ChemPartner and ChemPartner INVESTIGATOR are subject to Clause 15 of the AGREEMENT regarding CONFIDENTIALITY.

4.	PERMITS, LICENCES AND APPROVALS

4.1	ChemPartner is solely responsible for compliance with all state, regional and local laws, ordinances and regulations applicable to the use, handling and storage of MATERIALS in the People’s Republic of China (“PRC”).

4.2	ChemPartner will obtain all permits, licenses or other approvals required by any governmental authority in connection with the receipt, handling, storage, disposal and use of the MATERIALS.

4.3	ChemPartner warrants to GSK as follows;

A)	that the MATERIALS may be freely and lawfully used by it in accordance with the OS contemplated under the AGREEMENT.

3

B)	that it shall comply with all laws and regulations of the People’s Republic of China in entering into and performing this MTA.

4.4	GSK agrees to submit to and to use all reasonable efforts to register this MTA with the Ministry of Commerce of the State Council in the PRC as required under the Regulations of the PRC for the Administration of Technology Imports and Exports and to obtain a technology import contract registration certificate from the said Ministry, and thereafter to provide a copy of any obtained certificate to ChemPartner, within a reasonable period of the COMMENCEMENT DATE of this MTA.

5.	NOTIFICATION OF RISKS

5.1	ChemPartner and ChemPartner’s INVESTIGATOR shall inform GSK in writing of any toxicity, health risks, etc. associated with the MATERIALS that are reasonably known to ChemPartner during the performance of this MTA and that may be discovered through the use, handling and storage of the MATERIALS.

6.	REPRESENTATIONS AND WARRANTIES

6.1	Any MATERIALS delivered pursuant to this MTA are understood to be experimental in nature and may have hazardous properties. GSK makes no representations or warranties of any kind relating to the MATERIALS either express or implied, including but not limited to warranties of merchantability or fitness for a particular purpose, or that the use of the MATERIALS will not infringe any INTELLECTUAL PROPERTY RIGHTS.

6.2	ChemPartner assumes all risk and responsibility in connection with the receipt, handling, storage, disposal, and ChemPartner’s use of the MATERIALS including without limitation taking all appropriate safety and handling precautions to minimize health or environmental risk.

6.3	ChemPartner assumes all liability for damages, which may arise from its use, storage or disposal of the MATERIALS. GSK will not be liable to ChemPartner for any direct, indirect, consequential or other loss, damage or expense of any kind whatsoever or in respect of any demand Made by ChemPartner, or made against ChemPartner by any other party, due to or arising from the use, storage or disposal of the MATERIALS by ChemPartner, and whether arising from breach of contracts, negligence or howseoever.

6.4	Nothing in this MTA shall exclude liability for death or personal injury resulting from the negligence of any party, their employees, agents or their sub-contractors.

6.5	ChemPartner shall be liable for and will indemnify GSK (together with its officers, servants and agents) against any and all liability, loss, damages, costs, legal costs, professional and other expenses of any nature whatsoever incurred or suffered by GSK whether direct or consequential (including but without limitation any economic loss or other loss of profits, business or goodwill) arising out of any breach of this MTA by ChemPartner.

7.	TERM AND TERMINATION

7.1	This MTA will remain in force until termination of the [PROJECT/PROGRAM] under which the MATERIALS are transferred to ChemPartner. Upon termination of this MTA, ChemPartner will discontinue its use of the MATERIALS and will, upon direction of GSK, return or destroy (and certify destruction of) any remaining MATERIALS or CONFIDENTIAL INFORMATION in its possession or under its control.

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7.2	Any and all provisions, promises, and warranties contained herein which by their nature or effect are required or intended to be observed, kept or performed after termination or expiration of this MTA will survive the termination or expiration of this MTA, as the case may be, and remain binding upon and for the benefit of the PARTIES hereto.

8.	ASSIGNMENT

ChemPartner shall not assign this MTA not any part thereof without the prior written consent of GSK.

9.	GENERAL PROVISION

9.1	NOTICES

All notices hereunder shall be delivered as follows: (a) personally; (b) by facsimile and confirmed by first class mail (postage prepaid); (c) by registered or certified mail (postage prepaid); or (d) by overnight courier service, to the following addresses of the respective PARTIES:

If to GSK: Attention: [—] Address: [—] Tel: [—] Fax: [—] Email: [—]	With a copy to: [—]
If to ChemPartner: Attention: [—] Address: [—] Tel: [—] Fax: [—] Email: [—]	With copy to: [—]

A notice given in accordance with this Clause shall be deemed to be received:

A)	if left at the recipient’s address during normal business hours, on the date of delivery;

B)	if sent by prepaid registered post, five (5) days after the date of posting;

C)	if sent by an express courier with a reliable system for tracking delivery, on the date of delivery to the recipient; or

D)	if sent by fax to the fax number specified in this MTA (as the same may be altered by notice given in accordance with this MTA) during normal business hours or, if outside the normal business hours of the recipient, then at the beginning of the recipient’s next business day, upon production of a satisfactory transmission report by the fax machine which sent the fax, provided that a confirmation copy is sent by the PARTY giving notice in accordance with a method specified above.

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9.2	LANGUAGE

In the event that this MTA is translated into any other language than English, then the English language version shall prevail.

9.3	GOVERNING LAW AND ALTERNATIVE DISPUTE RESOLUTIONS*

This Agreement is governed by English law.

Any dispute, controversy or claim from or in connection with this MTA, including any question regarding its existence, validity or termination, must be submitted to Clause 36 of the AGREEMENT.

NOTE: If two Chinese companies, two US Companies, or GSK Singapore enter into a MTA, please consult with GSK Legal and the GSK LIASON LEAD before signature, as certain provisions need to be amended.

6

IN WITNESS whereof the hands of the PARTIES or their duly authorised representatives on the date first above written.

[INSERT GSK LEGAL ENTITY WHO WILL BE SHIPPPING THE MATERIALS TO ChemPartner]	[INSERT ChemPartner LEGAL ENTITY]

Name:	Name:
Position:	Position:
Date:	Date

AGREED TO AND ACKNOWLEDGED BY:

By:
[INSERT NAME OF ChemPartner INVESTIGATOR]

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Annex I

[Note: this is an indicative list of MATERIALS, please amend or delete as appropriate]

	DESCRIPTION	AMOUNT/VOLUME/ WEIGHT	SOTRAGE CONDITIONS	DELIVERY DATE
MATERIALS	*

	DESCRIPTION	AMOUNT/VOLUME/ WEIGHT	SOTRAGE CONDITIONS	DELIVERY DATE
BIOLOGICAL MATERIALS	*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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SCHEDULE 9

BIOLOGICAL MATERIALS AND SAMPLES

1.	INTRODUCTION

ChemPartner will have to comply with this Schedule and applicable local regulations when collecting, obtaining, or using SAMPLES for research that is conducted, sponsored, supported or funded by GSK.

ChemPartner and ChemPartner EMPLOYEES, sub-contractors, or agents shall comply with this GSK policies and guidelines regarding the inventory and disposal of SAMPLES, as detailed in Attachment 9-1 and 9-2 of this Schedule.

No human embryonic or foetal samples may be collected, obtained or use for research conducted, sponsored, supported or funded by GSK, unless approved in writing by the GSK Chairman of Research and Development.

2.	SAMPLES COLLECTION

2.1	When SAMPLES are collected by GSK or by another entity specifically for GSK, GSK and/or ChemPartner staff members must ensure that SAMPLES are collected with informed consent and ethics committee/ Institutional Review Board (IRB) approval in accordance with the applicable research requirements of Good Clinical Practice (International Conference on Harmonisation) and applicable local regulation. Additionally, through informed consent, donors must be made aware that the research is being undertaken by a commercial entity and that, where applicable, the research involves the analysis of DNA and /or medical information.

2.2	When GSK obtains SAMPLES from ChemPartner that are collected for reasons unrelated to GSK, GSK staff members must confirm that the entity complied with relevant requirements for informed consent, ethics committee/IRB approval and data privacy. In this event, ChemPartner shall inform GSK about the origin of the SAMPLES and provide any other relevant information. ChemPartner will not utilize SAMPLES that are collected for reasons unrelated to GSK PROJECT(s) and/or PROGRAM(s), unless prior written approval by GSK.

2.3	In general, cells lines (e.g. HeLa), derivatives (e.g. isolated proteins) and preparations of human biological materials (e.g. sub-cellular fractions) that are well established and made available for research use, do not require re- consent and/or ethics committee/IRB approval for the intended research use. GSK will make a case-by-case analysis, in order to determine whether consent is required or not.

3.	USE OF SAMPLES

3.1	GSK and ChemPartner must use SAMPLES only for purposes that are consistent with the consent obtained and in compliance with relevant laws and regulations.

3.2	Additional individual donor consent and ethics committee/IRB approval should be obtained when the research use intended is inconsistent with or beyond the scope of the original consent.

3.3	Additional consent should also be obtained if the original consent did not include analysis of DNA (if relevant to the research proposal) or use of any associated medical information (if relevant to the research proposal).

3.4	In circumstances where individual re-consent cannot practicably be obtained, approval of an ethics committee or IRB (if permissible under the relevant laws and regulation) must be sought to determine whether the research can proceed in the absence of individual consent.

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ATTACHEMENT 9-1

INVENTORY MANAGEMENT GUIDANCE

SAMPLES - Inventory Management Guidance

1.	PURPOSE

This inventory management process is intended to describe the required and best practice activities associated with the receipt, tracking, and storage of SAMPLES to ensure an accurate and complete inventory of SAMPLES managed by ChemPartner and ChemPartner EMPLOYEES for research that is conducted, sponsored, supported or funded by GSK.

2.	PROCESS

2.1	Registration, Storage and Use

Scientists must record (register) all SAMPLES in the tracking system within ten (10) working days of receipt of the SAMPLES and associated information (manifest). This may be done via per SAMPLES registration using individual line entries or via a manifest upload. All received SAMPLES should be compared against the recorded data on the tracking system (verified) and any discrepancies between expected SAMPLES, manifest and received SAMPLES received should be followed-up.

In the event that the Scientist do not have access to a manifest for upload or when resource or facilities are not sufficient to support single SAMPLE registration and verification then the scientist may register a “batch” (shipment) of SAMPLES received as an intermediate step. When registering a batch of SAMPLES there should be reference to any available SAMPLES manifest details. All received containers (e.g. boxes) within a batch should be verified and any discrepancies resolved. All SAMPLES within the batch that are required for use must be registered and verified at the sample level prior to use.

Registration at the SAMPLES or “batch” level must include storage location details (Figure 1).

Scientist must update information on the tracking system in the event that a SAMPLES is relocated, modified or destroyed. If the discrepancy results in a lost or missing sample then the information on the tracking system must be modified to reflect this state and a discrepancy report should be recorded (Figure 2).

2.2	Self-Inspection

ChemPartner and ChemPartner EMPLOYEES should utilize the self-inspection process to review SAMPLES inventory within the department on a regular basis (twice yearly for two years and yearly thereafter).

The self-inspection should be performed in two directions or parts. The first part is to create a list of SAMPLES based on the storage location as indicated in the tracking system and to then verify their storage in that location (Figure 3). The second part is to select a series of SAMPLES at random from within the storage unit, record their location and then search the tracking system to see if the location is accurately recorded (Figure 4). All discrepancies and resolution should be documented output of the process.

Where batch registration has occurred, the self-inspection reports may include comparison of containers on the tracking system versus in storage as well as data compiled based on the ability to locate SAMPLES at time of use.

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Output of the self-inspection should be discussed within the department and any necessary improvements in practices and training needs identified and implemented.

2.3	Determining how many instances to compare during self-inspection

It is recommended when managing SAMPLES to compare at minimum twenty total instances for self-inspection. This can easily be accomplished by review of 10 instances in each direction. Larger facilities will need to conduct a larger number of comparisons. Guidance for determining the number of comparisons in each direction is provided in Figure 5.

An example template has been provided however any template with similar content can be used to record the process and output of the self-inspection (Figure 6).

2.4	Discrepancy Report

Resolved discrepancies identified during routine use should be reflected through updated information on the tracking system.

Unresolved discrepancies identified during routine use of SAMPLES should be recorded against the tracking system. The most common unresolved discrepancies are:

•	Lost or missing SAMPLES: SAMPLES on shipping manifest and recorded in tracking system but not present in storage location. Action: update status to missing

•

Unrecorded SAMPLES: SAMPLES received in shipment but not present on manifest and not recorded in tracking system. Action: record SAMPLES in tracking system with status of “orphan” and try to resolve identity. If unable to resolve identity then destroy and update status.

Discrepancy reports can be viewed at the time of self-inspection by reviewing all SAMPLES with a status of missing or orphan.

2.5	Process Flow Diagrams

The process flow diagrams have been designed to guide scientist and ChemPartner management through the process of registering the receipt of SAMPLES as well as managing their inventory through routine use. Flow diagrams also provide guidance for conduct of self-inspections and resolution and reporting of discrepancies.

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Figure 1: Receipt and Storage of SAMPLES

*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

4

Figure 2: SAMPLES Use and Maintenance

*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

5

Figure 3: Self-inspection to compare contents of tracking system to contents of storage unit by searching for SAMPLES in their location as defined by the tracking system.

*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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Figure 4: Self-inspection to compare contents of storage unit to information on tracking system by selecting SAMPLES from various random locations within the storage unit and checking to see if the location is as indicated on the tracking system.

*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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Figure 5: Guidance to determine number of comparisons to evaluate during self-inspections based on total number of SAMPLES managed within ChemPartner on behalf of GSK.

# samples in storage	samples to inspect
*	*
*	* *
*	*
*	*

Example:

*

*

*

*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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Figure 6: Example template for tracking self-inspection comparisons and outcomes.

Storage Unit/Location Inspected
Inspected by
Date Inspected

Location in tracking system matches sample location

	Sample ID	Reported Location	Actual Location	Action	Result
1
2
3
4
5
6
7
8
9
10

Location of sample matches location in tracking system

	Sample ID	Actual Location	Reported Location	Action	Result
1
2
3
4
5
6
7
8
9
10

Action	Comment	Assigned to	Date Assigned	Date Complete
1

9

ATTACHEMENT 9-2

SAMPLES DISPOSAL GUIDANCE

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SAMPLES — Sample Disposal Guidance

1.	PURPOSE

This SAMPLES disposal process is intended to describe the best practice activities associated with the disposal or destruction of SAMPLES. Should ChemPartner collect, store, use and dispose of SAMPLES on behalf of GSK, it is recommended that it implement these or comparable best practice activities.

2.	SCOPE

Disposal of SAMPLES does not include the depletion of the SAMPLES due to consumption or routine wastage as occurs during the use, dispensing and processing or reprocessing of the SAMPLE. Rather, it is the intentional act of discarding or destroying the SAMPLES for reasons including:

•	Informed consent withdrawn by the participant/donor

•	SAMPLES received in error

•	Insufficient SAMPLES data for storage or use

•	End of retention period as stated in protocol, informed consent or legal agreements

•	SAMPLES integrity is compromised

•	SAMPLES is no longer required for experimentation

•	To ensure compliance with local legislation

In instances where disposal is required to ensure compliance with protocol, informed consent or other legislation, the SAMPLES should be disposed of within thirty (30) days of notification or end of stated retention.

3.	RESPONSIBILITIES

ChemPartner will be responsible for performing the following steps:

(b)	Obtain endorsement for the disposal of SAMPLES according to agreed local processes (e.g custodian or receipt of request for destruction).

(c)	Locate all SAMPLES required for disposal utilizing the tracking system to include samples sent externally (e.g. 3rd Party).

(d)	For all SAMPLES accessible to the consignee, retrieve and dispose as per local processes.

(e)	For all SAMPLES transferred to a 3rd Party, communicate the requirement for disposal per agreed process (optional template provided)

(f)	Record the disposal on the tracking system. For each SAMPLES or batch of SAMPLES, the disposal record will include:

•	Reason for disposal

•	Method of disposal (e.g. incineration).

•	Who completed the disposal

•	Date of disposal

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(g)	Provide confirmation of disposal as required (e.g. investigator, Ethics Committee)

Any documents generated during the request, disposal or confirmation of disposal of SAMPLES must be stored and retained as per records retention requirements.

4.	GSK REQUEST FOR DISPOSAL OF SAMPLES

PROJECT/STUDY PROTOCOL/RESEARCH AGREEMENT Number or Name:

Date of request/notification for SAMPLE destruction:	day/month/year)

Total No. of SAMPLES to destroy:

☐ Listing of samples is included in attachment Name and Date of Attachment Number of pages in attachment

Reason for Disposal:

Inv name/ID	Subject ID	Accession No.	SAMPLE Barcode

GSK DESIGNATED REPRESENTATIVE Signature:

Print Name of GSK DESIGNATED REPRESENTATIVE:

Position:

Date:

A copy of this form will be sent to the external laboratory or group in possession of the relevant SAMPLES. It is the responsibility of the external laboratory or group to carry out the destruction of the SAMPLES as per client specific agreements.

Notification of Sample Destruction

Date of receipt of request for sample(s) destruction:	(day/month/year)

Date of SAMPLE(s) destruction:	(day/month/year)

Method of SAMPLE destruction:	☐ Incineration ☐ Chemical/Additive ☐ Other

Signature of ChemPartner DESIGNATED REPRESENTATIVE:

Print Name of ChemPartner DESIGNATED REPRESENTATIVE:

Position:

Date:

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Confirmation of the destruction is to be sent by FAX or e-mail attachment to the GSK Contact within 30 working days of receipt of this request.

GSK Contact: *

Email address: *

Fax number: *

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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SCHEDULE 10

ANIMAL WELFARE

1.	ChemPartner agrees to comply with all relevant statutes, legislation, regulations and guidelines for the care, welfare and ethical treatment of animals used in research in the country where the OUTSOURCED SERVICES are being performed. In conducting any research involving the use of animals, ChemPartner further agrees to comply with the -“3R” Principles- reducing the number of animals used, replacing animals with non-animal methods whenever possible and refining the research techniques used. All work must be conducted in adherence to the core principles for animals on research studies identified below. Local customs, norms, practices or laws may be additive to the core principles, but ChemPartner agrees to comply, as a minimum, with these core principles:

A.	Access to species appropriate food and water

B.	Access to species specific housing, including species appropriate temperature and humidity levels

C.	Access to humane care and a program of veterinary care

D.	Ability to demonstrate species specific behaviour

E.	Adherence to principles of replacement, reduction and refinement in the design of IN VIVO studies

F.	Study design reviewed by institutional ethical review panel

G.	Commitment to minimizing pain and distress during IN VIVO studies

H.	Work performed by appropriately trained staff

2.	ChemPartner agrees that all STUDY PROTOCOL(s) shall undergo an ethical review, whether or not required by applicable law, and that written documentation confirming ethical review shall be maintained until three (3) years after the termination of this AGREEMENT demonstrating that the review was completed. Those records shall be eligible for inspection by GSK upon reasonable notice and shall be promptly provided to GSK upon request.

3.	If ChemPartner is currently accredited by AAALAC, ChemPartner agrees to make COMMERCIALLY REASONABLE EFFORTS to maintain its AAALAC accreditation during the life of this AGREEMENT.

4.	ChemPartner shall conduct the OUTSOURCED SERVICES only through appropriately trained and qualified staff, and ChemPartner agrees to have policies or procedures in place to ensure the appropriate qualification and training of its ChemPartner EMPLOYEES.

5.	Upon reasonable advance notice, GSK (or its sub-contractor/delegate) shall have the right to audit ChemPartner’s records and facilities. The scope of the audit may include, but need not be limited to, the opportunity to view relevant internal policies, training records, building management records, animal health records, tour the facility, ethical review documents, and otherwise include any documents reasonably necessary to assess compliance by ChemPartner with any of the terms of this Schedule.

6.	ChemPartner shall immediately provide notice to GSK of any impending inspection by a regulatory authority of OUTSOURCED SERVICES or the facilities used for the OUTSOURCED SERVICES, and GSK shall have the right to be present at the inspection, to receive a copy of any report or findings issued by the regulatory authority, and to review and comment in advance on any proposed response by ChemPartner to the regulatory authority. ChemPartner shall also promptly provide GSK with copies of any regulatory enforcement action or inspection findings issued to ChemPartner and relating to the ethical care and treatment of animals, regardless of whether such enforcement action or inspection finding relates to the OUTSOURCED SERVICES.

7.	ChemPartner shall have a procedure in place to audit, assess and approve its external suppliers and distributors who supply animals to ChemPartner to (i) ascertain and confirm the quality of the animals supplied, (ii) ensure legal requirements for the care and welfare of animals are met and (iii) ensure that only purpose bred animals are used to conduct and provide the OUTSOURCED SERVICES. The distance of suppliers from ChemPartner’s test facility shall be minimised (where practicable) and transport processes (e.g. stocking densities, carrying crates, food and water) must ensure minimum stress. On arrival, ChemPartner shall ensure checks are in place to confirm only healthy animals are used in the OUTSOURCED SERVICES. ChemPartner shall document the approval of its animal suppliers and distributors, which documentation shall be made available to GSK upon request. GSK shall the right, but not the obligation, to approve any supplier of non-human primates, which right may be invoked upon notice to ChemPartner.

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SCHEDULE 11

IT INFRASTRUCTURE SYSTEM

2

1.	IT INFRASTRUCTURE SYSTEM

1.1	Description of the IT INFRASTRUCTURE SYSTEM:

The IT INFRASTRUCTURE SYSTEM shall comprise the following:

A)	IT EQUIPMENT and SOFTWARE

The IT INFRASTRUCTURE will minimally comprise IT EQUIPMENT and SOFTWARE to support secure email exchange and additionally may comprise IT EQUIPMENT and SOFTWARE to support collaborative working, data exchange and business processes as agreed by ChemPartner and GSK.

Description of IT EQUIPMENT:

•	Secure File Transfer over SSH as a mechanism to securely transfer DATA to GSK;

•	sFTP SERVER located at ChemPartner’s SITE so that DATA can be deposited for transfer to GSK with access limited to approved ChemPartner EMPLOYEES and GSK staff;

•	GSK Fileshare located inside of the GSK network with access limited to approved ChemPartner EMPLOYEES and GSK staff;

•	GSK SERVER located inside of the GSK network to enable execution of file transfers with access limited to approved GSK staff;

Description of SOFTWARE:

•	Secure email solution to enable secure email communication;

•	Collaboration software hosted by GSK with access limited to approved ChemPartner EMPLOYEES and GSK staff;

•	File Transfer application that periodically transfers DATA from ChemPartner to GSK

•

Required SOFTWARE for the streamlining of business processes, if agreed by the PARTIES e.g. implementation or integration of Electronic Laboratory Notebooks (eLN13), implementation of work request management solution, etc

All IT EQUIPMENT and SOFTWARE shall only be used by ChemPartner’s EMPLOYEES working in the PROJECT(s) and/or the PROGRAM(s) for recording the DATA that result from the conduction and execution of the PROJECT(s) and/or PROGRAM(s).

Additional IT EQUIPMENT and SOFTWARE that is required for the provision of the OUTSOURCED SERVICES must be agreed in writing by the PARTIES.

1.2	Ownership of the IT INFRASTRUCTURE SYSTEM

Details of current IT INFRASTRUCTURE ownership are:

•	sFTP SERVER located at ChemPartner’s SITE is property of ChemPartner and consequently shall be tagged and properly identified as such in all related documentation.

•	All other IT EQUIPMENT comprising the IT INFRASTRUCTURE is owned by ChemPartner.

•	All SOFTWARE provided by GSK is owned by GSK.

1.3	Maintenance of the IT INFRASTRUCTURE SYSTEM

The PARTIES shall each nominate one designated representative to act as IT Technical Support Liaison (“IT LIASON”) for all IT matters related to the provision of the OUTSOURCED SERVICES. Each PARTY shall provide the contact details of their respective IT LIASON at all times and post this information in a folder on the sFTP File SERVER at ChemPartner.

Each IT LIASON will be familiar with all of the components of the IT INFRASTRUCTURE SYSTEM and will pull in appropriate additional expert support as needed to resolve issues in a timely manner.

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The PARTIES shall provide the following maintenance services (including but not limited to repair works, improvements and updates):

A)	Maintenance of IT EQUIPMENT

•	As per GSK instructions, any IT EQUIPMENT provided to ChemPartner needs to be:

(i)	Maintained by ChemPartner;

(ii)	To be in a physically secure location;

(iii)	To have maximum uptime;

(iv)	To have system security, as described in Section 2.

(v)	Labelled and identified as GSK property if owned by GSK.

•	All costs related to the IT EQUIPMENT maintenance shall be borne by ChemPartner.

•

In the event, certain IT EQUIPMENT requires (including but not limited) a permit, license, certificate, special insurance), the IT LIASONs shall inform their respective LIASON LEAD for them to agree on the purchase and payment of any required permit, license and/or insurance.

B)	Access and maintenance of SOFTWARE

•	Access to SOFTWARE

GSK shall be responsible for obtaining, subject to applicable THIRD PARTY software licensors’ consents, such rights to software as maybe required for ChemPartner to perform the OUTSOURCED SERVICES set forth in the relevant STATEMENT OF WORK and/or RESEARCH AGREEMENT.

ChemPartner shall comply with the terms and conditions of any licence (or sub-licence) relating to access to any software which is owned by, or licensed from THIRD PARTIES and which is required by ChemPartner to perform the OUTSOURCED SERVICES set out in the applicable STATEMENT OF WORK and/or RESEARCH AGREEMENT.

In the event, ChemPartner requires entering into a sub-licence in order to be entitled to use the SOFTWARE provided by GSK, GSK will negotiate with the licensor of the software. Costs shall be borne by GSK.

ChemPartner shall be responsible for obtaining, subject to applicable THIRD PARTY software licensors’ consents, such rights to any additional software as maybe required for ChemPartner to perform the OUTSOURCED SERVICES and which is not provided by GSK. Costs shall be borne by ChemPartner.

•	Patch Maintenance

ChemPartner shall maintain all ES SOFTWARE and underlying applications at patch levels that protect the IT INFRASTRUCTURE SYSTEM from known security vulnerabilities that could allow unauthorized access or modification of DATA.

ChemPartner shall document and implement procedures to ensure: (i) monitoring of appropriate sources for information regarding new or emerging threats; (ii) prompt implementation of necessary patches following appropriate change management process including testing as appropriate; (iii) documentation of CHANGES; and (iv) notification to the GSK IT LIASON of any CHANGES performed by ChemPartner that may have an impact to the provision of the OUTSOURCED SERVICES.

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•	Anti-Virus

ChemPartner shall configure and use up-to-date anti-virus software to protect the SOFTWARE and underlying applications as well as any ChemPartner hardware, SOFTWARE, networks and other systems which interface with GSK systems and/or are used to provide the OUTSOURCED SERVICES.

ChemPartner will update anti-virus signatures at least every 24 hours.

2.	SECURITY

2.1	Access to the IT INFRASTRUCTURE SYSTEM

A)	ChemPartner General Security obligations

ChemPartner guarantees GSK that:

(a)	The IT EQUIPMENT and SOFTWARE placed in the GSK DESIGNATED SPACE is environmentally protected (fire, heat, water, dust).

(b)	There is a fire detection/alarm system.

(c)	There is a security group/function with FULL TIME security guards responsible for the building and the security of the SITE.

(d)	Restrict access to those ChemPartner EMPLOYEES that require access to the IT INFRASTRUCTURE in order to perform their responsibilities within a PROJECT and/or PROGRAM.

(e)	All entrances to the building are manned by security guards, or security cameras.

(f)	Security function ensures all persons on the SITE have identification badges showing them to be ChemPartner EMPLOYEES, contractors or visitors.

(g)	Security function controls deliveries.

(h)	Security function has authority to prevent unauthorised persons or vehicles entering or leaving the SITE.

(i)	There are full-time manned reception desks at the main entrances to the SITE.

(j)	In the GSK DESIGNATED SPACE, windows are either sealed or, if they can be opened, have bars or other impediment to prevent unauthorised entry. Where windows do not comply with this requirement, there shall be a documented security procedure for the security function to secure any such access point at close of the business. Unmanned doors cannot be opened from the outside and the roof not accessible from the ground.

(k)	Installation of an electronic access control system (EACS) (or an equivalent system approved by GSK) that may be:

(i)	Programmable to allow or deny access based on the electronic reading of a uniquely identifiable card number. The system shall link the unique card number to a named individual.

(ii)	Controls access to the GSK DESIGNATED SPACE and any of the following which are used in the performance of the OUTSOURCED SERVICES: DATA, SERVER, IT EQUIPMENT and/or any other rooms applicable to the OUTSOURCED SERVICES. The security function sends a list of current access for these locations to the ChemPartner DESIGNATED REPRESENTATIVE, on a monthly basis, to allow periodic review of the access list for appropriateness.

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(iii)	There is a documented process for the security function to follow in granting and revoking access via the EACS. The process links to the Joiner and Leaver procedures in Section 2.5 of this Schedule and the controlled issue of uniquely numbered electronic access cards to individuals.

(iv)	Access to the GSK DESIGNATED SPACE is programmed based on the instructions of GSK – this includes above-contract support staff e.g. network engineers, air-conditioning engineers, electricians etc. Similarly, access is revoked on the instructions of GSK.

(v)	The system shall display real-time access information on a screen located in a security function office or desk. Access violations are detected and logged. Repeat violations are followed up.

(vi)	Evidence of revoked access should be retained by the security function.

(vii)	Door-open time-outs are detected and alarmed by the EACS (or other automated system)

(viii)	The EACS (or an equivalent system approved by GSK) can produce reports of current access permissions to particular areas and logs of access events to particular areas for defined time-periods for use in an investigation.

(ix)	Procedures define how access restrictions are waived for emergency situations

B)	Authentication and Authorization

ChemPartner shall restrict access to the components of the IT INFRASTRUCTURE SYSTEM, underlying applications and DATA under their maintenance and control using appropriate strength authentication and authorization controls in accordance with this Schedule and good industry practices. ChemPartner shall establish, document and enforce a strong password policy in line with good industry practices and GSK POLICIES AND PROCEDURES.

For any SOFTWARE and underlying applications hosted and maintained by ChemPartner: (i) every user account must be attributable to an individual; (ii) every user must have a unique User ID with a personal secret password; (iii) all default passwords for accounts shall be changed or the accounts removed before the system is connected to a public network; (iv) all passwords must be checked for appropriate complexity (minimum complexity settings are a minimum of 7 characters, including at least one alpha and one non-alpha character); (v) user account passwords must not be transmitted in clear text; (vi) all password files shall be strongly encrypted while transmitted and stored; (vii) invalid logon attempts shall lock out the account after a small number of failed logon attempts (i.e. after three (3) failed logons); (viii) all unauthorized access attempts shall be logged; (ix) all successful logins and logouts shall be logged; and (x) ChemPartner shall provide administrative support and/or self-service functionality to reset an account only after identity verification.

Unauthorised access attempts whether successful or not, shall include, without limitation, multiple failed logon attempts, extremely long password attempts in an effort to break into the system through a buffer overrun vulnerability, or other issues that might indicate an attack, provided that infrequent access attempts with erroneous logon or password combinations shall not be considered an “unauthorised attempt”.

The following requirements must be met for any process that supports the definition and/or management of user access to an application:

•	Passwords must be communicated through secure mechanisms. Any passwords communicated via insecure mechanisms such as unencrypted email must be reset by the end user upon initial use.

•	Any revocation and/or modification of user access requested by GSK must be acted upon within 24 hrs of the request of the GSK DESIGNATED REPRESENTATIVE or GSK LIASON LEAD.

•	Access restrictions. Administrators shall restrict end user access on a “need to know” basis, to only that information and/or functions required to perform assigned responsibilities.

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•

ChemPartner shall not grant access to any ChemPartner EMPLOYEE by means of an ID and password, unless approved in writing by the GSK DESIGNATED REPRESENTATIVE and/or GSK IT LIASON. User account must be attributable to a single individual and must never be shared with other ChemPartner EMPLOYEES.

C)	Monitoring

ChemPartner shall monitor all ChemPartner SOFTWARE and underlying applications for unauthorized access, access attempts and modification of DATA. This includes a daily review of log records for indications of unauthorized access attempts. Written procedures shall be in place to ensure: (i) detection of any access attempt by an unauthorized account; (ii) notification of ChemPartner and accountable GSK staff regarding any unauthorized access attempt; (iii) resolution of any security breach resulting from unauthorized access, including identification of any GSK proprietary or confidential information disclosure; and (iv) adequate auditing procedures shall be implemented by ChemPartner to sufficiently, effectively and definitively detect and define the extent of any unauthorized access.

In addition to the above, ChemPartner shall:

(a)	regularly check for and delete viruses in the IT INFRASTRUCTURE SYSTEM that is at ChemPartner’s SITE and is owned by ChemPartner.

(b)	Manage, maintain and update firewalls and gateway devices protecting the IT INFRASTRUCTURE SYSTEM that is at ChemPartner’s SITE and is owned by ChemPartner;

(c)	Collect and retain, for GSK’s review, access logs recording access to the IT INFRASTRUCTURE SYSTEM by the ChemPartner EMPLOYEES and/or GSK EMPLOYEE that is at ChemPartner’s SITE and is owned by ChemPartner;

(d)	monitor network traffic and take steps to investigate unusual variations in the volume of such traffic;

(e)	configure and use up-to-date, state-of-the-art anti-virus and other security software to protect GSK’s and ChemPartner’s IT EQUIPMENT, SOFTWARE, networks, and other systems which interface with the IT INFRASTRUCTURE SYSTEM and/or are used to provide the OUTSOURCED SERVICES, in a manner approved by GSK;

ChemPartner shall not, without the prior written agreement of GSK, insert or allow the insertion into any SOFTWARE and/or the IT INFRASTRUCTURE SYSTEM of any code that would have the effect of disabling or otherwise shutting down all or any portion of the OUTSOURCED SERVICES. With respect to any disabling code that may be part of the software and/or the IT INFRASTRUCTURE SYSTEM, ChemPartner shall not invoke such disabling code at any time, including upon termination of the OUTSOURCED SERVICES (or any part of them), without GSK’s prior written consent.

2.2	Access to the IT EQUIPMENT and SOFTWARE

At all times, ChemPartner shall keep an updated list of all ChemPartner EMPLOYEES with access to the IT EQUIPMENT and SOFTWARE maintained and hosted by ChemPartner. And shall make this information available upon GSK’s request.

At all times, GSK shall keep an updated list of all ChemPartner EMPLOYEES with access to the IT EQUIPMENT and SOFTWARE maintained and hosted by GSK.

2.3	Access to DATA

The DATA shall only be accessible to ChemPartner’s EMPLOYEES providing the OUTSOURCED SERVICES.

ChemPartner shall procure that ChemPartner EMPLOYEES shall:

(a)	not attempt to access, or allow access to, any files or programs used in the provision of the OUTSOURCED SERVICES, including the IT INFRASTRUCTURE SYSTEM, to which they do not require access in order to provide the OUTSOURCED SERVICES, or to which they are prohibited from accessing under the AGREEMENT or applicable law;

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(b)	prevent those who do not require access in order to carry out their obligations under the AGREEMENT from gaining access to the GSK System;

(c)	not collect, stop, process or otherwise make use of DATA for any purpose other than that which is directly in relation to the performance of the OUTSOURCED SERVICES;

(d)	not purport to sell, let for hire, assign rights in or otherwise dispose of any DATA;

(e)	not make any DATA available to any THIRD PARTY other than that which is necessary to enable that person to perform its part of the OUTSOURCED SERVICES and then only to the extent and in compliance with the AGREEMENT;

(f)	not commercially exploit any of the DATA; and

(g)	in the course of providing the OUTSOURCED SERVICES, only grant ChemPartner EMPLOYEES access to DATA and the IT INFRASTRUCTURE SYSTEM on a need to access basis in accordance with GSK’s security clearance/authorisation policy or otherwise at the direction of GSK.

ChemPartner shall maintain security measures to guard against any unauthorised access, against the introduction of any viruses into the IT INFRASTRUCTURE SYSTEM, against any instances of fraud and against any alteration or destruction of the IT INFRASTRUCTURE SYSTEM and DATA within the control of the ChemPartner. Such measures shall be no less rigorous than those maintained by the ChemPartner for its own systems and information of a similar nature and such as are necessary to ensure that, in the event of any corruption or loss of DATA within the control of the ChemPartner, regardless of the cause, ChemPartner is in a position to restore or procure the restoration of such DATA. At a minimum, these measures shall include:

(a)	the provision of software which requires all users to enter a unique User ID number and password prior to gaining access to the IT INFRASTRUCTURE SYSTEM and/or DATA;

(b)	not using general administrator or root IDs for job functions except where first logging in with a personal ID that establishes an audit trail;

(c)	carrying out regular changes to all passwords through an agreed ageing process with effect from the EFFECTIVE DATE;

(d)	removing the access authorisations, including the passwords, of any ChemPartner EMPLOYEES who leave their employment or who are otherwise;

(e)	removing, within two (2) hours from the moment the termination notice is give to ChemPartner, any access authorisations and passwords for any individuals who no longer have a business need and/or are no longer authorised to access the IT INFRASTRUCTURE SYSTEM and/or DATA;

(f)	ongoing management, maintenance and updating of firewalls and gateway devices protecting the IT INFRASTRUCTURE SYSTEM;

(g)	collection and retention, for GSK’s review, of access logs recording access to the IT INFRASTRUCTURE SYSTEM by the ChemPartner EMPLOYEES and/or GSK EMPLOYEES;

(h)	monitoring network traffic and taking steps to investigate unusual variations in the volume of such traffic;

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(i)	configuring and using up-to-date, state-of-the-art anti-virus and other security software to protect GSK’s and ChemPartner’s IT EQUIPMENT, SOFTWARE, networks, and other systems which interface with the IT INFRASTRUCTURE SYSTEM and/or are used to provide the OUTSOURCED SERVICES, in a manner approved by GSK;

(j)	scanning SOFTWARE in accordance with good industry practice to detect and eliminate viruses;

(k)	scanning workstations for unauthorized software, subject to local law; and

GSK shall have the right to establish backup security DATA and to keep backup DATA and DATA files in its possession, as described in Section 2.6 of this Schedule.

ChemPartner shall comply with GSK’s reasonable requirements in respect of the segregation of DATA, as GSK shall notify to the ChemPartner in writing from time to time.

2.4	Joiner/Leaver Process of ChemPartner’s EMPLOYEES

2.4.1	ChemPartner shall ensure that all ChemPartner EMPLOYEES providing the OUTSOURCED SERVICES are properly vetted and that adequate security checks, as described in Schedule 15.

2.4.2	Joiner Process:

(a)	Joiner completes ChemPartner internal human resources standard induction process, including issue of employee photo-badge and electronic access card. ChemPartner EMPLOYEES shall make aware of the confidentiality obligations, as described in Clause 15 and 22.1.4 (h) of the AGREEMENT.

(b)	ChemPartner human resources will initiate the background and criminal history checks in parallel.

(c)	Upon ChemPartner human resources communication that the background check is satisfactory, ChemPartner shall inform the GSK DESIGNATED REPRESENTATIVE, so that:

•	Access, including passwords and accounts, can be granted by GSK to the joiner for relevant GSK hosted IT INFRASTRUCTURE and underlying applications.

•	GSK and ChemPartner can agree that access, including passwords and accounts, can be granted by ChemPartner to the relevant ChemPartner hosted IT INFRASTRUCTURE and underlying applications.

2.4.3	Leaver Process:

(a)	The Leaver Process is triggered for any ChemPartner EMPLOYEE providing OUTSOURCED SERVICES when he/she leaves ChemPartner, transfers to other duties, or absconds.

(b)	The ChemPartner IT LIASON shall ensure the following:

•

ChemPartner Security function is informed to revoke electronic access to the ChemPartner SITE and GSK DESIGNATED SPACE, within two (2) hours from the moment the termination notice is given to ChemPartner.

•

ChemPartner IT LIASON is informed to revoke accounts and passwords for access to any IT INFRASTRUCTURE and underlying applications that ChemPartner host, within two (2) hours from the moment the termination notice is given to ChemPartner.

•

GSK LIASON LEAD and GSK DESIGNATED REPRESENTATIVE is informed by e-mail that the Leaver has ceased to provide the OUTSOURCED SERVICES and they must submit requests following GSK processes to revoke all access and accounts to GSK SOFTWARE and IT EQUIPMENT.

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2.5	Back-Up Copies and Recovery

2.5.1	ChemPartner shall take reasonable precautions (having regard to the nature of other obligations under this Schedule) to preserve the integrity of the DATA and to prevent any corruption or loss of the DATA.

2.5.2	All back-up copies will be handled by GSK.

2.5.3	In the event that the DATA is corrupted or lost as a result of any default by ChemPartner, GSK shall have the option, in addition to any other remedies that may be available to it either under this Schedule or otherwise, to elect either of the following remedies:

(a)	GSK may require ChemPartner at its own expense to restore or procure the restoration of the DATA using the back-up copy stored by GSK referred in clause 2.6.2 above; or

(b)	GSK may itself restore or procure restoration of the DATA using the back-up copy referred to in Clause 2.6.2 above, and ChemPartner shall reimburse GSK as to all/any reasonable expenses so incurred.

2.6	Incident Reporting and Investigation

2.6.1	If there is an indication that the IT INFRASTRUCTURE SYSTEM and/or the DATA has been compromised by any failure, disruption, malfunctioning, technical problem, or security breach: (i) the system shall be immediately powered down; (ii) GSK’s LIASON LEAD and the IT LIASON shall be notified as soon as possible (but in any event no later than twenty four (24) hours after learning of the incident); and (iii) contact information for GSK LIASON is (External) +1.215.751.4380, (Internal) 7/8.288.4380 or, alternatively, an e-mail message can be sent to global-it.security@GSK.com.

2.6.2	In addition, if ChemPartner or any of the ChemPartner EMPLOYEES, agents or sub-contractors are requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, Court petition/order or other similar process) to disclose any of the DATA, ChemPartner shall take all reasonable steps to prevent disclosing the DATA without first providing GSK with adequate prior written notice of any such request or requirement so that GSK may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Schedule. In such a situation, ChemPartner shall exercise COMMERCIALLY REASONABLE EFFORTS to preserve the CONFIDENTIALITY of the DATA, including without limitation, cooperating with GSK, at GSK’s sole cost and expense, to obtain an appropriate protective order or other reliable assurance that confidential treatment shall be accorded the DATA by the competent authorities requesting such DATA.

2.6.3	ChemPartner shall develop, maintain and update an action plan for dealing with any breach of security at the SITE and/or the GSK DESIGNATED SPACE, including establishing security violation and unauthorised access attempt report mechanisms. ChemPartner shall provide a copy of the action plan to GSK on request, and whenever it proposes to make changes to such plan, the ChemPartner shall consult with GSK and give reasonable consideration to incorporating any concerns and/or suggestions made by GSK prior to implementation,

2.6.4	In the event of a security violation, or attempted security violation, at the SITE and/or the GSK DESIGNATED SPACE, ChemPartner shall:

•

notify the GSK LIASON LEAD and the GSK IT LIASON immediately by telephone or e-mail, in either case to be confirmed in writing within twenty four (24) hours, of any perceived or actual security risks or weaknesses detected by ChemPartner (or notified to the ChemPartner by a THIRD PARTY) in the IT INFRASTRUCTURE SYSTEM and/or the DATA;

•	carry out immediately an investigation of the incident;

•	where appropriate, initiate immediately corrective actions to minimise re-occurrence (within forty eight (48) hours from the security violation); and

•	prepare and retain documentation of the investigation of the violation and provide a copy to the GSK LIASON LEAD within five (5) days from the security violation.

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2.6.5	ChemPartner shall define, in conjunction with GSK, a rapid response procedure and rapid response team for those security incidents identified by the rapid response team as requiring immediate action.

2.6.6	ChemPartner shall ensure that all ChemPartner EMPLOYEES use COMMERCIALLY REASONABLE EFFORTS to ensure that they note and report:

•	any observed or suspected security weakness or incident; and

•	any malfunctions that cause or could cause a security or legal or regulatory incident,

•

ChemPartner shall report any such weaknesses, incidents or malfunctions to the GSK LIASON LEAD. ChemPartner shall also establish appropriate mechanisms, including audit trails, to enable the types, volumes and costs of such weaknesses, incidents and malfunctions.

•	ChemPartner shall identify and implement appropriate methods to prevent recurrence of the same.

2.6.7	ChemPartner shall ensure proper segregation of duties undertaken by ChemPartner EMPLOYEES in order to reduce the opportunity for, or the risk of, unauthorised modification or misuse of the IT INFRASTRUCTURE SYSTEM and/or the DATA.

2.7	Improvement and CHANGES to the Security

At GSK’s request and upon reasonable prior written notice, ChemPartner and GSK will meet to discuss the adequacy of ChemPartner’s then-current DATA security practices. Within thirty (30) days of GSK’s request, or within such other period of time as mutually agreed upon by the PARTIES, ChemPartner agree to update their respective security practices, as reasonably requested by GSK in conjunction with such meetings, to protect the IT INFRASTRUCTURE SYSTEM in accordance therewith. If, at any time during the term hereof, the PARTIES disagree as to the precise security practices which constitute “leading industry standards” and/or the appropriateness of GSK-requested security practices updates to protect the DATA, then, in such event, the PARTIES shall refer to the OUTSOURCED SERVICES MANAGEMENT BOARD, as described in Schedule 5 to the AGREEMENT.

2.8	BUSINESS CONTINUITY PLAN (“BCP”)

ChemPartner shall ensure that the BCP includes:

(a)	back-up methodology;

(b)	DATA verification and storing procedures;

(c)	documentation of business processes, procedures and responsibilities;

(d)	provision of appropriate levels of spares, maintenance of the IT EQUIPMENT and test of the IT EQUIPMENT;

(e)	responsibilities of the Sub-ChemPartners in the event of a disaster;

(f)	a communications strategy between the PARTIES; and

(g)	procedures for reverting to normal service.

If ChemPartner has an alternative site, GSK will work with ChemPartner to set-up alternate connectivity depending on the outage length.

The BCP shall be reviewed by the PARTIES annually, or at such other times as may be requested by GSK or the ChemPartner. ChemPartner BCP is attached as Schedule 15.

3.	DATA MANAGEMENT

3.1	DATA Archiving

All DATA shall only be stored and kept in the sFTP SERVER at the SITE dedicated to the provision of the OUTSOURCED SERVICES.

ChemPartner agrees to use reasonable care in safeguarding, inventorying and handling all GSK DATA and supporting documentation (hereinafter collectively termed “Archives”) gathered, generated, or obtained in relation to performance of OUTSOURCED SERVICES under the AGREEMENT by ChemPartner, whether in intangible or tangible form (such as notebooks, original or raw data, protocols, or final report copies).

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ChemPartner shall protect all DATA held in a physical form by adopting a “clear desk” policy and disposing of such information securely by treating it as CONFIDENTIAL waste. ChemPartner shall ensure that all DATA, files, documentation or other records relating to the OUTSOURCED SERVICES are stored in locked filing cabinets or similar storage areas at all times outside the ChemPartner’s WORKING HOURS.

3.2	Encryption of DATA

ChemPartner shall limit access to DATA to those specifically authorized by GSK or GSK’s designee. When transferred over non-secure communication channels ChemPartner will encrypt all DATA transferred between GSK or its THIRD PARTY agents (including without limitation the Internet, mail or via courier) as allowed by law. ChemPartner will encrypt at all times all GSK CONFIDENTIAL INFORMATION and PERSONAL DATA, whether in storage, production, transmission or otherwise. GSK reserves the right to, for any reason at its sole discretion, monitor or examine electronic communications or GSK IT Resources at any time. The IT INFRASTRUCTURE SYSTEM is provided and intended for the provision of the OUTSOURCED SERVICES.

When transferred over non-secure communication channels, all DATA transmitted shall be as strongly encrypted as is permitted by law.

In the event the encryption technology provided by GSK falls within the scope of the Catalogue of Technologies Prohibited or Restricted from Import, ChemPartner shall promptly inform the GSK LIASON LEAD. ChemPartner shall advice and provide support to GSK if further approval or registration of the encryption technology is required under the Regulations of the PRC for the Administration of Technology Imports and Exports before the Ministry of Commerce (MOFCOM) and the Ministry of Science and Technology, or any other competent authority.

3.3	Restoration of DATA

In the event of an emergency, disaster or disruptive incident affecting the OUTSOURCED SERVICES, ChemPartner is to work with GSK in providing the alternate site. ChemPartner is to be responsible for equipping the site with the necessary hardware and communication capability using COMMERCIALLY REASONABLE EFFORTS to reinstitute critical services as promptly as possible.

During the term of the AGREEMENT, ChemPartner would replace any DATA processing IT EQUIPMENT lost in a disaster. For other expenses associated with restoration, although not part of the current AGREEMENT, GSK and ChemPartner would be available to provide resources for the facility restoration effort.

The roles and responsibilities for restoration of this facility shall be defined in the BCP, as described in Section 2.9 above.

3.4	DATA Monitoring

Co-operation to implement and investigate.

ChemPartner shall monitor all SOFTWARE and system firmware for unauthorised access, access attempts and modification of DATA, which shall include a daily review of log records for indications of unauthorised access attempts.

ChemPartner shall put in place, and follow, written procedures to ensure:

(a)	detection of any access attempt by an unauthorised account;

(b)	notification of the ChemPartner and GSK IT LIASON regarding any unauthorised access attempt;

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(c)	resolution of any security breach resulting from unauthorised access, including identification of any proprietary or CONFIDENTIAL INFORMATION disclosure, as described in Section 2.7 of this Schedule.

GSK reserves the right to monitor the DATA and IT EQUIPMENT for violations of GSK POLICIES AND PROCEDURES, or actions that may contravene the AGREEMENT.

4.	CHANGES

4.1	Level of Changes

Changes relating to network connectivity must be notified in writing to the GSK IT LIASON three (3) weeks prior to the CHANGE.

Changes to the ChemPartner internal IT INFRASTRUCTURE SYSTEM must be notified in writing to the GSK IT LIASON ten (10) days prior to the CHANGE.

Any security breach must be notified to the GSK IT LIASON within twenty four (24) hours from the breach.

4.2	Process

4.2.1	Any CHANGE made by the PARTIES that may impact the ability to share/exchange DATA or causes a disruption in the level of OUTSOURCED SERVICES service between ChemPartner and the GSK, shall be documented in writing by sending an email to the respective IT LIASON(s).

4.2.2	Where a written request for a CHANGE is submitted by the GSK IT LIASON, ChemPartner shall, unless otherwise agreed, conduct the requested CHANGE within three (3) weeks of the date of the request.

4.2.3	Each CHANGE request shall contain:

(a)	the title of the CHANGE;

(b)	the originator and date of the request or recommendation for the CHANGE;

(c)	the reason for the CHANGE;

(d)	full details of the CHANGE, including any specifications;

(e)	the price, if any, of the CHANGE

4.2.4	Any CHANGE required as a result of the introduction of new GSK IT POLICIES AND PROCEDURES and/or or the modification or deletion of existing GSK IT POLICIES AND PROCEDURES (and any resulting changes to the OUTSOURCED SERVICES and/or the FEES) shall be made in accordance with the process set out in this Section.

5.	GOVERNANCE

5.1	Governance

The PARTIES shall appoint their respective IT LIASON. The IT LIASONs will coordinate with other IT stakeholders within the PARTIES organisation.

5.2	Escalation Procedure

In the event of any discrepancy between ChemPartner IT LIASON AND GSK IT LIASON, the interpretation, and/or the implementation of this Schedule, the PARTIES shall refer the matter to the OUTSOURCED SERVICES MANAGEMENT BOARD, as described in Schedule 5 to the AGREEMENT.

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5.3	Audits

GSK has the right to AUDIT ChemPartner as described in Clause 19 of the AGREEMENT. In addition to the referred, GSK may audit the DATA and examine the IT INFRASTRUCTURE SYSTEM that process, store, support and transmit that DATA; the IT EQUIPMENT and SOFTWARE, the general controls and security practices and procedures regarding the IT INFRASTRUCTURE SYSTEM and the disaster recovery and back-up procedures

5.4	Compliance with GSK POLICIES AND PROCEDURES

5.4.1	ChemPartner shall comply with all GSK POLICIES AND PROCEDURES related to the IT INFRASTRUCTURE SYSTEM, as described in Schedule 15 and posted in a folder on the sFTP SERVER at Chem Partner.

5.4.2	Where ChemPartner does not currently comply, a plan should be available to demonstrate progress towards compliance. Where ChemPartner is unsure of how to comply with a GSK POLICY AND PROCEDURE, it is ChemPartner’s responsibility to raise this with GSK IT LIASON to obtain the necessary clarification.

5.4.3	GSK shall provide ChemPartner EMPLOYEES with all necessary materials and appropriate training in the use of the IT EQUIPMENT and IT INFRASTRUCTURE, GSK SOFTWARE and underlying applications needed to support provision of OUTSOURCED SERVICES.

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SCHEDULE 12

DATA PROTECTION

1.	DEFINITIONS

For the purposes of this Schedule, the following terms shall have the following meanings:

“DPA” means the Data Protection Act 1998 (England and Wales) and all subordinate legislation implemented pursuant thereto, including in all cases, as amended or replaced;

“GSK Personal Data” means the PERSONAL DATA transferred by GSK, or as applicable a GSK AFFILIATE, to the ChemPartner from time to time;

“Privacy Legislation” means, in the case of GSK, the DPA, and in all other cases (including without limitation in relation to any GSK AFFILIATE) means all laws governing, in whole or in part, privacy and/or the protection of PERSONAL DATA and/or security requirements in relation to PERSONAL DATA having effect in any legal jurisdiction including, without limitation, Conventions, Protocol, Directives, acts of parliament, statutes, subordinate legislation, orders, regulations, enactments, other similar instruments, common law and court made law or jurisprudence and other similar laws (and to the extent they assist with achieving compliance, all related guidance and policy as published by any body tasked with implementing or overseeing such laws);

“Process” in the case of GSK shall have the meaning ascribed to that expression in the DPA and in all other cases shall have the meanings set out in the applicable Privacy Legislation;

“PERSONAL DATA” in the case of GSK, shall have the meaning ascribed to that expression in the DPA, and in all other cases, shall have the meanings set out in the applicable Privacy Legislation;

Capitalised expressions used in this Schedule but not defined in this Schedule shall have the meanings ascribed in to them in the AGREEMENT.

2.	DATA PROTECTION PRINCIPLES

2.1	PERSONAL DATA must:

•	be fairly and lawfully Processed

•	be Processed for limited purposes

•	be adequate, relevant and not excessive

•	be accurate

•	not be kept longer than necessary

•	be Processed in accordance with the Data Subject’s rights

•	be kept secure

•	not be transferred to countries without an adequate level of protection

3.	PERSONAL DATA

3.1	Each PARTY agrees to comply with their respective obligations under all applicable Privacy Legislation in respect of PERSONAL DATA obtained by or disclosed to it pursuant to this AGREEMENT.

3.2	ChemPartner shall comply strictly with all requirements of applicable Privacy Legislation including, without limitation, obtaining and maintaining all necessary registrations and notifications required by such Privacy Legislation.

3.3	ChemPartner shall not through any act or omission whether in the course of performing its obligations under this AGREEMENT or otherwise, do or fail to do anything that puts GSK or any GSK AFFILIATE in breach of any Privacy Legislation applicable to it.

3.4	ChemPartner warrants that it is not, at the date of this AGREEMENT, and has not been since the EFFECTIVE DATE, aware of any matter or circumstance, which would cause it to be unable to comply fully with the provisions of this Schedule 12.

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4.	DATA PROTECTION

4.1	ChemPartner accepts that in relation to all GSK Personal Data that:

(i)	GSK and/or the relevant GSK AFFILIATE alone shall determine the purposes for which, and the manner in which, GSK Personal Data shall be Processed by ChemPartner and other third parties;

(ii)	GSK shall be the data controller (as defined in applicable Privacy Legislation);

(iii)	ChemPartner shall be the data processor (as defined in applicable Privacy Legislation) and shall not be entitled to Process GSK Personal Data other than pursuant to and in accordance with the terms of this AGREEMENT.

4.2	In addition to its obligations under the Privacy Legislation, ChemPartner agrees to:

(i)	process GSK Personal Data only in accordance with GSK’s written instructions, or as applicable the written instructions of the relevant GSK AFFILIATE, including without limitation in relation to any requirements as to how PERSONAL DATA is disposed of or destroyed;

(ii)	take all necessary steps to ensure that its Processing of GSK Personal Data is fair and lawful;

(iii)	process GSK Personal Data only for the purposes of performing this AGREEMENT;

(iv)	keep and store all PERSONAL DATA on the GSK IT INFRASTRUCTURE SYSTEM only, and without prejudice to the foregoing, within the GSK DESIGNATED SPACE;

(v)	disclose the PERSONAL DATA only to those ChemPartner EMPLOYEES as it considers necessary for the performance of the SERVICES, provided that the ChemPartner shall have first taken reasonable steps to ensure the reliability and integrity of all ChemPartner EMPLOYEES acquiring access to PERSONAL DATA;

(vi)	procure that the ChemPartner EMPLOYEES will be informed of the confidential nature of the PERSONAL DATA and the requirements of the applicable Privacy Legislation and will receive suitable training in the requirements of the Privacy Legislation.

(vii)	take all necessary disciplinary actions against any of the ChemPartner EMPLOYEES who act in any way in breach of the requirements of this Schedule 12, ChemPartner’s duty of confidentiality, or the Privacy Legislation, in a prompt manner;

(viii)	not transmit in any form or by any means whatsoever the PERSONAL DATA outside the designated GSK DESIGNATED SPACE from which it is providing the OUTSOURCED SERVICES (except for the transfer of PERSONAL DATA for off site security backup at [either the ChemPartner’s or GSK’s or the relevant GSK AFFILIATE’s designated disaster recovery site]) unless requested in writing to do so by GSK or the relevant GSK AFFILIATES.

(ix)	as soon as is practically possible, deliver to GSK and/or the relevant GSK AFFILIATES, at their request, all disks, tapes, other electronic storage devices and the like in its possession, custody and control, that include or relate to the PERSONAL DATA, and shall not retain any copies therefore in any computer or electronic retrieval;

(x)	not disclose GSK Personal Data to any third party without GSK’s (or the relevant GSK AFFILIATE’s) prior written consent, unless the disclosure is required by law and ChemPartner complies with Paragraph 4.2(xi);

(xi)	retrieve the relevant PERSONAL DATA and provide a full copy of such PERSONAL DATA to GSK, or as applicable to the relevant GSK AFFILIATE, as soon as possible but in any event within twenty five (25) days of receipt of notice containing the request, where GSK or a GSK AFFILIATE requests PERSONAL DATA for the purpose of complying with a subject access request under the Privacy Legislation;

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(xii)	immediately notify GSK and the relevant GSK AFFILIATE if and when the disclosure of GSK Personal Data may be required by law or by order of a court or any other competent authority so as to allow GSK or the relevant GSK AFFILIATE to challenge such disclosure and to this end, ChemPartner shall co-operate with and assist in any challenge;

(xiii)	take, put in place and maintain all necessary technical and organizational security measures so as to secure the confidentiality of the PERSONAL DATA and prevent against unauthorized or unlawful Processing of PERSONAL DATA and to protect against accidental or unlawful destruction or accidental loss, alteration, unauthorized disclosure or access, in particular where the Processing involves the transmission of PERSONAL DATA over a network;

(xiv)	put into place and maintain appropriate technical and organisational measures against unauthorised access, loss, destruction, misuse, modification, disclosure or damage to GSK Personal Data including without limitation by ensuring that only duly authorised officers, employees, agents and contractors are permitted access to GSK Personal Data and assuming full responsibility for monitoring and restricting the use of secure passwords, user identification numbers and other security procedures; and

(xv)	permit GSK and any GSK AFFILIATE, by its duly authorised representatives, upon reasonable prior notice to ChemPartner from time to time, to inspect and audit ChemPartner’s Processing activities hereunder, and comply with all instructions and directions from GSK or any GSK AFFILIATE during or as a result of such inspection and/or audit, to enable GSK to verify and/or procure that ChemPartner is in full compliance with its obligations under this AGREEMENT regarding the Processing of GSK Personal Data;

(xvi)	at the request of GSK or the relevant GSK AFFILIATE following the termination or expiry of this AGREEMENT or any part of this AGREEMENT, at their discretion, immediately return or destroy the PERSONAL DATA (including all copies of it).

4.3	In the event that:

(i)	PERSONAL DATA is disclosed by ChemPartner, in violation of this AGREEMENT or applicable laws pertaining to privacy or data security, or

(ii)	ChemPartner discovers, is notified of, or suspects that unauthorized access, acquisition, disclosure or use of PERSONAL DATA has occurred (“Privacy Incident”),

ChemPartner shall notify GSK immediately in writing of any such Privacy Incident and shall cooperate fully in the investigation of the Privacy Incident. To the extent that a Privacy Incident gives rise to a need, in GSK’s sole judgment, to provide (a) notification to public authorities, individuals, or other persons, or (b) undertake other remedial measures (including, without limitation, notice, credit monitoring services and the establishment of a call centre to respond to inquiries (each of the foregoing a “Remedial Action”)), at GSK’s request, ChemPartner shall, at ChemPartner’s cost, undertake such Remedial Actions. The timing, content and manner of effectuating any notices shall be determined by GSK in its sole discretion.

5.	INDIVIDUAL COMPLAINTS

5.1	If an individual complains to GSK or any GSK AFFILIATE that ChemPartner (or any ChemPartner EMPLOYEES) have, in the performance of this AGREEMENT, breached the rights of that or any other individual or handled any PERSONAL DATA inappropriately whether through misuse or wrongful disclosure or otherwise, ChemPartner, upon request, must promptly give GSK and the affected GSK AFFILIATE sufficient details about the complaint to enable GSK and the affected GSK AFFILIATE to complete an investigation and inquiry into the complaint and minimise any further mishandling or wrongful or unlawful use of PERSONAL DATA. ChemPartner shall assist GSK and the affected GSK AFFILIATE to investigate the complaint by co-operating with GSK’s requests and the requests of the affected GSK AFFILIATE and further providing GSK and the affected GSK AFFILIATE and their authorised representatives with access to written records and computer systems and permitting GSK and the affected GSK AFFILIATE to interview ChemPartner EMPLOYEES.

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5.2	If an individual complains to ChemPartner that ChemPartner (or any ChemPartner EMPLOYEES) have, in the performance of this AGREEMENT, breached the rights of that or any other individual or handled any PERSONAL DATA inappropriately whether through misuse or wrongful disclosure or otherwise, ChemPartner must:

(i)	promptly inform GSK and the affected GSK AFFILIATE of the complaint; and

(ii)	provide GSK and the affected GSK AFFILIATE with the PERSONAL DATA that is the subject of the complaint; and

(iii)	assist GSK and the affected GSK AFFILIATE to investigate the complaint by cooperating with GSK’s requests and the requests of the affected GSK AFFILIATE and further providing GSK and the affected GSK AFFILIATE and their authorised representatives with access to written records and computer systems and permitting GSK and the affected GSK AFFILIATE to interview ChemPartner EMPLOYEES.

6.	PRIVACY POLICIES OF GSK

Without limiting the provisions of Schedule 12, ChemPartner agrees to comply with each privacy, security and data processing policy of GSK and of each GSK AFFILIATE as if it were bound by that policy in respect of PERSONAL DATA obtained by or disclosed to ChemPartner pursuant to this AGREEMENT.

7.	SUPPLIER INDEMNITY

ChemPartner indemnifies GSK and each GSK AFFILIATE, and must keep them indemnified, in respect of all demands, claims, proceedings, liabilities, fines, penalties, losses, damage, costs and expenses incurred by or awarded against GSK or a GSK AFFILIATE arising out of or in connection, directly or indirectly, with any breach by ChemPartner of its obligations under Clause 16 and this Schedule 12 or under applicable Privacy Legislation.

8.	DATA TRANSFERS

8.1	GSK and ChemPartner acknowledge and accept that any GSK PERSONAL DATA Processed or to be Processed pursuant to this AGREEMENT may be subject to transfer between countries (each a “Data Transfer”) including from a country within the European Economic Area to a country outside the European Economic Area (an “EU Data Transfer”) and, that in the event of a Data Transfer, GSK or the GSK AFFILIATE, as applicable, may require ChemPartner and such of its AFFILIATES and contractors (including any contractors to AFFILIATES of ChemPartner) engaged in performing the SERVICES, to enter into a separate AGREEMENT for the protection of PERSONAL DATA (including without limitation in the case of an EU Data Transfer, an AGREEMENT which provides for adequate protection in accordance with Article 25 of EU Directive 95/46/EC and any applicable local law implementations of that Directive), and that ChemPartner shall procure the same.

8.2	In the event that GSK or any GSK AFFILIATE makes a request pursuant to Paragraph 8.1 of this Schedule 12, ChemPartner shall, and shall procure that all of its AFFILIATES and contractors (including any contractors to AFFILIATES of ChemPartner) engaged in performing the SERVICES enter into an AGREEMENT with GSK or as appropriate the relevant GSK AFFILIATE on such terms as GSK or the relevant GSK AFFILIATE may propose or require (which, for the avoidance of doubt, in the case of an EU Data Transfer may include the “Standard Contractual Clauses for the Transfer of Personal Data from the Community to Third Countries (Controller to Processor Transfers or Controller to Controller)” adopted by the European Commission under Directive 95/46/EC and as amended from time to time (the “EU Model Clauses”).

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9.	SUB-CONTRACTORS

A)	Where in accordance with Clause 37.1 GSK permits ChemPartner to appoint any sub-contractor to perform, in whole or in part, any of the SERVICES, ChemPartner shall:

(i)	choose a sub-contractor providing sufficient undertakings in respect of technical and organisational security procedures and measures;

(ii)	ensure that such appointment is made only under a contract evidenced in writing and approved by GSK and which for the avoidance of doubt obliges such sub-contractor to perform its obligations in accordance with GSK’s written instructions and other safeguards imposed by GSK; and

(iii)	at the request of GSK, procure such sub-contractor to enter into a direct covenant with GSK and the relevant GSK AFFILIATES governing any of the issues set out in Clause 16 of the AGREEMENT and this Schedule 12.

10.	FURTHER ASSURANCE

ChemPartner shall, at the request of GSK and at its own cost, do and execute all such further acts, things and documents as are required or requested by GSK to give full effect to the terms of this Schedule 12, the Data Transfers and transactions contemplated under Clause 16 of the AGREEMENT and Schedule 12.

11.	SURVIVAL OF CLAUSE

Clause 16 of the AGREEMENT and this Schedule 12 will survive the termination of this AGREEMENT.

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SCHEDULE 13

Record Retention Policy

1.	RETENTION OBLIGATIONS

ChemPartner shall comply with the GSK Global Record Retention Policy as set forth in this Schedule.

The retention period shall apply to all DATA generated by ChemPartner during the performance of the OUTSOURCED SERVICES.

In the event the DATA created by ChemPartner is transferred back to GSK, ChemPartner is not required to comply with the Record Retention Schedule periods detailed in Section 2. In these cases, ChemPartner shall observe the timeframes established by GSK for returning the DATA, as established in Clause 19.2.5 of the AGREEMENT and/or in the specific SOW and/or RESEARCH AGREEMENT.

GSK shall notify ChemPartner any change regarding the Record Retention Policy and/or the Record Retention Schedule periods indicated below.

2.	RECORDS RETENTION SCHEDULE

ChemPartner shall observe the following records retention periods as detailed below:

2.1	Administrative

Record Category	Description	Retention Period

Administrative records	Documentation relating to routing administrative activities performed by ChemPartner regarding DOS provided.	No longer than one year

Personnel/Supervisory Records	Documentation maintained by line managers to facilitate the day-to-day management of ChemPartner’s EMPLOYEES involved in the provision of the OUTSOURCED SERVICES under the AGREEMENT	No longer than employment ends

Inventory Records	A detailed list of all goods and MATERIALS in stock supplied by GSK to ChemPartner at the SITE and/or GSK DESIGNATED SPACE	Until superseded by new version

2.2	Discover, Research and Develop Drugs/Products

Record Category	Description	Retention Period

AUDIT / Inspection Records	Documentation relating to the examination of internal and external controls, compliance with policies and procedures and improved process recommendations pertaining to GxP	7 years after Audit is closed.

Computer System Documentation — Research and development applications systems	Documentation relating to the design, development, validation, installation, implementation, use and retirement of regulated computer applications/systems	30 years after life of system

Discovery Records	Documentation generated in the course of research and discovery of a new compound except for paper laboratory notebooks and/or supplemental DATA	30 years

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Record Category	Description	Retention Period

BIOLOGICAL SAMPLE management records	Records that provide traceability of the acquisition and management of BIOLOGICAL SAMPLES obtained by ChemPartner for use in research and development	30 years . after sample exhausted or disposed of

Laboratory Animal health records	Records related to the acquisition, care and maintenance of animals, generated outside of a defined GxP study	10 years after disposition

Laboratory Animal Management records	Documentation detailing the management, environment and licenses for conducting animal studies where regulated procedures are carried out	5 years

Paper laboratory Notebooks (pLNBs) and/or Supplementary DATA	Recorded sets of ideas, experimental designs, test observations, results analysis and /or conclusions derived from experiments or STUDIES performed during the research and development of a COMPOUND	65 years

Organization charts and job description	Documents which define reporting lines and responsibilities of individuals involved in the discovery, research and development of drugs / products	30 years after superseded by new version

Policies/Procedures	Documentation of GxP regulated methods, processes and procedures	30 years after superseded by new version

Preclinical study records	Documentation created during the management and execution of preclinical GxP studies of groups of STUDIES	30 years from initial approval or non-submitted closure

Record Category	Description	Retention Period

Research and Development (“R&D”) facility (premises, equipment, utilities) records	Records validating the quality of R&D facilities, equipment and utilities systems and procedures which may be produced once only, periodically or generated via ongoing process	30 years after life of facility, premises, equipment, utility.

Research reports / Technical documents	Summary information pertaining to company sponsored research, development and medical activities	30 years

Specimens-preclinical-laboratory Animal science slides	Raw specimens collected during preclinical or screening purposes	2 years after processing completed

Specimens preclinical Laboratory Animal Science — wet tissue, blocks	Raw specimens collected during preclinical or screening purposes	6 months

Specimens — preclinical slides	Raw specimens collected during preclinical studies	20 years after report issued of specimen archived

Specimens — preclinical tissues and DNA samples	Raw specimens collected during preclinical studies	10 years after report issued or specimen archived

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Record Category	Description	Retention Period

Specimens preclinical — wax blocks and electron microscopy blocks and grids	Raw specimens collected during preclinical studies	15 years after report issued or specimen archived

Training /education employee records	Records of internal and external training and experience that demonstrate staff ability to carry out processes in accordance with regulations	30 years after employment ends

Training /education materials records	Records of training /education course design, development and content used in the delivery of internal and external training events	15 years after superseded

2.3	Manage the Organization

Record Category	Description	Retention Period

Accounting records	Documentation detailing payment /receipt transactions within ChemPartner or between ChemPartner and others	1 year after UK, US and local tax audits have closed or 7 years

AUDIT records	Documentation relating to the examination of compliance with internal and external controls, policies and procedures, laws and regulations, by ChemPartner and its external suppliers and contractors	7 years after Audit is closed

BUSINESS CONTINUITY planning records	Documentation detailing plans and preparations necessary to minimize loss and maximize the continuity of critical business functions in the event of an unforeseen business interruption	Until superseded by new version

Communication records external	Communication materials prepared by or for ChemPartner for external use with investors, stock analysts, corporate regulators and the general public	5 years

Communication records internal	ChemPartner’s internal communication materials distributed throughout the organization or within large business areas in relation to the AGREEMENT, SOW and/or RESEARCH AGREEMENT	3 years

ChemPartner’s EMPLOYEE records	Documentation concerning terms and conditions and employment status of individual ChemPartner’s EMPLOYEES involved in the provision of the OS under the AGREEMENT, SOW and/or RESEARCH AGREEMENT	7 years after employment ends

Recruitment records	Documentation related to various types of investigations, including those pertaining to misconduct by a ChemParner EMPLOYEE or contractor, fraud, and product tampering	6 years after investigation is completed

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2.4	Manufacture Products

Record Category	Description	Retention Period

Master Manufacturing Specifications and Procedure Records	Master records of standard definitions, descriptions or instructions to be followed in order to maintain statutory or regulatory compliance	7 years after superseded by new version

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SCHEDULE 14

DATA INTEGRITY AND DATA RECORDING

1.	SCOPE

1.1	This Schedule provides a detailed set of standards and processes for managing laboratory DATA in compliance with GSK POLICIES AND PROCEDURES. If the standards and processes set out in this Schedule conflict with Good Laboratory Practices (GLP) and/or Good Manufacturing Practices (GMP), the GxP practices should be given preference over this Schedule.

1.2	The following terms shall have the following meanings when used in this Schedule:

•	DATA means any data or record used, stored, received or created (in electronic or hardcopy format) by ChemPartner in providing the OUTSOURCED SERVICES under this AGREEMENT

•

Derived DATA means raw DATA (see below) that is processed either manually or computationally as part of the procedure for determining conclusions to an experiment and therefore may be rendered into an alternative format.

•	Interpreted DATA means the comments and conclusions made from the derived DATA files e.g. documents, reports and presentations.

•

Laboratory notebook means as a set of ideas, experimental designs, test observations, results, analyses, and/ or conclusions derived from experiments or studies performed during the research and development of a COMPOUND / drug / product. The term “pLNB” means a bound paper laboratory notebook. The term “eLNB” means a GSK-provided electronic DATA management system used as the primary repository for recording and managing ideas, experimental designs, etc. and that is a replacement for the pLNB.

•	Raw DATA, whether in paper or electronic form means the record of observation or other DATA input mechanisms and includes output from readers and instruments.

•

Supplementary DATA is defined as Raw DATA or Derived DATA that directly supports a pLNB. It should be stored in Supplementary DATA Repositories and cross-referenced to pLNB or eLNB records as defined in Section 8 of this Schedule.

•	Supplementary DATA Repository means a physical or electronic location used to store Supplementary DATA referenced in pLNB or eLNB.

2.	DATA INTEGRITY

2.1	All DATA shall remain at all times the property of GSK. ChemPartner shall comply with the good DATA Integrity Practices, as detailed in Appendix 1 to this Schedule.

2.2	DATA must be stored in pLNB and/or eLNB securely with sufficient metadata in English language to enable their reliable retrieval.

Electronic DATA must reside in secure shared areas. No DATA should be stored on local drives, CDs, floppy disks, USB memory storage devices or any fragile or unsecured medium.

2.3	Education and training. It is the responsibility of the GSK DESIGNATED REPRESENTATIVE to put in place and operate the education and training programme on DATA integrity.

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3.	CHEMPARTNER EMPLOYEES OBLIGATIONS REGARDING DATA INTEGRITY AND DATA RECORDING

3.1	Maintain the confidentiality and security of experimental DATA, procedures and results, including proper overnight storage of pLNBs/eLNBs and Supplementary DATA (e.g. secured in locked cabinets or drawers);

3.2	Record all experimental procedures, DATA and results;

3.3	ChemPartner EMPLOYEES and ChemPartner shall follow the good DATA integrity practices as described in Appendix 1 of this Schedule.

3.4	Provide an index of non-archived DATA files and access by GSK to those files for pLNBs;

3.5	Return pLNBs and Supplementary DATA Repositories to GSK if not actively using them;

3.6	Return pLNBs for microfilming once complete or upon request from GSK, whichever occurs first, as described in Section 5.1.4 of this Schedule;

3.7	Serve as a witness where appropriate;

3.8	Return pLNBs and related MATERIALS to GSK prior to leaving ChemPartner and identify all non-archived DATA files and provide access to them to the GSK DESIGNATED REPRESENTATIVE;

3.9	ChemPartner shall follow the leaver checklist as detailed in Section 6 of this Schedule.

4.	PROCEDURES FOR DATA RECORDING

4.1	Issuance of pLBNs and eLNBs

GSK will provide ChemPartner with the required number of pLNBs for the performance of the PROJECT and/or PROGRAM.

Where an eLNB system is provided, GSK shall determine the number of eLNB accounts that are required for each PROJECT and/or PROGRAM.

All pLNB/eLNB provided by GSK during the AGREEMENT, a SOW and/or a RESEARCH AGREEMENT are the property of GSK. The contents of any pLNB/eLNB shall be regarded as CONFIDENTIAL INFORMATION. The information in a pLNB/eLNB may not be publicly disclosed, copied, or removed from the GSK DESIGNATED SPACE except by, or on the direction of authorised GSK personnel.

4.2	Signature of pLNBs

•	Every page of a standard pLNB must be signed and dated by the ChemPartner EMPLOYEE who records an idea or conducts the experiment as soon as the work is recorded.

•	Sign and date using indelible ink. The use of signature stamps is prohibited. The use of date stamps is acceptable if a wet signature is included.

•	Sign and date every page of a standard pLNB as soon as the work is completed and recorded.

•	Write “End of data” on last page used for the registration of the DATA.

•	Draw line across each blank page following last page of the registered DATA.

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4.3	Witnessing pLNBs

•	pLNBs must be reviewed and witnessed in accordance with GSK DESIGNATED REPRESENTATIVE instructions at all times.

•	The author of the pLNB must write up the work close in time to when the work was done.

•	The author must sign and date the experimental write up immediately upon completing the write up.

•

Once the above is done, an appropriate person who can read and understand the write up must review the write up and then sign and date each page that was reviewed as soon as possible after the author has signed and dated that material, preferably within two weeks of completing the recording of the experiment or study write up.

•	The reviewer must be an individual who knows and understands the experiment or STUDY and is not likely to be a co-inventor.

5.	DATA RECORDING

5.1	General requirements

All pLNB entries must be entered in English language and in indelible ink (black or blue). Pencils must not be used or coloured inks. Legibly record the following in the pLNB, in chronological order (i.e. do not leave empty pages for experiments that are going to be completed at a later date):

•

In both pLNB and eLNB write ups, a brief description of the methods, EQUIPMENT, test substances, test systems used including COMPOUND numbers and names (if applicable), chemical line equations (if appropriate), test COMPOUND and/or REAGENT, lot/batch numbers and expiration dates.

•

Include references to pertinent information sources, such as literature, standard methods, approved protocols and reports, entries in other pLNBs or eLNB records, or Laboratory Information Management Systems (LIMS) references.

•

Record all DATA and observations obtained from the study or experiment including negative and incomplete results, as well as information derived during methods development. If DATA and observations are too volumous to include in the pLNB/eLNB, they should be inserted in Supplemental material binders, as described in Section 8 of this Schedule.

•	Include cross references to other pLNBs/eLNB, DATA held in Supplementary DATA Repositories on the page(s) of the pLNB/eLNB to which the cross-reference applies (as appropriate);

•	Provide risk assessments (as appropriate);

•	In pLNB write ups, do not attach items that are (i) larger than the notebook page, or (ii) attach computer printouts with font smaller than 9;

•	In pLNB, if only a partial page is used to complete the full write up, draw a diagonal line across the remainder of the page and sign and date it at the bottom.

•	To void a page, a diagonal line should be drawn across the page and the page signed and dated at the bottom.

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•	Education and training. It is the responsibility of the GSK DESIGNATED REPRESENTATIVE to put in place and operate the education and training programme on DATA recording.

5.2	For Chemistry pLNBs the following information is required, including but not limited to:

•	Name of ChemPartner EMPLOYEE;

•	the date that the experiment was started;

•	the name of the PROJECT(s) and/or PROGRAM(s);

•	the amounts of REAGENTS (in grams and millimoles) and solvents (milliliters) used in the experiment;

•	the source of starting COMPOUNDS/REAGENTS (preceding and/or succeeding pLNBs), purity, and hazards;

•	the detailed purification methods and yields;

•	pLNB reference, if applicable GSK-vial barcode number (for all COMPOUNDS);

•	GSK Number for final COMPOUND (each batch)

•	the signature of the chemist with date the experiment was completed

•	the signature of a witness (a chemist who is a ChemPartner EMPLOYEE)

•	Cross-references to Supplementary DATA Repositories

5.3	For Bioloay/DMPK pLNBs the following information is required, including but not limited to:

•	Name of ChemPartner EMPLOYEE;

•	the date that the experiment was started, and the objective of the experiment

•	the PROJECT(s) and/or PROGRAM(s);

•	the GSK COMPOUND Number, chemist’s pLNB/eLNB reference, and GSK-vial barcode number of the test sample

•	the reference number for the GSK AESOP or ChemPartner protocol followed

•	any deviations from the aforementioned GSK AESOP or ChemPartner protocol

•	all details of the experimental methods: instrument details and calibrations, DATA analysis/SOFTWARE used, observations, DATA points rejected from analysis (and rationale)

•	results and conclusions

•	the signature of Biologist/DMPK scientist with date the experiment was completed

•

the signature of a witness (a Biologist/DMPK scientist who is a ChemPartner EMPLOYEE), who can be working on the same PROJECT and/or PROGRAM, but who is not conducting the same ASSAY), with date, upon completion of the experiment.

5.4	Management of pLNBs

•

pLNBs shall be indexed, tracked, microfilmed, imaged and archived by the ChemPartner. COMPOUND numbers, STUDY numbers, pLNB subject information, and supporting DATA location references shall be indexed in the corresponding database record if listed in the pLNB index by the scientist.

•	pLNBs are microfilmed and imaged upon completion to ensure DATA protection for future reference, regulatory, or patent purposes.

•	pLNBs shall be returned to GSK:

•	upon completion of the pLNBs. ChemPartner shall have one (1) month from completion to return the pLNBs to GSK; or

•	upon completion of the period established in the respective SOW and/or RESEARCH AGREEMENT.

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•	all pLNBs and related DATA that are not actively used for reference purposes must be returned to GSK for archiving immediately.

5.5	Disposition of Missing Bound pLNBs

ChemPartner must promptly report missing or destroyed pLNBs to GSK DESIGNATED REPRESENTATIVE and GSK LIASON LEAD.

6.	ELECTRONIC LABORATORY NOTEBOOK

6.1	When applicable, ChemPartner shall comply with the eLNB business rules hereto attached as Appendix 2 to this Schedule.

6.2	Specific protocols and training materials will be provided at the point in time when eLNB is offered for implementation to the ChemPartner. Said specific protocols will be incorporated to the AGREEMENT as Appendix 3, to this Schedule.

7.	LEAVERS CHECKLIST

ChemPartner should ensure that the following activities are carried out before a ChemPartner EMPLOYEE leaves ChemPartner:

•	Completion of all experiments where leaver is the primary author, when applicable;

•	All experiments finished, when applicable;

•	All signed and closed, when applicable;

•	All witnessed, when applicable;

•	Notify author where leaver is co-author on any experiments to omit leaver on witness trail or close experiments before leaver goes, when applicable;

•	Any experiments that user needs to witness are completed or author needs to recall and assign to a new witness;

•	Any templates owned by the user are copied/pasted (NOT paste reference) by new owner, when applicable;

•

Assign full control to ChemPartner DESIGNATED REPRESENTATIVE or other ChemPartner EMPLOYEE working in the PROJECT and/or PROGRAM (prior written approval from G S K DESIGNATED REPRESENTATIVE) on any open experiments so they can be completed.

8.	SUPPLEMENTAL MATERIAL BINDER (SMB)

8.1	GSK will provide ChemPartner with the required number of SMB for the performance of the PROJECT and/or PROGRAM.

8.2	In addition, each pLNB will have a SMB supplied by GSK for filing the Supplemental DATA.

8.2.1	In the SMB for Chemistry, pLNBs, ChemPartner will include hard copies of all of the appropriate Supplemental DATA for each intermediate and synthesized COMPOUND. ChemPartner shall ensure that each piece of the appropriate Chemistry pLNB Supplemental DATA (H1-NMR, LCMSs, elemental analyses, analytical HPLC DATA, etc.) includes the following information:

A)	a cross-reference to the pLNB page number and suffix code

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B)	date

C)	Chemist’s signature

D)	COMPOUND’s structure

E)	GSK Number of the COMPOUND and GSK-vial barcode number of the sample.

8.2.2	In the SMB for the Biology/DMPK pLNBs, ChemPartner will include hard copies of all of the appropriate Supplemental DATA for each COMPOUND submitted. ChemPartner will ensure that each piece of the appropriate Biology/DMPK pLNB Supplemental DATA includes the following information:

A)	GSK Number of the COMPOUND and GSK-vial barcode number of the sample tested

B)	a cross-reference to the GSK-Biologist’s/DMPK Scientist’s pLNB page number

C)	date

D)	Biologist’s signature

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APPENDIX 1— Good Data Integrity Practices

Experimental Design

•	All experiments must have a documented purpose and be identifiable by a unique reference.

•	All experimental methodologies should be documented in pLNB/eLNB or reference made to their location.

•	Experimental details must be recorded and any deviations documented and explained.

DATA Generation

•	Information about the test material must be sufficient to ensure its identification and integrity.

•	EQUIPMENT used to generate the DATA should be appropriate for the purpose and evidence for acceptable performance obtained at the time of the experiment.

•

All DATA generated must be collected into a secure location so as to minimise the risk of unauthorised alteration. Electronic Raw DATA should be captured directly into a secure structured shared area or if not possible, the DATA should be transferred to such a location as soon as possible and deleted from the original location.

•	Where DATA are observational and require subjective assessment, systems should be implemented to avoid bias.

DATA Recording

•	All DATA should be recorded contemporaneously, should be retrievable and identifiable by unique reference and signed and dated by the scientist.

•	DATA recorded manually must be recorded in a pLNB/eLNB according to this Schedule and Appendices.

•	Clear audit trails should be established that link experimental results back to the original observations with sufficient detail that the experiment could be reliably reconstructed.

DATA Analysis

•	Statistical methods used must be identified and recorded. Similarly, any supplementary software applications must be identified and recorded.

•	Selective use of DATA for inclusion or exclusion during the analysis must be fully justified.

Reporting

•	Information and conclusions in reports must be traceable back to the supporting DATA and the DATA should support the conclusions.

•	Results and any conclusions, and their supporting DATA must be approved by the GSK DESIGNATED REPRESENTATIVE.

•	If DATA is selected for reporting, the subset of DATA utilised and the reasons for selection should be justified, documented and approved by GSK DESIGNATED REPRESENTATIVE.

Data storage, Retention, Archiving

•	All DATA must be stored with sufficient metadata to enable their reliable retrieval.

•

All DATA must be stored securely. Electronic DATA must reside on a secure, shared area. No DATA should be stored on local drives, CD’s, floppy disks, USB memory storage devices or any fragile or unsecured medium.

•	ChemPartner shall comply with Schedule 13 on Record Retention.

•	pLNBs and all Supplementary DATA should be archived and stored as instructed by GSK at all times.

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APPENDIX 2—eLNB Business Rules Summary for ChemPartner and ChemPartner EMPLOYEES

eLNB has been developed as an electronic replacement for pLNB. The following rules shall apply:

1.	Logging on to eLNB

•	GSK shall provide authorised ChemPartner EMPLOYEES with a unique user ID and password.

•

Each eLNB user account is assigned on an individual basis. Personal user ID and passwords assigned to one ChemPartner EMPLOYEE cannot be shared or given to other ChemPartner EMPLOYEES working in the PROJECT and/or PROGRAM.

•

ChemPartner EMPLOYEE shall keep his/her eLNB account secure, by logging on to eLNB with his/her personal user ID and password, and by locking his/her eLNB account and computer when away from your desk.

•	If ChemPartner EMPLOYEE shares a PC, ChemPartner EMPLOYEE must logon to the computer and eLNB using his/her personal user ID and password.

2.	Creating new notebooks and experiments

•	Permissions can be assigned at the notebook level to allow multiple people to create experiments in a single notebook.

•

Permissions are assigned by the responsible author for each experiment to the following people: supervisor (read or read/write), co-author (read/write), designated GSK DESIGNATED REPRESENTATIVE (read).

•	Notebook and experiment creators should never remove themselves from the access permissions.

•	Read access to “Everyone” should never be removed from a notebook or witnessed experiment.

•	Notebooks and experiments are automatically assigned unique notebook and experiment IDs e.g. N1234-98 with a maximum of 100 experiments per notebook.

•	Notebooks and experiments cannot be deleted or renamed.

•	Unused experiments can either be reused or signed and closed.

3.	Populating experiments with DATA

•	eLNB is designed to store or reference DATA which supports the conclusion, outcome or ability to reproduce an experiment, and is therefore essential in protecting GSK’s INTELLECTUAL PROPERTY RIGHTS.

•	DATA that supports the experiment should be entered at the earliest opportunity

•	Other Raw or Derived DATA should NOT be recorded in eLNB but managed according to normal records retention policy, as detailed in Schedule 13.

•	To help you decide what DATA to capture consult with GSK DESIGNATED REPRESENTATIVE.

•

Other Supplementary DATA not critical for INTELLECTUAL PROPERTY RIGHTS can be entered into eLNB in any format, but remember that the long term readability of DATA stored in proprietary formats, such as MS Office and Graphpad cannot be guaranteed.

•	DATA copied from another experiment should be referenced. It should also be updated if you become aware of changes.

•	Excel add-ins can be used in eLNB, but excel macros will be removed when the experiment is saved so should be avoided.

•	In any experiment, individual imported files should not exceed 2 MB, and the combined size of the experiment must not exceed 10 MB.

•	Some fields and information in eLNB are mandatory. “Site” is mandatory for all experiments.

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•	Experiments can be written up in English or the native language of the ChemPartner EMPLOYEE[33].

•	Hyperlinks and URLs external to the eLNB are not permitted.

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Any references to information within an experiment should refer to the appropriate field name rather than the spatial layout of the DATA, as fields are rendered sequentially in the final PDF and may not preserve the same position that they have in the experiment record.

4.	Chemistry workflow

•	Reaction details must be recorded when using the chemistry experiment template. ChemPartner EMPLOYEE may use either draw or copy/paste structures, or use the reaction toolbar lookups.

•

Draw out amino acid sequences in full if 5 or less amino acids are present. This ensures that all chemical information is interpreted correctly by the GSK registration system. For chains of 6 or more amino acids please note the amino acid sequence (using one or three letter notation) in the COMPOUND Name, and submit the compound as a “no structure” registration.

•	eLNB references are created by adding a tag ID to the experiment ID e.g. N1222-4-10.

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If changes are made in the eLNB experiment after a COMPOUND has been registered using the eLNB chemistry registration tool, GSK chemistry registrar and GSK DESIGNATED REPRESENTATIVE should be notified of the changes to ensure DATA integrity in all downstream systems.

•	Risk assessments must be completed and confirmed by the author before any experimental work is carried out. Risk assessment data must not be pre-saved in templates.

•	If the actual reaction differs from the intended reaction, both should be recorded.

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When including instrument output in your experimental write-up, ChemPartner EMPLOYEE must use a nomenclature to name the sections, which identifies the type of DATA and the sample identity e.g. TLC:N1234-100-13.

•	Some Instruments create a spectroscopic ID which may serve to identify the analysis type — this is present in the output file name and can be used directly.

•	Where the PDF DATA file contains multiple samples and a single identifier cannot be assigned (e.g. TLC), or contains a set of grouped spectra, a title identifying the sample sources will be required.

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All analytical results, e.g., spectra or chromatograms, must not be tampered with prior to converting into PDF for incorporation into eLNB. (NB: The original machine-generated NMR and any integrated peak-picking output to a second PDF would need to be captured in eLNB.)

•	ChemPartner EMPLOYEES must make sure GSK COMPOUND Numbers are recorded in their experiments before signing and closing.

•	Chemical names of COMPOUNDS submitted to registration must be either IUPAC names, trade names or common synonyms.

•	Registered COMPOUNDS should always have associated characterising DATA.

•

Wherever possible, a COMPOUND which is destined for the COMPOUND bank or an ASSAY should be characterised by at least two supporting pieces of spectral data (e.g. NMR, LCMS, HPLC, IR etc), at the time of registration.

•

The minimum % purity and purity comments fields are mandatory for submissions for registration. Indicate only the analytical technique(s) by which the purity was determined in the purity comments field.

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Information regarding the purity of a COMPOUND is important to the assignment of a COMPOUND number. Enter such information into the registration comment field (instead of purity comment) to bring it to the attention of the COMPOUND registration group.

[33]

Data fields that are populated by selecting terms from drop-down pick-lists will always be in English to facilitate knowledge sharing and ease of retrieval. Data fields that are populated by entering free text (e.g. Title, Objectives) should be completed in English if possible; otherwise use native language of the ChemPartner EMPLOYEE. If the language of the ChemPartner EMPLOYEE is used to record DATA, the author must provide an English version of the DATA using his or her best efforts to effect the translation.

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•

It is mandatory that a product submitted to COMPOUND registration has one hazard property. This DATA is entered into the Risk Assessment section; for unknown hazards select “Unknown hazard treat as toxic, OHC3”.

•

All reactants and products in the reaction scheme must be drawn out as free acid or free base. The appropriate salt should be added via the salt utility in the stoichiometry table, using salt lookup mechanism.

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Structures that (i) have salts associated with them; (ii) have been pulled in using the reaction toolbar lookup and (iii) are being referenced by GSK COMPOUND number and eLNB reference, should be left as they appear (i.e. including the salt). If these structures are modified or if the salt is deleted then the GSK COMPOUND number and eLNB reference fields will be cleared.

5.	Signing, closing and witnessing experiments

•	Once an experiment is completed, the responsible author initiates the e-signature workflow.

•	All experiments must be electronically signed by the responsible author and co-authors if any, and counter-signed by a witness.

•	The witness needs to be an independent person who understands the science underpinning the experiment. Do not select the following as witness:

•	Co-authors who have contributed to an experiment

•	Co-inventors

•	eLNB users with read-only account

•

ChemPartner DESIGNATED REPRESENTATIVE who need to complete a DATA integrity review may sign off on experiment in eLNB and perform the role of reviewing DATA integrity, so long as he/she does not think he or she is a co-inventor.

•	Witnesses should countersign experiments within 10 days of notification. Failure to do so triggers an escalation process.

•	Closed experiments can be reopened and modified but have to be re-signed and witnessed.

•	Ideas or conception are to be recorded using the chemistry template, signed and witnessed at the earliest possible date.

•	Conception must be signed and witnessed using the same process as that for other experiments. Co-inventors for conceptions should contribute to the conception experiment and sign-off as co-authors.

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APPENDIX 3 — eLNB Specific protocols and training materials

[TO BE PROVIDED BY GSK TO ChemPartner IF APPLICABLE]

11

SCHEDULE 15

Business Continuity Plan

1

TABLE OF CONTENTS

PLAN OWNER AND TARGET AUDIENCE	3
INTRODUCTION	3
BUSINESS CONTINUITY AND EMERGENCY MANAGEMENT PLAN	8
1.0 PROBLEM ASSESSMENT & GENERAL RESPONSE	9
2.0 EMERGENCY RESPONSE TEAM (ERT) EVENT RESPONSE	11
3.0 EMERGENCY MANAGEMENT TEAM (EMT) EVENT RESPONSE	17
4.0 IT BUSINESS CONTINUITY PLAN	19
5.0 BUSINESS NORMALIZATION	23
APPENDIX A - PROCEDURES, RULES AND REFERENCE DOCUMENTS	24
STANDARD OPERATING PROCEDURES (SOP)	25
APPLICATION USER ACCEPTANCE TEST (UAT) PROCEDURES	26
DAMAGE ASSESSMENT CHECKLIST	27
PROCEDURE OF A/12 POLLUTION CONTROL	28
PROCEDURE OF WATER POLLUTION CONTROL	29
PROCEDURE OF WASTE MANAGEMENT	30
PROCEDURE OF FIRE PROTECTION MANAGEMENT	34
PROCEDURE OF CHEMICAL MANAGEMENT	35
PROCEDURE OF ELECTRICAL SAFETY MANAGEMENT	37
PROCEDURE OF CHEMICAL SPILL AND LEAKAGE	39
RULES ON SAFETY USE OF ISOTOPE	41
EMERGENCY PLAN FOR GAS LEAKAGE	42
EMERGENCY PLAN FOR LABORATORY POWER FAILURE	45
EMERGENCY PLAN FOR FIRE INCIDENTS	49
TREATMENT METHODS OF COMMON HAZARDOUS REAGENTS	56
SOP of Data, File 8. e-Mail backup and Recovery	101
SOP of Backup Tape management	106
SHANGPHARMA BUILDING EVACUATION PROCEDURE	107
EVENT ESCALATION CRITERIA	108
FACILITY RELOCATION PROCEDURE	109
FAIL-OVER PROCEDURE	110
FAIL-BACK PROCEDURE	111
POST PROBLEM OCCURRENCE PROCEDURE	112
SHANG-PHARMA IT/GENERAL AFFAIRS	113
EMERGENCY RESPONSE TEAM	114
REFERENCE DOCUMENTS	115
BC GLOSSARY OF TERMS	116
BUSINESS CONTINUITY ORGANIZATION ROLES AND RESPONSIBILITIES	116
BUSINESS UNIT TEAMS	116
FUTURE TEAMS	117
MANAGEMENT ORGANIZATION CHART	117
BUSINESS CONTINUITY NETWORK ARCHITECTURE	118
BC PROCESS FLOW DIAGRAM	118
EMERGENCY MANAGEMENT TEAM	119
EMERGENCY RESPONSE TEAM	119
BUSINESS UNIT TEAMS	122
EMERGENCY SUPPLY KIT	124

2

Plan Owner and Target Audience

As the Business Continuity Manager for ShangPharma, Ms. Yuan Jianli will own this Business Continuity Plan (BCP) and assume responsibility for both its effectiveness as a reference document for disaster management and conformance with compliance regulations. All changes to the content of the BCP will occur under the authority of Ms. Yuan and other members of the ShangPharma Business Continuity Steering Committee.

The target audience of this BCP is the members of the Emergency Response and Management Teams who share collectively responsibility for implementing the steps outlined in this plan in the event of a potential or actual disaster. While the General Affairs and ShangPharma IT organizations are part of the Emergency Response Team, these two groups will be identified individually for specific tasks that must be assigned at the division level.

Introduction

ShangPharma Business Continuity Plan Policy Statement

To safeguard against major disasters, ShangPharma will maintain a current, comprehensive and tested BCP and functional Disaster Recovery (DR) site. Should a major disaster incapacitate the company’s operations at the ShangPharma complex, the structured response described in this BCP document will ensure the smooth migration of systems and personnel to the DR site, enabling the recovery of key business functions within the maximum timeframes established by the business units.

This BCP has been developed to define the required triggers to deploy emergency alternate business processes at the ShangPharma DR site, the steps for deployment, the methods for verifying that operations have been properly restored and data integrity assured, and all other activities for returning to ‘normal’ business processing.

ShangPharma BCP policy consists of the following declarations:

•	A comprehensive BCP will be developed, tested and maintained by a permanent Business Continuity Management organization.

•	The BCP will cover all critical business activities, defined as having those having Recovery Point Objectives (RPO) and Recovery Time Objectives (RTO) less than 1 day.

•	The BCP will be periodically tested in a simulated environment to ensure that it can be implemented in emergency situations and that management and staff understands all implementation details.

•	All staff must be made aware of the BCP and their respective roles and responsibilities.

•	The BCP is to be kept up to date to take into account changes in the organization or its policies.

•	At the conclusion of the current Business Continuity project, a formal Business Continuity Policy Statement will be issued by ShangPharma COO, Kevin Chen, that will include the following key points:

•	Business continuity is fully integrated into existing IT Operations processes, policies and procedures.

•	Standard Operating Procedures (SOP) exist for all major Business Continuity related procedures and they will be maintained by the current process.

3

•	The use of Level 1 applications would be recovered within one (1) day and Level 2 applications within seven (7) days. Data loss for both Level 1 and 2 applications would not exceed one (1) day.

•	This policy statement will be communicated to all management and staff as part of the ShangPharma Information Security Policy Management process.

•	ShangPharma’s general, security and IT procedures override those described in this plan if there are any conflicts.

BCP Scope

The scope of this BCP is limited to all ShangPharma divisions operating in the ShangPharma Pudong complex in Shanghai. This BCP’s primary objective is to ensure the availability of all business functions that have been designated as mission critical. The following elements will define this BCP for ShangPharma:

•

This BCP is intended as an enterprise framework for ShangPharma and a key component of the Business Continuity Management program. It has been designed to complement the division level Business Continuity plans that will address business unit specific requirements.

•

This BCP will describe the general program structure for the Business Continuity Management program, as well as the operating procedures for the Emergency Response Team (ERT) and the Emergency Management Team (EMT) in response to various disaster scenarios.

•	Post-disaster operations including notification procedures, lines of authority and responsibility will be defined.

•	The Enterprise Level BCP will be drafted and maintained by the BCP Steering Committee.

•	The Division Level BCPs will be maintained separately by each business unit with the exception of the IT division’s, which will be incorporated into this plan.

•	Initial application recovery efforts will be limited to Level 1 and Level 2 systems.

•	The initial phase of BCP development will concentrate on a single scenario: the loss of physical access to the Head Office Building and all material resources within the structure.

•	The focus of initial phase will be on Disaster Recovery, not Disaster Prevention (threat analysis and risk mitigation will be addressed in the next revision of the document).

Business Continuity Management (BCM) Organization

The Business Continuity Management Organization is composed of the five virtual teams described in this section that perform essential pre and post disaster functions: the Emergency Management Team, Emergency Response Team, Business Continuity Steering Committee, IT Team and Business Unit Teams.

The current Business Continuity Manager, Yuan Jianli, is the primary drivers of the BCM Organization, planning and executing all maintenance and development activities for the BCM. COO Kevin Chen is the executive sponsor of the program.

To improve the usability of this plan the ERT, EMT, IT and GA teams are individually color coded throughout the document.

4

Emergency Management Team (EMT)

The Emergency Management Team is responsible for identifying, assessing, prioritizing, managing, and controlling risks. The EMT will ensure that necessary resources are devoted to creating, maintaining, and testing the plan. The EMT fulfills its business continuity planning responsibilities by setting policy, prioritizing critical business functions, allocating sufficient resources and personnel, providing oversight, approving the BCP, reviewing test results, and ensuring maintenance of a current plan. The effectiveness of business continuity planning depends on management’s commitment and ability to clearly identify what makes existing business processes work. Each business unit must evaluate its own unique circumstances and environment to customize and develop a comprehensive BCP.

The EMT should designate personnel to participate in the BCP enhancement process. Properly allocating resources will be a challenge for ShangPharma throughout the development and maintenance phases of the BCP. In a large, complex organization such as ShangPharma, it is recommended to form a permanent Business Continuity Management (BCM) organization, either dedicated or virtual, with representation from all key divisions. While the planning teams within the BCM may recommend certain coverage and prioritization, the EMT is responsible for understanding critical business processes and establishing the plans to meet business process requirements in a safe and sound manner.

The senior managers who compose the EMT are responsible for decision support, invoking the BCP and allocating resources and expenditures to address Business Continuity. The EMT is ultimately responsible for resolving potential disaster situations before a business critical function disruption is realized or ensuring that business critical functions are operational within their established Recovery Time Objective (RTO) after a disaster has occurred. Once the BCP has been invoked, the EMT authorizes all actions proposed by the ERT with enterprise-wide ramifications.

Emergency Response Team (ERT)

The Emergency Response Team (ERT) at ShangPharma forms the core of the Business Continuity Management Organization. In the event of a major disaster affecting ShangPharma, the ERT will initiate the specific actions outlined in this BCP that have designed to meet the recovery requirements for each business unit. The ERT is called into action under the authority of the Chief Operating Officer who will assume leadership of the command center for BC operations that will be established at the DR site. The COO will be responsible for authorizing the activation of the BCP, maintaining operations at the DR site during the affected period, and deciding the timing of cutover to normal operations. If the COO is unavailable, a replacement will be nominated from amongst the remaining the Emergency Management Team members and he/she will assume the responsibility for leading the ERT.

Should the BCP be activated, ERT representatives from each division will be notified by the EMT and told to assemble at the BCP site to form the command center for BC operations. Key members of other BC teams will be summoned by the ERT as required. As the primary functional arm of the Business Continuity Organization, the members of the Emergency Response Team (ERT) will lead all recovery activities from the Emergency Operations Center (EOC). The ERT will be composed of representatives from senior management and key support divisions such as IT, General Affairs, Finance, Compliance and Settlement.

The ERT is responsible for supporting ShangPharma IT in assessing emerging events and determining the appropriate course of action. Additional duties include determining the severity of the problem, as well as deciding whether to alert the EMT and notifying the business units of a potential disaster. It is also responsible for managing the impact of a disaster and returning the business to normal operation as expediently as possible, This includes determining the extent of the damage, managing communications with the business and external entities, managing any salvage operations, managing cleanup of the event and creating a business normalization plan.

5

BCP Steering Committee

The Business Continuity Steering Committee is responsible for maintaining the ongoing support and viability of the Business Continuity Management (BCM) Program. The BC Manager will confer with the BCP Steering committee to reach a consensus on strategic decisions affecting the BCM program. Division level BC representatives will contact the BCP Steering Committee to voice any concerns or suggestions regarding the BCM program.

Business Unit Teams

Under the overall direction of the Emergency Response Team, the Business Unit Teams will provide support at the business unit level during a major disruptive event. The primary responsibility of each Business Unit Team Leader is to ensure that the actions prescribed in the BCP are followed and that all staff, in particular those with BC responsibilities, understand what will be expected of them during an emergency. Each Business Unit Team will work in conjunction with the ERT to restore services and normal operations for their division.

ShangPharma IT (SIT) and General Affairs (GA) Teams

Activated during the early stages of an emergency, the ShangPharma IT Team will assume a multifaceted rote during initial disaster response and recovery efforts. As the vanguard of the Business Continuity Management Organization, it will assist staff with initial problem categorization, critical item relocation and data backup procedures. It will assist General Affairs in the initial assessment of damaged functional areas and with estimates for both facility recovery time and the salvageability of remaining equipment. SIT and GA will work closely with members from the ERT, EMT and when required, 3rd party vendors supporting the ShangPharma environment. Following the assessment of damage, SIT, along with GA is responsible for salvaging equipment, data and supplies; identifying which resources remain; and determining their future utilization in rebuilding the data center or office facility and recovery from the disaster. The members of the SIT and GA Teams become the Salvage Team.

The current Business Continuity Management Organization Chart and Roles and Responsibilities List are maintained on the shared network drive (“Q”) by the ShangPharma IT division and updated on a quarterly basis, along with other components of the plan. Static versions of the documents (current to the last update of this BCP) have been linked above for quick reference.

Rehearsals and Audits

The Business Continuity Organization will conduct rehearsals and audits to verify the consistency of Business Continuity policies and procedures with changing production configurations and business needs. These tests will be conducted to ensure the adequacy of training and state of readiness of cross-functional Business Continuity teams. The Business Continuity teams will conduct tests to validate Business Continuity plans and continuously improve the entire program per the following policy:

•	A full scale enterprise-wide BCP rehearsal will be conducted at a minimum once per year.

•	The test program consists of an audit and exercise process to:

•	Validate that the policy and procedure stays up to date with production configuration and business needs.

•	Maintain cross trained Business Continuity teams’ readiness to respond.

•	Identify ongoing annual test objectives to proactively verify all aspects of BCP.

•	All tests should include a table top exercise of the BCP.

6

Note: In addition to the enterprise-wide annual BCP test, ad hoc tests at the divisional level will be conducted at various intervals throughout the year.

Communication & Reporting

The practice and enforcement of knowledge management and change control is a key success factor for the Business Continuity Management Organization. Updates to the BCP should not be ad hoc but scheduled to occur at regular intervals by staff responsible for document maintenance. Current procedures that complement the BCM program include the following documents:

•	Change Control Procedure is followed for specific events affecting the BCP

•	IT Issue Tracking Procedure is utilized to facilitate troubleshooting efforts and for knowledge management

In the event of a disaster, all recovery efforts will be managed from the Emergency Operations Center (EOC) that will be established at the DR site. Collaboration with other parties involved with the BCP effort will occur according to the rules and procedures defined in the documents below.

•	Emergency Call Tree lists contact information for employees and key vendors

•	Communication/Reporting Rules regulates the exchange of information flow during emergency operations

•	Media Relations Policy governs all interaction by employees with print and broadcast media

•	Confidentiality of Disaster Events defines ShangPharma policy toward the dissemination of information during a disaster

Alerts, Notifications and Declarations

The Disaster Prevention Center (DPC) at the ShangPharma Headquarters monitors the building infrastructure on a 24 hour basis year round. Likewise, the ShangPharma Group IT division (SIT) provides the same level of support, monitoring production IT and communication systems, in addition to tracking and resolving issues. The Business Continuity process is integrated into these existing monitoring functions. The Business Continuity Manager will reside within the ShangPharma IT (SIT) division; thus, the current business process will channel alerts detected by staff to SIT. The invocation process is as follows:

1.	DPC, SIT or SIT may issue the initial event alert.

2.	IT or ShangPharma Management will decide to escalate to ERT if a potential or actual event is identified.

3.	ERT will notify EMT of potential or actual disaster and await authorization to activate the BCP.

4.	ERT will control communication with external parties.

Training

Training of Business Continuity teams is critical to ensure that they are prepared to execute the BCP. The ShangPharma Business Continuity training will adhere to the following policy:

•	Business continuity process will be communicated to all employees and pertinent information will be distributed on a wallet sized card.

7

•	Employees on a Business Continuity team will be required to receive Business Continuity Plan training and participate in exercises according to the exercise policy highlighted above.

Business Continuity and Emergency Management Plan

Process Overview

The ShangPharma Business Continuity Workflow is composed of the five major process steps illustrated above. This plan will define the decision making criteria and plot the appropriate course of action for the ERT, EMT and SIT teams at each applicable phase in the process. Enterprise level participation in Business Continuity operations will span all five process steps and be closely integrated with the Division level plans. Each process step is listed below in sequence, along with those Business Continuity teams with major responsibilities during the phase:

1.0 Business Units, SIT (incl. BC Mgr), General Affairs

2.0 Emergency Response Team

3.0 Emergency Management Team

4.0 Emergency Response Team, SIT

5.0 Emergency Response Team, SIT, General Affairs

In the following sections of the BCP general descriptions of each process step will be provided. Areas with the highest relevance to the core business divisions such as process step 1.0 require more in-depth coverage and will include sub processes descriptions and links to separately maintained reference, rules and operating procedure documents.

A paper copy of the plan including all external documents can be obtained from the Business Continuity Manager (BCM) in the event that electronic versions of the plan are not available.

8

1.	PROBLEM ASSESSMENT & GENERAL RESPONSE

Problem Definition

A problem is defined as an unexpected event that affects normal business operations. This can include, but not limited to:

•	Earthquakes, avalanches, volcanic eruptions

•	Fire

•	Flood, tsunamis

•	Severe weather conditions including: hail storms, blizzards, tornadoes

•	Disease epidemic

•	Loss of essential supply: electricity, water

•	Loss of communications: telephone, Internet (email),

•	Loss of transportation: road blocks, inability to transport raw chemicals due to government regulations

•	Loss of supporting infrastructure: IT Systems

•	Loss of staff: strikes, war

While the specific procedures for each problem may be different, the general process for handling problems to ensure Business Continuity remains the same.

Process Description

The workflow diagram below further expands upon the Initial Assessment and General Response process step for both categorized and uncategorized problems with the potential to affect normal business operations.

9

1.1	Problem occurs and is detected by a member of the Business Continuity Management Organization or ShangPhama staff.

1.2	SIT receives notice of a Potential Threat, Issue or Event. If ShangPhama staff requires help with initial categorization, refer to Event Escalation Criteria and Emergency Call Tree for support.

1.3	Problem is initially categorized as Potential Threat by ShangPhama staff OR notice of threat is received from non-ShangPhama source(Disaster Prevention Center, Security or 3rd party).

1.3.1	If the Potential Threat is life threatening or potentially dangerous and expected to develop within 1 hour, SIT will coordinate with GA to immediately evacuate the facility according to the Post Problem Occurrence Checklist and Emergency Evacuation Procedure.

1.3.2	If the Potential Threat is life threatening or potentially dangerous and expected to develop within 1 to 3 hours, SIT will coordinate with GA to ensure that all divisions gather and prepare all key resources listed in the Critical Check List prior to evacuating the facility according to the past Problem Occurrence Checklist and Emergency Evacuation Procedure.

1.3.3	If the Potential Threat is life threatening or potentially dangerous and expected to take longer than 3 hours to develop, SIT will coordinate with GA to ensure all divisions gather and prepare all key resources listed in the Critical Items List and backup data in accordance to the Emergency Backup Procedure and Data Synchronization Procedure, prior to evacuating the facility according to the Post Problem Occurrence Checklist and Emergency Evacuation Procedure.

1.4	If the notice is of a non-threatening issue, SIT logs call according to IT Issue Tracking Procedure and informs the appropriate Subject Matter Expert (SME), and then monitors the issue resolution under normal procedure.

1.4.1	The Issue is re-evaluated by the SME and the SME may declare it an Event and request SIT to notify the ERT.

1.4.2	If the Issue is resolved by the SME then SIT closes the Issue.

10

2.	EMERGENCY RESPONSE TEAM (ERT) EVENT RESPONSE

Process Description

The workflow diagram below further expands upon the ERT Event Response process step that occurs once the initial problem has been assessed and categorized as a Business Continuity Event requiring escalation and ends with the invocation of the COB.

Mobilize Emergency Response Team

2.1	BC Mgr, SIT or GA refers to current Emergency Call Tree and mobilizes the ERT.

Once staff has been safely evacuated from Head Office, ERT will check employee status and readiness according to Communication & Reporting Rules.

If conditions permit, SIT and GA gather information on impact of event on Head Office and report findings to ERT.

Determine Event Level

11

SCHEDULE 16

COMPLIANCE AND GSK POLICIES AND PROCEDURES

The following list illustrates the GSK POLICIES AND PROCEDURES that may apply in respect of the provision of the OUTSOURCED SERVICES. It will be compulsory for CHEMPARTNER to follow the GSK POLICIES AND PROCEDURES listed below and any others that GSK may communicate to CHEMPARTNER from time to time.

GSK POLICIES AND PROCEDURES

1.	Pre-employment Screening and Security Checks

2.	Guidelines for External Quality Control and Data Protocols

3.	Material Safety Datasheet – Intermediate Solid

4.	Material Safety Datasheet – API Solid

5.	Material Safety Datasheet – Intermediate Only

6.	Excel Spreadsheet definition for External COMPOUND Suppliers

7.	Guidelines for providing biological DATA on COMPOUNDS

1.	PRE-EMPLOYMENT SCREENING AND SECURITY CHECKS

Scope

The purpose of this GSK POLICY AND PROCEDURE is to set out the minimum standards for the background screening and reference checking of CHEMPARTNER EMPLOYEES and potential CHEMPARTNER EMPLOYEES that may be engaged for the provision of the OUTSOURCED SERVICES, to the extent allowed under local law.

Upon request from GSK, CHEMPARTNER shall at * perform all background screening and reference checking that may be required by GSK in relation to any CHEMPARTNER EMPLOYEE or potential CHEMPARTNER EMPLOYEE engaged for the provision of the OUTSOURCED SERVICES.

Once CHEMPARTNER has conducted the required background screening and reference checking on behalf on GSK, CHEMPARTNER shall immediately pass all information and results of the background screening and reference checking to GSK LIASON LEAD for evaluation. CHEMPARTNER may retain a copy of this information and results for its own internal purposes.

GSK may require CHEMPARTNER to perform background screening and reference checking on all CHEMPARTNER EMPLOYEES working in a PROJECT and/or PROGRAM, which means the employees and sub-contractors of CHEMPARTNER provided that the CHEMPARTNER EMPLOYEE:

•	will be working at the GSK DESIGNATED SPACE at some stage;

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SDS Number 129660	Approved/Revised 02-Nov-2005	Version 1

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, SOLID

•	will have access to any GSK CONFIDENTIAL INFORMATION and/or DATA belonging to GSK, or access to the ASSETS and the IT EQUIPMENT used for the provision of the OUTSOURCED SERVICES;

•	will otherwise be working on any matter relating to the provision of the OUTSOURCED SERVICES.

GSK may also require CHEMPARTNER to perform background screening and reference checking on any potential CHEMPARTNER EMPLOYEE, which means any person to whom CHEMPARTNER has offered employment and who, if hired by CHEMPARTNER, may be working on any PROJECT and/or PROGRAM. CHEMPARTNER will be solely responsible for ensuring that any potential CHEMPARTNER EMPLOYEE is made aware at the earliest possible opportunity, and in any case prior to CHEMPARTNER undertaking the background screening and reference checking, that their employment is subject to satisfactory background screening and reference checking and that they may not be successful in their application for employment with CHEMPARTNER if GSK decides, in its sole discretion, that they will not be able to work on any PROJECT and/or PROGRAM.

Screening

The following are the minimum requirements of GSK in relation to any background screening and reference checking to be conducted by CHEMPARTNER on the CHEMPARTNER EMPLOYEE or potential CHEMPARTNER EMPLOYEE:

•	*

•	*

•	*

•	*

•	*

•	*

•	*

•	*

•	*

•	*

Rejection

GSK may, in its sole discretion, require CHEMPARTNER to prohibit any CHEMPARTNER EMPLOYEE or potential CHEMPARTNER EMPLOYEE from working on any PROJECT and/or PROGRAM, if GSK considers the CHEMPARTNER EMPLOYEE or potential CHEMPARTNER EMPLOYEE to be unsuitable on the basis of any information that is obtained from the background screening and reference checking detailed in this Section.

GSK may base any rejection on any of the information that is revealed by the background screening and reference checking and GSK is not required to provide CHEMPARTNER with any details of why it decided to reject the particular CHEMPARTNER EMPLOYEE or potential CHEMPARTNER EMPLOYEE.

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

2

SDS Number 129660	Approved/Revised 02-Nov-2005	Version 1

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, SOLID

By way of illustration only, and without limitation, GSK may reject a particular individual if the background screening and reference checking reveals that they:

•	have current or previous affiliation with animal rights activism;

•	were previously employed with GSK and this employment was terminated with cause;

•	have made false statements or claims on their CV, resume or application forms;

•	they have provided false or exaggerated educational or professional qualifications;

•	they have a lack of financial probity where the position applied for requires a high level of integrity;

•	they have provided inappropriate references from referees or previous employers;

•	they have relevant and/or undisclosed criminal convictions (where this is required by law);

•	they have unexplained gaps in their employment history; and/or

•	they have not co-operated with the background screening and reference checking procedures.

Outcomes

Where CHEMPARTNER undertakes background screening and reference checking of CHEMPARTNER EMPLOYEE or potential CHEMPARTNER EMPLOYEE, GSK may, in its sole discretion, decide as follows:

GSK may reject the proposed CHEMPARTNER EMPLOYEE or potential CHEMPARTNER EMPLOYEE in accordance with paragraph above.

GSK may allow CHEMPARTNER to deploy the CHEMPARTNER EMPLOYEE or potential CHEMPARTNER EMPLOYEE to work on any GSK PROJECT and/or PROGRAM.

GSK is not required to provide CHEMPARTNER with reasons for its decision regarding whether or not it rejects or approves any particular CHEMPARTNER EMPLOYEE or potential CHEMPARTNER EMPLOYEE.

Costs

CHEMPARTNER is solely responsible for all costs that it may incur as a result of any background screening and reference checking required by GSK pursuant to this Section.

3

SDS Number 129660	Approved/Revised 02-Nov-2005	Version 1

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, SOLID

2.	GUIDELINES FOR EXTERNAL QUALITY CONTROL AND DATA PROTOCOLS

Following the QA project* at GSK we recognise the immense value of our new “pure and sure” screening collection. As a result, we ensure that all new chemical entities entering the screening collection are subject to the same high level of scrutiny ensuring the collection standard is maintained. This is typically done in-house or using vendor QC data. This guideline outlines GSK protocols for assessing compound integrity and purity.

*

*	Defining and maintaining a high quality screening collection: the GSK experience, S.J.Lane, D.S.Eggleston, K.Brinded, J.Hollerton, N.L.Taylor and S.Readshaw. Drug Discovery Toda, 11, 5/6, page 267-272, March 2006.
*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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SDS Number 129660	Approved/Revised 02-Nov-2005	Version 1

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, SOLID

3.	MATERIAL SAFETY DATASHEET- INTERMEDIATE SOLID

SDS Number 129660	Approved/Revised 02-Nov-2005	Version 1
Material GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, SOLID

SAFETY DATA SHEET

(a) IDENTIFICATION OF THE SUBSTANCE/PREPARATION AND OF THE COMPANY/UNDERTAKING

Material	GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, SOLID
CAS Number	Unassigned
Company Name	GlaxoSmithKline, Corporate Environment, Health & Safely
980 Great West Road
	Brentford, Middlesex	TW8 9GS UK
	UK General Information:	+44-20-8047-5000
	Transport Emergency (EU)	+44-1865-407333
	Medical Emergency	+1-612-221-3999, Ext 221
	Information and Advice:	US number, available 24 hours
Multi-language response

GlaxoSmithKline, Corporate Environment, Health & Safety 2200 Renaissance Blvd, Suite 105
	King of Prussia, PA	19406 US
	US General information:	+1-888-825-5249
	Transport Emergency (non EU)	+1-703-527-3887
US number, available 24 hours Multi-language response

(b) COMPOSITION / INFORMATION ON INGREDIENTS

Ingredients	CAS RN	Percentage
GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, SOLID	Unassigned	100

(c) HAZARDS IDENTIFICATION

Fire and Explosion	Assume that this material is capable of sustaining combustion.
Assume that this material is capable of producing a dust explosion if ignited as a dust cloud.
Assume that this material is capable of being ignited by an electrostatic discharge.

Health	Caution - The toxicological properties of this material have not been fully investigated.
Exposure might occur via inhalation; ingestion: skin, eyes.

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SDS Number 129660	Approved/Revised 02-Nov-2005	Version 1

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, SOLID

Environment	No information is available about the potential of this material to produce adverse environmental effects.

(d) FIRST-AID MEASURES

Ingestion	Never attempt to induce vomiting. Do not attempt to give any solid or liquid by mouth if the exposed subject is unconscious or semi-conscious. Wash out the mouth with water. If the exposed subject is fully conscious, give plenty of water to drink. Obtain medical attention.

Inhalation	Using appropriate personal protective equipment, move exposed subject to fresh air. If breathing is difficult or ceases, ensure and maintain ventilation. Give oxygen as appropriate. The exposed subject should be kept warm and at rest. Obtain medical attention in cases of known or possible over exposure, or with symptoms including chest pain, difficulty breathing, loss of consciousness or other adverse effects, which may be delayed.

Skin Contact	Using appropriate personal protective equipment, remove contaminated clothing and flush exposed area with large amounts of water. Obtain medical attention if skin reaction occurs, which may be immediate or delayed.

Eye Contact	Wash immediately with clean and gently flowing water. Continue for at least 15 minutes. Obtain medical attention.

NOTES TO HEALTH PROFESSIONALS

Medical Treatment	Treat according to locally accepted protocols. For additional guidance, refer to the local poison control information centre.

Medical Conditions Caused or Aggravated by Exposure	None for occupational exposure.

Health Surveillance Procedures	Pre-placement and periodic health surveillance is not usually indicated, The final determination of the need for health surveillance should be determined by local risk assessment.

Antidotes	No specific antidotes are recommended,

(e) FIRE-FIGHTING MEASURES

Fire and Explosion Hazards	The flammability of this material has not been determined. As with many organic dusts, explosions can occur if this material is dispersed as a dust cloud and ignited.

Extinguishing Media	Water, dry powder or foam extinguishers are recommended. Carbon dioxide extinguishers may be ineffective.

Special Firefighting Procedures

Since toxic, corrosive or flammable vapours might be evolved from fires involving this material, self contained breathing apparatus and full protective equipment are recommended for firefighters.

Move containers from the fire area if possible without increased personal risk.

If possible, contain and collect firefighting water for later disposal.

Hazardous Combustion Products	Toxic, corrosive or flammable thermal decomposition products are expected when the material is exposed to fire.

6

SDS Number 129660	Approved/Revised 02-Nov-2005	Version 1

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, SOLID

(f) ACCIDENTAL RELEASE MEASURES

Personal Precautions	Fence or cordon the affected area and do not allow individuals to touch or walk through the spilled material unless wearing appropriate protective clothing. Avoid dust generation.

Environmental Precautions	Prevent entry into waterways, sewers, surface drainage systems and poorly ventilated areas. If spill is outdoors, cover with plastic sheet to minimise spreading or contact with rain.

Clean-up Methods	Collect and place it in a suitable, property labelled container for recovery or disposal. After at solid or absorbent material has been collected, the area should be vacuumed with HEPA filter-equipped apparatus.

Decontamination Procedures	No specific decontamination or detoxification procedures have been identified for this material. Consider use of water, detergent solutions, or other soluble solvents (as specified in Section 9 of this SDS), for clean-up and decontamination operations.

(g) HANDLING AND STORAGE

HANDLING

General Requirements

Avoid dispersion as a dust cloud.

Depending upon the scale of operation, use of appropriate exhaust ventilation is recommended to provide routine control of fire and explosion hazards during handling of this material.

Ignition Controls	Bond and earth (ground) all plant and equipment to ensure that no isolated conductors are present. Isolated conductors can accumulate sufficient electrostatic charge to produce discharges of many hundreds of milli-Joules.

STORAGE

Keep in tightly closed containers or packages away from moisture and away from sources of ignition.

Avoid prolonged storage at elevated temperatures (greater than room temperature, approximately 20 degrees C).

7

SDS Number 129660	Approved/Revised 02-Nov-2005	Version 1

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, SOLID

(h) EXPOSURE CONTROLS/PERSONAL PROTECTION

OCCUPATIONAL EXPOSURE LIMITS

GSK Occupational	3 PROVISIONAL

Hazard Category

ENGINEERING CONTROLS

Exposure Controls

This material has been assigned to GlaxoSmithKline Occupational Hazard Category 3 with a hygiene guide of 10 - <100 mcg/m3.

An Exposure Control Approach (ECA) is established for operations involving this material based upon the OEL/Occupational Hazard Category and the outcome of a site- or operation-specific risk assessment. Refer to the Exposure Control Matrix for more information about how ECA’s are assigned and how to interpret them.

Containment	Open handling is not recommended. Consider segregating operations, use of enclosures and sealed transfer systems.

Ventilation	Local exhaust ventilation (LEV) should be used in conjunction with other control measures as a means of removing material incidentally released.

Administrative	Entry to the working area should be controlled. Doors with interlocks may be needed for materials airlocks and locker rooms. Only equipment and supplies necessary for job activities should be taken into working area.

PERSONAL PROTECTIVE EQUIPMENT

Eye Protection	Wear approved safety glasses with side shields or cover goggles if eye contact is possible.

Gloves	The selection of gloves for a specific activity must be based on the material’s properties and on possible permeation and degradation that may occur under the circumstances of use. Glove selection must lake into account any solvents and other hazards present. Potential allergic reactions can occur with certain glove materials (e.g. Latex) and therefore these should be avoided. Care must be exercised if insufficient data are available and further guidance should be sought from your local EHS department.

Respirators	If respiratory protective equipment (RPE) is used, the type of RPE will depend upon air concentrations present, required protection factor as well as hazards, physical properties and warning properties of substances present. Follow local regulations for respirator use in the workplace.

Other Equipment or Procedures	Consider control procedures for maintenance, cleaning and emergencies. An eye wash station should be available.

(i) PHYSICAL AND CHEMICAL PROPERTIES

Appearance
Physical Form	Solid.

Dust Electrostatic Properties
Minimum Ignition Energy (Cloud)	No studies have been conducted.

Dust Explosion Properties
Kst	No studies have been conducted.

Train Fire	No studies have been conducted.

(j) STABILITY AND REACTIVITY

Conditions to Avoid	Avoid direct sunlight, conditions that might generate heal and dispersion as a dust cloud.

8

SDS Number 129660	Approved/Revised 02-Nov-2005	Version 1

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, SOLID

(k) TOXICOLOGICAL INFORMATION

Oral Toxicity	No studies have been conducted.

Inhalation Toxicity	No studies have been conducted.

Skin Effects	No studies have been conducted.

Eye Effects	No studies have been conducted.

Target Organ Effects	No specific target organ effects have been identified.

Sensitisation	No studies have been conducted.

Genetic Toxicity	No studies have been conducted.

Carcinogenicity	No studies have been conducted and this material is not fitted as a carcinogen by GSK, IARC, NTP or US OSHA.

Reproductive Effects	Insufficient information available to classify for reproductive toxicity.

Other Adverse Effects	None known for this material in humans.

(l) ECOLOGICAL INFORMATION

Summary	No information is available about the potential of this material to produce adverse environmental effects. Local regulations and procedures should be consulted prior to environmental release.

(m) DISPOSAL CONSIDERATIONS

Disposal Recommendations	Collect for recycling or recovery if possible. The recommended method of disposal is incineration. Wherever possible, disposal should be in an on-site licensed chemical incinerator, if allowed by the incinerator license or permit. If no on-site incinerator is available, dispose of material in a licensed commercial chemical incinerator.

Regulatory Requirements	Observe all local and national regulations when disposing this material.

(n) TRANSPORT INFORMATION

The SDS should accompany all shipments for reference in the event of spillage or accidental release. Only authorised persons trained and competent in accordance with appropriate national and international regulatory requirements may prepare dangerous goods for transport.

UN Classification and Labelling

Transport Information	Transportation and shipping of this material is not restricted. It has no known, significant hazards requiring special packaging or labelling for air, maritime, US or European ground transport purposes.

(o) REGULATORY INFORMATION

The information included below is an overview of the major regulatory requirements. It should not be considered to be an exhaustive summary. Local regulations should be consulted for additional requirements.

9

SDS Number 128638	Approved/Revised 29-Mar-2006	Version 1

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, API, SOLID

EU Classification and Labelling

None.

US OSHA Standard (29 CFR Part 1910.1200)

Classification	This material is not classified as hazardous according to the OSHA Hazard Communication Standard.

Target Organ Statement	No specific target organ effects known.

Other US Regulations

TSCA Status	Exempt

(p) OTHER INFORMATION

References                                              GSK Hazard Determination

Date Approved/Revised 02-Nov-2005	SDS Version Number 1

SDS Sections Updated

Sections	Subsections

COMPOSITION / INFORMATION ON INGREDIENTS

EXPOSURE CONTROLS / PERSONAL PROTECTION

PHYSICAL AND CHEMICAL PROPERTIES

TRANSPORT INFORMATION

The information and recommendations in this safety data sheet are, to the best of our knowledge, accurate as of the date of issue. Nothing herein shall be deemed to create any warranty, express or implied. It is the responsibility of the user to determine the applicability of this information and the suitability of the material or product for any particular purpose.

4.	MATERIAL SAFETY DATASHEET – API SOLID

10

SDS Number 128638	Approved/Revised 29-Mar-2006	Version 3

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, API, SOLID

SAFETY DATA SHEET

(a) IDENTIFICATION OF THE SUBSTANCE/PREPARATION AND OF THE COMPANY/UNDERTAKING

Material	GSK PHARMACEUTICAL RESEARCH COMPOUND, API, SOLID

Synonyms	GSK PHARMACEUTICAL RESEARCH COMPOUND, ACTIVE PHARMACEUTICAL INGREDIENT, SOLID PROJECT CODE (NONE)

CAS Number	Unassigned

Company Name	GlaxoSmithKline, Corporate Environment, Health & Safely
980 Great West Road
	Brentford, Middlesex	TW8 9GS UK
	UK General Information:	+44-20-8047-5000
	Transport Emergency (EU)	+44-1865-407333
	Medical Emergency	+1-612-221-3999, Ext 221
	Information and Advice:	US number, available 24 hours
Multi-language response

GlaxoSmithKline, Corporate Environment. Health & Safety 2200 Renaissance Blvd, Suite 105
	King of Prussia, PA	19406 US
	US General information:	+1-888-825-5249
	Transport Emergency (non EU)	+1-703-527-3887
US number, available 24 hours Multi-language response

(b) COMPOSITION / INFORMATION ON INGREDIENTS

Ingredients	CAS RN	Percentage
GSK PHARMACEUTICAL RESEARCH COMPOUND, API, SOLID	Unassigned	100

(c) HAZARDS IDENTIFICATION

Fire and Explosion

Assume that this material Is capable of sustaining combustion.

Assume that this material is capable of producing a dust explosion if ignited as a dust cloud.

Assume that this material is capable of being ignited by an electrostatic discharge.

Health	Caution - Pharmaceutical agent. Caution - The toxicological properties of this material have not been fully investigated. Exposure might occur via inhalation; ingestion; skin; eyes.

Environment	No information is available about the potential of this material to produce adverse environmental effects.

11

SDS Number 128638	Approved/Revised 29-Mar-2006	Version 3

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, API, SOLID

(d) FIRST-AID MEASURES

Ingestion	Never attempt to induce vomiting. Do not attempt to give any sold or liquid by mouth if the exposed subject is unconscious or semiconscious. Wash out the mouth with water. If the exposed subject is fully conscious, give plenty of water to drink. Obtain medical attention.

Inhalation	Using appropriate personal protective equipment, move exposed subject to fresh air. If breathing is difficult or ceases, ensure and maintain ventilation. Give oxygen as appropriate. The exposed subject should be kept warm and at rest. Obtain medical attention in cases of known or possible over exposure, or with symptoms including chest pain, difficulty breathing, toss of consciousness or other adverse effects, which may be delayed.

Skin Contact	Using appropriate personal protective equipment, remove contaminated clothing and flush exposed area with large amounts of water. Obtain medical attention if skin reaction occurs, which may be immediate or delayed.

Eye Contact	Wash immediately with clean and gently flowing water. Continue for at least 15 minutes. Obtain medical attention.

NOTES TO HEALTH PROFESSIONALS

Medical Treatment	Treat according to locally accepted protocols. For additional guidance, refer to the local poison control information centre.

Medical Conditions Caused or Aggravated by Exposure	None for occupational exposure.

Health Surveillance Procedures	Pre-placement and periodic health surveillance is not usually indicated. The final determination of the need for health surveillance should be determined by local risk assessment.

Antidotes	No specific antidotes are recommended.

(e) FIRE-FIGHTING MEASURES

Fire and Explosion Hazards	The flammability of this material has not been determined. As with many organic dusts, explosions can occur if this material is dispersed as a dust cloud and ignited.

Extinguishing Media	Water, dry powder or foam extinguishers are recommended. Carbon dioxide extinguishers may be ineffective.

Special Firefighting Procedures

Since toxic, corrosive or flammable vapours might be evolved from fires involving this material, self contained breathing apparatus and full protective equipment are recommended for firefighters.

Move containers from the fire area if possible without increased personal risk.

If possible, contain and collect firefighting water for later disposal.

Hazardous Combustion Products	Toxic, corrosive or flammable thermal decomposition products are expected when the material is exposed to fire.

(f) ACCIDENTAL RELEASE MEASURES

Personal Precautions	Fence or cordon the affected area and do not allow individuals to touch or walk through the spilled material unless wearing appropriate protective clothing. Avoid dust generation.

Environmental Precautions	Prevent entry into waterways, sewers, surface drainage systems and poorly ventilated areas. If spill is outdoors, cover with plastic sheet to minimise spreading or contact with rain.

Clean-up Methods	Collect and place it in a suitable, property labelled container for recovery or disposal. After all solid or absorbent material has been collected, the area should be vacuumed with HEPA filler-equipped apparatus.

Decontamination Procedures	No specific decontamination or detoxification procedures have been identified for this material. Consider use of water, detergent solutions, or other soluble solvents (as specified in Section 9 of this SDS), for clean-up and decontamination operations.

12

SDS Number 128638	Approved/Revised 29-Mar-2006	Version 3

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, API, SOLID

(g) HANDLING AND STORAGE

HANDLING

General Requirements	Avoid dispersion as a dust cloud. Depending upon the scale of operation, use of appropriate exhaust ventilation is recommended to provide routine control of fire and explosion hazards during handling of this material.

Ignition Controls	Bond and earth (ground) at plant and equipment to ensure that no isolated conductors are present. Isolated conductors can accumulate sufficient electrostatic charge to produce discharges of many hundreds of milli-Joules.

STORAGE

Keep in tightly closed containers or packages away from moisture and away from sources of ignition.

Avoid prolonged storage al elevated temperatures (greater than room temperature, approximately 20 degrees C).

(h) EXPOSURE CONTROLS/PERSONAL PROTECTION

OCCUPATIONAL EXPOSURE LIMITS
GSK Occupational Hazard Category	3 PROVISIONAL

ENGINEERING CONTROLS

Exposure Controls

Only limited health effects information is available.

This material has been assigned to GlaxoSmithKline Occupational Hazard Category 3 with a hygiene guide of 10 - <100 mcg/m3. An Exposure Control Approach (ECA) is established for operations involving this material based upon the OEL/Occupational Hazard Category and the outcome of a site-or operation-specific risk assessment. Refer to the Exposure Control Matrix for more information about how ECA’s are assigned and how to interpret them.

Containment	Open handling is not recommended. Consider segregating operations, use of enclosures and sealed transfer systems.

Ventilation	Local exhaust ventilation (LEV) should be used in conjunction with other control measures as a means of removing material incidentally released.

Administrative	Entry to the working area should be controlled. Doors with interlocks may be needed for materials airlocks and locker rooms. Only equipment and supplies necessary for job activities should be taken into working area.

PERSONAL PROTECTIVE EQUIPMENT

Eye Protection	Wear approved safety glasses with side shields or cover goggles if eye contact is possible.

Gloves	The selection of gloves for a specific activity must be based on the material’s properties and on possible permeation and degradation that may occur under the circumstances of use. Glove selection must lake into account any solvents and other hazards present. Potential allergic reactions can occur with certain glove materials (e.g. Latex) and therefore these should be avoided. Care must be exercised if insufficient data are available and further guidance should be sought from your local EHS department.

Respirators	If respiratory protective equipment (RPE) is used, the type of RPE will depend upon air concentrations present, required protection factor as well as hazards, physical properties and warning properties of substances present. Follow local regulations for respirator use in the workplace.

Other Equipment or Procedures	Consider control procedures for maintenance, cleaning and emergencies. Wear appropriate clothing to avoid skin contact. An eye wash station should be available.

(i) PHYSICAL AND CHEMICAL PROPERTIES

Appearance
Physical Form	Powder.

Dust Electrostatic Properties
Minimum Ignition Energy (Cloud)	No studies have been conducted.

Dust Explosion Properties
Kst	No studies have been conducted.

Train Fire	No studies have been conducted.

13

SDS Number 128638	Approved/Revised 29-Mar-2006	Version 3

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, API, SOLID

(j) STABILITY AND REACTIVITY

Conditions to Avoid	Avoid direct sunlight, conditions that might generate heat and dispersion as a dust cloud.

(k) TOXICOLOGICAL INFORMATION

Oral Toxicity	No studies have been conducted.

Inhalation Toxicity	No studies have been conducted.

Skin Effects	No studies have been conducted.

Eye Effects	No studies have been conducted.

Target Organ Effects	No specific target organ effects have been identified.

Sensitisation	No studies have been conducted.

Genetic Toxicity	No studies have been conducted.

Carcinogenicity	No studies have been conducted and this material is not listed as a carcinogen by GSK, IARC, NTP or US OSHA.

Reproductive Effects	Insufficient information available to classify for reproductive toxicity.

Other Adverse Effects	None known for this material in humans.

(l) ECOLOGICAL INFORMATION

Summary	No information is available about the potential of this material to produce adverse environmental effects. Local regulations and procedures should be consulted prior to environmental release.

(m) DISPOSAL CONSIDERATIONS

Disposal Recommendations	Collect for recycling or recovery if possible. The recommended method of disposal is incineration. Wherever possible, disposal shod be in an on-site licensed chemical incinerator, if allowed by the incinerator license or permit. If no on-site incinerator is available, dispose of material in a licensed commercial chemical incinerator.

Regulatory Requirements	Observe at local and national regulations when disposing of this material.

(n) TRANSPORT INFORMATION

The SDS should accompany all shipments for reference in the event of spillage or accidental release. Only authorised persons trained and competent in accordance with appropriate national and international regulatory requirements may prepare dangerous goods for transport.

UN Classification and Labelling

Technical Name	GSK PHARMACEUTICAL RESEARCH COMPOUND, ACTIVE PHARMACEUTICAL INGREDIENT, SOLID

Proper Shipping Name	Toxic sold, organic, nos (GSK PHARMACEUTICAL RESEARCH COMPOUND, API, SOLID)

UN Number	UN 2811

Class/Division	6.1

Subsidiary Risk	None

Packing Group	III

14

SDS Number 128638	Approved/Revised 29-Mar-2006	Version 3

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, API, SOLID

Risk Label(s)	Class 6.1 Toxic

International Air Transport (IATA Requirements)

Classification and Labelling	As UN Classification and Labelling above

International Maritime Transport (IMDG Requirements)

Classification and Labelling	As UN Classification and Labelling above

US Domestic Transport (DOT Requirements)

Classification and Labelling	As UN Classification and Labeling above

European Ground Transport (ADR/RID Requirements)

Classification and Labelling	As UN Classification and Labelling above

(o) REGULATORY INFORMATION

The information included below is an overview of the major regulatory requirements. It should not be considered to be an exhaustive summary. Local regulations should be consulted for additional requirements.

EU Classification and Labelling

None.

US OSHA Standard (29 CFR Part 1910.1200)

Classification	This material is classified as hazardous according to the OSHA Hazard Communication Standard.

Target Organ Statement	No specific target organ effects known.

Other US Regulations

TSCA Status	Exempt

(p) OTHER INFORMATION

References                                         GSK Hazard Determination

Date Approved/Revised 29-Mar-2006	SDS Version Number 3

SDS Sections Updated Sections	Subsections

IDENTIFICATION OF SUBSTANCE / PREPARATION AND OF COMPANY TRANSPORT INFORMATION

The information and recommendations in this safety data sheet are, to the best of our knowledge, accurate as of the date of issue. Nothing herein shall be deemed to create any warranty, express or implied. It is the responsibility of the user to determine the applicability of this information and the suitability of the material or product for any particular purpose.

5.	MATERIAL SAFETY DATASHEET – INTERMEDIATE ONLY

15

SDS Number 130138	Approved/Revised 06-Feb-2006	Version 1

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, OILY LIQUID

SAFETY DATA SHEET

(a) IDENTIFICATION OF THE SUBSTANCE/PREPARATION AND OF THE COMPANY/UNDERTAKING

Material	GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, OILY LIQUID

CAS Number	Unassigned

Company Name	GlaxoSmithKline, Corporate Environment, Health & Safety
980 Great West Road
	Brentford, Middlesex	TW8 9GS UK
	UK General Information:	+44-20-8047-5000
	Transport Emergency (EU)	+44-1865-407333
	Medical Emergency	+1-612-221-3999, Ext 221
	Information and Advice:	US number, available 24 hours
Multi-language response

GlaxoSmithKline, Corporate Environment. Health & Safety 2200 Renaissance Blvd, Suite 105
	King of Prussia, PA	19406 US
	US General Information:	+1-888-825-5249
	Transport Emergency (non EU)	+1-703-527-3887
US number, available 24 hours Multi-language response

(b) COMPOSITION / INFORMATION ON INGREDIENTS

Ingredients	CAS RN	Percentage
GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, OILY LIQUID	Unassigned	100

(c) HAZARDS IDENTIFICATION

Fire and Explosion	This material is classified as combustible.

Health	Caution - The toxicological properties of this material have not been fully investigated. Exposure might occur via inhalation; ingestion; skin; eyes.

Environment	No information is available about the potential of this material to produce adverse environmental effects.

16

SDS Number 130138	Approved/Revised 06-Feb-2006	Version 1

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, OILY LIQUID

(d) FIRST-AID MEASURES

Ingestion	Never attempt to induce vomiting. Do not attempt to give any sold or liquid by mouth if the exposed subject is unconscious or semiconscious. Wash out the mouth with water. If the exposed subject is fully conscious, give plenty of water to drink. Obtain medical attention.

Inhalation	Using appropriate personal protective equipment, move exposed subject to fresh air. If breathing is difficult or ceases, ensure and maintain ventilation. Give oxygen as appropriate. The exposed subject should be kept warm and at rest. Obtain medical attention in cases of known or possible over exposure, or with symptoms including chest pain, difficulty breathing, loss of consciousness or other adverse effects, which may be delayed.

Skin Contact	Using appropriate personal protective equipment, remove contaminated clothing and flush exposed area with large amounts of water. Obtain medical attention if skin reaction occurs, which may be immediate or delayed.

Eye Contact	Wash immediately with clean and gently flowing water. Continue for at least 15 minutes. Obtain medical attention.

NOTES TO HEALTH PROFESSIONALS

Medical Treatment	Treat according to locally accepted protocols. For additional guidance, refer to the local poison control information centre.

Medical Conditions Caused or Aggravated by Exposure	None for occupational exposure.

Health Surveillance Procedures	Pre-placement and periodic health surveillance is not usually indicated. The final determination of the need for health surveillance should be determined by local risk assessment.

Antidotes	No specific antidotes are recommended.

(e) FIRE-FIGHTING MEASURES

Fire and Explosion Hazards	This material is combustible. Fire and explosions might result if vapours are allowed to accienulate in the vicinity of a source of ignition.

Extinguishing Media	Carbon dioxide, dry powder or foam extinguishers are recommended. Do not use water extinguishers. Water jets may intensify the fire or be ineffective.

Special Firefighting Procedures

Since toxic, corrosive or flammable vapours might be evolved from fires involving this material, self contained breathing apparatus and full protective equipment are recommended for firefighters.

Move containers from the fire area if possible without increased personal risk.

If possible, contain and collect firefighting water for later disposal.

Hazardous Combustion Products	Toxic, corrosive or flammable thermal decomposition products are expected when the material is exposed to fire.

(f) ACCIDENTAL RELEASE MEASURES

Personal Precautions	Stop leak and eliminate all sources of ignition (no smoking, sparks or flames). Fence or cordon the affected area and do not allow individuals to touch or walk though the spilled material unless wearing appropriate protective clothing. Wear protective clothing and equipment consistent with the degree of hazard.

Environmental Precautions	Prevent entry into waterways, sewers, surface drainage systems and poorly ventilated areas.

Clean-up Methods	Spread an inert absorbent on the spill and place in a suitable, properly labelled container for recovery or disposal.

Decontamination Procedures	No specific decontamination or detoxification procedures have been identified for this material. Consider use of water, detergent solutions, or other soluble solvents (as specified in Section 9 of this SDS), for clean-up and decontamination operations.

(g) HANDLING AND STORAGE

HANDLING

17

SDS Number 130138	Approved/Revised 06-Feb-2006	Version 1

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, OILY LIQUID

GSK Process Hazard Category	2

General Requirements

Assess all operations involving this material for potential fire and explosion risks and take suitable precautions based on the guidance provided. Depending upon the scale of operation, use of appropriate exhaust ventilation is recommended to provide routine control of fire and explosion hazards during handing of this material.

Ensure that any area in which this material is handled has sufficient ventilation to avoid the build up of vapour and to control employee potential exposure to volatiles below National Occupational Exposure Limits.

Ignition Controls	Bond and earth (ground) all plant and equipment to ensure that no isolated conductors are present. Isolated conductors can accumulate sufficient electrostatic charge to produce discharges of many hundreds of mili-Joules. Keep this material away from all forms of ignition such as open flames, mechanical sparks, frictional heat and hot surfaces.

STORAGE

Keep material in sealed containers in a cool, well-ventilated area away from sources of ignition.

Avoid prolonged storage at elevated temperatures (greater than room temperature, approximately 20 degrees C).

(h) EXPOSURE CONTROLS/PERSONAL PROTECTION

OCCUPATIONAL EXPOSURE LIMITS

GSK Occupational Hazard Category	3 PROVISIONAL

ENGINEERING CONTROLS

Exposure Controls	The hygiene guide for this material is >0.5 to 5 ppm. The GSK Exposure Control Matrix recommends controls which are effective only for dusts and sold particulates. Consult your local occupational hygiene specialist, or safety officer for effective controls for liquids, vapours, and gases.

Administrative	Entry to the working area should be controlled. Doors with interlocks may be needed for materials airlocks and locker rooms. Only equipment and supplies necessary for job activities should be taken into working area.

PERSONAL PROTECTIVE EQUIPMENT

Eye Protection	Wear approved safety glasses with side shields or cover goggles if eye contact is possible.

Gloves	The selection of gloves for a specific activity must be based on the material’s properties and on possible permeation and degradation that may occur under the circumstances of use. Glove selection must lake into account any solvents and other hazards present. Potential allergic reactions can occur with certain glove materials (e.g. Latex) and therefore these should be avoided. Care must be exercised if insufficient data are available and further guidance should be sought from your local EHS department.

Respirators	If respiratory protective equipment (RPE) is used, the type of RPE will depend upon air concentrations present, required protection factor as well as hazards, physical properties and warning properties of substances present. Follow local regulations for respirator use in the workplace.

Other Equipment or Procedures	Consider control procedures for maintenance, cleaning and emergencies. Wear appropriate clothing to avoid skin contact. An eye wash station should be available.

(i) PHYSICAL AND CHEMICAL PROPERTIES

Appearance

Physical Form	Oily liquid.

Boiling Point	> 35 °C

Flash Point	> 60.5 °C (Closed Cup).

(j) STABILITY AND REACTIVITY

Conditions to Avoid	Avoid direct sunlight, conditions that might generate heat and sources of ignition.

18

SDS Number 130138	Approved/Revised 06-Feb-2006	Version 1

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, OILY LIQUID

(k) TOXICOLOGICAL INFORMATION

Oral Toxicity	No studies have been conducted.

Inhalation Toxicity	No studies have been conducted.

Skin Effects	No studies have been conducted.

Eye Effects	No studies have been conducted.

Target Organ Effects	No specific target organ effects have been identified.

Sensitisation	No studies have been conducted.

Genetic Toxicity	No studies have been conducted.

Carcinogenicity	No studies have been conducted and this material is not listed as a carcinogen by GSK, IARC, NTP or US OSHA.

Reproductive Effects	Insufficient information available to classify for reproductive toxicity.

Other Adverse Effects	None known for this material in humans.

(l) ECOLOGICAL INFORMATION

Summary	No information is available about the potential of this material to produce adverse environmental effects. Local regulations and procedures should be consulted prior to environmental release.

(m) DISPOSAL CONSIDERATIONS

Disposal Recommendations	Collect for recycling or recovery if possible. The recommended method of disposal is incineration. Wherever possible, disposal should be in an on-site licensed chemical incinerator, if allowed by the incinerator license or permit. If no on-site incinerator is available, dispose of material in a licensed commercial chemical incinerator.

Regulatory Requirements	Observe all local and national regulations when disposing of this material.

(n) TRANSPORT INFORMATION

The SDS should accompany all shipments for reference in the event of spillage or accidental release. Only authorised persons trained and competent in accordance with appropriate national and international regulatory requirements may prepare dangerous goods for transport.

UN Classification and Labelling

Transportation Information	Transportation and shipping of this material is not restricted. it has no known, significant hazards requiring special packaging or labelling for air, maritime, US or European ground transport purposes.

(o) REGULATORY INFORMATION

The information included below is an overview of the major regulatory requirements. It should not be considered to be an exhaustive summary. Local regulations should be consulted for additional requirements.

EU Classification and Labelling

None.

US OSHA Standard (29 CFR Part 1910.1200)

Classification	This material is not classified as hazardous according to the OSHA Hazard Communication Standard.

Target Organ Statement	No specific target organ effects known.

Other US Regulations

TSCA Status	Exempt

19

SDS Number 130138	Approved/Revised 06-Feb-2006	Version 1

Material GSK PHARMACEUTICAL RESEARCH COMPOUND, INTERMEDIATE, OILY LIQUID

(p) OTHER INFORMATION

References                                         GSK Hazard Determination

Date Approved/Revised 06-Feb-2006	SDS Version Number 1

SDS Sections Updated Sections	Subsections

COMPOSITION / INFORMATION ON INGREDIENTS

EXPOSURE CONTROLS / PERSONAL PROTECTION

IDENTIFICATION OF SUBSTANCE / PREPARATION AND OF

COMPANY

PHYSICAL AND CHEMICAL PROPERTIES

The information and recommendations in this safety data sheet are, to the best of our knowledge, accurate as of the date of issue. Nothing herein shall be deemed to create any warranty, express or implied. it is the responsibility of the user to determine the applicability of this information and the suitability of the material or product for any particular purpose.

20

6.	EXCEL SPREADSHEET DEFINITION FOR EXTERNAL COMPOUND SUPPLIERS

Excel Spreadsheet definition for External Compound Suppliers

Date	20th July 2006
Revision Date	19th July 2007

Purpose

The purpose of this document is to define the “meta data” fields required to be populated, when external compound suppliers provide an Excel spreadsheet to accompany the samples and analytical data.

Definition

For LCMS please use column names below, in order specified

*

For NMR, please use column names below, in order specified

*

7.	GUIDELINES FOR PROVIDING BIOLOGICAL DATA ON COMPOUNDS

CHEMPARTNER shall comply and provide a detailed ASSAY protocol in accordance with the below points as a minimum:

Development

Title

Identification

Protocol Origin

Approval Workflow

Target

*

*

Assay

*

*

*

*

*

*

*

*

Data Management

Plate Setup / Control Values

QA

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

21

SCHEDULE 17

GSK RECOGNITION SCHEME

1.	ELIGIBILITY CRITERIA

1.1	This RECOGNITION SCHEME will only be applicable to PROJECT(s) performed under the AGREEMENT. This RECOGNITION SCHEME shall not apply to any PROGRAM(s) conducted by ChemPartner EMPLOYEES under the AGREEMENT.

1.2	Only ChemPartner EMPLOYEES working on a PROJECT(s) set out in a SOW under the AGREEMENT may be entitled to benefit from the GSK RECOGNITION SCHEME.

1.3	At GSK discretion, the GSK DESIGNATED REPRESENTATIVE of a PROJECT may wish to acknowledge a ChemPartner EMPLOYEE individually or as part of a team (“ChemPartner’s TEAM”) in view of their significant contribution to a PROJECT through working at a high standard of quality, efficiency and integrity.

1.4	GSK may provide a ChemPartner EMPLOYEE and/or a ChemPartner TEAM with:

1.4.1	Recognition letter, in accordance with Section 2.1; and/or

1.4.2	Cash Award, in accordance with Sections 2.2, 3 and 4.

2.	GSK RECOGNITION SCHEME

2.1	Recognition letter to a ChemPartner EMPLOYEE and/or a ChemPartner’s TEAM: the content of a recognition letter will be drafted in compliance with GSK Corporate Intellectual Property reward and recognition guidelines.

2.2	Cash Award: the GSK DESIGNATED REPRESENTATIVE may decide to nominate (i) a ChemPartner EMPLOYEE, and/or (ii) a ChemPartner’s TEAM for a cash award. Cash awards may be of different levels:

•	Bronze

•	Silver

•	Gold

2.2.1	Cash award granted to a ChemPartner EMPLOYEE individually or as a member of a ChemPartner TEAM shall be limited as follows:

A)	For China:

- Bronze award: US$ 15 (shall not be given to the same ChemPartner EMPLOYEE more than three times during a CONTRACT YEAR);

- Silver award: US$ 25 (shall not be given to the same ChemPartner EMPLOYEE more than twice during a CONTRACT YEAR);

- Gold award: US$ 50 (shall not be given to the same ChemPartner EMPLOYEE more than once during a CONTRACT YEAR);

2.2.2	In no event, shall the aggregate sum of any cash awards provided to a ChemPartner EMPLOYEE as an individual, or as a member of a ChemPartner TEAM exceed the following amounts:

1

(i)	US$ 50 per CONTRACT YEAR in China.

2.2.3	The above mentioned amounts may be reviewed by GSK on an annual basis.

2.2.4	Any exception to section 2.2 must be approved by GSK R&D Compliance and GSK Legal.

2.3	Any cash award provided to a ChemPartner EMPLOYEE and/or a ChemPartner TEAM shall comply with the requirements detailed in Section 3 below and shall be provided in accordance with the procedure established under Section 4 of this Schedule.

3.	REQUIREMENTS FOR CASH AWARDS

3.1	Cash awards should be given only to a ChemPartner EMPLOYEE or to a ChemPartner TEAM that has significantly contributed to GSK PROJECTS (i.e., not to spouses or family members).

3.2	Nothing of value may be offered or given to any government official or political party in order to influence any act or decision, obtain or retain business, obtain a favorable government action, or otherwise obtain an unfair advantage for GSK, including but not limited to obtaining preferential tax treatment, pricing, product approvals, or other government benefit.

3.3	Nothing of value may be offered or given to a ChemPartner EMPLOYEE or a ChemPartner TEAM with the knowledge, suspicion, or belief that such third party will give cash, property, or anything of value directly or indirectly to a government official or healthcare professional in order to persuade such individual to buy GSK’s products or otherwise favor or benefit GSK.

4.	PROCEDURE FOR PROVIDING CASH AWARDS

4.1	Each GSK BUSINESS UNIT (at their discretion) may allocate a certain amount of budget to GSK RECOGNITION SCHEME by means of the relevant SOW for the OUTSOURCED SERVICES. The assignment of a certain amount of money for the GSK RECOGNITION SCHEME does not imply that such budget will be used or paid out in full to a ChemPartner EMPLOYEES or a ChemPartner TEAM during the duration of a SOW.

4.2	The GSK DESIGNATED REPRESENTATIVE identified in the relevant SOW will be responsible for nominating a ChemPartner EMPLOYEE and/or a ChemPartner TEAM based on his/her/their skills and contribution to a PROJECT(s). The GSK DESIGNATED REPRESENTATIVE will communicate in writing to the ChemPartner DESIGNATED REPRESENTATIVE the name of the ChemPartner EMPLOYEE and/or ChemPartner TEAM that has been nominated and the details of the recognition awarded.

4.3	The GSK DESIGNATED REPRESENTATIVE will be responsible for raising the appropriate purchase order (identified in a relevant SOW) for the budget allocated to the GSK RECOGNITION SCHEME for the duration of the SOW.

4.4	ChemPartner will be responsible for paying out the cash awards to the nominated ChemPartner EMPLOYEE and/or ChemPartner TEAM, in accordance with their internal procedures and applicable laws.

4.5	Any exceptions to the above mentioned rules must be approved by GSK R&D Compliance, GSK Legal and the GSK LIASON LEAD.

2

APPENDIX I

Amendment to Master Agreement

AMENDMENT NUMBER 1 TO MASTER AGREEMENT FOR THE OUTSOURCING OF

SERVICES (“Amendment”)

This Amendment number 1, effective from January 1st 2009 (the “Effective Date”) amends the MASTER AGREEMENT FOR THE OUTSOURCING OF SERVICES dated January 1st 2007 (the “Master Agreement”) made by and between GSK Research and Development Limited, (“GSK”), registered in England and Wales under company number 835139 and having its registered of at 980 Great West Road, Brentford, Middlesex TW8 9GS and ChemPartner Co., Ltd., (“Contractor”), registered in China, and having its principal business address at No.5 Building, 998 Hallel Road, Zhangjiang Hi-Tech Park Pudong New Area, 201203 Shanghai, People’s Republic of China.

GSK and Contractor may be referred to herein individually as a “Party” or collectively as the “Parties”.

WHEREAS, the Parties wish to amend the Master Agreement in certain respects as contained herein:

1.	DEFINITIONS

1.1	Clause 1.1 is amended as follows:

By adding the following new definitions:

“ADDITIONAL DISCOVERY OUTSOURCED SERVICES (“ADOS”)”	means additional discovery outsourced services as agreed by the Parties in writing that are materially different from and in addition to the DOS, specified in Sections A and B of Schedule 1.

“ADDITIONAL OUTSOURCED SERVICES (“AOS”)”	means such additional services as agreed by the Parties in writing that are different from and in addition to the DOS and/or ADOS.

“ASSAY”	means any measurement of chemical properties and/or biological activity In Vitro, In Vivo, ex vivo and/or ADME/T’ of a Compound.

“ADME/T”	means any in vivo, in silico, in vitro and/or in vivo Assay that is used to define absorption, distribution, metabolism, excretion and toxicity of a Compound.

“BIOLOGY ADDITIONAL MATERIAL(s)”	means any biological Reagent or Material with a value greater than * per Consumable * GSK will pay excess value above * per Consumable upon prior approval by the GSK Representative.

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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“BIOLOGICAL MATERIAL/SAMPLE”	means any human biological material, including any portion of an organ, any tissue, skin, bone, muscle, connective tissue, blood, cerebrospinal fluid, cells, gametes, or sub-cellular structures such as DNA/RNA, monoclonal antibodies secreted by a hybridoma cell line, or sub-sets of the original biological material such as novel plasmids or vectors), or any derivative of such human biological material such as stem cells or cell lines; and any human biological product, including, but not limited to, hair, nail clippings, teeth, urine, faeces, breast milk, and sweat.

“COMPOUND”	means a therapeutic agent or chemical entity synthesized as part of a Project or Program.

“CONSUMABLES”	mean any item used to perform the science, which does not have a fixed asset life (excluding Materials, Biological Additional Materials and/or Reagents),

“CONTRACTOR EMPLOYEE(s)”

means those Individuals who are employed, appointed or otherwise engaged Full Time by Contractor to provide the OS, or for any other term that may be agreed by the Parties for any ADOS and/or AOS.

GSK will have an active role in the selection of such individuals as appropriate and agreed by the Parties.

“DISCOVERY OUTSOURCED SERVICES” or “DOS”	means those services listed in Sections A and B Schedule 1 to this Agreement.

“EQUIPMENT”	means computers, laboratory notebooks (LBNs), electronic laboratory notebooks (eLNBs), telecommunications and network, hardware, and any other equipment and their associated peripherals and connecting equipment utilised by “Contractor” in performing the OS, provided by GSK.

“EXCESS MATERIAL”	means any remaining Material(s) or Biology Additional Material(s) in possession of Contractor that are required to be returned, destroyed or disposed upon completion and/or termination of the Project and/or the Program and/or the Research Agreement, in accordance with GSK instructions and Clause 8.

“FLEXIBLE DOS” or “FDOS”	means a combination of all the DOS (ADOS and/or AOS), as described in Section B of Schedule 1, or as specified by GSK on a Project by Project basis. Intellectual input predominately driven by GSK.

“FULLY INTEGRATED SERVICES” or “FIS”	mean a combination of all the DOS (or ADOS and/or AOS), as described in Section C of Schedule 1, or as specified by GSK on a Program by Program basis. Intellectual input predominately driven by Contractor.

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“IN-VITRO”	means any study conducted in an artificial environment outside a living organism.

‘IN-VIVO”	means any study conducted in live animals.

“MATERIAL(s)”	means any Compound, Reagent, Asset, Biological Material/Sample, non-human biological material, Biological Additional Materials that could be used or provided by GSK to Contractor at the Site, including but not limited to any material in whatever form (including written, magnetic, electronic, graphic or digitised), including any methodologies, processes, know-how, reports, specifications, business rules or requirements, manuals, user guides, training materials and instructions and material relating to GSK Software or its design, development, modification, operation, support or maintenance.

“OUTSOURCED SERVICES (“OS”)”	means any DOS, as detailed in Schedule 1, and/or any FIS; and/or any ADOS; and/or any AOS.

“PROGRAM”	means Fully Integrated Services provided by Contractor in accordance with the specifics of a Research Agreement.

“REAGENT”	means a substance used in a chemical or biological reaction, or an Assay.

“RESEARCH AGREEMENT”	means a written instrument which is entered into by the Parties (or in the case of GSK by one of its Affiliates) setting out the scientific, business and commercial details for the Fully Integrated Services, as required by a GSK Business Unit.

“SOFTWARE”	means all systems and computer programs, including application software, enhancements, supporting documentation and associated materials that are utilised by the Contractor in performance of the OS pursuant to this Agreement.

“STUDY PROTOCOL”	means a study (Schedule 2) detailing a specific set of discrete biology OS required by a GSK Business Unit under the relevant SOW.

1.2	By amending the definition of “Additional Materials”

“Chemical Additional Materials” means any Reagents or Materials with a value in excess of * per item, upon prior approval by the GSK Representative.

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1.3	By amending the definition of “Project”

““Project” means any Outsourced Services Project(s) (excluding Fully Integrated Services) to be conducted by Contractor in accordance with a Statement of Work (“SOW’), associated Project Form(s) and/or Study Protocol(s).”

1.4	By amending the definition of “Project Form”

““Project Form” means a form detailing a discreet set of Outsourced Services (excluding Fully Integrated Services) required by a GSK Business Unit under the relevant SOW.”

2.	SERVICES

The Parties also wish to substitute Schedule 1 with the amended Schedule 1 attached to this Amendment.

3.	CHARGES AND PAYMENTS

Schedule 7 is amended as follows:

3.1	Section 2.1 is amended as follows:

“Contractor Employees employed by the Contractor in providing the functional chemistry Discovery Outsourced Services will be charged at a * per annum, or pro-rata for any period of less than a Calendar Year.”

“The Parties have agreed (that GSK will have the flexibility to ramp-up and/or down Contractor Employees within reasonable timeframes in accordance with the scientific needs of an individual Project and/or Program.”

3.1.1	Section 2.2 and 2.2 shall are hereafter renumbered as Sections 2.2 and 2.3 respectively.

3.1.2	Section 5.1.4 is hereby replaced as follows:

“5.1.4 All US invoices shall be sent for payment to the following address:

PO Box 981499, El Paso Texas 79998-1499”

3.2	All other commercial pricing within Schedule 7 of the Master Agreement shall remain unchanged.

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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4.	ETHICAL TREATMENT AND USE OF ANIMALS AND BIOLOGICAL SAMPLES

Clause 11 is amended as follows:

4.1	By adding two new sections:

“11.3 The in-vitro and drug metabolism and pharmacokinetics outsourced services shall be conducted in compliance with GSK approved protocols and policies on ethical care and welfare of animals, as set out in Schedule 8.”

“11.4 Contractor shall not use any Biological Sample in the performance of OS without notifying GSK of such intended use and obtaining GSK’s consent thereto.

To the extend it may be applicable, any Biological Sample obtained from patients or subject volunteers or other donors by Contractor to perform the OS, must be:

A)	obtained in compliance with all applicable national, regional and local laws regarding the collection, storage, transfer, use and disposal of human tissues and regarding the use and disclosure of human health information; and

B)	obtained with relevant requirements for ethics committee approvals; and

C)	obtained the informed consent of the concerned individuals of such Biological Sample, and in the case of post mortem Biological Sample, supplied with consent provided by or on behalf of the original donor that specifically includes consent: (i) for the Biological Sample to be used in commercial research (and with respect to the supply of any, Biological Sample collected after September 1st 2006; (ii) that such research use may include DNA analysis) which could result in commercial gain; (iii) that the Biological Sample may be transferred to other commercial entitles; (iv) that to the extent to which collected Biological Sample will be associated with information identifying the donor; if applicable, that information regarding the donor may be transferred and used with the Biological Sample; and (v) that the donor has been informed not to expect to benefit from any commercial gain.”

5.	MATERIALS

Clause 8 is hereby deleted In its entirety and replaced with the following:

“8.	MATERIALS

8.1	GSK may supply Contactor with Materials for the performance of the OS.

8.2	The use of Biology Additional Materials and/or Chemical Additional Materials in Contractor’s performance of the OS must be approved in writing by GSK.

8.2.1	In the event Contractor requires purchasing Biology Additional Materials and/or Chemical Additional Materials for the performance of the OS, Contractor will provide GSK with quotes from their preferred suppliers who meet quality, quantity and timeline requirements. In addition, Contractor will highlight the preferred option and will seek GSK approval before proceeding.

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8.2.2	Notwithstanding the above, GSK may:

(a)	Supply the Biology Additional Materials and/or Chemical Additional Materials to Contractor at no cost for Contractor; or

(b)	Provide Contractor with the contact details of GSK preferred suppliers, in order for Contractor to conduct the purchase directly.

8.3	Contractor shall use the Materials exclusively on GSK Project(s) and/or Program(s) and in accordance with GSK specifications and instructions at all times. Any Excess Materials from a Project and/or Program may be used for other GSK Project and/or Program. Contractor will not transfer possession or control of any Materials to a Third Party, remove, or transport the Materials from the Site without GSK written authorisation.

8.4	Should the value of Biology Additional Material be greater than * per Consumable *, GSK will pay excess value above * per Consumable, upon prior approval by GSK Representative.

8.5	Should the value of Chemical Additional Material be in excess of * per item. GSK will only pay excess value above *, upon prior approval by GSK Representative.

8.6	Contractor shall not use the Materials supplied by GSK for any unlawful purposes.

8.7	For those Materials supplied by GSK, GSK shall appoint GSK preferred suppliers for the shipments of the Materials to the Site.

8.8	All legal, custom requirements retaining to the labelling, packaging, dispatch and delivery of the Materials must be met by GSK, if the Materials are supplied by GSK.

8.9	Contractor shall keep the Materials supplied by GSK stored and labelled in such a way that they are visibly marked and readily identifiable as belonging to GSK.

8.10	Contractor shall store the Materials supplied by GSK at the Site to accordance with the technical, safety and handling instructions provided by GSK at all times. Should the materials supplied by GSK be stored at a different location, Contractor will inform GSK and provide the relevant information regarding said location. Any new storage location must be authorised in writing by GSK.

8.11	Contractor shall permit GSK by means of its GSK Representative or duly authorised representative to inspect the Materials supplied by GSK at all reasonable times and, for such purpose, to enter the Site where the Materials may be located Contractor shall grant reasonable access to the Site for such inspection during normal Working Hours.

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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8.12	Contractor shall be responsible for taking all reasonable measures to ensure the security of the Materials whilst in the Site.

8.13	In the event Contractor requires equipment and materials in addition to the Materials and/or Equipment to provide the OS, Contractor will obtain such equipment and materials at its own expense. Such equipment and materials shall be acquired in the name of the Contractor and the title shall vest in Contractor.

8.14	Contractor shall take all reasonable care of all Materials supplied by GSK, and where it becomes aware that any Materials supplied by GSK have been stolen, lost, destroyed or damaged, it shall promptly inform the GSK Representative to that effect in writing.

8.15	Risk of loss or damage to the Materials supplied by GSK shall pass to Contractor on delivery.

8.16	Without limiting the foregoing Contractor shall be responsible for any damage to or LOSS of the Materials supplied by GSK arising out of or in connection with any negligence, misuse, mishandling of or otherwise caused by Contractor or its officers, Contractor Employees, agents and sub-contactors.

8.17	On termination or expiry of a Project and/or a Program, Contractor shall return all remaining Excess Materials supplied by GSK, in accordance with the correspondent SOW and/or Research Agreement. GSK shall have the right, at all reasonable times, upon prior notice and during normal Working Hours, to enter the Site to Inspect and retrieve any of the Excess Materials.

8.18	On termination or expiry of this Agreement, Contractor shall return all remaining Excess Materials supplied by GSK. GSK shall have the right, at all reasonable times, upon prior notice and during normal Working Hours, to enter the Site to inspect and retrieve any of the Excess Materials.

8.19	Contractor acknowledges that at no time will any right, title or interest in or to any of the Materials supplied by GSK pass to Contractor and that Contractor shall at all times act as bailee only of such Materials. Contractor shall hold all Materials strictly to the order of GSK, who shall remain the owner of the Materials. Contractor shall have no general, contractual, equitable or any other right or interest in or lien over the Materials.”

All other terms and conditions of the Master Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment has been executed in duplicate by the Parties hereto through their duly authorised representatives on the date first above written.

GlaxoSmithKline Research & Development Limited	ChemPartner Co., Ltd.
/s/ *	/s/ Michael Hui
By: *	By: Michael Hui
Position: Drug Discovery & Chemistry Procurement	Position: CEO
Date: Dec/11/09	Date: Dec. 3rd, 2009

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SCHEDULE 1

Discovery Outsourcing Services

1.	General information

The Discovery Outsourced Services (“DOS”) shall comprise of one or more of the following:

A.	FUNCTIONAL DOS:

Discovery Outsourced Category	Discovery Outsourced Services	Description

Chemistry	*	*

Chemistry	*	*

Chemistry	*	*

Chemistry	*	*

Chemistry	*	*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Biology	*	*

Biology	*	*

Discovery Outsourced Category	Discovery Outsourced Services	Description

Biology	*	*

Biology	*	*

B.	FLEXIBLE DISCOVERY OUTSOURCED SERVICES (‘FDOS”):

Flexible Discovery Outsourced Services	Description

Flexible Discovery Outsourced Services (“FDOS”)	• A combination of all the DOS above, or as specified by GSK on a Project by Project basis. • Intellectual input predominately driven by GSK

The above mentioned list of DOS may be amended by GSK from time to time in writing.

The precise scope of the DOS will be agreed by the Parties on a Project by Project basis, and/or a Program by Program basis.

The Parties will document the provision of the OS by means of a Statement of Work (“SOW”) for each specific Project or a Research Agreement for each specific Program, as described below:

a.	For chemistry DOS, by means of a SOW and associated Project Form(s) (as attached in Schedule 2);

b.	For biology DOS, by means of a SOW and associated Study Protocol(s) (as attached in Schedule 2);

c.	For Flexible Discovery Outsourced Services, by means of a SOW and associated Project Form(s) and/or Study Protocol(s) (as attached in Schedule 2), as may be applicable;

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SCHEDULE 8

ANIMAL WELFARE

Contractor agrees to comply with all relevant statutes, legislation, regulations and guidelines for the care, welfare and ethical treatment of animals used in research in the country where the Outsourced Services are being performed. In conducting any research involving the use of animals, Contractor further agrees to comply with the “3R” Principles— reducing the number of animals used, replacing animals with non-animal methods whenever possible and refining the research techniques used. All work must be conducted in adherence to the core principles for animals on research studios identified below. Local customs, norms, practices or laws may be additive to the core principles, but Contractor agrees to comply, as a minimum, with these core principles:

a.	Access to species appropriate food and water

b.	Access to species specific housing, including species appropriate temperature and humidity levels

c.	Access to humane care and a program of veterinary care

d.	Ability to demonstrate species specific behaviour

e.	Adherence to principles of replacement, reduction and refinement in the design of In Vivo studies

f.	Study design reviewed by institutional ethical review panel

g.	Commitment to minimizing pain and distress during In Vivo studies

h.	Work performed by appropriately trained staff

Contractor agrees that all Study Protocol(s) shall undergo an ethical review, whether or not required by applicable law, and that written documentation confirming ethical review shall be maintained until three (3) years after the termination of this Master Agreement demonstrating that the review was completed. Those records shall be eligible for inspection by GSK upon reasonable notice and shall be promptly provided to GSK upon request.

If Contractor is currently accredited by AAALAC, Contractor agrees to make Commercially Reasonable Efforts to maintain its AAALAC accreditation during the life of this Master Agreement.

Contractor shall conduct the Outsourced Services only through appropriately trained and qualified staff, and Contractor agrees to have policies or procedures in place to ensure the appropriate qualification and training of its Contractor Employees.

Upon reasonable advance notice, GSK (or its sub-contractor/delegate) shall have the right to audit Contractor’s records and facilities. The scope of the audit may include, but need not be limited to, the opportunity to view relevant SOPS, training records, building management records, animal health records, tour the facility, ethical review documents, and otherwise include any documents reasonably necessary to assess compliance by Contractor with any of the terms of this Schedule.

Contractor shall immediately provide notice to GSK of any impending inspection by a regulatory authority of Outsourced Services or the facilities used for the Outsourced Services, and GSK shall have the right to be present at the inspection, to receive a copy of any report or findings issued by the regulatory authority, mid to review and comment in advance on any proposed response by Contractor to the regulatory authority. Contractor shall also promptly provide OS with copies of any regulatory enforcement action or inspection findings issued to Contractor and relating to the ethical care and treatment of animals, regardless of whether such enforcement action or inspection finding relates to the Outsourced Services.

Contractor shall have a procedure in place to audit, assess and approve its external suppliers and distributors who supply animals to Contractor to (i) ascertain and confirm the quality of the animals supplied, (ii) ensure legal requirements for the care and welfare of animals are met and (iii) ensure that only purpose bred animals are used to conduct and provide the Outsourced Services. The distance of suppliers from Contractor’s test facility shall be minimised (where practicable) and transport processes (e.g. stocking densities, carrying orates, food and water) must ensure minimum stress. On arrival, Contractor shall ensure checks are in place to confirm only healthy animals are used in the Outsourced Services. Contractor shall document the approval of its animal suppliers and distributors, which documentation shall be made available to GSK upon request. GSK shall the right, but not the obligation, to approve any supplier of non-human primates, which right may be invoked upon notice to Contractor.

APPENDIX 2

Floor map of GSK DESIGNATED SPACE

*

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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APPENDIX 3

CONFIDENTIALITY DISCLOSURE AGREEMENT

CONFIDENTIALITY DISCLOSURE AGREEMENT

THIS CONFIDENTIALITY DISCLOSURE AGREEMENT (the “Agreement”) is entered into on 23rd December, 2009 (“Effective Date”) by and between Shanghai ChemPartner Co., Ltd., a Chinese Corporation with its principal office located at No. 5 Building, 998 Halei Road, Zhangjiang Hi-Tech Park, Pudong New Area, Shanghai 201203, China (“ChemPartner”) and GlaxoSmithkline Research and Development Limited, registered in England and Wales under company number 835139 and having its registered office at 980 Great West Road, Brentford, Middlesex TW8 9GS, United Kingdom (“GSK”).

ChemPartner and GSK are herein referred to each as a “Party” and, collectively, as the “Parties”.

1. GSK will co-locate one or more GSK EMPLOYEE(s) to oversee a PROJECT(s) and/or a PROGRAM(s) to be conducted at the GSK DESIGNATED SPACE at the SITE as specified in the Global Research and Development Outsourced Services Agreement entered by and between ChemPartner and GSK dated as of 22st December, 2009 (“Global Agreement”).

2. For the purposes of this Agreement, the terms used shall have the same meaning as set forth in the Global Agreement, unless otherwise specified herein. For what is not expressly regulated in this Agreement, the Parties shall refer to the terms and conditions agreed in the Global Agreement.

3. “ChemPartner Business Confidential Information” shall mean any and all scientific, technical and non-technical information of ChemPartner obtained or learned by the GSK EMPLOYEE during the course of his/her co-location, including but not limited to information regarding (a) patent and patent applications, (b) trade secret, and (c) proprietary information, mask works, ideas, designed compounds or structures (“ChemPartner Compounds”), gene sequences, cell lines, samples, media, chemical compounds, assays, biological materials, techniques, sketches, drawings, works of authorship, models, inventions, know-how, processes, apparatuses, equipment, algorithms, software programs, software source documents, and formulae related to the current, future, and proposed products and services of ChemPartner, and including, without limitation, ChemPartner’s information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, investors, employees, business and contractual relationships, business forecasts, sales and merchandising, marketing plans and other proprietary information of ChemPartner.

4. Subject to Section 3, GSK agrees that at all times and notwithstanding any termination or expiration of this Agreement it will hold in strict confidence and not disclose ChemPartner Business Confidential Information to any THIRD PARTY, except as approved in writing by ChemPartner, and will not use ChemPartner Business Confidential Information.

5. GSK shall not have any obligations under this Agreement with respect to a specific portion of the ChemPartner Business Confidential Information if GSK can demonstrate with competent evidence that such ChemPartner Business Confidential Information:

(a) was in the public domain at the time it was disclosed to GSK;

(b) entered the public domain subsequent to the time it was disclosed to GSK, through no fault of GSK;

(c) was in GSK’s possession free of any obligation of confidence at the time it was disclosed to GSK;

(d) was rightfully communicated to GSK free of any obligation of confidence subsequent to the time it was disclosed to GSK; or

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(e) was developed by employees or agents of GSK who had no access to ChemPartner Business Confidential Information.

6. GSK recognizes and agrees that nothing contained in this Agreement shall be construed as granting any property rights, by license or otherwise, to any ChemPartner Business Confidential information disclosed pursuant to this Agreement, or to any INVENTION or any PATENT, copyright, trademark, or other INTELLECTUAL PROPERTY RIGHT that has issued or that may issue, based on such ChemPartner Business Confidential Information unless explicitly specified in this Agreement. GSK shall not make, have made, use or sell for any purpose any product or other item using, incorporating or derived from any ChemPartner Business Confidential Information unless relevant licenses are granted by the ChemPartner to GSK.

7. ChemPartner Business Confidential Information shall not be reproduced in any form.

8. All INTELLECTUAL PROPERTY RIGHTS embodied in ChemPartner Business Confidential Information shall be and remain the sole and exclusive property of the ChemPartner except as otherwise agreed by both Parties.

9. This Agreement shall come into effect from the Effective Date and continue until the termination of the Global Agreement. Except for Section 5 of this Agreement, GSK obligations with respect to ChemPartner Business Confidential Information disclosed under this Agreement shall survive termination of this Agreement and continue for as long as such information remains CONFIDENTIAL INFORMATION.

10. This Agreement shall be governed by and construed in accordance with the laws of the People’s Republic of China, without regards to conflict of law principles. Any dispute, controversy or claim from or in connection with this SOW, including any question regarding its existence, validity or. termination, must be submitted to the China International Economic and Trade Arbitration Commission (“CIETAC”) in accordance with the Rules of Conciliation and Arbitration. Arbitration shall be conducted in accordance with the CIETAC’s arbitration rules in effect at the time of applying for arbitration. The seat of arbitration shall be Shanghai and the language to be used in the arbitral proceedings shall be English. The award of the arbitration tribunal will be final and binding. Judgment on any award may be entered in any court of competent jurisdiction.

The costs of arbitration must be borne by the losing Party, unless otherwise decided by the arbitration award.

11. This Agreement may not be amended except by a writing signed by both Parties hereto.

12. The GSK hereby agrees that breach of this Agreement will cause ChemPartner irreparable damage for which recovery of damages would be inadequate, and that ChemPartner shall therefore be entitled to obtain timely injunctive relief under this Agreement, as well as such further relief as may be granted by a court of competent jurisdiction, both before and after the arbitrators have been appointed.

13. If any provision of this Agreement is found by a proper authority to be unenforceable or invalid, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions, or arbitration awards.

14. GSK will not assign or transfer any rights or obligations under this Agreement without the prior written consent of ChemPartner.

15. All notices or reports permitted or required under this Agreement shall be in writing and shall be delivered by personal delivery, electronic mail, facsimile transmission or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery, five (5) days after deposit in the mail, or upon acknowledgment of receipt of electronic transmission. Notices shall be sent to the following addresses or such other address as either Party may specify in writing.

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If to ChemPartner:

Attention: Michel Hui

Address: No.5 Building, 998 Hailei Road, Zhangjiang Hi-Tech Park Pudong New Area, 201203 Shanghai,

People’s Republic of China

Tel: 86-21-51320006

Fax: 86-21-51320110

Email: hui@chempartner.cn

If to GSK: Attention: * Address: * Tel: * Fax: * Email: *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

Shanghai ChemPartner Co., Ltd.	GlaxoSmithKline Research and Development Limited

/s/ Michael Hui	/s/ *
Name: Michael Hui	Name*
Title: CEO	Title: Discovery Outsourced Services
Date: January 19, 2010	Date: 23rd December, 2009

*	Indicates where text has been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

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APPENDIX 4

VISITOR AGREEMENT

VISITOR AGREEMENT

This Visitor Agreement (“Agreement”) is by and between Shanghai ChemPartner Co., Ltd., a company located at No.5 Building, 998 Halei Road, Zhangjiang Hi-Tech Park, Pudong New Area, Shanghai, China 201203 (“ChemPartner”), and [●], an employee of [●] (“GSK”) a company located at [●] (“GSK EMPLOYEE”).

WHEREAS,

1.

GSK is co-locating the GSK EMPLOYEE to oversee a PROJECT(s) and/or a PROGRAM(s) to be conducted at the GSK DESIGNATED SPACE as specified in the Global Research and Development Outsourced Services Agreement entered by and between ChemPartner and GSK dated as of 23rd  December, 2009 (“Global Agreement”).

2.	ChemPartner is willing to provide GSK EMPLOYEE with GSK DESIGNATED SPACE in order for the Visitor to oversee a PROJECT(s) and/or a PROGRAM(s) as specified in the Global Agreement.

NOW, THEREFORE, in consideration of the mutual promises set forth below, it is agreed by and between ChemPartner and the GSK EMPLOYEE:

1.	Co-Location At Gsk Designated Space

1.1	The Gsk Employee Will Be Co-Located At Gsk Designated Space To Oversee And Monitor Performance Of The [Insert Name Of Project(S) And/Or Program(S)] Outsourced To Chempartner By [Insert Name Of Gsk Business Unit] From [●] 2009 Until [●].

Gsk Will Remain The Employer Of The Gsk Employee, And All Salaries, Allowances, Benefits And Costs Relating To The Gsk Employee Shall Be Borne By Gsk During The Co-Location. Gsk Shall Be Only Responsible For The Gsk Employee’s Safety And All Injuries Or Loss Occurred To The Gsk Employee During The Co-Location Except Such Injuries Or Loss Caused By Chempartner’s Gross Negligence Or Willful Act.

The Gsk Employee Shall Comply With Chinese Laws And Regulations And Internal Rules And Regulations Of Chempartner, As Notified By Chempartner At All Times. In Consideration Of Confidential Nature Of Chempartner’s Business, The Gsk Employee Shall Keep Confidential Chempartner’s Business Confidential Information, As Described In The Confidentiality Agreement Entered By And Between Chempartner And Gsk Dated As Of 21st December, 2009.

1.2	Chempartner Will Provide The Gsk Employee With The Facilities Specified In Clause 22.10.5 Of The Global Agreement. No Further Facilities Will Be Provided Unless Otherwise Agreed By Both Parties In Writing.

2.	Assignment Gsk Employee Will Not Assign Or Transfer Any Rights Or Obligations Under This Agreement Without The Prior Written Consent Of Chempartner.

3.	No Agency Nothing In This Agreement Shall Be Construed As An Authorization For Any Party To Act As An Agent For Any Other Party.

4.	No Use Of Names No Party To This Agreement Will Use The Name Of Any Other Party Hereto In Advertising, Publicity, Or Otherwise Without The Express Prior Written Permission From The Party Affected.

5.	Entire Agreement This Agreement Represents The Entire Understanding Between The Parties With Respect To The Gsk Employee’s Co-Location. It Is Further Agreed That No Term Of This Agreement Can Be Changed Or Waived In Any Respect Except By Written Agreement Signed By Gsk Employee And Chempartner.

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6.	Warranties/Notice Gsk Employee Represents And Warrants That He/She Has The Right To Enter Into This Agreement And To Fulfill The Obligations Set Forth Hereunder.

Any Notice Required Or Permitted To Be Given Under This Agreement, Shall Be In Writing And Shall Be Deemed To Have Been Sufficiently Given For Al Purposes If Mailed By First Class Certified Or Registered Mail, Postage Prepaid. Unless Otherwise Specified In Writing, The Mailing Addresses Of The Parties Shall Be As Follows:

To Chempartner:	To Gsk Employee

Shanghai Chempartner Co., Ltd. No. 5 Building, 998 Halei Road, Pudong New Area, Shanghai, China Attn: [●]	[●]

7.	Term The Term Of This Agreement Shall Come Into Effect From The Effective Date And Continue Until The Termination Of The Co-Location.

8.	No License This Agreement Shall Not Be Construed As An Obligation To Enter Into Any Subsequent Relationship. It Is Understood That No Patent Rights Or Licenses Are Granted To Gsk Employee By This Agreement.

9.	The Terms Used In This Agreement Shall Have The Same Meaning As Set Forth In The Global Agreement, Unless Otherwise Specified Herein. For What Is Not Expressly Regulated In This Agreement, The Parties Shall Refer To The Terms And Conditions Agreed In The Global Agreement.

10.	Jurisdiction And Venue This Agreement Shall Be Governed By And Construed In Accordance With The Laws Of The People’s Republic Of China. Any Dispute, Controversy Or Claim From Or In Connection With This Agreement, Including Any Question Regarding Its Existence, Validity Or Termination, Must Be Submitted To The China International Economic And Trade Arbitration Commission (“Cietac”). Arbitration Shall Be Conducted In Accordance With The Cietac’s Arbitration Rules In Effect At The Time Of Applying For Arbitration. The Seat Of Arbitration Shall Be Shanghai And The Language To Be Used In The Arbitral Proceedings Shall Be English. The Award Of The Arbitration Tribunal Will Be Final And Binding. Judgment On Any Award May Be Entered In Any Court Of Competent Jurisdiction. The Costs Of Arbitration Must Be Borne By The Losing Party, Unless Otherwise Decided By The Arbitration Award.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the last date of execution by their duly authorized representatives.

SHANGHAI CHEMPARTNER CO., LTD	GSK EMPLOYEE

By:	By:
Title:	Title:
Date:	Date:

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